As filed with the SEC on __________________ .	Registration No. 33-01031

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 13

THE PRUDENTIAL VARIABLE

CONTRACT ACCOUNT GI-2

(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

(Name of Depositor)

Prudential Plaza

Newark, New Jersey 07102-3777

(973) 802-7333

(Address and telephone number of principal executive offices)

MICHAEL J. SCHARPF

VICE PRESIDENT and CORPORATE COUNSEL

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

290 WEST MOUNT PLEASANT AVENUE

LIVINGSTON, NEW JERSEY 07039-2729

(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate space):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on	May 1, 2007	pursuant to paragraph (b) of Rule 485
(date)

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on _______________	pursuant to paragraph (a)(1) of Rule 485
(date)

[X] This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS

May 1, 2007

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

GROUP VARIABLE UNIVERSAL LIFE

The Prudential Insurance Company of America

751 Broad Street

Newark, New Jersey 07102-3777

Telephone (800) 562-9874

ADDITIONAL INFORMATION ABOUT GROUP VARIABLE UNIVERSAL LIFE CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”), WHICH CAN BE OBTAINED BY CALLING OUR CUSTOMER SERVICE CENTER TOLL FREE AT (800) 562-9874.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES, NOR DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

PROSPECTUS CONTENTS

SUMMARY OF CHARGES AND EXPENSES	6

EXPENSES OTHER THAN PORTFOLIO EXPENSES	6

DEDUCTIONS FROM PORTFOLIOS	7

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	8

BRIEF DESCRIPTION OF THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT	8

THE DEATH BENEFIT	8

THE CERTIFICATE FUND	9

PREMIUM PAYMENTS	9

ALLOCATION OF PREMIUMS AND INVESTMENT CHOICES	9

TRANSFERS	9

DOLLAR COST AVERAGING	9

SURRENDERS	10

WITHDRAWALS FROM THE CERTIFICATE FUND	10

LOANS	10

CANCELING YOUR CERTIFICATE	10

SUMMARY OF CONTRACT RISKS	10

CONTRACT VALUES ARE NOT GUARANTEED	10

RISK OF AN INCREASE IN FEES AND EXPENSES	11

CONTRACT LAPSE	11

RISKS OF TAKING WITHDRAWALS	11

RISKS OF TAKING A LOAN	11

EFFECT OF PREMIUM PAYMENTS ON TAX STATUS	11

REPLACING YOUR LIFE INSURANCE	12

RISK / BENEFIT SUMMARY: PORTFOLIO COMPANY RISKS	12

RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	12

LEARN MORE ABOUT THE FUNDS	12

GENERAL DESCRIPTION OF DEPOSITOR, REGISTRANT AND PORTFOLIO COMPANIES	13

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	13

THE SEPARATE ACCOUNT	13

THE FUNDS	13

VOTING RIGHTS	14

SUBSTITUTION OF FUND SHARES	14

THE FIXED ACCOUNT	15

CHARGES AND EXPENSES	15

CHARGE FOR SALES EXPENSES	15

CHARGE FOR TAXES ATTRIBUTABLE TO PREMIUMS	15

CHARGE FOR PROCESSING PREMIUMS	16

SURRENDER CHARGE	16

WITHDRAWAL/PARTIAL SURRENDER CHARGE	16

LOAN CHARGES	16

REDUCTION OF CHARGES	16

CHARGE FOR THE COST OF INSURANCE	17

MONTHLY DEDUCTIONS FROM THE CERTIFICATE FUND	18

DAILY DEDUCTION FROM THE SEPARATE ACCOUNT	19

CHARGE FOR EXPENSES INCURRED BY THE FUNDS	19

GENERAL DESCRIPTION OF CONTRACTS	21

THE GROUP CONTRACT	21

THE CERTIFICATE HOLDER	21

APPLICANT OWNER PROVISION	21

2

BENEFICIARY	22

HOW PRUDENTIAL INSURANCE ISSUES CERTIFICATES	22

MAXIMUM AGE	22

"FREE LOOK" PERIOD	22

TRANSFERS	22
TRANSFER RESTRICTIONS	23

CHANGING THE ALLOCATION OF FUTURE PREMIUM PAYMENTS	24

DOLLAR COST AVERAGING	24

TERMINATION OF A GROUP CONTRACTHOLDER'S PARTICIPATION	25

PARTICIPANTS WHO ARE NO LONGER ELIGIBLE GROUP MEMBERS	25

OPTIONS ON TERMINATION OF COVERAGE	25

CONVERSION	26

PAID-UP COVERAGE	26

PAYMENT OF CASH SURRENDER VALUE	27

OTHER GENERAL CONTRACT PROVISIONS	27

Assignment	27

Experience Credits	27

Suicide Exclusion	27

Incontestability	27

Misstatement of Age	28

ADDITIONAL INSURANCE BENEFITS	28

Accelerated Benefit Option (referred to in your Certificate as Option to Accelerate Payment of Certain Death Benefits)                                                                                                                                                                                       28

Accidental Death And Dismemberment Benefit	28

Seat Belt Coverage (also referred to as Accidental Motor Vehicle Death Coverage	28

Extended Death Protection During Total Disability (also referred to as Waiver of Cost of Insurance Charges/Premium)                                                                                                                                                                     29

Dependent Life Benefits	29

PROCEDURES	29

Telephone and Electronic Transactions	29

When Prudential Insurance Reconciles Financial Transactions	29

WHEN PROCEEDS ARE PAID	29

PREMIUMS	30

ROUTINE PREMIUM PAYMENTS	30

ADDITIONAL PREMIUM PAYMENTS	30

HOW YOU WILL PAY PREMIUMS	30

DEDUCTING PREMIUMS FROM YOUR PAYCHECK	30

EFFECT OF PREMIUM PAYMENTS ON TAX STATUS	30

EFFECTIVE DATE OF INSURANCE	31

HOW PRUDENTIAL INSURANCE WILL DEPOSIT AND INVEST PREMIUM PAYMENTS	31

DEATH BENEFIT AND CONTRACT VALUES	31

WHEN THE DEATH BENEFIT IS PAYABLE	31

AMOUNT OF THE DEATH BENEFIT	31

ADJUSTMENT IN THE DEATH BENEFIT	32

HOW YOUR BENEFICIARY MAY RECEIVE THE DEATH BENEFIT	33

SETTLEMENT OPTIONS	33

CHANGES IN FACE AMOUNT OF INSURANCE	34

Increases in the Face Amount	34

Decreases in the Face Amount	34

SURRENDERS AND PARTIAL SURRENDERS/WITHDRAWALS	35

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FULL SURRENDERS	35

CASH SURRENDER VALUE	35

PARTIAL SURRENDERS/WITHDRAWALS	36

LOANS	36

LAPSE	37

HOW YOU CAN STOP YOUR INSURANCE FROM LAPSING	37

REINSTATEMENT	38

TAXes	38

TREATMENT AS LIFE INSURANCE AND INVESTOR CONTROL	38

PRE-DEATH DISTRIBUTIONS	39

Certificates Not Classified As Modified Endowment Contracts	39

Modified Endowment Contracts	39

TREATMENT AS GROUP TERM LIFE INSURANCE	40

WITHHOLDING	40

OTHER TAX CONSIDERATIONS	40

FEDERAL INCOME TAX STATUS OF AMOUNTS RECEIVED UNDER THE CERTIFICATE	40

COMPANY TAXES	41

Distribution And Compensation	41

Service Fees Payable To Prudential Insurance	42

Legal Proceedings	42

Financial Statements	44

Statement of Additional Information	44

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	45

This document is a prospectus. It tells you about Group Variable Universal Life Insurance (sometimes referred to as “GVUL”) contracts offered by The Prudential Insurance Company of America (“Prudential Insurance,” the “Company,”“we,” “our,” or “us”) for insurance programs that are sponsored by groups.

We will give a Certificate to each Eligible Group Member or Applicant Owner who buys (or owns) coverage under a Group Contract. We will refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant. Certain Group Contracts may also permit a Participant to apply for separate insurance coverage for his or her qualified dependents.

We have tried to make this prospectus easy to understand. Still, the meaning of some terms is special because these terms describe concepts used mostly in insurance contracts. To help you understand what these terms mean, we include a Definitions Of Special Terms section.

The Prudential Variable Contract Account GI-2

The Group Contracts and Certificates provide life insurance protection with flexible premium payments, a choice of underlying variable investment options and a Fixed Account. The Death Benefit and Cash Surrender Value will change daily, depending on the performance of the investment options you select.

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The Prudential Variable Contract Account GI-2 (“Separate Account”) has 110 variable investment options, including The Prudential Series Fund, Inc. (“Series Fund”). We call each investment option a “Subaccount.” We will invest the assets of each Subaccount in the Series Fund, or in the other mutual fund portfolios. When we refer to “Funds” in this prospectus, we mean all or any of these Subaccounts. We may use “Investment Option,” “Subaccount” or “Fund” interchangeably when referring to a variable investment option.

We will permit each Group Contractholder to choose up to 20 of these Funds. The Series Fund Money Market Portfolio must be one of the selected Funds. Generally, half of the Funds selected by the Group Contractholder must be from the Series Fund. The Fixed Account is also available in addition to the 20 funds selected by a Group Contractholder. (The Fixed Account is an investment option for which Prudential Insurance guarantees that the effective annual interest rate will be at least 4%.)

You may then choose investment options from among the Funds selected by your Group Contractholder. You may also choose to invest in the Fixed Account. (The Fixed Account may also be referred to as an “investment option.”) You may choose to make additional premium contributions and have those funds directed to the investment options you select. Once you select the investment options you want, Prudential Insurance will direct your additional premium contributions to the Subaccounts associated with those Funds and/or to the Fixed Account. You may change your selection of investment options at any time.

We describe the Funds chosen by your Group Contractholder briefly in the section called “The Funds” that appears in the supplement for your Group. We will provide you with a prospectus for each Fund selected by your Group Contractholder. The Fund prospectuses provide detailed information about the objectives and policies for each Fund, as well as the risks of investing in each Fund.

You should read this prospectus carefully and keep it for future reference. This document will be followed by prospectuses for each of the funds that will be available to you under your group program. You may also request a copy of the Statement of Additional Information, which provides additional details about your coverage. This prospectus may be accompanied by a supplement that describes the unique features of the particular Group Contract and Certificates. For those group contracts, the prospectus and the supplement together provide all the information you need to know about Group Variable Universal Life Insurance, and you should read them together.

SUMMARY OF CHARGES AND EXPENSES

Expenses Other Than Portfolio Expenses

The following tables describe the maximum fees and expenses that you may pay when buying, owning, and surrendering the Certificate. The first table describes the maximum fees and expenses that you may pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, make withdrawals or surrender the certificate. A detailed explanation of these fees and expenses can be found in the Charges and Expenses section.

Transaction Fees

Charge	When Charge is Deducted	Maximum Guaranteed Charge*
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	3.5% of each premium payment.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Currently, the maximum is 5.419% of each premium payment.

_________________________

1 For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential Insurance. In some states, this is called a premium based administrative charge. Currently the maximum premium tax is 5.419%, based on the state or territory with the highest current state premium tax. However, this maximum amount is subject to change, based on state, local and federal tax rates.

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Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	$2 from each premium payment.
Surrender Charge	This charge is assessed on a full Surrender of a Certificate.	The lesser of $20 or 2% of the amount surrendered.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender).	The lesser of $20 or 2% of the amount withdrawn.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	$20 per transfer after the twelfth.
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	$20 per statement.
Loan Transaction Charge	This charge is assessed when a loan is processed.	$20 for each loan.
Loan Interest	This charge accrues daily.	The Loan Account crediting rate plus 2%.

* The current charge may be less.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Separate Account Charge (for Mortality & Expense Risk)	Daily	Maximum – an effective annual rate of 0.90% of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00
*Cost of Insurance[2]		Maximum - $83.33 Minimum - $0.028**
Charge for a Representative Certificate Owner	Deducted monthly	Representative current charge - $0.16****
*Additional Insurance Benefits[3]:
Spouse Term Insurance	Deducted monthly	Maximum - $21.25*** Minimum - $0.05***
Representative current charge - $0.14*****

_________________________

2 The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay.

3 These benefits may not be available to some groups.

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Child Term Insurance	Deducted monthly	Maximum -$0.10*** Minimum - $0.06***
Representative current charge - $0.06******
AD&D on employee’s life	Deducted monthly	Maximum - $0.025*** Minimum - $0.020***
Representative current charge $.020****** Plan 1 $.025****** Plan 2 $.025****** Plan 3
AD&D on Spouse’s life	Deducted monthly	Maximum - $0.034*** Minimum - $0.032***
Representative current charge $.032******Plan 1 $.034******Plan 2

* The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net

Amount at Risk.
**	This amount is the minimum currently charged. The contract does not specify a guaranteed minimum rate.
***	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.

**** The representative current charge for cost of insurance is a sample rate currently charged for a 49 year old non-smoking insured, who is an active employee.

***** The representative current charge for spouse term insurance is a sample rate currently charged for a 48 year old insured,

who is the spouse of an active employee in the largest insured group.

****** The representative current charge for additional insurance benefits are sample rates currently charged for an active employee in the largest insured group.

Deductions From Portfolios

The next table describes the Funds’ fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by any of the Funds, expressed as a percentage of average assets during the year. More detail concerning each Fund’s fees and expenses is contained in the Prospectus for each Fund.

Total Annual Fund Operating Expenses*	Minimum	Maximum
Gross expenses deducted from the Fund’s assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.38%	3.57%

*For 2005, the net fees of these funds ranged on an annual basis from 0.38% to 1.78% of fund assets (after expense reimbursements or waivers, which reimbursements or waivers may terminate at any time).

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS

Brief Description of the Group Variable Universal Life Insurance Contract

A Group Variable Universal Life Insurance contract is an insurance contract issued by Prudential Insurance to the group that sponsors the Group Variable Universal Life Insurance program. Group Variable Universal Life is a variable insurance product that offers life insurance protection together with investment opportunity through variable investment options and the Fixed Account.

7

A Group Variable Universal Life Insurance policy is a flexible form of life insurance. It has a death benefit and a Certificate Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. Although the value of your Certificate Fund will increase if there is favorable investment performance in the investment options you select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Certificate Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. The coverage is designed to be flexible to meet your specific life insurance needs. Within certain limits, this type of coverage will provide you with flexibility in determining the amount and timing of your premium payments.

Often, the group that sponsors the Group Variable Universal Life insurance program is an employer. Other groups, such as membership associations, may also sponsor programs.

The Group Contract states all the terms of the agreement between Prudential Insurance and the sponsoring group. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy the Group Variable Universal Life Insurance. The Group Contract also says whether or not Eligible Group Members may also buy coverage for their qualified dependents.

We will give a Certificate to each Eligible Group Member who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options you selected.

The Death Benefit

When you buy Group Variable Universal Life Insurance, you will choose a Face Amount of insurance, based on the amounts available for your group. Prudential Insurance will pay a Death Benefit to the beneficiary when the Covered Person dies. Generally, the Death Benefit is the Face Amount of insurance plus the value of your Certificate Fund on the date of your death, minus any Certificate Debt and outstanding charges. Because the value of the Certificate Fund will vary daily with the performance of the investment options you select, the amount of the Death Benefit will also vary from day to day. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any extra benefit, if the covered person’s insurance is not in default and there is no Certificate Debt or withdrawal. See the Death Benefit and Contract Values section.

The Certificate Fund

The Certificate Fund consists of the Net Premiums that we invest in the investment options you select. Prudential Insurance will deduct its charges for the insurance from the Certificate Fund. The Certificate Fund value changes daily, reflecting: (i) increases or decreases in the value of the variable investment options you select; (ii) interest credited on any amounts allocated to the Fixed Account; (iii) interest credited on any loan; (iv) the daily charge for mortality and expense risks assessed against the variable investment options; and (v) monthly charges Prudential Insurance deducts for the insurance. The Certificate Fund also changes to reflect the receipt of premiums.

Premium Payments

You will usually be able to decide when to make premium payments and how much each premium payment will be. You are responsible for making sure that there is enough value in your Certificate Fund (minus Certificate Debt and outstanding charges) to cover each month’s charges. If your Certificate Fund balance is less than the amount needed to pay any month’s charges, then you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period, and if you do not, your coverage will end.

You may choose to make additional premium payments of at least $100 and have those payments directed to the investment options you select.

8

Allocation of Premiums and Investment Choices

Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums (or premium based administrative charges), and for some Group Contracts, a processing charge and a sales charge. The remainder is your Net Premium, which is then invested in the investment options. (See the Charges and Expenses section).

You may choose investment options from among the Funds selected by your Group Contractholder. You choose how to allocate your premium payments among the investment options. You may choose more aggressive Funds or less aggressive Funds, as well as the Fixed Account. What you choose depends on your personal circumstances, your investment objectives and how they may change over time.

If you prefer to reduce the risks that come with investing in the Funds, you can choose to direct some of your premium payments or the amount in your Certificate Fund to the Fixed Account. Prudential Insurance guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential Insurance declares periodically. That rate will change from time to time, but it will never be lower than 4%. See The Fixed Account section.

Transfers

You may transfer amounts from one investment option to another – we do not limit the number of transfers between variable investment options, but we may charge for more than 12 transfers in a Certificate Year. We limit the number of times you may transfer amounts out of the Fixed Account to once a year, but we do not limit the number of transfers into the Fixed Account. See the Transfers and the Transfer Restrictions sections.

Surrenders

You may surrender your insurance and receive its Cash Surrender Value. The Cash Surrender Value is the value of the Certificate Fund at the close of business on the day of the surrender minus any Certificate Debt and any outstanding charges. Under the terms of some Group Contracts, Prudential Insurance is permitted to also deduct a charge for the surrender. A surrender may have tax consequences. See the Surrenders and Partial Surrenders/Withdrawals section, and the Taxes section.

Withdrawals from the Certificate Fund

While your Certificate is in effect, you may withdraw part of the Certificate’s Cash Surrender Value. You must withdraw at least $200 in any withdrawal, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. Some Group Contracts may have a limit on the number of withdrawals you can make in a year. Some Group Contracts may impose a transaction charge for each withdrawal. A withdrawal may have tax consequences. See Surrenders and Partial Surrenders/Withdrawals section, and the Taxes section.

Loans

You may borrow money from your Certificate Fund. The maximum Loan Value, which is the maximum amount you may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount. The minimum amount you may borrow at any one time is $200. Loan interest charges accrue daily. Under some Group Contracts, we may make a charge of up to $20 for each loan. Depending on the tax status of your Certificate, taking a loan may have tax consequences. There may also be tax consequences if your Certificate lapses or terminates with an outstanding loan. See the Loans section, and the Taxes section.

Canceling Your Certificate

9

Generally, you may return your Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential Insurance. If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. (However, if applicable law so requires, you will receive a refund of all premiums paid minus any loans or withdrawals, and plus or minus any change due to investment experience.) This refund amount will be further reduced by applicable federal and state income tax withholding. See the “Free Look” Period section.

SUMMARY OF CONTRACT RISKS

Contract Values Are Not Guaranteed

Your benefits (including life insurance) are not guaranteed. The value of your Certificate Fund will vary with the performance of the investment options you select. There is no guarantee that the variable investment options will meet their investment objectives, so your Death Benefit could go down if the investment options in your Certificate Fund have poor investment performance. Poor investment performance could cause your Certificate to lapse, and you could lose your insurance. If you prefer to reduce the risks that come with investing in the variable options, you can choose to direct some of your premium payments or the amounts in your Certificate Fund to the Fixed Account.

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various financial planning purposes. Purchasing the Certificate for such purposes may involve certain risks. For example, life insurance could play an important role in helping you to meet the future costs of a child’s education. The Certificate’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the variable investment options you choose perform poorly, or if you do not pay sufficient premiums, your Certificate may lapse or you may not accumulate the funds you need. Accessing the values in your Certificate through withdrawals and Certificate loans may significantly affect current and future Certificate values or Death Benefit proceeds and may increase the chance that your Certificate will lapse. If your Certificate lapses and you have an outstanding Certificate loan, there may be tax consequences. See the Taxes section.

This insurance is designed to provide benefits on a long-term basis. Consequently, you should not purchase the insurance as a short-term investment vehicle. Because of the long-term nature of the insurance, you should consider whether purchasing the insurance is consistent with the purpose for which it is being considered.

Risk of an Increase in Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. We may in the future increase these current charges up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep your Certificate in force.

Contract Lapse

Each month we determine the value of your Certificate Fund. If the Certificate Fund less any applicable surrender charges is zero or less, the Certificate will end (in insurance terms, it will “lapse”). Your Certificate will also end if the Certificate Debt ever grows to be equal to or more than the Certificate Fund less any outstanding charges. Should this happen, we will notify you of the payment you need to make to prevent your insurance from terminating. We must receive your payment by the later of 61 days after the Monthly Deduction Date, or 30 days after we mailed you the notice. If you do not make the payment, your Certificate will end and have no value. See the Lapse section and the Reinstatement section. If you have an outstanding loan when your Certificate lapses, you may have taxable income as a result. See the Taxes section.

Risks of Taking Withdrawals

10

You may withdraw part of your Certificate’s Cash Surrender Value, so long as the amount withdrawn exceeds $200. However, you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. Some Group Contracts have a limit on the number of partial withdrawals you can make in a year, and some Group Contracts may impose a transaction charge (the lesser of $20 or 2% of the amount withdrawn).

You may not repay any amount that you withdraw from the Certificate’s Cash Surrender Value, so withdrawals will reduce the amount of your death benefit but you generally can make additional premium payments. Withdrawal of the Cash Surrender Value may have tax consequences. See the Taxes section.

Risks of Taking a Loan

Taking a loan from your Certificate may increase the risk that your Certificate will lapse, will have a permanent impact on your Certificate Fund, and will reduce the Death Benefit. If your loan plus accrued interest exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month’s charges. If we pay a death claim while a loan is outstanding, we will reduce the Death Benefit by the amount of the loan plus any accrued interest. If you repay a loan by using the Certificate Fund, we will treat the repayment as a partial withdrawal from the Certificate Fund, which may have tax consequences. If you have a loan outstanding when you surrender your Certificate, or when you allow your Certificate to lapse, the amount you borrowed may become taxable. In addition, if your Certificate is classified as a Modified Endowment Contract for tax purposes, taking a loan may be treated as a distribution of income for tax purposes and may have tax consequences. See the Taxes section.

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See the Taxes section.

Replacing Your Life Insurance

You should know that in most instances, it is not in your best interest to replace one life insurance policy with another one. When you need additional life insurance, it is usually better for you to add coverage, either by asking for a new policy or by buying additional insurance, than it is for you to replace a policy. In that way, you don’t lose benefits under the policy you already have.

If you are thinking about replacing a life insurance policy you already have so that you can obtain Group Variable Universal Life Insurance, you should consider your choices carefully. Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance. You should also get advice from a tax adviser.

RISK /BENEFIT SUMMARY: PORTFOLIO COMPANY RISKS

You may choose to invest your Certificate’s premiums and its earnings in one or more of the available variable investment options. You may also invest in the Fixed Account option. The Fixed Account is the only investment option that offers a guaranteed rate of return. See The Funds section and The Fixed Account section.

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Risks Associated with the Variable Investment Options

Each subaccount invests in the shares of an open-end management investment company registered under the Investment Company Act of 1940 or a separate investment series of an open-end management investment company (each a “Fund”). Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own investment objective and policies, which are described in the accompanying Fund prospectuses for the Portfolios. The income, gains and losses of one Fund generally have no effect on the investment performance of any other.

We do not promise that the Funds will meet their investment objectives. Amounts you allocate to the variable investment options may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Funds in which the subaccounts invest. You bear the investment risk that the Funds may not meet their investment objectives. You also bear the risk that the Fund’s investment adviser may restrict investment in the fund, and even close the fund, at their discretion. For a detailed discussion of the investment policies, objectives and strategies, and the investment risks associated with each Fund, please read the Fund’s current prospectus.

Learn More About the Funds

Before allocating amounts to the variable investment options, you should read the Funds’ current prospectus for detailed information concerning their investment objectives and strategies, and their investment risks.

GENERAL DESCRIPTION OF DEPOSITOR, REGISTRANT AND PORTFOLIO COMPANIES

The Prudential Insurance Company of America

The Contracts and Certificates are issued by The Prudential Insurance Company of America (“Prudential Insurance,” “we” or the “Company”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential Insurance is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company, and is located at 751 Broad Street, Newark, New Jersey, 07102. Prudential Financial exercises significant influence over the operations and capital structure of Prudential Insurance. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential Insurance may owe under the contracts.

Prudential Insurance is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential Insurance's consolidated financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon Prudential Insurance's ability to meet its obligations under the Group Contracts and the insurance provided thereunder. Prudential Insurance and its affiliates act in a variety of capacities with respect to registered investment companies, including as depositor, adviser, and principal underwriter.

The Separate Account

The Separate Account was established on June 14, 1988 under New Jersey law as a separate investment account. The Separate Account meets the definition of a “separate account” under federal securities laws. The Separate Account holds assets that are segregated from all of Prudential Insurance's other assets.

The obligations arising under the Group Contracts and the Certificates are general corporate obligations of Prudential Insurance. Prudential Insurance is also the legal owner of the assets in the Separate Account. Prudential Insurance will maintain assets in the Separate Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Separate Account. In addition to these assets, the Separate Account's assets may include funds contributed by Prudential Insurance to commence operation of the Separate Account and may include accumulations of the charges Prudential Insurance makes against the Separate Account. From time to time, these additional assets will be transferred to Prudential Insurance's general account. Before making any such transfer, Prudential Insurance will consider any possible adverse impact the transfer might have on the Separate Account.

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Income, gains and losses related to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of Prudential Insurance’s other assets. These assets may not be charged with liabilities that arise from any other business Prudential Insurance conducts.

The Separate Account is registered with the Securities and Exchange Commission (“SEC”) under federal securities laws as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes, the Separate Account is treated as a part or division of Prudential Insurance. There are currently 110 Subaccounts within the Separate Account, each of which invests in a corresponding Fund. Prudential Insurance reserves the right to take all actions in connection with the operation of the Separate Account that are permitted by applicable law (including those permitted upon regulatory approval).

The Funds

There are currently 110 variable investment options offered under Group Variable Universal Life. When you choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund that is held as an investment for that option. We hold these shares in the Subaccount. Prudential Insurance may add additional variable investment options in the future.

A list of the Funds offered, their respective charges, and their investment advisers, can be found in the Group Variable Universal Life Prospectus Supplement (the “Fund Supplement”).

A complete description of the Funds, their objectives and investment strategies can be found in the respective Fund prospectuses, which can be obtained by calling our Customer Service Center at (800) 562-9874. You should read the Fund prospectuses before you decide to allocate assets to a variable investment option. There is no assurance that the investment objectives of the Funds will be met.

Voting Rights

Prudential Insurance is the legal owner of the shares of the mutual funds associated with the variable investment options. Because we are the owner, we have the right to vote on any matter that shareholders of the Funds vote on. The voting happens at regular and special shareholder meetings. We will (as required by law) vote in accordance with voting instructions we receive from Participants. When a vote is required, we will mail you a proxy which is a form you need to complete and return to us to tell us how you wish to vote. A Fund may not hold annual shareholder meetings when not required to do so under the laws of the state of its incorporation or under federal securities laws.

If we do not receive timely voting instructions for Fund shares from Participants, we will vote those shares in the same proportion as shares in the Funds for which we do receive instructions. We will do the same thing for shares held as general account investments of Prudential Insurance. If federal securities laws change so that Prudential Insurance is allowed to vote on Fund shares in our own right, we may decide to do so.

Generally, you may give us voting instructions on matters that would be changes in fundamental policies of the Funds. You may also give us voting instructions on any matter that requires a vote of the Fund's shareholders. But, if a Fund that you participate in has a vote on approval of the investment advisory agreement or any change in a Fund's fundamental investment policy, you will vote separately by Fund. This practice is dictated by federal securities laws. Here's how we will determine the number of Fund shares and votes for which you may give instructions:

•

To determine the number of Fund shares, we will divide the part of your Certificate Fund that is derived from participation in a Subaccount by the value of one share in the corresponding portfolio of the applicable Fund.

•	The number of votes will be determined as of the record date chosen by the Board of Directors of the applicable Fund.

We reserve the right to change the way in which we calculate the weight we give to voting instructions. We would make such a change to comply with federal regulations.

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If we are required by state insurance regulations, we may disregard voting instructions in certain instances. Also, Prudential Insurance itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds' portfolios, provided that Prudential Insurance reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential Insurance does disregard voting instructions, we will tell you that we did and our reasons for it in the next annual or semi-annual report to Participants.

Substitution of Fund Shares

If Prudential Insurance's management determines that an available portfolio of the Funds becomes unsuitable for investment by Participants for whatever reason, we may substitute the shares of another portfolio or of an entirely different mutual fund. Our management might find a portfolio to be unsuitable because of investment policy changes, tax law changes, the unavailability of shares for investment, or other reasons. Before Prudential Insurance can substitute shares, the SEC, and possibly one or more state insurance departments, must approve the substitution. We would notify Group Contractholders and Participants in advance if we were to make such a substitution.

The Fixed Account

You may invest all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential Insurance's general assets, commonly referred to as the general account. The general account consists of all assets owned by Prudential Insurance other than those in the Separate Account and other separate accounts that have been or may be established by Prudential Insurance. Subject to applicable law, Prudential Insurance has sole discretion over the investment of the general account assets, and Certificate owners do not share in the investment experience of those assets.

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential Insurance declares periodically. This rate will not be less than an effective annual rate of 4%. Prudential Insurance may in its sole discretion declare a higher rate, though we are not obligated to do so. At least annually and anytime you ask, we will tell you what interest rate currently applies. Under some Group Contracts, Prudential Insurance may determine interest rates based on the contract year we receive the premium payments.

Because of exemptive and exclusionary provisions, Prudential Insurance has not registered the Fixed Account or the general account under federal securities laws. Prudential Insurance has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Disclosures concerning the Fixed Account may, however, be subject to certain provisions of federal securities laws relating to the accuracy of statements made in a prospectus.

We strictly limit your right to make transfers out of the Fixed Account. See the Transfers section. Prudential Insurance has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to six months. See the When Proceeds Are Paid section.

CHARGES AND EXPENSES

We deduct certain charges from each premium payment that you make and from the amounts that are held in each investment option. These charges compensate us for insurance costs, risks and expenses. For a Certificate that is in effect, Prudential Insurance reserves the right to increase the charges that we currently make, but we currently have no intention to do so. We will not, in any case, increase charges above the maximum charges described below. You should refer to your Certificate and to the supplement applicable to your Group to learn what charges apply to you.

Charge For Sales Expenses

We may deduct a charge to pay part of the costs we incur in selling the Group Contract and Certificates. These costs include commissions, advertising, and publishing prospectuses and sales literature. The maximum sales charge is 3.5% of each premium payment. We will deduct the charge from each premium payment you make before we invest the payment

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in the investment options you selected. We may reduce or eliminate this charge under certain Group Contracts. See the Reduction Of Charges section.

Charge For Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•

The first part is for state and local premium taxes. Currently, it varies by group and ranges from 1.57% to 2.25% of the premium Prudential Insurance receives. This is Prudential Insurance's estimate of the average burden of state taxes for existing Group Clients. Tax rates vary from jurisdiction to jurisdiction and currently range from 0% to 5.069%. (In some states, this charge is called a premium-based administrative charge.) The rates are subject to change based on local, state and federal tax rates.

•

The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential Insurance. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code. This charge is intended to recover this increased tax.

We will deduct these charges from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Separate Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

Charge For Processing Premiums

We may deduct up to $2 to cover the costs of collecting and processing premiums. We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may reduce or eliminate this charge under certain Group Contracts. See the Reduction Of Charges sectionbelow.

Surrender Charge

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, your insurance coverage will end. Prudential Insurance will calculate the Cash Surrender Value as of the Business Day on which we receive your request form in good order. Under certain Group Contracts, Prudential Insurance may charge a transaction charge for the surrender of a Certificate. This charge may be up to the lesser of $20 or 2% of the amount that you receive.

Withdrawal/Partial Surrender Charge

Under some Group Contracts, a transaction charge may be imposed for each withdrawal. The charge can be up to the lesser of $20 or 2% of the amount you withdraw. We will deduct the transaction charge from the amount you withdraw.

Loan Charges

Under certain Group Contracts, Prudential Insurance may charge up to $20 for each loan. The charge will be added to the principal amount of your loan.

Reduction Of Charges

Prudential Insurance may reduce or waive the charge for sales expenses, the charge for processing premiums, or other charges under certain Group Contracts where we expect that the Group Contract will involve reduced sales or administrative expenses. In deciding whether to reduce such charges, and by how much, we consider the following factors:

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•	The size of the group;

•	The total amount of premium payments we expect to receive;

•	How long Participants will hold their Certificates;

•	The purpose for which the Group Contractholder bought the Group Contract and whether that purpose makes it likely that expenses will decrease; and

•	Any other circumstances Prudential Insurance believes to be relevant in determining whether sales or administrative expenses will decrease.

In some cases, we may guarantee the reduction or waivers of charges in the Group Contract. In other cases, we may decide to discontinue the reductions or waivers. Prudential Insurance's reductions and waivers of charges will not be unfairly discriminatory to the interests of any individual Participants.

Charge For The Cost Of Insurance

Each month, we will deduct from your Certificate Fund a charge for the cost of your insurance (a “COI” charge). We will take the charge from each investment option you selected in the same proportion that the value of your Certificate Fund is invested. To calculate the cost of insurance charge, we multiply:

- your Certificate's “Net Amount at Risk” by

- the “cost of insurance rate” for the Covered Person.

“Net Amount at Risk” means the amount by which your Certificate's Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

The “cost of insurance rate” is based on many factors, including:

•	the Covered Person's age;

•	the Covered Person's rate class (such as classes for smokers and non-smokers, or for active employees and retired employees);

•	the life expectancy of the people covered under your Group Contract;

•	whether the Group Contractholder elected to buy any of the additional insurance benefits shown in the Additional Insurance Benefits section;

•	whether or not the Certificate is provided on a Portable basis; and

•	the expected expenses.

The cost of insurance rate will generally increase as the Covered Person ages. We may adjust the actual cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contractholder are based on many factors, including:

•	The number of Certificates in effect;

•	The number of new Certificates issued;

•	The number of Certificates surrendered or becoming Portable;

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•	The expected claims (death benefits, accelerated benefits and surrenders);

•	The expected cost of any additional insurance benefits that the Group Contractholder elected to buy;

•	The expected expenses; and

•	The level of administrative services provided to the Group Contractholder.

In addition to the list above, the past claims, expenses and the costs of additional insurance benefits, if any, of the group are reviewed, since they are an important factor in calculating the expected claims, expenses and costs. However, we are generally prohibited by state insurance law from recovering past losses.

If we change the cost of insurance rates, we will change them the same way for all persons of the same age, rate class and group. We will not change them to be higher than the guaranteed cost of insurance rates shown in your Certificate. The guaranteed maximum rates may be up to 150% of the 1980 CSO Male Table. The guaranteed rates are based on many factors, including:

•	guaranteed issue procedures, if any;

•	simplified underwriting that may not require a medical exam, blood tests or urine tests;

•	groups with substandard risks characteristics; and

•	the expected maximum cost of any additional insurance benefits that the Group Contractholder elected to buy.

Generally, we will deduct the COI charge on the Monthly Deduction Date. Under some Group Contracts, we may deduct the charge when we receive the premium payments from the Group Contractholder. If we have not received the premium payment within 45 days of the Monthly Deduction Date, we will then attempt to deduct the premium payment from the Certificate Fund. See the Lapse section.

COI Rates: The highest current charge per thousand is $42.10, and applies to insureds ages 95 and above, who are smokers and have reported their coverage under certain group insurance contracts. The lowest rate per thousand is $0.029, and applies to insured nonsmoking active employees, under age 30, under certain group insurance contracts.

The following table provides sample per thousand charges:

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.070
45	$.153
55	$.402
65	$1.022

The actual rates charged will vary by characteristics of the group, expected claims, the expected expenses, and other factors.

Monthly Deductions From The Certificate Fund

In addition to the Cost of Insurance Charge described above, Prudential Insurance will deduct the following charges from your Certificate Fund each month. We will take the charges from each investment option you have selected, in the same proportion that the value of your Certificate Fund is invested.

Generally, we will deduct these charges on the Monthly Deduction Date. Under some Group Contracts, we may deduct them when we receive the premium payments from the Group Contractholder. If we have not received the premium

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payment within 30 days of the Monthly Deduction Date, we will then attempt to deduct the premium payment from the Certificate Fund. See the Lapse section.

1. Charge For Additional Insurance Benefits: The Additional Insurance Benefits section tells you about benefits that you may be able to buy in addition to the Group Variable Universal Life Insurance and the additional insurance benefits that the Group Contractholder elected to buy. We will deduct a separate charge from your Certificate Fund each month for any additional insurance benefits that you have elected.

Accelerated Benefit Option: There is no additional charge for this benefit.

Spouse Term Insurance: The highest rate per thousand currently offered for this benefit is $21.25, and applies to spouses at age 99. The lowest rate per thousand currently offered is $.049, and applies to spouses under age 30.

The following table provides sample per thousand charges:

Insured’s Age	Monthly Rate per $1000
35	$.075
45	$.138
55	$.400
65	$1.237

Some group contracts offer spouse term insurance and child term insurance at a combined rate; the rate for the benefit is not separated into the rate for spouse coverage and the rate for child term coverage. A sample monthly rate under this arrangement is $2.00 for $5,000 spouse term coverage, and $5,000 child term coverage for each eligible child.

Child term insurance: The highest rate per thousand currently offered for this benefit is $.10. The lowest rate per thousand currently offered for this benefit is $.06. Generally, the same rate is payable at all ages for a given group of insureds.

Some group contracts offer spouse term insurance and child term insurance at a combined rate; the rate for the benefit is not separated into the rate for spouse coverage and the rate for child term coverage. A sample monthly rate under this arrangement is $2.00 for $5,000 spouse term coverage, and $5,000 child term coverage for each eligible child.

Accidental Death & Dismemberment (AD&D) on the employee’s life: The highest rate per thousand currently offered for this benefit is $.020. Generally, one rate is payable at all ages for a given group of insureds.

Accidental Death & Dismemberment (AD&D) on the employee and family’s life: The highest rate per thousand currently offered for this benefit is $.034. The lowest rate per thousand currently offered for this benefit is $.032. Generally, one rate is payable at all ages for a given group of insureds.

2. Charge For Administrative Expenses: We may deduct a charge for administrative expenses. This charge is intended to compensate us for things such as maintaining records and for communicating with Participants and Group Contractholders. This charge may be higher when premium payments are made directly to Prudential Insurance. The charge is guaranteed not to be more than $6 per month and currently is not more than $5.50 per month. We may reduce or eliminate this charge under certain Group Contracts. See the Reduction Of Charges section.

Daily Deduction From The Separate Account

Each day, Prudential Insurance deducts a charge from the assets of each of the variable investment options in an amount equal to an effective annual rate of up to 0.90%. This charge is intended to compensate us for assuming mortality and expense risks of the insurance provided under the Group Contract. The “mortality risk” assumed is the risk that Covered Persons may live for shorter periods of time than Prudential Insurance estimated when we determined what mortality

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charge to make. The "expense risk" assumed is the risk that expenses for issuing and administering the insurance will be more than Prudential Insurance estimated when we determined the charge for administrative expenses.

We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account.

Charge for Expenses Incurred By The Funds

Participants indirectly bear the charges and expenses of the Funds they select. To find out details about the management fees and other underlying Fund expenses, you should see The Funds section in the accompanying supplement for your Group. You should also read the prospectuses of the Funds.

This chart summarizes the charges that may be made:

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You Make A Premium Payment.
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Then, Prudential Insurance Deducts These Charges:

•	A Charge For Taxes Attributable To Premiums. Currently, this charge ranges from 1.92% to 2.60%.

We reserve the right to increase this charge if the cost of our taxes related to premium payments increases. (In some states, this charge is known as a premium-based administrative charge.)

•	A Processing Charge of up to $2. (Under some Group Contracts, this charge is waived.)

•	A Sales Charge of up to 3.5%. (Under some Group Contracts, this charge is waived.)
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The Remainder Is Your Net Premium
This is the amount that you can invest in one or more of the investment options selected by your Group Contractholder.
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Daily Charges

After your Net Premium is directed to your investment option(s), Prudential Insurance deducts the DAILY CHARGES from the Subaccounts (but not from the Fixed Account):

•	A Daily Charge for mortality and expense risks. This charge is deducted from the assets of the Subaccount(s) that correspond to the Fund(s) you selected. Prudential Insurance guarantees that this charge will not be more than an effective annual rate of 0.90%.

•	A Daily Charge for expenses incurred by the Funds. These charges are deducted from the assets of the Fund(s) you selected. The Funds set these charges.

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Monthly Charges

Prudential Insurance deducts these charges from your Certificate Fund each month:

•	A Charge For Administrative Expenses of up to $6 per month.

•	A Charge For The Cost Of Insurance.

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•	A Charge For Any Additional Insurance Benefits not already included in the charge for the cost of insurance.

Under some Group Contracts, Prudential Insurance may deduct these charges more or less frequently.

Transaction Charges

Some Group Contracts may also permit Prudential Insurance to make the following Transaction
Charges:

•	When you Surrender your Certificate Fund or when you make a Withdrawal from it. The charge can be up to $20 or 2% of the amount you surrender or withdraw, whichever amount is less;

•

Each time you take a Loan from your Certificate Fund. The charge may be up to $20. In addition, interest will be charged on the loan. The loan interest will be the Loan Account crediting rate plus up to 2%;

•	When you request additional statements. The charge may be up to $20 for each statement; and

•	When you request more that 12 transfers between investment options in a Certificate Year. The charge may be up to $20 for each transfer after the 12th transfer.

Also, Prudential Insurance has the right to assess a charge for any taxes that may be imposed on the operations of the Separate Account.

GENERAL DESCRIPTION OF CONTRACTS

The Group Contract

The Group Variable Universal Life insurance contract is issued by Prudential Insurance to a trust, or the group that sponsors the Group Variable Universal Life Insurance program. Often, the group that sponsors a program is an employer. Other groups, such as membership associations, may also sponsor programs.

The Group Contract states all the terms of the agreement between Prudential Insurance and the sponsoring group. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy Group Variable Universal Life Insurance. The Group Contract also states whether or not Eligible Group Members may also buy coverage for their dependents.

The Certificate Holder

We will give a Certificate to each Eligible Group Member who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change daily. They change based on the performance of the investment options you selected.

Applicant Owner Provision

Some Group Contracts have an “applicant owner” provision. An “applicant owner” is a person who may apply for coverage on the life of an Eligible Group Member. And, as with an assignment, if a Participant agrees to let another person be the applicant owner of the Certificate, that person would have all of the rights to make decisions about the coverage. References to "Participant" and "you" in this prospectus also apply to an applicant owner.

When naming an applicant owner, the Eligible Group Member must agree to have his or her life covered. Examples of people who may be applicant owners are the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust set up by the Eligible Group Member. At any one time, only one person may be an “applicant owner” under a Certificate.

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An “applicant owner” must fill out an enrollment form. The Eligible Group Member must sign the enrollment form to show his or her agreement. Prudential Insurance may require the Eligible Group Member to answer questions about his or her health, or to have a medical examination. If we approve the enrollment form, we will issue the Certificate to the applicant owner.

However, states may require that the certificate be initially issued to the insured/employee. In those cases, the three year rule contained in Internal Revenue Code section 2035 may apply. You should consult your tax adviser if you are considering having the Certificate issued to someone other than the insured/employee.

Beneficiary

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate. You must use the form that Prudential Insurance requires you to use. You may change the beneficiary at any time. You do not need the consent of the present beneficiary. If you have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless you have given us other instructions.

How Prudential Insurance Issues Certificates

To apply for coverage under a Group Variable Universal Life insurance contract, an Eligible Group Member must fill out an enrollment form. Prudential Insurance may ask questions about the health of the person whose life is to be covered, and may ask that person to have a medical exam. If Prudential Insurance approves the person for coverage, that person will become a Covered Person under the Group Variable Universal Life Insurance.

Usually, the Eligible Group Member buys coverage on his or her own life from the coverage options available under the Group Contract. But, some Group Contracts allow an Eligible Group Member to also apply for coverage on his or her spouse's life. No matter whose life is covered, the Participant is the person who “owns” the right to make decisions about the coverage (for example, deciding who the beneficiary will be). When we use the term “Participant” or “you,” we mean the person who owns those rights. When we use the term “Covered Person,” we mean the person whose life is covered.

Prudential Insurance will issue a Certificate to each Participant, and we will usually issue a separate Certificate for spouse coverage. The Certificate tells you about your rights, benefits, coverage, and obligations under the Group Variable Universal Life Insurance. The minimum Face Amount of insurance for a Certificate is $10,000.

The Eligible Group Member is usually the Participant. But, under some Group Contracts, an Eligible Group Member may allow another person the right to make decisions about the coverage. When that happens, Prudential Insurance considers the other person to be a Participant.

Maximum Age

Generally, Prudential Insurance will not issue Certificates for a person who is older than age 74. And, Prudential Insurance will generally end a Participant's coverage at the maximum age shown in the Certificate (usually, that is age 100).

"Free Look" Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential Insurance.

If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. We will not add or subtract any gain or loss that would have come from the investment options you chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges. The amount refunded will be further reduced by any applicable federal and state income tax withholding.

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During the first 20 days after the Certificate Date, your premium payments will be invested in the Fixed Account (or, under some Group Contracts, in the Series Fund Money Market Portfolio). Prudential Insurance reserves the right to limit contributions and transactions during the free look period.

Transfers

You may transfer amounts from one investment option to another. You may request a transfer in terms of dollars (such as a transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another).

There are some rules about how transfers can be made:

•	The minimum amount you may transfer from one option to another is $100 (or the entire balance in the investment option, if it is less than $100).

•	The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

•

We limit the number of times you may transfer amounts out of the Fixed Account. You may make only one transfer from the Fixed Account to one of the available Funds each Certificate Year. The transfer cannot be for more than $5,000 or 25% of the amount you have invested in the Fixed Account, whichever is greater. We may change these limits in the future.

•	We do not limit the number of transfers into the Fixed Account.

Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Prudential Insurance (or, if allowed by law, Prudential Insurance's designee) on the form we require you to use for this purpose. Prudential Insurance will give you a form to request a transfer. The form can be obtained by calling our Customer Service Center toll free at (800) 562-9874.

Transfer Restrictions

For the first 20 transfers in a Certificate Year, you may transfer amounts by proper written notice, or, if available under your Group Contract, by telephone or electronically. See the Telephone and Electronic Transactions section. After you have submitted 20 transfers in a Certificate Year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a Certificate Year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers among investment options per Certificate Year. There is an administrative charge of up to $20 for each transfer exceeding 12 in any Certificate Year.

While you may transfer amounts from the Fixed Account, certain restrictions may apply. See the Transfers section.

For purposes of the 20 transfer limit, we currently do not count transfers that involve one of our systematic programs, such as Dollar Cost Averaging. For additional information, please see the Transfers section and the Dollar Cost Averaging section.

The Group Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for Fund advisers/sub-

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advisers to manage the variable investment options. Large or frequent transfers may cause the Funds to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Certificate owners. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the share prices of the variable investment options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the variable investment option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on share price of the affected variable investment option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Certificate owner. We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied uniformly to all Certificate owners, and will not be waived. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Certificate owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Certificate owners.

Owners of variable life insurance or variable annuity contracts that do not impose the above-referenced transfer restrictions might make more numerous and frequent transfers than Certificate owners and other contract owners who are subject to such limitations. Contract owners who are not subject to the same transfer restrictions may have the same underlying variable investment options available to them, and unfavorable consequences associated with such frequent trading within the underlying variable investment option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract and Certificate owners.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract owners who violate the excessive trading policies established by the Fund. In addition, you should be aware that some Funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

A Fund also may assess a short term trading fee in connection with a transfer out of the variable investment option investing in that Fund that occurs within a certain number of days following the date of allocation to the variable investment option. Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us. The fee will be deducted from your Contract Value to the extent allowed by law. At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Changing the Allocation of Future Premium Payments

You may ask Prudential Insurance to change the way your future premium payments will be allocated among the investment options. Prudential Insurance will give you a form to use for this purpose. We will start to allocate premium payments in the new way as of the end of the Business Day on which we receive your request form in good order. The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percentages.

You may not change the way Prudential Insurance allocates future premiums if, at the time we receive your request, there is not enough money in your Certificate Fund, minus Certificate Debt and outstanding charges, to cover each month’s charges. See the Lapse section.

We do not currently charge for changing the allocation of your future premiums. But, we may charge for changes in the future.

Dollar Cost Averaging

As an administrative practice, we currently offer a feature called Dollar Cost Averaging , or DCA. Once the free look period ends, this feature lets you systematically transfer specified dollar amounts from the Series Fund Money Market Portfolio to the other available Funds at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day of the following month.

You may use DCA at any time after your Certificate becomes effective. But, to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. And, the minimum transfer amount is $100.

Prudential Insurance will give you a form to request DCA. If we receive your request form in good order, we will start DCA processing during the next month. We will terminate the DCA arrangement when any of the following events occur:

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•	We have completed the designated number of transfers;

•	The amount you have invested in the Series Fund Money Market Portfolio is not enough to complete the next transfer;

•	Prudential Insurance receives your written request to end the DCA arrangement; or

•	You no longer have coverage under the Group Variable Universal Life Insurance.

Currently, we do not charge for the DCA arrangement but we may in the future.

The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, you buy more of the Fund when its price is low and less of the Fund when its price is high. Therefore, you may achieve a lower average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

Termination of a Group Contractholder’s Participation

The Group Contractholder may decide to terminate the Group Contract with Prudential Insurance, by giving Prudential Insurance 90 days' written notice.

In addition, Prudential Insurance may terminate a Group Contract:

•	If the aggregate Face Amount of all Certificates, or the number of Certificates issued, falls below the permitted minimum, by giving the Group Contractholder 90 days' written notice; or

•	If the Group Contractholder fails to remit premium payments to Prudential Insurance in a timely way, at the end of the grace period.

Termination of the Group Contract means that the Group Contractholder will not remit premiums to Prudential Insurance. In that event, no new Certificates will be issued under the Group Contract. How the termination affects you is described in the Options On Termination Of Coverage sectionon page 26. The options that are available to you from Prudential Insurance may depend on what other insurance options are available to you. You should refer to your particular Certificate to find out more about your options at termination of coverage.

Participants Who Are No Longer Eligible Group Members

Each Group Contract has different rules for what happens when a Participant is no longer an Eligible Group Member.

Typically, Group Contracts provide a participant with the option to continue coverage even though he/she is no longer an Eligible Group Member. This is called Continued Coverage. With Continued Coverage, you will start to make premium payments directly to Prudential Insurance (or to Prudential Mutual Fund Services, Inc.). We will start to send premium reminders directly to you. We will let you know about this change in the way premiums are paid within 61 days after you are no longer eligible under the Group Contract. We might impose certain rules and limits on the continued insurance. The rules and limits are shown in your Certificate. The notice that we send you will also tell you what the charges and expenses are for Continued Coverage. See the Charges and Expenses section. Charges and expenses for Continuation coverage may be higher than those you paid while you were still an Eligible Group Member. But the charges and expenses will not be higher than the maximums described in this prospectus. Prudential Insurance may require that you keep a specified minimum amount in your Certificate Fund to continue as a Continuation Certificate holder.

Participants who are no longer eligible group members also have these options: Conversion, Paid-up Coverage or payment of Cash Surrender Value. See the Options On Termination Of Coverage sectionbelow.

Options On Termination Of Coverage

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If you elect to terminate your coverage, you will have the following options: Paid-up Coverage or Payment of Cash Surrender Value. These options are described below.

If the Group Contract ends, the effect on Participants depends on whether or not the Group Contractholder replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

•

If the Group Contractholder does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential Insurance will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

•

If the Group Contractholder does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have the options listed below. Under some Group Contracts, you may also have the option of continuing your insurance coverage on a Portable basis. Prudential Insurance might impose certain rules and limits on the continued insurance. The rules and limits are shown in your Certificate. You should read your Certificate to find out what rules and limits apply when you want to continue your insurance on a Portable basis.

Conversion

You may elect to convert your Certificate to an individual life insurance policy without giving Prudential Insurance evidence that the Covered Person is in good health, if your Certificate has been in force for at least 5 years (under some Group Contracts, the requirement may be less than 5 years). To elect this option, you must apply for it within 31 days (or longer, depending on the state law that applies) after your Certificate ends. You may select any form of individual life insurance policy (other than term insurance, unless a term policy is required by law) that Prudential Insurance normally makes available for conversion to persons who are the same age as you and who are asking for the same amount of life insurance. Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class.

If your Certificate ended because you are no longer an Eligible Group Member, you may not convert more than the Face Amount of your Certificate. If your Certificate ended because the Group Contract ended, the amount you are able to convert may, depending on the state law that applies, be limited to the lesser of:

•	$10,000; or

•	the Face Amount of your Certificate minus the amount of any group insurance that you become eligible for within 45 days after your Certificate ends.

If a Covered Person dies within 31 days (or longer, depending on the state law that applies) after the Certificate ends and you had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. But, the Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.

Paid-Up Coverage

You may elect to use your Certificate's Cash Surrender Value for Paid-up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day you elect Paid-Up Coverage. The insurance amount will depend on how much the Cash Surrender Value is and on the age of the Covered Person. But, the amount of Paid-up Coverage cannot be more than your Certificate's Death Benefit right before you elect Paid-up Coverage. Once you elect Paid-Up Coverage, it will be the only coverage provided under your Certificate.

You may elect this option within 61 days of the date your Certificate ended. Prudential Insurance will make the Paid-up Coverage effective as of the end of the Business Day on which we (or our designee) receive your request on the form we

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require you to use for this purpose. If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the Taxes section.

Payment Of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Prudential Insurance on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the Taxes section.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

Other General Contract Provisions

Assignment

You may assign your Certificate, including all rights, benefits and privileges that you have to someone else. If you do, you should consider the references to "you" in this prospectus as applying to the person to whom you validly assigned your Certificate.

Prudential Insurance will honor the assignment only if:

•	You make the assignment in writing;
•	You sign it; and
•	Prudential Insurance receives a copy of the assignment at the Prudential Insurance office shown in your Certificate.

We are not responsible for determining whether the assignment is legal or valid.

If you assign a Certificate that is a Modified Endowment Contract, it might affect the way you are taxed. It might also affect the way the person to whom you assign the Certificate is taxed. See the Taxes section.

Experience Credits

The Group Contract is eligible to receive Experience Credits. But, we have set the premium rates in such a way that we will not generally pay an experience credit. If there is an Experience Credit, Prudential Insurance will pay it to the Group Contractholder.

Suicide Exclusion

Generally, if the Covered Person dies by suicide within two years from the Certificate Date, Prudential Insurance will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt and any withdrawals. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

If the Covered Person dies by suicide within two years after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.

Incontestability

After your Certificate has been in force for two years or more during the Covered Person's lifetime, Prudential Insurance will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person's lifetime.

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Misstatement of Age

If the Covered Person's age is stated incorrectly in the Certificate, we will adjust the amount of the Death Benefit to reflect the correct age, as permitted by law.

Additional Insurance Benefits

One or more of the following additional insurance benefits may be available to you. These benefits may be provided to all Participants under a Group Contract. Or, the Group Contract may require you to pay an additional charge to receive the benefits. Each Group Contract will have different rules about how the additional benefits are made available. You should refer to the Group Contract and your Certificate to find out what additional insurance benefits are available to you.

Accelerated Benefit Option (referred to in your Certificate as Option to Accelerate Payment of Certain Death Benefits)

Under an accelerated benefit option, you can elect to receive an early lump sum payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill. "Terminally ill" means the Covered Person has a life expectancy of 12 months or less (under some Group Contracts, the number of months might be higher or lower). You must give Prudential Insurance satisfactory evidence that the Covered Person is terminally ill.

The amount of the accelerated payment will be equal to a portion of the Covered Person's Net Amount at Risk, plus a portion of the Covered Person's Certificate Fund. If you elect to receive payment under the Accelerated Benefit Option, then the total amount otherwise payable on the Covered Person's death will be reduced by the amount of the accelerated payment.

We will not pay an accelerated benefit option if you are required to elect it to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of accelerated benefit that is available to you. Unless required by law, you can no longer request an increase in the Face Amount of your Certificate once you have elected to receive an accelerated benefit. The amount of future premium payments you can make will also be limited.

Adding the Accelerated Benefit Option to your Certificate will not affect the way you are taxed. This income tax exclusion may not apply if the benefit is paid to someone other than the Participant. But, if you actually receive proceeds from the Accelerated Benefit Option, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated benefit option is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before you elect to receive this benefit.

Accidental Death And Dismemberment Benefit

An Accidental Death and Dismemberment Benefit provides you insurance for accidental loss of life, sight, hand, or foot. This benefit excludes certain types of losses. For example, losses due to suicide or attempted suicide, diseases and infirmities, medical or surgical treatments, and acts of war are not covered. The benefit may be subject to other exclusions from coverage, age limitations, and benefit limitations. You should refer to your Certificate and the Group Contract to learn the details of any benefit that may be available to you.

Seat Belt Coverage (also referred to as Accidental Motor Vehicle Death Coverage)

Seat belt coverage provides a death benefit for the loss of life while driving or riding in a motor vehicle while wearing a seat belt. “Motor vehicle" means a private automobile, van, four-wheel drive vehicle, self-propelled motor home and truck. It does not mean a motor vehicle used for farming, military, business, racing, or any other type of competitive speed event. Your Certificate lists the exclusions that apply.

Extended Death Protection During Total Disability (also referred to as Waiver of Cost of Insurance Charges/Premium)

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An extended death benefit provides protection during your total disability. Under this provision, even if your insurance would have ended because of your total disability, Prudential Insurance will extend your insurance coverage if you become totally disabled prior to age 60. We will extend your insurance coverage for successive one-year periods, generally until age 65. You must provide satisfactory proof of continued total disability.

Dependent Life Benefits

Dependent life benefits provide insurance on the life of a qualified dependent. You should refer to your Certificate and the Group Contract to learn the details of any benefit that may be available to you.

Procedures

Each Group Contract has different procedures for how you will conduct transactions under your Group Variable Universal Life Insurance--for example, how you will submit an enrollment form, make premium payments, request loans and withdrawals, and transfer or reallocate money in your Certificate Fund. Your Group Contractholder can tell you what those procedures are.

Under some Group Contracts, Participants will be required to make transactions through the Group Contractholder. Under other Group Contracts, Participants will be required to deal directly with Prudential Insurance. Either way, Prudential Insurance will consider enrollment forms, payments, orders and other documents to be "received" when Prudential Insurance receives them in good order.

Telephone and Electronic Transactions

Under some Group Contracts, you may be able to perform some transactions by telephone or electronically. These transactions include: transferring amounts among available investment options, making surrenders, requesting partial withdrawals, and requesting loans.

Prudential Insurance will not be liable when we follow instructions that we receive by telephone or electronically, if we reasonably believe the instructions were genuine. We have adopted security procedures that are reasonably designed to verify that such communications are genuine. We cannot guarantee that you will be able to get through to complete a telephone or electronic transaction during peak periods, such as periods of drastic economic or market change, or during system failures or power outages.

When Prudential Insurance Reconciles Financial Transactions

Transactions received in good order by us before 4 p.m. Eastern time on a Business Day are processed on the same day. Transactions received in good order after 4 p.m. Eastern time on a Business Day are processed on the next Business Day.

When Proceeds Are Paid

Prudential Insurance will generally pay any Death Benefit, Cash Surrender Value, partial withdrawal or loan proceeds within 7 days after we receive the request for payment at the office specified in our request form. We will determine the amount of the Death Benefit as of the date of the Covered Person's death. For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in good order. There are certain circumstances when we may delay payment of proceeds:

•

We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists;

•

We expect to pay proceeds that come from the Fixed Account or from Paid-up Coverage promptly upon request. But, we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the Fixed Account rate if we delay payment for more than 30 days (or a shorter period, if required by state law).

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PREMIUMS

Routine Premium Payments

You will usually be able to decide how often to make premium payments and how much each premium payment will be. You must make sure that there is enough value in your Certificate Fund--minus Certificate Debt and outstanding charges-- to cover each month's charges. If there is not, your insurance will end (in insurance terms, it will "lapse"). If the balance in your Certificate Fund is less than the amount of any month's charges, you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If you don't, your insurance coverage will end. See the Lapse section to learn how your insurance will end and what you can do to stop it from ending.

Under some Group Contracts, you may also be required to pay a minimum initial premium to become a Participant. The minimum initial premium will vary for each Group Contract, but it will not be more than 50% of the Guideline Annual Premium. We define Guideline Annual Premium in the Definitions Of Special Terms section.

Additional Premium Payments

In addition to routine premium payments, you may make additional premium payments at any time. Each additional premium payment must be at least $100. Prudential Insurance reserves the right to limit the amount of additional premiums.

How You Will Pay Premiums

Your Group Contractholder sets up the premium payment method. Some Participants will make payments through the Group Contractholder (who will pass them on to us). Other Participants will pay us directly. Monthly charges may be higher when premium payments are made directly to Prudential Insurance. See the Charges and Expenses section.

Deducting Premiums From Your Paycheck

Some Group Contractholders might set up a way for you to make routine premium payments by deducting them from your paycheck. Each Group Contractholder's rules for paycheck deduction will be different and some may require your premium payment to meet a minimum before the automatic deduction will be allowed. If that's the case, you may still make premium payments below the minimum directly to Prudential Insurance.

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See the Taxes section.

Effective Date of Insurance

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When your insurance begins depends on what day of the month Prudential Insurance approves your completed enrollment form. If we approve your completed enrollment form prior to the twentieth day of a month, your insurance will begin on the first day of the next month. If we receive your completed enrollment form on or after the twentieth day of a month, your insurance will begin on the first day of the month after the next month.

How Prudential Insurance Will Deposit And Invest Premium Payments

Prudential Insurance will deposit premium payments in your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called the "Net Premium." See the Charges and Expenses section.

Here's how Prudential Insurance will deposit and invest your Net Premiums: we generally will make deposits to your investment options at the end of the Business Day on which Prudential Insurance receives the payment. Any payments received before the Certificate Date will be deposited as of the Certificate Date.

•

BEFORE THE CERTIFICATE DATE. Prudential Insurance will hold any premium payment that it receives before the Certificate Date in a non-interest bearing account (on your behalf). We will not pay interest on those amounts. If we receive a premium payment before we have approved your enrollment under the Group Contract, however, we generally will return the premium payment to you.

•

DURING THE FIRST 20 DAYS THAT YOUR CERTIFICATE IS IN EFFECT. We will invest any Net Premiums that we receive during the first 20 days in the Fixed Account. We will leave the Net Premiums in the Fixed Account for those first 20 days. After that, we will allocate the Net Premiums plus any interest earned to the investment options you selected. (Under some Group Contracts, we will use the Series Fund Money Market Portfolio instead of the Fixed Account.)

•

AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 20 DAYS. After your Certificate has been in effect for 20 days, Prudential Insurance will invest Net Premiums in your Certificate Fund and allocate them to the investment options you selected.

If you have not given us complete instructions on how you want Net Premiums to be invested, we will leave your Net Premiums invested in the Fixed Account until you furnish complete information. (Again, under some Group Contracts, we will use the Series Fund Money Market Portfolio, rather than the Fixed Account.)

Dollar Cost Averaging

Dollar Cost Averaging, or DCA, lets you systematically transfer specified dollar amounts from the Series Fund Money Market Portfolio to the other available Funds at monthly intervals. The minimum transfer amount is $100. You can request that a designated number of transfers be made under the DCA feature. You may use DCA at any time after your Certificate becomes effective, but to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. See the Dollar Cost Averaging section.

DEATH BENEFIT AND CONTRACT VALUES

When The Death Benefit Is Payable

Prudential Insurance will pay a Death Benefit to the beneficiary you have named, when the Covered Person dies.

Amount Of The Death Benefit

The Death Benefit is the Face Amount of insurance plus the value of the Certificate Fund as of the date of death minus any Certificate Debt and any past due monthly charges. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any extra benefit, if the covered person’s insurance is not in default and there is no Certificate Debt or withdrawal.

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Adjustment In The Death Benefit

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance. If that were the case for your Certificate, we will use one of two methods to increase the Death Benefit, increasing your cost of insurance. Each Group Contract will use one method or the other.

Under the first method, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age:

COVERED PERSON’S ATTAINED AGE ---------------------------	CORRIDOR PERCENTAGE -----------------------	COVERED PERSON’S ATTAINED AGE ------------------------------	CORRIDOR PERCENTAGE -----------------------
0-40 41 42 43 44 --- 45 46 47 48 49 --- 50 51 52 53 54 --- 55 56 57 58 59	250 243 236 229 222 --- 215 209 203 197 191 --- 185 178 171 164 157 --- 150 146 142 138 134	60 61 62 63 64 --- 65 66 67 68 69 --- 70 71 72 73 74 --- 75 76 77 78 79	130 128 126 124 122 --- 120 119 118 117 116 --- 115 113 111 107 107 --- 105 105 105 105 105
---	---	---	---
80 81 82 83 84 --- 85 86 87 88 89	105 105 105 105 105 --- 105 105 105 105 105	90 91 92 93 94 --- 95 96 97 98 99	105 104 103 102 101 --- 100 100 100 100 100

Under the second method, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the “Net Single Premium” per dollar of insurance for the Covered Person's Attained Age. For this purpose, we base the “Net Single Premium” on the 1980 CSO Male Table.

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How Your Beneficiary May Receive The Death Benefit

Group life insurance benefits are settled through Prudential’s Alliance Account( settlement option4. Once Prudential Insurance approves the claim, we will automatically establish an interest-bearing draft book (“checkbook”) account in your beneficiary’s name and your beneficiary will have immediate access to the money.

Settlement Options

As an alternative to the Alliance Account, your beneficiary may choose one of the following settlement options (please note availability is subject to change):

Option 1: Payments for a Fixed Period

The Death Benefit plus interest is paid over a fixed number of years (1-25). The payment may be received monthly, quarterly, semi-annually or annually. The payment amount will be higher or lower depending on the period selected. The total present value of payments not yet made, may be withdrawn at any time.

Option 2: Payment in Installments for Life

The Death Benefit provides monthly payments in installments for as long as your beneficiary lives. Your beneficiary may choose a guaranteed minimum payment period (5, 10 or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the Death Benefit payable under this option. If your beneficiary dies before Prudential Insurance has made all guaranteed payments, we will pay the present value of the remaining guaranteed payments to a payee your beneficiary designates.

Option 3: Interest Income

All or part of the proceeds may be left with Prudential Insurance to earn interest, which can be paid annually, semi-annually, quarterly or monthly. The minimum deposit is $1000. This option allows you or your beneficiary to leave the Death Benefit with Prudential Insurance and choose another settlement option at a later time. Withdrawals of $100 or more (including the entire unpaid Death Benefit) can be made at any time.

Option 4: Payments of a Fixed Amount

You or your beneficiary may choose an income payment of a stated amount either monthly, quarterly, semi-annually, or annually. Prudential Insurance will make the payment until the proceeds and interest earned are fully paid. Your beneficiary receives a guaranteed specified sum for a limited number of years. Any interest credited will be used to extend the payment period.

_________________________

4 The Alliance Account is not available for payments less than $5,000, payments to individuals residing outside the United States and its territories, and certain other payments. These will be paid by check. Beneficiaries may wish to consult a tax advisor regarding interest earned on the account. There are fees for special services such as stop payment requests. Prudential’s Alliance Account is a registered trademark of The Prudential Insurance Company of America.

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Under each of the above options, each payment must generally be at least $20.

If your beneficiary elects one of these settlement options, the tax treatment of the Death Benefit may be different than it would have been had the option not been elected. Your beneficiary should get advice from a tax adviser.

Changes in Face Amount of Insurance

The rules for changing the Face Amount of insurance will be different for each Group Contract, depending on the options selected by the Group Contractholder and on Prudential Insurance's rules.

The Face Amount of insurance may increase or decrease. The increase or decrease may happen automatically, or when you ask. Here are some general statements about changes in your Face Amount of insurance. But you should read your Certificate to learn how changes work in your case.

Increases in the Face Amount

•	Some Group Contracts allow Participants to ask for an increase in the Face Amount of insurance at certain times.

•	Some Group Contracts provide for automatic increases in the Face Amount of insurance when a Participant's salary increases.

•	Some Group Contracts may not allow increases at all.

•

When we receive a request to increase the Face Amount of insurance, Prudential Insurance may ask questions about the Covered Person's health, or require the Covered Person to have a medical exam, before the increase can become effective. Based on the answers to the questions or on the exam, Prudential Insurance may not allow the increase.

•	An increase in the Face Amount will result in higher monthly insurance charges because the net amount at risk will increase.

Decreases in the Face Amount

•	Some Group Contracts allow Participants to decrease the Face Amount of insurance at certain times.

•	A Participant may not decrease the Face Amount to less than $10,000 or below the minimum amount required to maintain status as life insurance under federal tax laws.

•	Some Group Contracts provide for automatic decreases in the Face Amount of insurance when a Participant’s salary decreases.

•

Some Group Contracts allow Prudential Insurance to automatically decrease the Face Amount when certain "triggering events" occur. "Triggering events" are events like reaching a certain age, retiring, or having a Certificate in effect for a certain number of years.

Generally, Prudential Insurance will make the automatic decrease at the later of retirement, and the tenth Certificate Anniversary. We will calculate the amount of the reduction at the end of the first Business Day on or after the triggering event or receipt of your instructions to decrease the Face Amount. The actual decrease will generally take effect on the first Monthly Deduction Date after that. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit you for any extra monthly charges we deducted the previous month.

When your Face Amount of insurance changes - whether it increases or decreases - the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. When we identify such a situation, we

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generally will notify you and ask whether you want us to process the Face Amount of insurance change. When you respond to this notification, we will process the change as you have requested in your response. Also, a decrease in coverage may limit the amount of premiums that you may contribute in the future. See the Taxes section. You should consult your tax adviser before you change the Face Amount of your insurance.

SURRENDERS AND PARTIAL SURRENDERS/WITHDRAWALS

Full Surrenders

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, all insurance coverage will end. Prudential Insurance will calculate the Cash Surrender Value as of the end of the Business Day on which we receive your request form in good order.

We will pay the proceeds as described in the When Proceeds Are Paid section. Under certain Group Contracts, Prudential Insurance may charge a transaction charge for the surrender of up to the lesser of $20 or 2% of the amount that you receive. If you redeem units from your Certificate Fund that you just purchased and paid for by check or ACH (Automatic Clearing House) transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

A surrender may have tax consequences. See the Taxes section.

Cash Surrender Value

The Cash Surrender Value of your Certificate is equal to your Certificate Fund minus any Certificate Debt, outstanding charges, and any transaction charge that may apply. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account. See the Loans section.

The Cash Surrender Value will change daily to reflect:

•	Net Premiums;

•	Withdrawals;

•	Increases or decreases in the value of the Funds you selected;

•	Interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

•	Interest accrued on any loan;

•	The daily asset charge for mortality and expense risks assessed against the variable investment options; and

•	Monthly charges that Prudential Insurance deducts from your Certificate Fund.

If you ask, we (or our designee) will tell you the amount of the Cash Surrender Value of your Certificate. Prudential Insurance does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to be zero.

Partial Surrenders/Withdrawals

While your Certificate is in effect, you may withdraw part of your Certificate's Cash Surrender Value (“Withdrawal” or “Partial Surrender”). We will take it from each investment option you selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.

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Partial surrenders/withdrawals will be effective as of the end of the Business Day on which we receive your request form in good order. We will pay you the amount withdrawn as described in the When Proceeds Are Paid section. If you redeem units from your Certificate Fund that were recently purchased by check or ACH transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

You must withdraw at least $200 in any partial withdrawal. You may withdraw any amount that is more than $200, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges.

Some Group Contracts may impose a transaction charge for each partial withdrawal. The charge can be up to the lesser of $20 or 2% of the amount you withdraw. We will deduct the transaction charge from the amount you withdraw. Some Group Contracts may have a limit on the number of partial withdrawals you can make in a year. A partial withdrawal will decrease the amount of the Death Benefit.

You may not repay any amount that you withdraw, although you generally may make additional premium payments. Withdrawals may have tax consequences. See the Taxes section.

LOANS

You may borrow up to the maximum Loan Value of your Certificate Fund. The maximum Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

Under certain Group Contracts, Prudential Insurance may make a charge of up to $20 for each loan. The charge will be added to the principal amount of your loan.

The minimum amount that you can borrow at any one time is $200. You cannot take a loan if the Certificate Debt exceeds the Maximum Loan Value. Prudential Insurance will pay loan proceeds as described in the When Proceeds Are Paid section.

Interest charged on the loan accrues daily at a rate that Prudential Insurance sets each year. Interest payments are due the day before the Contract Anniversary. If you do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.

When you take a loan from your Certificate Fund, here's what happens:

•	We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options.

•	We will start a Loan Account for you and will credit the Loan Account with an amount equal to the loan.

•

We will generally credit interest on the amount in the Loan Account at an effective annual rate that may be up to 2% less than the rate Prudential Insurance charges as interest on the loan. The crediting rate will generally be equal to the Fixed Account crediting rate.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund. When you send us a payment, you should tell us whether the payment is intended as a premium payment or as a loan repayment. If you do not indicate whether it is a premium or loan repayment, we will assume it is a loan repayment.

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If you repay a loan by using the Certificate Fund, we will treat the repayment as a partial surrender/withdrawal from the Certificate Fund. A partial surrender/withdrawal may have tax consequences. See the Partial Surrender/Withdrawals section and the Taxes section.

A loan will not cause your Certificate to lapse. However, your loan plus accrued interest (together, these are called "Certificate Debt") may not equal or exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month's charges and your coverage will end. See the Lapse sectionbelow.

If you still have Certificate Debt outstanding when you surrender your Certificate or when you allow your Certificate to lapse, the amount you borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See the Taxes section.

If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the amount of the loan plus any accrued interest.

A loan will have a permanent effect on your Certificate's Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options you selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

LAPSE

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If the Certificate Fund balance is not enough, Prudential Insurance will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay. We will send the notice to the last known address we have on file for you.

How You Can Stop Your Insurance From Lapsing

You must make a payment that increases your Certificate Fund balance (less any Certificate Debt and outstanding charges) to an amount that is enough to pay the monthly charges. Prudential Insurance must receive the payment by the later of:

•	61 days after the Monthly Deduction Date; or

•	30 days after the date we mailed you the notice.

If you do not, your insurance will lapse and your Certificate will no longer have any value. A Certificate that lapses with Certificate Debt may affect the way you are taxed. See the Taxes section.

If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.

REINSTATEMENT

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. But, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended and you did not have the right to continue your insurance on a Portable basis.

To reinstate your Certificate, you must send the following items to Prudential Insurance (or our designee):

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•	A written request for reinstatement;

•	Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential Insurance;

•	A premium payment that is at least enough, after deduction of any charges that apply, to pay the monthly charges for the grace period and for two more months. See the Charges and Expenses section;

•

We will make your Certificate effective again on the Monthly Deduction Date that occurs after we approve your request. The terms of your original Certificate will still apply. We will apply a new two-year period of incontestability, and the period during which the suicide exclusion applies will start over again. See the Suicide Exclusion and Incontestability sections. When the original Certificate lapsed, we would have required you to pay off any outstanding Certificate Debt. We will not allow you to continue the loan under the reinstated Certificate.

Currently, we do not charge for a reinstatement. But, we reserve the right to charge for reinstatements in the future. Reinstatement of your certificate does not reverse or eliminate tax reporting related to a lapse with an outstanding loan.

TAXES

This summary provides general information on federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment As Life Insurance And Investor Control

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses or Statements of Additional Information.

We believe we have taken adequate steps to insure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	You will not be taxed on the growth of the funds in the Certificate Fund, unless you receive a distribution from the Certificate Fund, and
•	The Certificate's Death Benefit will be income tax free to your beneficiary.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, because of these uncertainties, we reserve the right to make changes--which will be applied uniformly to all Participants after advance written notice--that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance.

Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Prudential Insurance, to be considered the owner of the underlying assets. Because of this uncertainty, Prudential Insurance reserves the right to make such changes as it deems necessary to assure that the Certificate qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Certificate owners and will be made with such notice to affected Certificate owners as is feasible under the circumstances.

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Pre-Death Distributions

The tax treatment of any distribution you receive before the Covered Person's death depends on whether your Certificate is classified as a Modified Endowment Contract.

Certificates Not Classified As Modified Endowment Contracts

•

If you surrender your Certificate or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service ("IRS"). The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•

Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.

•	Loans you take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

•

The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or an additional benefit is added or removed). You should first consult a tax adviser if you are contemplating any of these steps.

•

If the Certificate is classified as a Modified Endowment Contract, then amounts you receive under the Certificate before the Covered Person's death, including loans and withdrawals, are included in income to the extent that the Certificate Fund before surrender charges exceeds the premiums paid for the Certificate increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to loans, withdrawals, premium refunds which are not reinvested, and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

•

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Certificate for purposes of applying these rules.

Treatment As Group Term Life Insurance

In most cases, employee-pay-all coverage under the Group Contract will not qualify as group term life insurance under the Internal Revenue Code, or be deemed to be part of a group term insurance plan. The Certificate will therefore be treated the same as any individually purchased life insurance policy for tax purposes. However, if the coverage does qualify as

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group term life insurance, there may be income tax consequences for you. Also, under certain circumstances, depending on the structure of the arrangement under which the Group Contract is held, a portion of the coverage under the Group Contract may qualify as group term life insurance and, in addition, Participants may be taxed on certain increases in cash values under an IRS-prescribed formula.

Withholding

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations

If you transfer or assign the Certificate to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Certificate to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the Covered Person, if different, dies.

The earnings of the Separate Account are taxed as part of Prudential Insurance's operations. The Separate Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

Federal Income Tax Status Of Amounts Received Under The Certificate

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the death benefit is fixed instead of variable). Here's what that means:

•	First, the Death Benefit is generally not included in the gross income of the beneficiary;

•	Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains;
•

Third, partials surrenders and withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income. The taxable portion of the distribution is taxed as ordinary income. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distributions section.

•	Fourth, loans are not generally treated as distributions. Different tax rules apply if your certificate is classified as a Modified Endowment Contract. See the Pre-Death Distribution section.

You should consult your tax adviser for guidance on your specific situation.

Company Taxes

We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to

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holders of the separate account group variable life insurance contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract. We reserve the right to change these tax practices.

Distribution and Compensation

Prudential Investment Management Services LLC (“PIMS”) acts as the principal underwriter of the Group Contracts and Certificates. PIMS is an indirect wholly-owned subsidiary of Prudential Financial.

PIMS, organized in 1996 under Delaware law, is registered as a broker/dealer under federal securities laws. PIMS is also a member of the National Association of Securities Dealers, Inc. PIMS’ principal business address is Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. PIMS also acts as principal underwriter with respect to the securities of other Prudential Financial investment companies.

The Contracts and Certificates are sold through broker/dealers authorized by PIMS and applicable law to do so. These broker/dealers may be affiliated with Prudential Insurance and PIMS. The Contracts and Certificates are offered on a continuous basis.

Compensation (commissions, overrides and any expense reimbursement allowance) is paid to such broker/dealers according to one or more schedules. The individual registered representatives will receive a portion of the compensation, depending on the practice of the broker/dealer firm. We may also provide compensation for providing ongoing service in relation to the Contract. In addition, we or PIMS may enter into compensation arrangements with certain broker/dealer firms or branches of such firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to us or our affiliates. To the extent permitted by National Association of Securities Dealers (NASD) rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different group product that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to the product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you.

The maximum amount Prudential Insurance will pay to the broker/dealer to cover both the individual representative’s commission and other distribution expenses will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. Prudential Insurance may require the representative to return all of the first year commission if the Group Contract is not continued through the first year. The commission and distribution percentages will depend on factors such as the size of the group involved and the amount of sales and administrative effort required in connection with the particular Group Contract. In total, they will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. Additional compensation of up to 1% of side fund value net of loans, may also be payable each year. We may also compensate other representatives of Prudential Insurance for referrals and other consultants for services rendered, as allowed by law. The amounts paid to PIMS for its services as principal underwriter for the calendar years ended December 31, 2006, December 31, 2005 and December 31, 2004 were $9,776, $8,891, and $13,564, respectively. During 2006, 2005 and 2004, PIMS retained none of those commissions. Finally, sales representatives who meet certain productivity, profitability and persistency standards with regard to the sale of the Group Contract may be eligible for additional bonus compensation from Prudential Insurance.

The distribution agreement between PIMS and Prudential will terminate automatically upon its assignment (as that term is defined in federal securities laws). But, PIMS may transfer the agreement, without the prior written consent of Prudential, under the circumstances set forth in federal securities laws. Either party may terminate the agreement at any time if the party gives 60 days’ written notice to the other party.

Sales expenses in any year are not necessarily equal to the sales charge in that year. Prudential Insurance may not recover its total sales expenses for some or all Group Contracts over the periods the Certificates for such Group Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be

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recovered from Prudential Insurance’s surplus, which may include amounts derived from the mortality and expense risk charge and the monthly cost of insurance charge.

Service Fees Payable to Prudential Insurance

Prudential Insurance has entered into agreements with certain underlying portfolios and/or the investment adviser or distributor of such portfolios. Prudential Insurance may provide administrative and support services to such portfolios under these agreements, for which it receives fees ranging from .15% up to 0.30% (as of May 1, 2006) of the average assets allocated to the portfolio. Such administrative and support services may include recordkeeping, printing and distribution of shareholder communications. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose portfolios are offered as investment options.

Litigation and Regulatory Proceedings

Prudential is subject to legal and regulatory actions in the ordinary course of its businesses, including class action lawsuits. Prudential's pending legal and regulatory actions include proceedings specific to it and proceedings generally applicable to business practices in the industries in which it operates. Prudential is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In its investment-related operations, Prudential is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that Prudential has made improper or inadequate disclosures in connection with the sale of assets and variable life, annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. Prudential may be a defendant in, or be contractually responsible to third parties for, class action lawsuits and individual litigation arising from the businesses Prudential is winding down or has divested, including claims under the Real Estate Settlement Procedures Act, in connection with its divested residential first mortgage operations and claims related to its discontinued healthcare operations. Prudential is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment. In some of Prudential's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The following is a summary of certain pending proceedings.

In August 2000, plaintiffs filed a purported national class action in the District Court of Valencia County, New Mexico, Azar, et al. v. Prudential Insurance, based upon the alleged failure to adequately disclose the increased costs associated with payment of life insurance premiums on a “modal” basis, i.e., more frequently than once a year. Similar actions have been filed in New Mexico against over a dozen other insurance companies. The complaint asserts claims for breach of the common law duty to disclose material information, breach of the implied covenant of good faith and fair dealing, breach of fiduciary duty, unjust enrichment and fraudulent concealment and seeks injunctive relief, compensatory and punitive damages, both in unspecified amounts, restitution, treble damages, interest, costs and attorneys’ fees. In March 2001, the court entered an order granting partial summary judgment to plaintiffs as to liability. In January 2003, the New Mexico Court of Appeals reversed this finding and dismissed the claims for breach of the covenant of good faith and fair dealing and breach of fiduciary duty. The case was remanded to the trial court and in November 2004, it held that, as to the named plaintiffs, the non-disclosure was material. In July 2005, the court certified a class of New Mexico only policyholders denying plaintiffs’ motion to include purchasers from 35 additional states. In September 2005, plaintiffs sought to amend the court’s order on class certification with respect to eight additional states. In March 2006, the court reiterated its denial of a multi-state class and maintained the certification of a class of New Mexico resident purchasers of Prudential life insurance. The court also indicated it would enter judgment on liability against Prudential for the New Mexico class.

From November 2002 to March 2005, eleven separate complaints were filed against PFI and the law firm of Leeds Morelli & Brown in New Jersey state court. The cases were consolidated for pre-trial proceedings in New Jersey Superior Court, Essex County and captioned Lederman v. Prudential Financial Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential, over 350 claimants who are current and former Prudential employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate federal racketeering laws by

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advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants. In 2004, the Superior Court sealed these lawsuits and compelled them to arbitration. In May 2006, the Appellate Division reversed the trial court’s decisions, held that the cases were improperly sealed, and should be heard in court rather than arbitrated. In November 2006, plaintiffs filed a motion seeking to permit over 200 individuals to join the cases as additional plaintiffs, to authorize a joint trial on liability issues for all plaintiffs, and to add a claim under the New Jersey discrimination law. The motion is pending decision.

Prudential, along with a number of other insurance companies, received formal requests for information from the State of New York Attorney General’s Office (“NYAG”), the Securities and Exchange Commission (“SEC”), the Connecticut Attorney General’s Office, the Massachusetts Office of the Attorney General, the Department of Labor, the United States Attorney for the Southern District of California, the District Attorney of the County of San Diego, and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. Prudential may receive additional requests from these and other regulators and governmental authorities concerning these and related subjects. Prudential is cooperating with these inquiries and has had discussions with certain authorities in an effort to resolve the inquiries into this matter. In December 2006, Prudential reached a resolution of the NYAG investigation. Under the terms of the settlement, Prudential paid a $2.5 million penalty and established a $16.5 million fund for policyholders, adopted business reforms and agreed, among other things, to continue to cooperate with the NYAG in any litigation, ongoing investigations or other proceedings. Prudential also settled the litigation brought by the California Department of Insurance and agreed to business reforms and disclosures as to group insurance contracts insuring customers or residents in California and to pay certain costs of investigation. These matters are also the subject of litigation brought by private plaintiffs, including purported class actions that have been consolidated in the multidistrict litigation in the United States District Court for the District of New Jersey, In re Employee Benefit Insurance Brokerage Antitrust Litigation, and two shareholder derivative actions, Gillespie v. Ryan and Kahn v. Agnew. Both derivative actions were dismissed without prejudice. In Gillespie, the plaintiff entered into a tolling agreement to permit a Special Evaluation Committee of PFI’s Board of Directors to investigate and evaluate his demand that PFI take action regarding these matters. The Committee has completed its investigation and has informed counsel for Mr. Gillespie that it has determined to refuse his demand. The regulatory settlement may adversely affect the existing litigation or cause additional litigation and result in adverse publicity and other potentially adverse impacts to Prudential’s business.

In April 2005, PFI voluntarily commenced a review of the accounting for its reinsurance arrangements to confirm that it complied with applicable accounting rules. This review included an inventory and examination of current and past arrangements, including those relating to discontinued operations. Subsequent to commencing this voluntary review, PFI received a formal request from the Connecticut Attorney General for information regarding its participation in reinsurance transactions generally and a formal request from the SEC for information regarding certain reinsurance contracts entered into with a single counterparty since 1997 as well as specific contracts entered into with that counterparty in the years 1997 through 2002 relating to PFI’s property and casualty insurance operations that were sold in 2003. These investigations are ongoing and not yet complete, and it is possible that PFI may receive additional requests from regulators relating to reinsurance arrangements. PFI intends to cooperate with all such requests.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents who were registered representatives in violation of federal and state law, and that improper deductions were made from these agents’ wages in violation of state law. The complaints seek back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees.

In November 2003, an action was commenced in the United States Bankruptcy Court for the Southern District of New York, Enron Corp. v. J.P. Morgan Securities, Inc., et al., against approximately 100 defendants, including Prudential and related entities, which invested in Enron’s commercial paper. The complaint alleges that Enron’s October 2001 prepayment of its commercial paper is a voidable preference under the bankruptcy laws and constitutes a fraudulent conveyance and that PFI and related entities received prepayment of $125 million. A motion by all defendants to dismiss the complaint was denied in June 2005. Defendants’ motions for leave to appeal are pending.

In August 1999, a Prudential employee and several Prudential retirees filed an action in the United States District Court for the Southern District of Florida, Dupree, et al., v. Prudential Insurance, et al., against Prudential and its Board of Directors in connection with a group annuity contract entered into in 1989 between the Prudential Retirement Plan and

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Prudential. The suit alleged that the annuitization of certain retirement benefits violated ERISA and that, in the event of demutualization, Prudential would retain shares distributed under the annuity contract in violation of ERISA’s fiduciary duty requirements. In July 2001, plaintiffs filed an amended complaint dropping three counts, and Prudential filed an answer denying the essential allegations of the complaint. The amended complaint seeks injunctive and monetary relief, including the return of what are claimed to be excess investment and advisory fees paid by the Prudential Retirement Plan to PFI. In March 2002, the court dismissed certain of the claims against the individual defendants. A non-jury trial was concluded in January 2005. The court has not yet issued its decision.

In November 1996, plaintiffs filed a purported class action lawsuit against Prudential, the Prudential Home Mortgage Company, Inc. (“PHMC”) and several other subsidiaries in the Superior Court of New Jersey, Essex County, Capitol Life Insurance Company v. Prudential Insurance, et al., in connection with the sale of certain subordinated mortgage securities sold by a subsidiary of PHMC. In May 2000, plaintiffs filed a second amended complaint that alleges violations of the New Jersey securities and Racketeer Influenced and Corrupt Organizations Act, or RICO statutes, fraud, conspiracy and negligent misrepresentation, and seeks compensatory as well as treble and punitive damages. In 2002, class certification was denied. In August 2005, the court dismissed the New Jersey Securities Act and RICO claims and the negligent misrepresentation claims. In February 2007, the matter settled in principle.

In October 2002, Stewart v. Prudential, et al. was brought in the Circuit Court of the First Judicial District of Hinds County, Mississippi by the beneficiaries of an alleged life insurance policy against Prudential and Pruco Life Insurance Company (“Pruco”). The complaint alleges that Prudential and Pruco acted in bad faith when they failed to pay a death benefit on an alleged contract of insurance that was never delivered. On February 15, 2006, the jury awarded the plaintiffs $1.4 million in compensatory damages and $35 million in punitive damages. Motions for a new trial, judgment notwithstanding the verdict and remittitur were denied in June 2006. Prudential and Pruco’s appeal to the Mississippi Supreme Court is pending.

Prudential’s litigation is subject to many uncertainties, and given its complexity and scope, the outcomes cannot be predicted. It is possible that Prudential’s results of operations or cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Prudential believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on Prudential’s financial position.

Financial Statements

The financial statements of the Separate Account should be distinguished from the consolidated financial statements of Prudential Insurance, which should be considered only as bearing upon the ability of Prudential Insurance to meet its obligations under the Contracts. The financial statements of the Separate Account and the consolidated financial statements of Prudential Insurance are made available in the Statement of Additional Information to this prospectus.

Statement of Additional Information

Contents:

The Prudential Insurance Company of America

The Prudential Variable Contract Account GI-2

Principal Underwriter

Distribution and Compensation

Services Performed by Third Parties

State Regulation

ERISA Considerations

Performance Data

Ratings and Advertisements

Premiums

Experts

Financial Statements

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DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

Attained Age--Your age as defined by the Group Contract.

Business Day--A day on which the New York Stock Exchange is open for trading.

Cash Surrender Value--The amount you receive upon surrender of the Certificate. The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt, outstanding charges, and any applicable transaction charge.

Certificate--A document issued to you, as a Participant under a Group Contract, setting forth or summarizing your rights and benefits.

Certificate Anniversary--The same date each year as the Certificate Date.

Certificate Date--The effective date of coverage under a Certificate.

Certificate Debt--The principal amount of any outstanding loans you borrowed under your Certificate plus any accrued interest.

Certificate Fund--The total amount credited to you under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

Certificate Year--The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

Continued Coverage—Under some Group Contracts, you may continue your insurance coverage even if you are no longer an Eligible Group Member. This type of insurance coverage is called Continued Coverage. Cost of insurance rates and charges may increase under a Continued Coverage Certificate since the Covered Person under a Continued Coverage certificate may no longer be considered to be a member of the Group Contractholder's group for purposes of determining those rates and charges.

Contract Anniversary--The same date each year as the Contract Date.

Contract Date--The date on which the Group Contract is issued.

Covered Person--The person whose life is insured under the Group Contract. The Covered Person is generally the Participant. Some Group Contracts may permit a Participant to apply for insurance under a second Certificate naming the Participant's spouse as the Covered Person.

Death Benefit--The amount payable upon the death of the Covered Person (before the deduction of any Certificate Debt or any outstanding charges).

Eligible Group Members--The persons specified in the Group Contract as eligible to apply for insurance protection under the Group Contract.

Experience Credit--A refund that Prudential Insurance may provide under certain Group Contracts based on favorable experience.

Face Amount--The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund are each parts of your Death Benefit.

Fixed Account--An investment option under which Prudential Insurance guarantees that interest will be added to the amount deposited at a rate we declare periodically.

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Funds--The Series Fund portfolios and other mutual fund portfolios in which the Separate Account invests. Your investment options include the Funds and the Fixed Account. We describe the Funds in the accompanying supplement.

Group Contract--A Group Variable Universal Life insurance contract that Prudential Insurance issues to the Group Contractholder. The term Group Contract also includes a participating employer's participation in a multi-employer trust.

Group Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract. In the case of such a group that joins a multiple employer trust, that group exercises the rights accorded to a Group Contractholder as described throughout this prospectus and in the trust participation agreement.

Guideline Annual Premium--A level annual premium that would be payable throughout the duration of a Certificate to fund the future benefits if the Certificate were a fixed premium contract, based on certain assumptions set forth in a rule of the SEC. Upon request, Prudential Insurance will advise you of the guideline annual premium under the Certificate.

Issue Age--The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

Loan Account--An account within Prudential Insurance's general account to which we transfer from the Separate Account and/or the Fixed Account an amount equal to the amount of any loan.

Loan Value--The amount (before any applicable transaction charge) that you may borrow at any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges.

Modified Endowment Contract--A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if you take distributions (such as withdrawals, loans or assignments) from a Modified Endowment Contract. Regardless of classification as a Modified Endowment Contract cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the Taxes section for a more complete description of the Modified Endowment Contract rules.

Monthly Deduction Date--Generally, the Contract Date and the first day of each succeeding month, except that whenever the monthly deduction date falls on a date other than a Business Day, the Monthly Deduction Date will be the next Business Day. Some Group Contracts may define Monthly Deduction Date slightly differently, in which case a supplement to this prospectus will define Monthly Deduction Date.

Net Amount at Risk-- The amount by which your Certificate’s Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

Net Premium--Your premium payment minus any charges for taxes attributable to premiums, any processing fee, and any sales charge. Net premiums are the amounts that we allocate to the Separate Account and/or the Fixed Account.

Paid-Up Coverage--This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. You make one premium payment to begin the coverage and never make any additional payments.

Participant--An Eligible Group Member or "applicant owner" under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. The Participant will be the person entitled to exercise all rights under a Certificate, regardless of whether the Covered Person under the Certificate is the Participant or his or her spouse. We refer to Participants as "you" in this prospectus. If you validly assign your rights as a Participant to someone else, then that person may exercise those rights.

Separate Account--Prudential Variable Contract Account GI-2, a separate investment account registered as a unit investment trust under federal securities laws and established by Prudential Insurance to receive some or all of the Net Premiums and to invest them in the Funds.

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Series Fund--The Prudential Series Fund, Inc., a mutual fund with separate portfolios, some of which are available as investment options for the Group Contract.

Subaccount--A division of the Separate Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

We, Prudential, Us--The Prudential Insurance Company of America.

You--A Participant.

To learn more about Prudential Insurance’s Group Variable Universal Life product, you can request a copy of the Statement of Additional Information (“SAI”) dated May 1, 2007 by calling our customer service center toll free at (800) 562-9874. You can also contact the customer service center if you have any questions regarding your contract or in order to obtain personalized illustrations of death benefits or cash surrender values. All of these services are provided without charge.

The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is legally a part of this prospectus. Prudential Insurance also files other reports with the SEC. All of these filings can be reviewed and copied at the SEC’s offices, and can be obtained from the SEC’s Public Reference Room, 450 5th Street N.W., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the Prudential Group Variable Universal Life SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is in the Statement of Additional Information section of this prospectus.

Group Variable Universal Life (Contract Series: 89759) is underwritten by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3177, and is offered through Prudential Investment Management Services LLC, a registered broker-dealer. Prudential Investment Management Services LLC is a wholly-owned subsidiary of Prudential Financial, Inc.

Investment Company Act of 1940: Registration No.: 811-07545

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Supplement Dated May 1, 2007

To Prospectus Dated May 1, 2007

For Group Variable Universal Life Insurance

This document is a supplement to the prospectus dated May 1, 2007 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that Prudential Insurance offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Group Contract and Certificates. In this supplement, we describe the Funds that are available to you under the Group Contract and Certificates.

The following table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Funds. More detail concerning each Fund’s fees and expenses as well as objective and investment strategy is contained in this document and in the prospectus for each Fund.

Total Annual Fund Operation Expenses*	Minimum	Maximum
Gross expenses deducted from the Fund’s assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.37%	3.57%

*For 2006, the net fees of these Funds ranged on an annual basis from 0.38 % to 3.57% of Fund assets (after expense reimbursements or waivers, which reimbursements or waivers may terminate at any time).

THE FUNDS

Set out below is a list of each Fund in which the Separate Account may currently invest. Also included are each Fund’s investment objective and principal strategies, investment management fees and other expenses, and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential Insurance and/or its affiliates for certain marketing efforts.

THE PRUDENTIAL SERIES FUND, INC.

(Class I Shares)

Conservative Balanced Portfolio: The investment objective is total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations, and money market instruments. A portion of the Portfolio assets may be invested in high-yield/high-risk debt securities. The Portfolio may also invest in foreign securities.

Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in high-grade debt obligations and high-quality money market investments. The Portfolio may invest up to 20% of its total assets in debt securities issued outside the U.S., by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

GL.2006.063

Diversified Conservative Growth Portfolio: The investment objective is current income and a reasonable level of capital appreciation. The Portfolio invests in a diversified portfolio of debt and equity securities, and may invest up to 35% of its total assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. The Portfolio may invest in foreign securities, including debt obligations of issuers in emerging markets.

Equity Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stock of major established companies, as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities.

Flexible Managed Portfolio: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations, and money market instruments. A portion of the Portfolio assets may be invested in high-yield/high-risk debt securities. The Portfolio may also invest in foreign securities.

Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

Government Income Portfolio: The investment objective is a high level of income over the long term consistent with the preservation of capital. The Portfolio normally invests at least 80% of its investable assets in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government, mortgage-related securities, and collateralized mortgage obligations. The Portfolio may invest up to 20% of its investable assets in other securities, including corporate debt securities.

High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio normally invests at least 80% of its investable assets in high-yield/high-risk debt securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations.

Jennison Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities.

Jennison 20/20 Focus Portfolio: The investment objective is long-term growth of capital. The Portfolio primarily invests in up to 40 equity and equity-related securities of U.S. companies that are selected by the Portfolio's two portfolio managers (up to 20 by each) as having strong capital appreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline. The value portfolio manager seeks to invest in companies valued at a discount to their true worth, as defined by the value of their earnings, free cash flow, assets, private market value, or some combination of these factors, that also possess identifiable catalysts which can help unlock their true worth. The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate; and appropriate valuations. Up to 20% of the Portfolio’s total assets may be invested in foreign securities.

Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.

Natural Resources Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource. The Portfolio is non-diversified. As a non-diversified Portfolio, the Natural Resources Portfolio may hold larger positions in single issuers than a diversified Portfolio. As a result, the Portfolio’s performance may be tied more closely to the success or

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failure of a smaller group of portfolio holdings. There are additional risks associated with the Portfolio’s investment in the securities of natural resource companies. The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. Up to 50% of the Portfolio’s total assets may be invested in foreign equity and equity-related securities.

Small Capitalization Stock Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalizations. With the price and yield performance of the Standard & Poor’s Small Capitalization 600 Stock Index (the S&P SmallCap 600 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time. As of January 31, 2007 the S&P SmallCap 600 Index stocks had market capitalizations of between $300 million and $1.5 billion. The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks to duplicate the stocks and their weighting in the S&P SmallCap 600 Index.

Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) by investing at least 80% of its investable assets in S&P 500 stocks.

Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that we believe are undervalued - those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITS) and up to 30% of its total assets in foreign securities.

SP Aggressive Growth Asset Allocation Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in domestic equity portfolios and international equity portfolios.

SP AIM Core Equity Portfolio: The investment objective is growth of capital. The Portfolio invests at least 80% of its investable assets in equity securities, including convertible securities of established companies that have long-term above-average growth in earnings, and growth companies that the Portfolio managers believe have the potential for above-average growth in earnings. The Portfolio may invest up to 25% of its total assets in foreign securities.

SP Balanced Asset Allocation Portfolio: The investment objective is to provide a balance between current income and growth of capital. The Portfolio invests primarily in domestic equity portfolios, fixed income portfolios and international equity portfolios.

SP Conservative Asset Allocation Portfolio: The investment objective is to provide current income with low to moderate capital appreciation. The Portfolio invests primarily in domestic equity portfolios, fixed income portfolios and international equity portfolios.

SP Davis Value Portfolio: The investment objective is growth of capital. The Portfolio invests primarily in common stock of U.S. companies with market capitalizations within the market capitalization range of the Russell 1000 Value Index.

SP Growth Asset Allocation Portfolio: The investment objective is to provide long-term growth of capital with consideration also given to current income. The Portfolio invests primarily in domestic equity portfolios, fixed income portfolios, and international equity portfolios.

SP International Growth Portfolio (formerly SP William Blair International Growth Portfolio): The investment objective is long-term growth of capital. The Portfolio normally invests at least 65% of its total assets in the common stock of large and medium-sized foreign companies operating or based in at least five different countries, which may include countries with emerging markets.

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SP International Value Portfolio (formerly SP LSV International Value Portfolio): The investment objective is long-term capital appreciation. The Portfolio normally invests at least 80% of its investable assets in equity securities.

SP Large Cap Value Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks and securities convertible into common stock of companies with market capitalizations within the market capitalization range of the Russell 1000 Value Index.

SP Mid Cap Growth Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks and related securities, such as preferred stocks, convertible securities, and depositary receipts for those securities of companies with above average growth potential that have market capitalizations within the market capitalzation range of the Russell MidcapTM Growth Index range measured at the time of purchase.

SP PIMCO High Yield Portfolio: The investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio normally invests at least 80% of its investable assets in a diversified portfolio of high-yield/high-risk debt securities rated below high grade, but rated at least CCC by Moody’s Investor Service, Inc. or Standard & Poor’s Ratings Group (“S&P”), or, if unrated, determined by Pacific Investment Management Company (“PIMCO”) to be of comparable quality, subject to a maximum of 5% of its total assets invested in securities rated CCC. The Portfolio may invest up to 15% of its assets in non - U.S. dollar-denominated securities.

SP PIMCO Total Return Portfolio: The investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio normally invests at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities.

SP Prudential U.S. Emerging Growth Portfolio: The investment objective is long-term capital appreciation. The Portfolio normally invests at least 80% of its investable assets in equity securities of small and medium sized U.S. companies that the adviser believes have the potential for above-average growth.

SP Small Cap Growth Portfolio: The investment objective is long-term capital growth. The Portfolio normally invests at least 80% of its investable assets in common stocks of small-capitalization companies - those which have market capitalizations no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11- month period, plus the most recent data during the current month.

SP Small Cap Value Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in equity securities of small capitalization companies with market capitalizations within the market capitalization range of the Russell 2000 Value Index. The Portfolio may invest up to 25% of its assets in foreign securities.

SP Strategic Partners Focused Growth Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 65% of its total assets in equity and equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential.

SP T. Rowe Price Large Cap Growth Portfolio: The investment objective is long-term growth of capital. The Portfolio invests at least 80% of its investable assets in common stocks of large cap companies with market capitalization larger than the median market capitalization of companies in the Russell 1000 Growth Index. The Portfolio may invest up to 15% of its total assets in foreign securities.

Prudential Investments LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Series Fund. PI will furnish investment advisory services and administrative services in connection with the management of the Series Fund portfolios under a “manager-of-managers” approach. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

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Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Jennison Portfolio, the Value Portfolio, and the SP Prudential U.S. Emerging Growth Portfolio. Jennison also serves as a subadviser for approximately 50% of the assets of the Equity Portfolio and for a portion of the SP Strategic Partners Focused Growth Portfolio. Jennison is located at 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Diversified Bond Portfolio, the High Yield Bond Portfolio, and the Money Market Portfolio. PIM also serves as a subadviser for a portion of the assets of the Conservative Balanced Portfolio and the Flexible Managed Portfolio. PIM is located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Quantitative Management Associates LLC (“QMA”), a wholly-owned subsidiary of PIM, serves as the subadviser for the Stock Index Portfolio. QMA also serves as a subadviser for a portion of the assets of the Conservative Balanced Portfolio and the Flexible Managed Portfolio. QMA is located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

A I M Capital Management, Inc. ("A I M Capital") serves as the subadviser for the SP AIM Core Equity Portfolio. A I M Capital is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

AllianceBernstein, L.P. ("AllianceBernstein") serves as a subadviser for a portion of the assets of the SP Strategic Partners Focused Growth Portfolio. AllianceBernstein is located at 1345 Avenue of the Americas, New York, New York 10105.

Calamos Advisors LLC (“Calamos”) serves as the subadviser for the SP Mid Cap Growth Portfolio. Calamos, a registered investment advisor, is a wholly-owned subsidiary of Calamos Holdings LLC. Calamos is located at 2020 Calamos Court, Naperville, Illinois 60563-2787.

ClearBridge Advisors LLC (“ClearBridge”) serves as a subadviser for approximately 50% of the assets of the Equity Portfolio and serves as a subadviser for a portion of the assets of the SP Small Cap Value Portfolio. ClearBridge is located at 100 Light Street, Baltimore, Maryland 21202.

Davis Advisers (“Davis”) serves as the subadviser for the SP Davis Value Portfolio. Davis is located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Dreman Value Management LLC (“Dreman”) serves as a subadviser for approximately 30% of the assets of the SP Large Cap Value Portfolio. Dreman is located at Harborside Financial Center, Plaza 10, Suite 800, Jersey City, New Jersey 07311.

Eagle Asset Management (“Eagle”) serves as subadviser for approximately 50% of the assets of the SP Small Cap Growth Portfolio. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc. Eagle is located at 880 Carillon Parkway, St. Petersburg, Florida 33716.

Goldman Sachs Asset Management, L.P. (“GSAM”) serves as a subadviser for a portion of the assets of the SP Small Cap Value Portfolio. GSAM is a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”). GSAM is located at 32 Old Slip, 23rd Floor, New York, New York 10005.

Hotchkis and Wiley Capital Management LLC (“Hotchkis and Wiley”) serves as a subadviser for approximately 20% of the assets of the SP Large Cap Value Portfolio. Hotchkis and Wiley is a registered investment adviser. Hotchkis and Wiley is located at 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439.

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J.P. Morgan Investment Management, Inc. (“J.P. Morgan”) serves as a subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio. J.P. Morgan is an indirect, wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan is located at 245 Park Avenue, New York, New York 10167.

LSV Asset Management (“LSV”) serves as the subadviser for the SP International Value Portfolio and serves as a subadviser for approximately 25% of the assets of the Global Portfolio. LSV is located at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (“Marsico”) serves as a subadviser for a portion of the assets of the SP International Growth Portfolio and serves as a subadviser for approximately 25% of the assets of the Global Portfolio. Marsico is an indirect, wholly-owned subsidiary of Bank of America Corporation. Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202.

Neuberger Berman Management, Inc. (“Neuberger Berman”) serves as a subadviser for approximately 50% of the assets of the SP Small Cap Growth Portfolio. Neuberger Berman is a wholly owned subsidiary of Neuberger Berman Inc. (“NBI”), which is a wholly owned subsidiary of Lehman Brothers Holdings Inc. ("LBHI"). Neuberger Berman is located at 605 Third Avenue, New York, New York 10158.

Pacific Investment Management Company LLC (“PIMCO”) serves as the subadviser for the SP PIMCO High Yield Portfolio and the SP PIMCO Total Return Portfolio. PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI LP”). PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as the subadviser for the SP T. Rowe Price Large Cap Growth Portfolio and serves as a subadviser for approximately 25% of the assets of the Global Portfolio. T. Rowe Price is located at 100 East Pratt Street, 10th Floor, Baltimore, Maryland 21202.

Thornburg Investment Management, Inc. (“Thornburg”) serves as a subadviser for a portion of the assets of the SP International Value Portfolio. Thornburg is located at 119 East Marcy Street, Santa Fe, New Mexico 87501.

William Blair & Company LLC (“William Blair”) serves as a subadviser for a portion of the assets of the SP International Growth Portfolio and serves as a subadviser for approximately 25% of the assets of the Global Portfolio. William Blair is located at 222 West Adams Street, Chicago, Illinois 60606.

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THE PRUDENTIAL SERIES FUND, INC. (Class I Shares)
Fund Name	Investment Advisory Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	12b-1 Fees	Total Expenses[2]
Conservative Balanced Portfolio	0.55%	0.02%	--	--	0.57%
Diversified Bond Portfolio	0.40%	0.05%	--	--	0.45%
Diversified Conservative Growth Portfolio	0.75%	0.24%	--	--	0.99%
Equity Portfolio	0.45%	0.02%	--	--	0.47%
Flexible Managed Portfolio	0.60%	0.02%	--	--	0.62%
Global Portfolio	0.75%	0.09%	--	--	0.84%
Government Income Portfolio	0.40%	0.11%	--	--	0.51%
High Yield Bond Portfolio	0.55%	0.03%	--	--	0.58%
Jennison Portfolio	0.60%	0.03%	--	--	0.63%
Jennison 20/20 Focus Portfolio	0.75%	0.07%	--	--	0.82%
Money Market Portfolio	0.40%	0.03%	--	--	0.43%
Natural Resources Portfolio	0.45%	0.04%	--	--	0.49%
Small Capitalization Stock Portfolio	0.40%	0.05%	--	--	0.45%
Stock Index Portfolio	0.35%	0.02%	--	--	0.37%
Value Portfolio	0.40%	0.03%	--	--	0.43%
SP Aggressive Growth Asset Allocation Portfolio	0.05%	0.07%	0.86%	--	0.98%
SP AIM Core Equity Portfolio	0.85%	0.44%	--	--	1.29%
SP Balanced Asset Allocation Portfolio	0.05%	0.01%	0.77%	--	0.83%
SP Conservative Asset Allocation Portfolio	0.05%	0.02%	0.72%	--	0.79%
SP Davis Value Portfolio	0.75%	0.06%	--	--	0.81%
SP Growth Asset Allocation Portfolio	0.05%	0.01%	0.81%	--	0.87%
SP International Growth Portfolio (formerly SP William Blair International Growth Portfolio)	0.85%	0.12%	--	--	0.97%
SP International Value Portfolio (formerly SP LSV International Value Portfolio)	0.90%	0.09%	--	--	0.99%
SP Large Cap Value Portfolio	0.80%	0.03%	--	--	0.83%
SP Mid Cap Growth Portfolio	0.80%	0.11%	--	--	0.91%
SP PIMCO High Yield Portfolio	0.60%	0.10%	--		0.70%
SP PIMCO Total Return Portfolio	0.60%	0.06%	--	--	0.66%
SP Prudential U.S. Emerging Growth Portfolio	0.60%	0.07%	--	--	0.67%
SP Small Cap Growth Portfolio	0.95%	0.19%	--	--	1.14%
SP Small Cap Value Portfolio (formerly SP Goldman Sachs Small Cap Value Portfolio)	0.90%	0.06%	--	--	0.96%
SP Strategic Partners Focused Growth Portfolio	0.90%	0.26%	--	--	1.16%
SP T Rowe Price Large Cap Growth Portfolio	0.90%	0.29%	--	--	1.19%

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1 Each Asset Allocation Portfolio invests in shares of other Portfolios of the Fund and the Advanced Series Trust (the Acquired Portfolios). In addition, each Portfolio may invest otherwise uninvested cash in the Dryden Core Investment Fund (Money Market and/or Short-Term Bond Series).

Investors in an Asset Allocation Portfolio or other Portfolio indirectly bear the fees and expenses in the Acquired Portfolios and/or Dryden Core Investment Fund. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios and/or Dryden Core Investment Fund, in which the Asset Allocation Portfolios or other Portfolios invested during the year ended December 31, 2006. The Asset Allocation Portfolios do not pay any tranaction fees when they purchase and redeem shares of the Acquired Portfolios.

Where "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

2 Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows, may be discontinued or otherwise modified at any time. Conservative Balanced Portfolio: 0.75%; Diversified Bond Portfolio: 0.75%; Equity Portfolio 0.75%; Flexible Managed Portfolio: 0.75%; Government Income Portfolio: 0.75%; High Yield Bond Portfolio: 0.75%; Jennison Portfolio: 0.75%; Money Market Portfolio: 0.75%; Natural Resources Portfolio: 0.75%; Small Capitalization Stock Portfolio: 0.75%; Stock Index Portfolio: 0.75%; Value Portfolio 0.75%; SP AIM Core Equity Portfolio: 1.00%; SP Large Cap Value Portfolio: 0.90%; SP International Value Portfolio: 1.00%; SP International Growth Portfolio 1.24%; SP Mid Cap Growth Portfolio: 1.00%; SP PIMCO High Yield Portfolio: 0.82%; SP PIMCO Total Return Portfolio 0.76%; SP Prudential U.S. Emerging Growth Portfolio: 0.90%; SP Small Cap Growth Portfolio: 1.15%; SP Small Cap Value Portfolio: 1.05%; SP Strategic Partners Focused Growth Portfolio 1.25%; SP T. Rowe Price Large Cap Growth Portfolio: 1.06%.

AIM VARIABLE INSURANCE FUNDS

(Series I Shares)

AIM V.I. Diversified Income Fund: The fund’s investment objective is to achieve a high level of current income. The fund seeks to meet its objective by investing primarily in (1) domestic and foreign corporate debt securities; (2) U.S. Government securities, including U.S. Government mortgage-backed securities; (3) securities issued by foreign governments, their agencies or instrumentalities, and (4) lower-quality debt securities, i.e. “junk bonds,” of U.S. and foreign companies.

AIM V.I. Dynamics Fund: The fund’s investment objective is long-term capital growth. It is actively managed. The fund normally invests at least 65% of its net assets in common stocks of mid-sized companies..

AIM V.I. Global Health Care Fund: The fund’s investment objective is capital growth. The fund seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of health care industry companies.

AIM V.I. Government Securities Fund: The fund’s investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal. The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities issued, guaranteed or otherwise backed by the U.S. Government.

AIM V.I. High Yield Fund: The fund’s investment objective is to achieve a high level of current income. The fund seeks to meet its objective byinvesting, normally, at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in non-investment grade debt securities, i.e. “junk bonds.”

AIM V.I. International Growth Fund: The fund’s investment objective is to provide long-term growth of capital. The fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

AIM V.I. Technology Fund: The fund seeks capital growth. It is actively managed. The fund invests primarily in equity securities that the advisor believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities. The fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in technology-related industries.

8

AIM V.I. Utilities Fund : The fund seeks capital growth. It also seeks current income. The fund is actively managed. The fund invests primarily in equity securities that the advisor believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities. The fund normally invests at least 80% of its net assets in the equity securities and equityrelated instruments of companies engaged in utilities-related industries.

A I M Advisors, Inc. ("AIM") serves as the investment adviser of each of the above-mentioned funds. AIM’s principal business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

AIM VARIABLE INSURANCE FUNDS- (SeriesI Shares)
Fund Name	Investment Advisory Fees	Other Expenses	Acquired Portfolio Fees and Expenses(2)	12b-1 Fees	Total Expenses (1)
AIM V.I. Diversified Income Fund (5)	0.60%	0.50%	--	--	1.10%
AIM V.I. Dynamics Fund (6)(7)	0.75%	0.38%	0.01%	--	1.14%
AIM V.I. Global Health Care Fund (3)(6)	0.75%	0.35%	0.01%	--	1.11%
AIM V.I. Government Securities Fund (7)(8)	0.46%	0.31%	0.02%	--	0.79%
AIM V.I. High Yield Fund (9)	0.63%	0.55%	0.01%	--	1.19%
AIM V.I. International Growth Fund (3)	0.72%	0.38%	0.01%	--	1.11%

AIM V.I. Technology Fund (3)	0.75%	0.37%	--	--	1.12%

AIM V.I. Utilities Fund (10)	0.60%	0.36%	--	--	0.96%

(1)

Except as otherwise noted, figures shown in the table are for the year ended December 31, 2006 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.

(2)

Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expenses listed above may exceed the limit on Total Annual Fund Operating Expenses, if any. The impact of the acquired fund fees and expense are included in the total returns of the Fund.

(3)

The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (subject to the same exclusions discussed above in Note 3) of Series I shares to 1.30% of average daily net assets. The expense limitation agreement is in effect through at least April 30, 2008.

(4)

Through April 30, 2008, the Fund's advisor has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund does not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. The Fund's maximum annual advisory fee rate ranges from 0.745% (for average net assets up to $250 million) to 0.64% (for average net assets over $10 billion).

(5)

The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (subject to the same exclusions discussed above in Note 3) of Series I shares to 0.75% of average daily net assets. This expense limitation agreement is in effect through at least April 30, 2008.

(6)

Through April 30, 2008, the advisor has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund does not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. The Fund's maximum annual advisory fee rate ranges from 0.75% (for average net assets up to $250 million) to 0.68% (for average net assets over $10 billion).

(7)

The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (subject to the same exclusions discussed above in Note 3) of Series I shares to 0.73% of average daily net assets. This expense limitation agreement is in effect through at least April 30, 2008.

9

(8)

The Fund's advisor has voluntarily agreed to waive a portion of the advisory fees payable by the Fund equal to 25% of the advisory fee the advisor receives from certain affiliated money market funds as a result of the Fund's investment of its cash balances in such affiliated money market funds. This voluntary waiver resulted in an aggregate reduction in advisory fees of 0.02% of the Fund for the year ended December 31, 2006.

(9)

The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (subject to the same exclusions discussed above in Note 3) of Series I shares to 0.95% of average daily net assets. This expense limitation agreement is in effect through at least April 30, 2008.

(10)

The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (subject to the same exclusions discussed above in Note 3) of Series I shares to 0.93% of average daily net assets. This expense limitation agreement is in effect through at least April 30, 2008.

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

(Class A Shares)

AllianceBernstein Global Bond Portfolio: The Portfolio’s investment objective is to provide a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. Dollar and a range of foreign currencies. The Portfolio invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed-income securities. The Portfolio invests in U.S. Government securities, foreign government or supranational organization debt securities, corporate debt obligations, and commercial paper of banks and bank holding companies. The Portfolio’s foreign investments are generally denominated in foreign currencies.

AllianceBernstein Global Dollar Government Portfolio: The Portfolio’s investment objective is to seek a high level of current income. Its secondary investment objective is capital appreciation. The Portfolio invests, under normal circumstances, at least 80% of its net assets in government securities. The Portfolio invests at least 65% of its net assets in sovereign debt obligations. The Portfolio’s investments in sovereign debt obligations will emphasize debt obligations issued by countries in the J.P. Morgan Emerging Markets Bond Index Global, which currently includes approximately 31 countries whose economies are concluded to be development or emerging from underdevelopment.

AllianceBernstein Growth Portfolio: The Portfolio’s investment objective is long-term growth of capital. The Portfolio seeks to achieve its objective by investing primarily in equity securities of companies judged by the Adviser’s research to have leading industry positions, sustainable competitive advantages, and superior prospective earnings growth. The portfolio also may invest in zero coupon securities and payment-in-kind bonds, depositary receipts, and asset-backed securities. The portfolio may also enter into forward commitments.

AllianceBernstein Growth and Income Portfolio: The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believe that, over time, a company’s stock price will come to reflect its intrinsic economic value. The Adviser uses a disciplined investment process to evaluate the companies in the Adviser’s extensive research universe and to identify the stocks of companies that offer the best combination of value and potential for price appreciation. The Portfolio may invest in companies of any size and in any industry.

AllianceBernstein International Growth Portfolio: The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The Portfolio’s investment process relies upon comprehensive fundamental company research produced by the Adviser’s large research team of over 40 non-U.S. analysts covering both developed and emerging markets around the globe. Research driving stock selection is the primary driver of the Portfolio’s return and all other decisions, such as country allocation, are generally the result of the stock selection process. The Portfolio’s portfolio managers and the International Research Growth Portfolio Oversight Group, which are responsible for determining the market sectors into which the Portfolio’s assets are invested and the percentage allocation into each sector, use the Adviser’s research recommendations to assess investments for the Portfolio. They also consider input from the heads of global sector research with the goal of identifying the most attractive portfolio candidates that display superior growth and reasonable valuations.

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AllianceBernstein International Research Growth Portfolio: The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in an international portfolio of equity securities of companies within various market sectors selected by the Adviser for the growth potential. Examples of the types of market sectors into which the Adviser may invest the Portfolio’s assets include, but are not limited to, telecommunications, information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. A senior industry analyst for each sector is responsible for stock selection within that sector.

AllianceBernstein Large Cap Growth Portfolio: The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U. S. companies. The Adviser tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.

AllianceBernstein Real Estate Investment Portfolio: The Portfolio’s investment objective is total return from long-term growth of capital and income. Under normal circumstances, the Portfolio invests at least 80% of its net assets in ‘REITs” and other real estate industry companies. The Portfolio invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

AllianceBernstein Small Cap Growth Portfolio: The Portfolio’s investment objective is long-term growth of capital. The Portfolio generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, “smaller companies” are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). `

AllianceBernstein U.S. Government/High Grade Securities Portfolio: The Portfolio’s investment objective is high current income consistent with preservation of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government or high-grade fixed-income securities rated A or better by S&P and Moody’s or equivalent rating. The Portfolio’s investments include mortgage-backed securities and repurchase agreements relating to U.S. Government securities. U.S. Government securities in which the Portfolio invests may include a significant amount of securities issued by government-sponsored entities, such as FNMA or FHLMC, which are neither issued nor guaranteed by the U. S. Treasury. The Portfolio also may invest in investment grade corporate and other debt securities.

AllianceBernstein Utility Income Portfolio: The Portfolio’s investment objective is current income and long-term growth of capital. The Portfolio invests primarily in income-producing equity securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of companies in the utility industries. The Portfolio invests in securities of utility companies in the electric , telecommunications, gas, and water utility industries. The Portfolio may invest in both U.S. and non-U.S. utility companies, although the Portfolio will limit its investments in issuers in any one non-U.S. country to no more than 15% of its net assets. The Portfolio invests at least 65% of its net assets in income-producing securities, but there is otherwise no limit on the allocation of the Portfolio’s investments between equity securities and fixed-income securities. The Portfolio may maintain up to 35% of its net assets in lower-rated securities.

AllianceBernstein L.P. ("the Adviser") is the investment adviser to each of the above-mentioned funds. The Adviser's principal business address is 1345 Avenue of the Americas, New York, New York 10105.

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ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (Class A Shares)
Fund Name	Investment Advisory Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
AllianceBernstein Global Bond Portfolio	0.45%	0.58%	--	--	1.03%
AllianceBernstein Global Dollar Government Portfolio	0.50%	1.26%	--	--	1.76%
AllianceBernstein Growth Portfolio	0.75%	0.15%	--	--	0.90%
AllianceBernstein Growth and Income Portfolio	0.55%	0.06%	--	--	0.61%
AllianceBernstein International Growth Portfolio	0.75%	0.48%	--	--	1.23%
Alliance Bernstein International Research Growth Portfolio	0.75%	0.50%	--	--	1.25%
AllianceBernstein Large Cap Growth	0.75%	0.09%	--	--	0.84%
AllianceBernstein Real Estate Investment Portfolio	0.55%	0.28%	--	--	0.83%
AllianceBernstein Small Cap Growth Portfolio	0.75%	0.41%	--	--	1.16%
AllianceBernstein U.S. Government/High Grade Securities Portfolio	0.45%	0.32%	--	--	0.77%
AllianceBernstein Utility Income Portfolio	0.55%	0.40%	--	--	0.95%

.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

(Class I Shares)

VP Balanced Fund: Seeks long-term capital growth and current income by investing approximately 60% of the Portfolio’s assets in the equity securities described in the prospectus, and the remainder of the Portfolio’s assets in bonds and other fixed-income securities.

VP International Fund: Seeks capital growth over time by investing in stocks of growing foreign companies in developed countries considered to have better-than-average prospects for appreciation. that the managers believe will increase in value over time. International investing involves special risks, such as political instability and currency fluctuation.

VP Value Fund: Seeks long-term capital growth with income as a secondary objective, by investing primarily in equity securities of companies that are believed by management to be undervalued at the time of purchase.

The investment adviser for the VP Balanced Fund and the VP Value Fund above are American Century Investment Management, Inc. ("ACIM"). ACIM's principal business address is 4500 Main Street, Kansas City, Missouri 64111. The investment adviser for the VP International Fund above is American Century Global Investment Management, Inc., (“ACGIM”). ACGIM principal business address is 666 3rd Avenue, 23rd floor, New York, New York, 10017.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. (Class I Shares)
Fund Name	Investment Advisory Fees[1]	Other Expenses[2]	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
VP Balanced Portfolio	0.90%	--	--	--	0.90%
VP International Portfolio	1.23%	--	--	--	1.23%
VP Value	0.93%	--	--	--	0.93%

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1.	This Fund has a stepped fee schedule. As a result, the Fund’s management rate generally decreases as the fund assets increase.
2.

Other expenses, which include the fees and expenses of the fund's independent directors and their legal counsel, interest, and fees and expenses incurred indirectly by the fund as a result of investment in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles, were less than 0.005% for the most recent fiscal year.

THE DREYFUS FUNDS

(Initial Shares)

The Dreyfus Socially Responsible Growth Fund, Inc.: Seeks capital growth with current income as a secondary goal. To pursue this goal, the Fund, under normal circumstances, invests at least 80% of its assets in the common stock of companies that, in the opinion of the Fund's management meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

Dreyfus Variable Investment Funds (“Dreyfus VIF”)

Dreyfus VIF - Appreciation Portfolio: Seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the portfolio invests at least 80% of its assets in common stocks. The portfolio focuses on "blue chip" companies with total market values of more than $5 billion at the time of purchase, including multinational companies.

Dreyfus VIF - Developing Leaders Portfolio: Seeks capital growth. To pursue this goal, the portfolio normally invests at least 80% of its assets in the stocks of companies Dreyfus believes to be developing leaders: companies characterized by new or innovative product, services or processes having the potential to enhance earnings or revenue growth.

Dreyfus VIF - Growth and Income Portfolio: Seeks long-term capital growth, current income and growth of income, consistent with reasonable investment risk. To pursue these goals, the portfolio invests primarily in stocks of domestic and foreign issuers. The portfolio's stock investments may include common stocks, preferred stocks and convertible securities including those purchased in initial public offerings.

Dreyfus VIF - International Equity Portfolio: Seeks capital growth. To pursue its goal, the portfolio invests in growth stocks of foreign companies. Normally, the portfolio invests at least 80% of its assets in stocks, preferred stocks and convertible securities including those purchased in initial public offerings.

Dreyfus VIF - International Value Portfolio: Seeks long-term capital growth. To pursue this goal, the portfolio normally invests at least 80% of its assets in stocks. The portfolio ordinarily invests most of its assets in securities of foreign companies which Dreyfus considers to be value companies. The portfolio's stock investments may include common stocks, preferred stocks and convertible securities including those purchased in initial public offerings.

Dreyfus VIF - Quality Bond Portfolio: Seeks to maximize total return, consisting of capital appreciation and current income. To pursue this goal, the portfolio normally invests at least 80% of net assets in bonds, including corporate bonds, debentures, notes, mortgage-related securities, collateralized mortgage obligations, asset-backed securities, convertible debt obligations, preferred stocks, convertible preferred stocks, municipal obligations, and zero coupon bonds, that, when purchased, are rated A or better or are at the unrated equivalent as determined by Dreyfus, and in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including Treasury inflation – protection securities (TIPS).

The Dreyfus Corporation ("Dreyfus") is the investment adviser to each of the above-mentioned portfolios and funds. The principal distributor of the portfolios and funds is Dreyfus Services Corporation ("DSC"). Dreyfus' and DSC's principal business address is 200 Park Avenue, New York, New York 10166. The sub-adviser for the Appreciation Portfolio is Fayez Sarofim & Co.; the subadviser for the Special Value Portfolio is Jennison Associates, LLC; and the subadviser for the International Equity Portfolio is Newton Capital Management, Ltd.

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THE DREYFUS CORPORATION (Initial Shares)
Fund Name	Investment Advisory Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
The Dreyfus Funds (Initial Shares)
The Dreyfus Socially Responsible Growth Fund, Inc.	0.75%	0.08%	--	--	0.83%
Dreyfus Variable Investment Funds
Dreyfus VIF - Appreciation Portfolio	0.75%	0.07%	--	--	0.82%
Dreyfus VIF - Developing Leaders Portfolio	0.75%	0.07%	--	--	0.82%
Dreyfus VIF - Growth and Income Portfolio	0.75%	0.09%	--	--	0.84%
Dreyfus VIF - International Equity	0.75%	0.28%	--	--	1.03%
Dreyfus VIF - International Value Portfolio	1.00%	0.19%	--	--	1.19%
Dreyfus VIF - Quality Bond Portfolio (1)	0.65%	0.10%	--	--	0.75%

(1)	The Dreyfus Corporation has agreed to waive receipt of a portion of the Fund's management fee, in the amount of .10 of 1% of the value of the Fund's average daily net assets, until June 30, 2007.

DWS VARIABLE SERIES II

(Class A Shares)

DWS Balanced VIP: The portfolio seeks high total return, a combination of income and capital appreciation. The portfolio follows a flexible investment program, investing in a mix of growth and value stocks of large and small capitalization companies and bonds. The portfolio normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed income securities, including lower-quality debt securities.. These percentages will fluctuate in response to changing market conditions, but the portfolio will at all times invest at least 25% of new assets in fixed-income senior securities. The portfolio may invest up to 25% of total assets in foreign securities.

DWS Blue Chip VIP: The portfolio seeks growth of capital and income. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that the portfolio managers believe are “blue chip” companies.

DWS Core Fixed Income VIP: The portfolio seeks high current income. The portfolio invests for current income, not capital appreciation. . Under normal circumstances, the portfolio invests at least 80% of net assets, determined at the time of purchase, in fixed income securities.

DWS Dreman Small Cap Value VIP: The portfolio seeks long-term capital appreciation. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index.

DWS Government & Agency Securities VIP: The portfolio seeks high current income consistent with preservation of capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities.

14

DWS High Income VIP: The portfolio seeks to provide a high level of current income. Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (ie. Grade BB/Ba and below). The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

DWS International Select Equity VIP: The portfolio seeks capital appreciation. . Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities and other securities with equity characteristics. The portfolio primarily invests in the countries that make up the MSCI EAFE® Index. At least 50% of the portfolio’s assets will be invested in securities that are represented in that Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index.

DWS Large Cap Value VIP: The portfolio seeks to achieve a high rate of total return. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 Value Index and that the portfolio managers believe are undervalued.

DWS Small Cap Growth VIP: The portfolio seeks maximum appreciation of investors’ capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index.

The investment advisor of the portfolios is Deutsche Investment Management Americas Inc. (“Deutsche”). Deutsche’s principal business address is 345 Park Avenue, New York, NY 10154. Aberdeen Asset Management Inc. (“AAMI”), a US registered investment advisor, acts as the subadvisor for the DWS Core Fixed Income VIP portfolio. AAMI’s principal business address is 1735 Market Street, Philadelphia, PA 19103. Dreman Value Management L.L.C. (“Dreman”) is the subadvisor to the DWS Dreman Small Cap Value VIP portfolio. Dreman’s principal business address is 520 East Cooper Avenue, Aspen, CO 81611.

DWS VARIABLE SERIES II (FORMERLY SCUDDER VARIABLE SERIES II (Class A Shares)
Fund Name	Investment Advisory Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
DWS Balanced VIP (2)	0.46%	0.09%	--	--	0.55%
DWS Blue Chip VIP (1)	0.64%	0.06%	--	--	0.70%
DWS Core Fixed Income VIP (1)	0.59%	0.08%	--	--	0.67%
DWS Dreman Small Cap Value VIP (1)	0.73%	0.04%	--	--	0.77%
DWS Government & Agency Securities VIP (1)	0.55%	0.12%	--	--	0.67%
DWS High Income VIP (1)	0.59%	0.11%	--	--	0.70%
DWS International Select Equity VIP (1)	0.75%	0.13%	--	--	0.88%
DWS Large Cap Value VIP (1)	0.74%	0.08%	--	--	0.82%
DWS Small Cap Growth VIP (2)	0.65%	0.08%	--	--	0.73%

1.	Management fees have been restated to reflect the new fee schedule effective October 1, 2006.
2.

Pursuant to their respective agreements with DWS Variable Series II, the investment manager, the underwriter and the accounting agent have agreed, through April 30, 2008, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described Portfolios to the amounts set forth after the Portfolio names, A and B share-classes, respectively: DWS Balanced VIP (.51%, .89%), DWS Small Cap Growth VIP (.72%, 1.09%).

15

FRANKLIN(r)TEMPLETON(r) VARIABLE INSURANCE PRODUCTS TRUST

(Class 2 Shares)

Templeton Developing Markets Securities Fund: Seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments and normally invests primarily to predominantly in equity securities.

Templeton Foreign Securities Fund: Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities.

Templeton Global Asset Allocation Fund: Seeks high total return. The Fund normally invests in in equity securities of companies of any country, debt securities of companies and governments of any country, and in money market instruments. The Fund normally invests substantially to primarily in equity securities.

Templeton Global Income Securities Fund: Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Fund normally invests mainly in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies located anywhere in the world, including emerging markets.

Templeton Growth Securities Fund: Seeks long-term capital growth. The Fund normallyinvests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

Templeton Investment Counsel, LLC, located at 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394, serves as the investment adviser for the Templeton Foreign Securities Fund and the Templeton Global Asset Allocation Fund. Franklin Advisers, Inc., located at One Franklin Parkway, San Mateo, CA 94403, serves as the investment adviser for the Templeton Global Income Securities Fund, and serves as subadviser for the Templeton Global Asset Allocation Fund. Templeton Asset Management Ltd., located at 7 Temasek Boulevard, #38-3, Suntec Tower I, Singapore 038987, serves as the investment advisor for the Templeton Developing Markets Securities Fund, and serves as subadvisor for the Templeton Growth Securities Fund. Templeton Global Advisers Limited, located at Lyford Cay, Nassau, Bahamas, serves as the investment adviser for the Templeton Growth Securities Fund. Franklin Templeton Investment Management Limited, located at The Adelphia Building, 1-11 John Adams Street, London WC2N 6HT, serves as subadviser for the Templeton Foreign Securities Fund and Templeton Global Asset Allocation Fund.

FRANKLIN(r)TEMPLETON(r)VARIABLE INSURANCE PRODUCTS TRUST (Class 2 Shares)
Fund Name	Investment Advisory Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
Templeton Developing Markets Securities Fund	1.23%	0.24%	--	0.25%	1.72%
Templeton Foreign Securities Fund	0.63%	0.15%	0.03%	0.25%	1.06%
Templeton Global Asset Allocation Fund	0.62%	0.23%	0.01%	0.25%	1.11%
Templeton Global Income Securities Fund (1)	0.56%	0.16%	--	0.25%	0.97%
Templeton Growth Securities Fund (1)	0.74%	0.04%	--	0.25%	1.03%

1.	The Fund administration fee is paid indirectly through the management fee.
2.

The Fund's fees and expenses have been restated as if the Fund's new investment management and fund administration agreements had been in place for the fiscal year ended December 31, 2006. The manager and administrator, however, have contractually agreed in advance to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund are phased in over a five year period, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of the four years thereafter through April 30, 2012, the manager and administrator will receive one-fifth of the increase in the rate of fees. Beginning May 1, 2012, the full new investment management and administration fees will then be in effect.

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3.

The Fund does not pay management fees but it does pay an administration fee of 0.10%, which is included in “other expenses” and will indirectly bear its proportionate share of any management fees and other expenses paid by the underlying funds in which it will invest. Acquired funds’ estimated fees and expenses are based on the acquired funds’ expenses for the fiscal year ended December 31, 2006.

4.

The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund’s fees and expenses are due to those of the acquired fund. This reduction is required by the Trust’s board of trustees and an exemptive order of the Securities and Exchange Commission (SEC).

5.

The manager and administrator have agreed in advance to waive or limit their respective fees and to assume as their own certain expenses otherwise payable by the Fund so that net annual operating expenses, exclusive of acquired fund fees and expenses (0.03%), do not exceed 0.93%, for the period ending April 30, 2008. Without this reduction, management fees and total operating expenses would have been 0.75% and 1.32%, respectively. The manager has also agreed to reduce its fees for assets invested by the Fund in a Franklin Templeton money market fund (acquired fund fees and expenses). After April 30, 2008, the manager and administrator may discontinue their waiver or reduction of fees and expenses. The manager, however, is required by the Fund’s board of trustees and an exemptive order by the SEC to reduce its fees to the extent of the Fund’s fees and expenses of the acquired fund.

6.

The manager and administrator have agreed in advance to waive or limit their respective fees and to assume as their own certain expenses otherwise payable by the Fund so that net annual operating expenses, exclusive of acquired fund fees and expenses (0.04%), do not exceed 0.90%, for the period ending April 30, 2008. Without this reduction, management fees and total operating expenses would have been 0.75% and 1.41%, respectively. The manager has also agreed to reduce its fees for assets invested by the Fund in the acquired fund. After April 30, 2008, the manager and administrator may discontinue their waiver or reduction of fees and expenses. The manager, however, is required by the Fund’s board of trustees and an exemptive order by the SEC to reduce its fees to the extent of the Fund’s fees and expenses of the acquired fund.

JANUS ASPEN SERIES

(Institutional Shares)

Balanced Portfolio: Seeks long-term capital growth consistent with preservation of capital and balanced by current income, by normally investing 50-60% of its assets in securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The Portfolio will limit its investment in high-yield/high-risk bonds (also called ‘‘junk’’ bonds) to 35% or less of its net assets.

Flexible Bond Portfolio: Seeks maximum total return consistent with preservation of capital by investing, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes in bonds, including, but not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities and zero-coupon bonds.

International Growth Portfolio: Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of issuers from countries outside the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

Large Cap Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000® Index at the time of purchase. Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

Mid Cap Growth Portfolio: Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of mid-sized companies whose market capitalizations fall, at the time of purchase, in the 12-month average of the capitalization ranges of the Russell Mid Cap Growth Index. Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

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Worldwide Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

Janus Capital Management LLC ("Janus Capital") serves as the investment adviser. Janus Distributors LLC serves as the principal underwriter to each of the above-mentioned portfolios. Janus Capital's principal business address is 151 Detroit Street, Denver, Colorado 80206-4928.

JANUS ASPEN SERIES (Institutional Shares)
Fund Name	Investment Advisory Fees (1)	Other Expenses	Acquired Portfolio Fees and Expenses (2)	12b-1 Fees	Total Expenses (3)
Balanced Portfolio	0.55%	0.03%	--	--	0.58%
Flexible Bond Portfolio	0.55%	0.10%	--	--	0.65%
International Growth	0.64%	0.07%	--	--	0.71%
Large Cap Growth Portfolio	0.64%	0.05%	--	--	0.69%
Mid Cap Growth Portfolio	0.60%	0.06%	--	--	0.70%
Worldwide Growth Portfolio (4)	0.60%	0.04%	--	--	0.64%

All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

•	The ‘‘Management Fee’’ is the investment advisory fee paid by each Portfolio to Janus Capital.
•

‘‘Acquired Fund’’ means any underlying portfolio in which a Portfolio invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to each portfolio’s ratio of gross expenses to average net assets appearing in the Financial Highlights tables, which reflect the operating expenses of a Portfolio and does not include Acquired Fund fees and expenses. Amounts less than 0.01%, if applicable, are included in Other Expenses.

•

Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive certain Portfolios’ total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to certain limits until at least May 1, 2008. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Statement of Additional Information.

•

Worldwide Growth Portfolio pays an investment advisory fee rate that may adjust up or down based upon the Portfolio’s performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is shown in the table above. Any such adjustment to this fee rate commenced February 2007 and may increase or decrease the management fee rate shown in the table by a variable up to 0.15%, assuming constant assets. The Management Fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period. Refer to the ‘‘Management Expenses’’ section in this Prospectus for additional information with further description in the Statement of Additional Information. Mid Cap Value Portfolio has entered into an agreement with Janus Capital to limit certain expenses (see footnote to the Total Annual Fund Operating Expenses above). Because a fee waiver will have a positive effect upon the Portfolio’s performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

J.P. MORGAN SERIES TRUST II

JPMorgan Bond Portfolio: Seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity. Under normal circumstances, the Portfolio invests at least 80% of its Assets in debt investments, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities that are believed to have the potential to provide a high total return over time. “Assets” means net assets, plus the amount of borrowings for investment purposes. These securities may be of any

18

maturity, but under normal market conditions the management team will keep the Portfolio’s duration within one year of that of the Lehman Aggregate Bond Index.

JPMorgan International Equity Portfolio: Seeks to provide high total return from a portfolio of equity securities of foreign companies. Under normal circumstances, the Portfolio invests at least 80% of the value of its Assets in equity investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Portfolio will primarily invest in foreign companies of various sizes, including foreign subsidiaries of U.S. companies. The advisor seeks to diversify the Portfolio’s investments by investing in at least three different issuers in companies other than the United States. However, the Portfolio may invest a substantial part of its assets in just one country. The Portfolio intends to invest in companies (or governments) in the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the subadviser may select from time to time. A substantial part of the Portfolio’s assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index. The Portfolio may also invest in companies or governments in emerging markets.

JPMorgan Small Company Portfolio: Seeks to provide high total return from a portfolio of small company stocks. Under normal circumstances, the Portfolio investsat least 80% of its Assets in equity investments of small-cap companies whose market capitalizations are equal to those within the universe of the Russell 2000® Index at the time of purchase. “Assets” means net assets, plus the amount of borrowings for investment purposes. Sector by sector, the Portfolio’s weightings are similar to those of the Russell 2000 Index. The Portfolio can moderately underweight or overweight sectors when it believes it will benefit performance.

JPMorgan U.S. Large Cap Core Equity Portfolio: Seeks to provide high total return from a portfolio of selected equity securities. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity investments of large-cap U.S. companies whose market capitalizations are over $2 billion at the time of purchase. “Assets” means net assets, plus the amount of borrowings for investment purposes. Sector by sector, the Portfolio’s weighting are similar to those of the S&P 500 Index. The Portfolio seeks to maintain sector weightings within +/-3% of the S&P 500 Index.

J.P. Morgan Investment Management Inc. ("J.P. Morgan") serves as the investment adviser to each of the above-mentioned portfolios. J.P Morgan's principal business address is 522 Fifth Avenue, New York, New York 10036.

J.P. MORGAN SERIES TRUST II
Fund Name	Investment Advisory Fees	Other Expenses (1)	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses (2)
JPMorgan Bond Portfolio	0.30%	0.45%	--	--	0.75%
JPMorgan International Equity Portfolio	0.60%	0.60%	--	-- --	1.20%
JPMorgan Small Company Portfolio	0.60%	0.55%	--	--	1.15%
JPMorgan U.S. Large Cap Core Equity Portfolio	0.35%	0.50%	--	--	0.85%

(1)	“Other Expenses” are based on expenses incurred in the most recent fiscal year.
(2)

Reflect written agreements pursuant to which JPMorgan Funds Management, Inc. agrees that it will reimburse the Bond Portfolio, International Equity Portfolio, Small Company Portfolio and the U.S. Large Cap Core Equity Portfolio to the extent total annual operating expenses of the Portfolios’ Shares (excluding interest, taxes and extraordinary expenses) exceed 0.75%, 1.20%, 1.15% and 0.85%, respectively of its average daily net assets through 4/30/07. In addition, the Portfolios’ service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

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LAZARD RETIREMENT SERIES, INC.

(Service shares)

Lazard Retirement Emerging Markets Portfolio: The Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in emerging market countries and that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. Under normal circumstances , the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries. The allocation of the Portfolio’s assets among emerging market countries may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions. However, the Portfolio is likely to focus on companies in Latin America, the Pacific Basin and Eastern Europe.

Lazard Retirement International Equity Portfolio: The Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively large non-U.S. companies with market capitalizations in the range of companies included in the Morgan Stanley Capital International (MSCI®) Europe, Australasia and Far East (EAFE®) Index (ranging from approximately $236 million to $222.45 billion as of December 31, 2006) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. In choosing stocks for the Portfolio, the Investment manager looks for established companies in economically developed countries. The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

Lazard Retirement Small Cap Portfolio: The Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively small U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers “small cap companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2000® Index (ranging from approximately $23 million to $5.4 billion as of March 31, 2006). Because small cap companies are defined by reference to an index, the market capitalizations of companies in which the Portfolio may invest may vary with market conditions. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap companies. These securities generally have in the Investment Manager’s opinion, the potential to become a larger factor in the company’s business sector, significant debt but high levels of free cash flow and/or a relatively short corporate history with the expectation that the business may grow.

Lazard Retirement U.S. Strategic Equity Portfolio (formerly Lazard Retirement Equity Portfolio): The Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. Although the Portfolio generally focuses on large-size companies, the market capitalizations of issuers in which the Portfolio invests may vary with market conditions. The Portfolio will have opportunistic exposure to mid cap companies. The Investment Manager considers “mid cap companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell Midcap® Index (ranging from approximately $1.1 billion to $16.6 billion as of July 31, 2006). From time to time, the Portfolio may invest in companies with market capitalizations as small as $500 million. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of U.S. companies. The Portfolio may invest up to 15% of its total assets in non-U.S. equity securities. The Portfolio may engage, to a limited extent, in various investment techniques, such as lending portfolio securities.

Lazard Asset Management LLC ("Lazard"), a Delaware limited liability company, serves as the investment manager and principal underwriter to each of the above-mentioned portfolios. Lazard's principal business address is 30 Rockefeller Plaza, New York, New York 10112.

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LAZARD RETIREMENT SERIES, INC. (Service Shares)
Fund Name	Investment Advisory Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
Emerging Markets Portfolio (1)	1.00%	0.70%	--	0.25%	1.95%
International Equity Portfolio	0.75%	0.21%	--	0.25%	1.21%
Small Cap Portfolio	0.75%	0.22%	--	0.25%	1.22%
U.S. Strategic Equity Portfolio (2)	0.75%	2.57%	--	0.25%	3.57%

(1)

The Investment Manager has contractually agreed to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2006, to the extent Total Annual Portfolio Operating Expenses exceed 1.60%, of the average daily net assets of the Portfolio’s Service Shares.

(2)

The Investment Manager has contractually agreed to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2006, to the extent Total Annual Portfolio Operating Expenses exceed 1.25% of the average daily net assets of the Portfolio’s Service Shares.

MFS(r)VARIABLE INSURANCE TRUSTsm

(Initial Class Shares)

Emerging Growth Series. The investment objective is capital appreciation. MFS normally invests its assets in equity securities of companies it believes to have above average earnings growth potential compared to other growth companies.

MFS High Income Series: Seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The series invests, under normal market conditions, at least 80% of its net assets in high income fixed income securities.

MFS Investors Trust Series: Seeks to provide long-term growth of capital and secondarily to provide reasonable current income by investing at least 65% of its net assets in commonstocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

MFS Research Series: Seeks to provide long-term growth of capital and future income by investing at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

MFS Research Bond Series: Seeks total return (high current income and long-term growth of capital) by investing, under normal market conditions, at least 80% of its net assets in fixed income securities such as U.S. investment grade corporate fixed income securities, U.S. Government securities, U.S. high yield fixed income securities, Foreign fixed income securities, and mortgage and asset-backed securities.

MFS Strategic Income Series: Seeks to provide high current income and capital appreciation by investing at least 65% of its net assets in fixed income securities such as U.S. government securities, foreign government securities, mortgage and asset-backed securities, corporate bonds, and emerging market securities.

MFS Total Return Series: Seeks to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income. The series invests, under normal market conditions, at least 40%, but not more than 75%, of its net assets in common stocks and related securities such as preferred stock, bonds, warrants and depositary receipts for those securities. In addition, the series invests at least 25% of its net assets in non-convertible fixed income securities.

21

MFS Utilities Series: Seeks to provide capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing at least 80% of its net assets in equity and debt securities of domestic and foreign companies (including emerging markets) in the utilities industry.

The investment adviser for each series is Massachusetts Financial Services Company ("MFS"). MFS' principal business address is 500 Boylston Street, Boston, Massachusetts 02116.

MFS(r)VARIABLE INSURANCE TRUSTsm (Initial Class Shares)
Fund Name	Investment Advisory Fees	Other Expenses(1)	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses (1)
MFS Emerging Growth Series	0.75%	0.12%	--	--	0.87%
MFS High Income Series (2) (4)	0.75%	0.16%	--	--	0.91%
MFS Investors Trust Series	0.75%	0.11%	--	--	0.86%
MFS Research Series	0.75%	0.14%	--	--	0.89%
MFS Research Bond Series (2) (3)	0.60%	0.35%	--	--	0.95%
MFS Strategic Income Series (2) (4)	0.75%	0.61%	--	--	1.36%
MFS Total Return Series (5)	0.75%	0.10%	--	--	0.85%
MFS Utilities Series	0.75%	0.11%	--	--	0.86%

•

The fund has entered into an expense offset arrangement that reduces the fund’s custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.

•

MFS has agreed in writing to bear the funds’ expenses, such that "Other Expenses", determined without giving effect to the expense offset arrangements described above, do not exceed 0.15% annually (0.20% annually for the Research Bond Series and Research International Series, and 0.10% annually for the Money Market Series). This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses and will continue until at least April 30, 2008.

•	MFS has agreed in writing to reduce its management fee to 0.50% of average daily net assets annually. This written agreement will remain in effect until modified by the fund’s Board of Trustees.
•

Effective August 1, 2006, MFS has agreed in writing to reduce its management fee to 0.70% on average daily net assets up to $1 billion. During the fund’s most recent fiscal year, this reduction amounted to 0.02%. This written agreement will remain in effect until modified by the fund’s Board of Trustees.

•

The fund’s management fee as set forth in its Investment Advisory Agreement is 0.75% of average daily net assets annually. MFS has agreed in writing to reduce its management fee to 0.65% on average daily net assets in excess of $3 billion. For the fund’s most recent fiscal year, the effective management fee was 0.73% of average daily net assets. This written agreement will remain in effect until modified by the fund’s

Board of Trustees.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

(Class I Shares)

AMT Balanced Portfolio: Seeks growth of capital and reasonable current income without undue risk to principal by allocating its assets between stocks – primarily those of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap ® Index – and in investment grade bonds and other debt securities from U.S. government and corporate issuers.

AMT Growth Portfolio: Seeks growth of capital by investing mainly in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap ® Index. The portfolio seeks to reduce risk by diversifying among many companies and industries.

AMT Lehman Brothers Short Duration Bond Portfolio (formerly, Limited Maturity Bond Portfolio): Seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal.

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To pursue these goals, the portfolio invests mainly in investment-grade bonds and other debt securities from U.S. government and corporate issuers.

AMT Partners Portfolio: Seeks growth of capital by investing mainly in common stocks of mid to large-capitalization companies. The portfolio seeks to reduce risk by diversifying among many companies and industries. The portfolio managers look for well-managed companies whose stock prices are believed to be undervalued.

Neuberger Berman Management Inc. ("NBMI") serves as the investment manager of the portfolios and is also the principal underwriter of the portfolios. NBMI's principal business address is 605 Third Avenue, New York, New York 10158-0180.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST ("AMT") (Class I Shares)
Fund Name	Investment Advisory Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
AMT Balanced Portfolio (1)	0.85%	0.34%	--	--	1.19%
AMT Growth Portfolio (1)	0.85%	0.14%	--	--	0.99%
AMT Lehman Brothers Short Duration Bond Portfolio (1)	0.65%	0.10%	--	--	0.75%
AMT Partners Portfolio (1)	0.83%	0.08%	--	--	0.91%

•

Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2010 to waive fees and/or reimburse certain other expenses, excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of the Portfolio’s average daily net asset value. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

T. ROWE PRICE

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio: Seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

Mid Cap Growth Portfolio: Seeks long-term capital appreciation by investing primarily in mid-cap stocks with potential for above average earnings growth.

New America Growth Portfolio: Seeks long-term capital growth by investing primarily in common stocks of growth companies.

Personal Strategy Balanced Portfolio: Seeks the highest total return over time, consistent with an emphasis on both capital growth and income.

T. Rowe Price International Series, Inc.

International Stock Portfolio: Seeks long-term growth of capital by investing primarily in the common stocks of established non-U.S. companies.

23

T. Rowe Price Fixed Income Series, Inc.

Limited-Term Bond Portfolio: Seeks a high level of income consistent with minimum fluctuations in principal value and liquidity.

The investment manager for each portfolio, except the International Stock Portfolio, is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price's principal business address is 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price International, Inc. ("Price International"), an indirect subsidiary of T. Rowe Price, serves as investment adviser to the International Stock Portfolio and its U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202.

T. ROWE PRICE
Fund Name	Investment Advisory Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses (1)
T. Rowe Price Equity Series. Inc.
Equity Income Portfolio	0.85%	0.00%	--	--	0.85%
New America Growth Portfolio	0.85%	0.00%	--	--	0.85%
Mid-Cap Growth Portfolio	0.85%	0.00%	--	--	0.85%
Personal Strategy Balanced Portfolio (2)	0.90%	0.00%	--	--	0.90%
T. Rowe Price International Series, Inc.
International Stock Portfolio	1.05%	0.00%	--	--	1.05%
T. Rowe Price Fixed Income Series, Inc.
Limited-Term Bond Portfolio	0.70%	0.00%	--	--	0.70%

(1)

Management fees include the ordinary, recurring operating expenses of the Portfolio, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the Fund’s independent directors.

(2)	Actual expenses paid were 0.88% due to a credit received from investing in the T. Rowe Price Institutional High Yield Fund.

Certain Funds have investment objectives and policies closely resembling those of mutual funds within the same complex that are sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of its retail fund counterpart.

You will receive a prospectus for each available Fund. That prospectus will describe the Fund, its investment objective and strategies, its risks, and its management fees and other expenses. You should read the Fund prospectuses together with this supplement and the GVUL product prospectus. As with all mutual funds, a Fund may not meet its investment objective. Subject to applicable law, Prudential Insurance may stop offering one or more Funds or may substitute a different mutual fund for any Fund.

Each Fund has provided Prudential Insurance with information about its management fees and other expenses. Except for the Series Fund, Prudential Insurance has not verified that information independently.

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Supplement Dated May 1, 2007

to Prospectus Dated May 1, 2007

For Group Variable Universal Life Insurance

Special Features Of The Group Contract For

Executive Group Plans

This document is a supplement to the prospectus dated May 1, 2007 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential Insurance,” “we,” “us”) offers to you. This supplement must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Group Contract and Certificates made available to your group. In this supplement, we list the 16 funds that are available to you under the Executive Group Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% of each premium payment. Current charge – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current amount deducted – 2.60% of each premium payment.
Charge for Processing Premiums.	This charge is deducted from each premium when the premium is paid.	Maximum - $2 from each premium payment. Current charge - $0.00.

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1 For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential Insurance. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 or 2% of the amount surrendered. Current charge - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender).	Maximum - the lesser of $20 or 2% of the amount withdrawn. Current charge - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current Charge - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current Charge - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current charge - $0.00.
Loan Interest	This charge accrues daily.	Current charge - The Loan Account crediting rate plus 2%. The Loan Account crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

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Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Separate Account Charge (for Mortality and Expense Risk)	Deducted daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current – 0.45% of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Deducted monthly	Maximum - $6.00 Current - $3.00
*Cost of Insurance2		Maximum - $83.33 Minimum - $0.044**
Charge for a Representative Certificate Owner	Deducted monthly	Representative current charge - $0.23****
*Additional Insurance Benefits3:
* Spouse and Child Term Insurance	Deducted monthly	Maximum - $0.096 *** Minimum - $0.096 ***
Representative current charge - $59.534*****

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
* AD&D on employee’s life	Deducted monthly	Maximum - $0.02 *** Minimum - $0.02 ***
Representative current charge - $0.02*****

* The charges shown for Cost of Insurance and AD& D on employee’s life are expressed as rates per $1,000 of Net

Amount at Risk. The charges shown for Spouse and Child Term Insurance are expressed as rates per unit. One unit includes $5,000 spouse coverage, $100 child coverage if the child is less than 6 months old, and $4,000 child coverage if the child is 6 months old and over.
**	This amount is the minimum currently charged. The contract does not specify a guaranteed minimum rate.
*** These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
****

The representative current charge for cost of insurance is a sample rate currently charged for a 50 year old insured who is an active employee in Nice Systems. The representative cost of insurance may vary for other Executive Group Plans.

***** The representative current charge for additional insurance benefits are sample rates currently charged.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

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2 The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3 These benefits may not be available to some groups.

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Total Annual Fund Operation Expenses*	Minimum	Maximum
Gross expenses deducted from the Fund’s assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.37%	1.22%

*For 2006, the net fees of these funds ranged on an annual basis from 0.38% to 1.22% of fund assets (after expense reimbursements or waivers, which reimbursements or waivers may terminate at any time).

Portfolio Companies

There are currently 16 variable investment options available under the Executive Group Variable Universal Life Contract and Certificates. Set out below is a list of each available Fund, its investment management fees and other expenses, and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential Insurance and/or its affiliates for certain marketing efforts.

The Funds

The Prudential Series Fund, Inc.

(Class I Shares)

Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in high-grade debt obligations and high-quality money market investments. The Portfolio may invest up to 20% of its total assets in debt securities issued outside the U.S., by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

Equity Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stock of major established companies, as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities.

Flexible Managed Portfolio: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments. A portion of the Portfolio assets may be invested in high-yield/high-risk debt securities. The Portfolio may also invest in foreign securities.

Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

Jennison Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities.

Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.

Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) by investing at least 80% of its investable assets in S&P 500 stocks.

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Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that we believe are undervalued - those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITS) and up to 30% of its total assets in foreign securities.

DWS Variable Series II (Class A Shares)

DWS High Income VIP: The portfolio seeks to provide a high level of current income. Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (ie. Grade BB/Ba and below). The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

Franklin® Templeton® Variable Insurance Products Trust

(Class 2 Shares)

Templeton Foreign Securities Fund: Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities.

Janus Aspen Series

(Institutional Shares)

International Growth Portfolio: Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of issuers from countries outside the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

Large Cap Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000® Index at the time of purchase. Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

Lazard Retirement Series, Inc.

(Service Shares)

Lazard Retirement Small Cap Portfolio: The Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively small U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers “small cap companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2000® Index (ranging from approximately $23 million to $5.4 billion as of March 31, 2006). Because small cap companies are defined by reference to an index, the market capitalizations of companies in which the Portfolio may invest may vary with market conditions. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap companies. These securities generally have, in the Investment Manager’s opinion, the potential to become a larger factor in the company’s business sector, significant debt but high levels of free cash flow and/or a relatively short corporate history with the expectation that the business may grow.

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MFS® Variable Insurance TrustSM

(Initial Class Shares)

MFS Research Series: Seeks to provide long-term growth of capital and future income by investing at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio: Seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

New America Growth Portfolio: Seeks long-term capital growth by investing primarily in common stocks of growth companies.

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Fund Fees and Expenses

	Investment		Acquired
	Advisory	Other	Portfolio	12b-1	Total
Fund Name	Fees	Expenses	Fees and Expenses[1]	Fees	Expenses[2]

The Prudential Series Fund, Inc.
(Class I Shares)
Diversified Bond Portfolio	0.40%	0.05%	--	--	0.45%
Equity Portfolio	0.45%	0.02%	--	--	0.47%
Flexible Managed Portfolio	0.60%	0.02%	--	--	0.62%
Global Portfolio	0.75%	0.09%	--	--	0.84%
Jennison Portfolio	0.60%	0.03%	--	--	0.63%
Money Market Portfolio	0.40%	0.03%	--	--	0.43%
Stock Index Portfolio	0.35%	0.02%	--	--	0.37%
Value Portfolio	0.40%	0.03%	--	--	0.43%

DWS Variable Series II
(Class A Shares)
DWS High Income VIP (3)	0.59%	0.11%	--	--	0.70%

Franklin Templeton Variable Insurance
Products Trust (Class 2 Shares)
Templeton Foreign Securities Fund (4)	0.63%	0.15%	0.03%	0.25%	1.06%

Janus Aspen Series
(Institutional Shares)
International Growth (5)	0.64%	0.07%	--	--	0.71%
Large Cap Growth Portfolio (5)	0.64%	0.05%	--	--	0.69%

Lazard Retirement Series, Inc.
(Service Shares)
Small Cap Portfolio (6)	0.75%	0.22%	--	0.25%	1.22%

MFS Variable Insurance Trust
(Initial Class Shares)
MFS Research Series (7)	0.75%	0.14%	--	--	0.89%

T. Rowe Price Variable Funds
Equity Income Portfolio (8)	0.85%	0.00%	--	--	0.85%
New America Growth Portfolio (8)	0.85%	0.00%	--	--	0.85%

1.

Each Asset Allocation Portfolio invests in shares of other Portfolios of the Fund and the Advanced Series Trust (the Acquired Portfolios). In addition, each Portfolio may invest otherwise uninvested cash in the Dryden Core Investment Fund (Money Market and/or Short-Term Bond Series).

Investors in an Asset Allocation Portfolio or other Portfolio indirectly bear the fees and expenses in the Acquired Portfolios and/or Dryden Core Investment Fund. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios and/or Dryden Core Investment Fund, in which the Asset Allocation Portfolios or other Portfolios invested during the year ended December 31, 2006. The Asset Allocation Portfolios do not pay any tranaction fees when they purchase and redeem shares of the Acquired Portfolios.

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Where "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

2.

Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows, may be discontinued or otherwise modified at any time. Diversified Bond Portfolio: 0.75%; Equity Portfolio 0.75%; Flexible Managed Portfolio: 0.75%; Jennison Portfolio: 0.75%; Money Market Portfolio: 0.75%; Stock Index Portfolio: 0.75%; Value Portfolio 0.75%.

3.	Management fees have been restated to reflect the new fee schedule effective October 1, 2006.

4. The Fund administration fee is paid indirectly through the management fee.

The Fund's fees and expenses have been restated as if the Fund's new investment management and fund administration agreements had been in place for the fiscal year ended December 31, 2006. The manager and administrator, however, have contractually agreed in advance to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund are phased in over a five year period, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of the four years thereafter through April 30, 2012, the manager and administrator will receive one-fifth of the increase in the rate of fees. Beginning May 1, 2012, the full new investment management and administration fees will then be in effect.

The Fund does not pay management fees but it does pay an administration fee of 0.10%, which is included in “other expenses” and will indirectly bear its proportionate share of any management fees and other expenses paid by the underlying funds in which it will invest. Acquired funds’ estimated fees and expenses are based on the acquired funds’ expenses for the fiscal year ended December 31, 2006.

5.	The ‘‘Management Fee’’ is the investment advisory fee paid by each Portfolio to Janus Capital.

‘‘Acquired Fund’’ means any underlying portfolio in which a Portfolio invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to each portfolio’s ratio of gross expenses to average net assets appearing in the Financial Highlights tables, which reflect the operating expenses of a Portfolio and does not include Acquired Fund fees and expenses. Amounts less than 0.01%, if applicable, are included in Other Expenses.

Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive certain Portfolios’ total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to certain limits until at least May 1, 2008. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Statement of Additional Information.

6. The Investment Manager has contractually agreed to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2006, to the extent

Total Annual Portfolio Operating Expenses exceed 1.60%, of the average daily net assets of the Portfolio’s Service Shares.

The Investment Manager has contractually agreed to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2006, to the extent Total Annual Portfolio Operating Expenses exceed 1.25% of the average daily net assets of the Portfolio’s Service Shares.

7.	The fund has entered into an expense offset arrangement that reduces the fund’s custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.

MFS has agreed in writing to bear the funds’ expenses, such that "Other Expenses", determined without giving effect to the expense offset arrangements described above, do not exceed 0.15% annually (0.20% annually for the Research Bond Series). This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses and will continue until at least April 30, 2008.

MFS has agreed in writing to reduce its management fee to 0.50% of average daily net assets annually. This written agreement will remain in effect until modified by the fund’s Board of Trustees.

Effective August 1, 2006, MFS has agreed in writing to reduce its management fee to 0.70% on average daily net assets up to $1 billion. During the fund’s most recent fiscal year, this reduction amounted to 0.02%. This written agreement will remain in effect until modified by the fund’s Board of Trustees.

The fund’s management fee as set forth in its Investment Advisory Agreement is 0.75% of average daily net assets annually. MFS has agreed in writing to reduce its management fee to 0.65% on average daily net assets in excess of $3 billion. For the fund’s most recent fiscal year, the effective management fee was 0.73% of average daily net assets. This written agreement will remain in effect until modified by the fund’s

Board of Trustees.

8. Management fees include the ordinary, recurring operating expenses of the Portfolio, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the Fund’s independent directors.

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Fund Advisers

Prudential Investments LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Series Fund. PI will furnish investment advisory services and administrative services in connection with the management of the Series Fund portfolios under a “manager-of-managers” approach. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Jennison Portfolio and the Value Portfolio. Jennison also serves as a subadviser for approximately 50% of the assets of the Equity Portfolio. Jennison is located at 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Diversified Bond Portfolio and the Money Market Portfolio. PIM also serves as a subadviser for a portion of the assets of the Flexible Managed Portfolio. PIM is located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Quantitative Management Associates LLC (“QMA”), a wholly-owned subsidiary of PIM, serves as the subadviser for the Stock Index Portfolio. QMA also serves as a subadviser for a portion of the assets of the Flexible Managed Portfolio. QMA is located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

LSV Asset Management (“LSV”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. LSV is located at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (“Marsico”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. Marsico is an indirect, wholly-owned subsidiary of Bank of America Corporation. Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. T. Rowe Price is located at 100 East Pratt Street, 10th Floor, Baltimore, Maryland 21202.

William Blair & Company LLC (“William Blair”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. William Blair is located at 222 West Adams Street, Chicago, Illinois 60606.

The investment advisor of the DWS Variable Series II portfolio is Deutsche Investment Management Americas Inc. (“Deutsche”). Deutsche’s principal business address is 345 Park Avenue, New York, NY 10154.

Templeton Investment Counsel, LLC, located at 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394, serves as the investment adviser for the Templeton Foreign Securities Fund.

Janus Capital Management LLC ("Janus Capital") serves as the investment adviser for the Janus Aspen Series portfolios. Janus Distributors LLC serves as the principal underwriter to each of the above-mentioned portfolios. Janus Capital's principal business address is 151 Detroit Street, Denver, Colorado 80206-4928.

Lazard Asset Management LLC ("Lazard"), a Delaware limited liability company, serves as the investment manager and principal underwriter of the above-mentioned Lazard Retirement Series, Inc., portfolios. Lazard's principal business address is 30 Rockefeller Plaza, New York, New York 10112.

The investment adviser for the MFS Variable Insurance Trust series is Massachusetts Financial Services Company ("MFS"). MFS' principal business address is 500 Boylston Street, Boston, Massachusetts 02116.

The investment manager for the T. Rowe Price Variable Funds portfolio is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price's principal business address is 100 East Pratt Street, Baltimore, Maryland 21202.

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For complete information on each portfolio mentioned above, please see the individual Portfolio’s Prospectus. You may request copies by calling The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874.

Your enrollment kit gives more information about the past performance of each Fund. This past performance is no guarantee of future results.

Certain funds have investment objectives and policies resembling those of mutual funds within the same complex that are sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such fund will resemble that of its retail fund counterpart.

You will receive a prospectus for each available fund. That prospectus will describe the fund, its investment objective and strategies, its risks, and its management fees and other expenses. You should read the fund prospectuses together with this supplement and the product prospectus. As with all mutual funds, a fund may not meet its investment objective. Subject to applicable law, Prudential Insurance may stop offering one or more funds or may substitute a different mutual fund for any fund.

Each fund has provided Prudential Insurance with information about its management fees and other expenses. Except for The Prudential Series Fund, Inc. Prudential Insurance has not verified that information independently.

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%. For more information, see The Fixed Account section in the Prospectus.

Charges

The current charges under your Group Contract are as follows:

Charges for Taxes on Premium Payments. Prudential Insurance deducts a charge from each premium payment. This charge is to compensate Prudential Insurance for a portion of the costs and taxes we incur in selling the Group Contract and Certificates.

Daily charges for mortality and expense risks. Prudential Insurance deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential Insurance for assuming mortality and expense risks. Prudential Insurance does not deduct this charge from assets invested in the Fixed Account.

The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily charges for investment management fees and expenses. Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly charges. Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $3 for administrative expenses from your Certificate Fund.

The highest current rate per thousand is $31.97, and applies to insureds at age 99. The lowest current rate per thousand is $0.078, and applies to insureds under age 25.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.129
45	$.222
55	$.619
65	$1.753

Spouse and Child Term Insurance: The rate for spouse and child term insurance is currently $1.10 per unit. Each unit includes $5,000 spouse coverage, $100 child coverage if the child is less than 6 months old, and $4,000 child coverage if the child is 6 months old and over.

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AD&D on the employee’s life: The rate per thousand currently offered for this coverage is $.020. Generally, one rate is payable at all ages for a given group of insureds.

Possible additional charges. For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility: Eligible Group Members are active employees, classes or members of the Group as determined by the employer or Group Contract holder.

We refer to each Eligible Group Member who buys coverage as a "Participant." When the term "you" or "your" is used, we are also referring to a Participant.

Enrollment Period: There is no limited enrollment period. Eligible Group Members may enroll at any time during the year. But, if the person applies for coverage more than 31 days after first becoming eligible, Prudential Insurance will ask for evidence of good health before that person can become covered.

Coverage Information

Face Amount

A Participant may choose a Face Amount up to five times his or her annual earnings or salary (including incentive compensation) to a maximum of $2,000,000. The minimum Face Amount is $100,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the How Prudential Insurance Issues Certificates section of the prospectus.

If the Face Amount of Insurance for your Class and age at any time is more than $600,000, you must give evidence of insurability satisfactory to Prudential before the part over the Limit can become effective. This requirement applies: when you first become insured; when your Class changes; or if the Face Amount of Insurance for your Class is changed by an amendment to the Group Contract. Even if you are insured for an amount over $600,000, you will still have to meet this evidence requirement before any increase in your Face Amount of Insurance can become effective.

Changes in Face Amount

Increases in Face Amount

For Face Amounts based on annual salary or earnings, we may increase Face Amounts on each January 1st based on salary or earnings information reported to us. At any time, you may choose to increase your Face Amount of insurance, but you must provide evidence of good health.

Decrease in Face Amount

Face Amounts will not decrease unless you request a decrease. However, if your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

Additional Insurance Benefits

Accelerated Benefit Option: You can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 75% of the Death Benefit, subject to a maximum of $250,000. "Terminally ill" means you have a life expectancy of 12 months or less. Contract indicates life expectancy is 6 months or less and includes a charge by Prudential up to $350 if an accelerated death benefit it paid. You will see this benefit described on page 29 of the contract.

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Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the Suicide Exclusion section of the prospectus for details.

Changes in Personal Status

Continuing Coverage If You Become Totally Disabled

If you become totally disabled prior to age 60 and are unable to work in any occupation, Prudential Insurance will extend your Group Variable Universal Life coverage so that you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 65 or are no longer totally disabled. When you reach age 65 or are no longer totally disabled, you may continue your Group Variable Universal Life Coverage even if you are on a disability leave of absence. Prudential Insurance will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage At Retirement

You can continue coverage at retirement. Prudential Insurance will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage When You Leave The Group For Reasons Other Than Retirement

You may continue your Group Variable Universal Life coverage on a "portable" basis if you leave for any reason and are no longer an Eligible Group Member. We call this "Portable Coverage." Portable rates are higher than rates for coverage as an Eligible Group Member, but will not exceed the guaranteed rates. Prudential Insurance will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Cancellation Right

You may return a Certificate for a refund within 10 days after receiving it. These 10 days are known as the "free look" period. You can ask for a refund by mailing the Certificate back to Prudential Insurance. During the first 20 days after the Certificate Date, your premium payments are held in the Fixed Account.

See the "Free Look" Period section of the prospectus for more details.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

12

PROSPECTUS

May 1, 2007

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

AICPA GROUP VARIABLE UNIVERSAL LIFE

The Prudential Insurance Company of America

751 Broad Street

Newark, New Jersey 07102-3777

Telephone (800) 562-9874

ADDITIONAL INFORMATION ABOUT GROUP VARIABLE UNIVERSAL LIFE CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), WHICH CAN BE OBTAINED BY CALLING OUR CUSTOMER SERVICE CENTER TOLL FREE AT (800) 562-9874.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES, NOR DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

PROSPECTUS CONTENTS

SUMMARY OF CHARGES AND EXPENSES	5

EXPENSES OTHER THAN PORTFOLIO EXPENSES	5

WHEN CHARGE IS DEDUCTED	5

AMOUNT DEDUCTED	5

PERIODIC CHARGES OTHER THAN THE FUNDS' OPERATING EXPENSES	6

WHEN CHARGE IS DEDUCTED	6

AMOUNT DEDUCTED	6

DEDUCTIONS FROM PORTFOLIOS	7

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	7

BRIEF DESCRIPTION OF THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT	7

THE DEATH BENEFIT	8

THE CERTIFICATE FUND	8

PREMIUM PAYMENTS	8

ALLOCATION OF PREMIUMS AND INVESTMENT CHOICES	8

TRANSFERS AMONG INVESTMENT OPTIONS	9

DOLLAR COST AVERAGING	9

SURRENDERS	9

WITHDRAWALS FROM THE CERTIFICATE FUND	9

LOANS	9

CANCELING YOUR CERTIFICATE	9

SUMMARY OF CONTRACT RISKS	10

CONTRACT VALUES ARE NOT GUARANTEED	10

RISK OF AN INCREASE IN FEES AND EXPENSES	10

CONTRACT LAPSE	10

RISKS OF TAKING WITHDRAWALS	10

RISKS OF TAKING A LOAN	11

EFFECT OF PREMIUM PAYMENTS ON TAX STATUS	11

REPLACING YOUR LIFE INSURANCE	11

RISK / BENEFIT SUMMARY: PORTFOLIO COMPANY RISKS	11

RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	12

LEARN MORE ABOUT THE FUNDS	12

GENERAL DESCRIPTION OF DEPOSITOR, REGISTRANT AND PORTFOLIO COMPANIES	12

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	12

THE SEPARATE ACCOUNT	12

THE FUNDS	13

VOTING RIGHTS	19

SUBSTITUTION OF FUND SHARES	19

THE FIXED ACCOUNT	19

CHARGES AND EXPENSES	20

CHARGE FOR TAXES ATTRIBUTABLE TO PREMIUMS	20

WITHDRAWAL/PARTIAL SURRENDER CHARGE	20

CHARGE FOR THE COST OF INSURANCE	20

MONTHLY DEDUCTIONS FROM THE CERTIFICATE FUND	22

DAILY DEDUCTION FROM THE SEPARATE ACCOUNT	22

CHARGE FOR EXPENSES INCURRED BY THE FUNDS	22

GENERAL DESCRIPTION OF CONTRACTS	24

THE GROUP CONTRACT	24

THE CERTIFICATE HOLDER	24

APPLICANT OWNER PROVISION	24

BENEFICIARY	25

HOW PRUDENTIAL INSURANCE ISSUES CERTIFICATES	25

MAXIMUM AGE	25

"FREE LOOK" PERIOD	26

TRANSFERS	26

TRANSFER RESTRICTIONS	26

CHANGING THE ALLOCATION OF FUTURE PREMIUM PAYMENTS	27

DOLLAR COST AVERAGING	28

TERMINATION OF A GROUP CONTRACTHOLDER'S PARTICIPATION	28

PARTICIPANTS WHO ARE NO LONGER ELIGIBLE GROUP MEMBERS	29

OPTIONS ON TERMINATION OF COVERAGE	29

CONVERSION	29

PAID-UP COVERAGE	30

PAYMENT OF CASH SURRENDER VALUE	30

OTHER GENERAL CONTRACT PROVISIONS	30

Assignment	30

Dividends or Experience Credits	31

Suicide Exclusion	31

Incontestability	31

Misstatement of Age	31

ADDITIONAL INSURANCE BENEFITS	31

Child Term Insurance	31

Accelerated Benefit Option (referred to in your Certificate as Option to Accelerate Payment of Certain Death Benefits)                                                                                                                                                                                       31

Accidental Death And Dismemberment Benefit	32

Extended Death Protection During Total Disability (also referred to as Waiver of Cost of Insurance Charges/Premium)                                                                                                                                                                     32

PROCEDURES	32

Electronic Transactions	33

When Prudential Insurance Reconciles Financial Transactions	33

WHEN PROCEEDS ARE PAID	33

PREMIUMS	33

ROUTINE PREMIUM PAYMENTS	33

ADDITIONAL PREMIUM PAYMENTS	33

HOW YOU WILL PAY PREMIUMS	34

DEDUCTING PREMIUMS BY AUTOMATIC DEBIT	34

EFFECT OF PREMIUM PAYMENTS ON TAX STATUS	34

EFFECTIVE DATE OF INSURANCE	34

HOW PRUDENTIAL INSURANCE WILL DEPOSIT AND INVEST PREMIUM PAYMENTS	34

DEATH BENEFIT AND CONTRACT VALUES	35

WHEN THE DEATH BENEFIT IS PAYABLE	35

AMOUNT OF THE DEATH BENEFIT	35

ADJUSTMENT IN THE DEATH BENEFIT	35

HOW YOUR BENEFICIARY MAY RECEIVE THE DEATH BENEFIT	35

SETTLEMENT OPTIONS	35

CHANGES IN FACE AMOUNT OF INSURANCE	36

Increases in the Face Amount of Insurance	37

Decreases in the Face Amount of Insurance	37

How We Calculate the Face Amount of Your Insurance When You Reach Age 75 and Age 80	37

SURRENDERS, PARTIAL SURRENDERS/WITHDRAWALS	38

FULL SURRENDERS	38

CASH SURRENDER VALUE	38

PARTIAL SURRENDERS/WITHDRAWALS	39

LOANS	39

LAPSE	40

HOW YOU CAN STOP YOUR INSURANCE FROM LAPSING	40

REINSTATEMENT	40

TAXes	41

TREATMENT AS LIFE INSURANCE AND INVESTOR CONTROL	41

PRE-DEATH DISTRIBUTIONS	42

Certificates Not Classified As Modified Endowment Contracts	42

Modified Endowment Contracts	42

WITHHOLDING	43

OTHER TAX CONSIDERATIONS	43

FEDERAL INCOME TAX STATUS OF AMOUNTS RECEIVED UNDER THE CERTIFICATE	43

COMPANY TAXES	43

Service Fees Payable To Prudential Insurance	44

Legal Proceedings	44

Financial Statements	46

Statement of Additional Information	46

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	47

This document is a prospectus. It tells you about a Group Variable Universal Life Insurance contract issued by The Prudential Insurance Company of America ("Prudential Insurance," the “Company,” “we,” “our,” or “us”) for group insurance sponsored by the American Institute of Certified Public Accountants (“AICPA”) Insurance Trust. Prudential Insurance has issued the Group Contract to the Trustee (the “Trustee”) of the AICPA Insurance Trust. We refer to the Trustee as “your Group Contractholder” in this prospectus.

We will give a Certificate to each Eligible Group Member or Applicant Owner who buys coverage under the Group Contract. We will refer to each person who buys coverage as a "Participant." When we use the terms “you” or “your,” we mean a Participant.

We have tried to make this prospectus easy to understand. Still, the meaning of some terms is special because these terms describe concepts used mostly in insurance contracts. To help you understand what these terms mean, we include a Definitions Of Special Terms section.

The Prudential Variable Contract Account GI-2

The Group Contract and Certificates provide life insurance protection with flexible premium payments, a choice of underlying variable investment options and a Fixed Account. The Death Benefit and Cash Surrender Value will change daily, depending on the performance of the investment options you select.

The Prudential Variable Contract Account GI-2 (called the “Separate Account”) has a number of variable investment options, 15 of which are currently available to Participants. We call each investment option a “Subaccount.” We will invest the assets of each Subaccount in The Prudential Series Fund, Inc. (called the “Series Fund”) or in certain other mutual fund portfolios. When we refer to “Funds” in this prospectus, we mean all or any of these funds. We may use “Investment Option,” “subaccount” or “Fund” interchangeably when referring to a variable investment option.

Participants may choose investment options from among the 15 Funds selected by your Group Contractholder. Participants may also choose to invest in the Fixed Account (The Fixed Account may also be referred to as an “investment option.”). Your Group Contractholder may, in the future, select up to five additional Funds that would then be available to Participants.

You may choose to make additional premium contributions and have those funds directed to the investment options you select. Once you select the investment options you want, Prudential Insurance will direct your additional premium contributions to the Subaccounts associated with those Funds and/or to the Fixed Account. You may change your selection of investment options at any time.

We describe the 15 Funds chosen by your Group Contractholder briefly in the section called The Funds. We will provide you with a prospectus for each Fund selected by your Group Contractholder. The Fund prospectuses provide detailed information about the objectives and policies for each Fund, as well as the risks of investing in each Fund.

You should read this prospectus carefully and keep it for future reference. This document will be followed by prospectus for each of the funds that will be available to you under your group program. You may also request a copy of the Statement of Additional Information, which provides additional details about your coverage.

SUMMARY OF CHARGES AND EXPENSES

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you may pay when buying, owning, and surrendering the Certificate. A detailed explanation of these fees and expenses can be found in the Charges and Expenses section. The first table describes the maximum fees and expenses that you may pay at the time that you buy the Certificate, pay premiums, make a withdrawal (Partial Surrender), or make transfers between investment options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current charge - 0.00% of each premium payment.
Withdrawal Charge	This charge is assessed on a withdrawal (Partial Surrender).	Maximum charge - $20. Current charge – The lesser of $10 or 2% of the amount withdrawn.

_________________________

1 For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential Insurance. In some states, this is called a premium based administrative charge. Currently, the taxes paid for this Group Contract are a deduction in computing Dividends or Experience Credits.

Transfer Charges	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum charge - $20 per transfer after the twelfth. Current charge - $10 per transfer after the twelfth.
Quarterly Report Reprint Charges	This charge is assessed when a quarterly report is reprinted for a period that ended more than one year ago.	Maximum Charge - $10 Current Charge - $2.50
Loan Interest	This charge accrues daily.	Maximum charge - The Loan Account crediting rate plus 2%. Current charge – The Loan Account crediting rate plus 1%.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Separate Account Charge (for Mortality and Expense Risk)	Deducted daily	Maximum: an amount equal to the effective annual rate of 0.90% Current charge: an amount equal to the effective annual rate of 0.45%
Charge for Administrative Expenses	Deducted monthly	Maximum charge - $4.00 Current charge - $0.00
*Cost of Insurance[2]:
Minimum and Maximum Charge	Deducted monthly	Maximum - $83.33 Minimum - $0.02**
Charge for a Representative Certificate Owner	Deducted monthly	Representative current charge - $0.18***
*Additional Insurance Benefits:
Child Term Insurance	Deducted from the annual refund, if any	$6.00****
Accidental Death & Dismemberment
Minimum and Maximum Charge	Deducted monthly	Maximum - $0.03 **** Minimum - $0.02 *****
Charge for a Representative Certificate Owner	Deducted monthly	Representative current charge - $0.02***

*	The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at
Risk. The Child Term Insurance is expressed as a rate per unit. The unit is a $10,000 benefit.

_________________________

2 The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a Participant will pay.

**	This amount is the minimum currently charged.
The contract does not specify a guaranteed minimum rate.

*** The representative current charge for cost of insurance and accidental death & dismemberment is a sample rate currently charged for a 50 year old Covered Person, who is a male AICPA member in the select class.

****	This is the rate currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.

***** The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.

Deductions From Portfolios

The next table describes the Funds’ fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by any of the Funds, expressed as a percentage of average assets during the year. More detail concerning each Fund’s fees and expenses is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses*	Minimum	Maximum
Gross expenses deducted from the Fund’s assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.37%	1.72%

*For 2006, the net fees of these funds, after consideration of any expense reimbursements or waivers, ranged on an annual basis from 0.38% to 1.78% of fund assets.

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS

Brief Description of the Group Variable Universal Life Insurance Contract

A Group Variable Universal Life Insurance contract is an insurance contract issued by Prudential Insurance to the group that sponsors the Group Variable Universal Life Insurance program. Group Variable Universal Life is a variable insurance product that offers life insurance protection together with investment opportunity through variable investment options and the Fixed Account.

A Group Variable Universal Life Insurance policy is a flexible form of life insurance. It has a death benefit and a Certificate Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. Although the value of your Certificate Fund will increase if there is favorable investment performance in the investment options you select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Certificate Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. The coverage is designed to be flexible to meet your specific life insurance needs. Within certain limits, this type of coverage will provide you with flexibility in determining the amount and timing of your premium payments.

Often, the group that sponsors the Group Variable Universal Life insurance program is an employer. Other groups, such as membership associations, may also sponsor programs.

The Group Contract states all the terms of the agreement between Prudential Insurance and the sponsoring group. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy the Group Variable Universal Life Insurance. Eligible Group Members may also buy term coverage for their qualified dependents.

We will give a Certificate to each Eligible Group Member or Applicant Owner who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options you selected.

On the date of the Contract Anniversary, if all required premium payments have been paid for the year and the Group Contract remains in force, Prudential Insurance will determine whether a divisible surplus exists. If a divisible surplus exists, Prudential Insurance will determine the share to allocate to the Group Contract. You will receive your portion of the divisible surplus in the form of an annual refund that ordinarily will be applied as a premium payment. However, you may choose to receive your refund in cash by notifying Aon Securities Corporation in writing.

The Death Benefit

When you buy Group Variable Universal Life Insurance, you will choose a Face Amount of insurance, based on the amounts available for your group. Prudential Insurance will pay a Death Benefit to your beneficiary when you die. Generally, the Death Benefit is the Face Amount of insurance plus the value of your Certificate Fund on the date of your death, minus any Certificate Debt and outstanding charges. Because the value of the Certificate Fund will vary daily with the performance of the investment options you select, the amount of the Death Benefit will also vary from day to day. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any extra benefit, if your insurance is not in default and there is no Certificate Fund debt.

The Certificate Fund

The Certificate Fund consists of the Net Premiums that we invest in the investment options you select. Prudential Insurance will deduct its charges for the insurance from the Certificate Fund. The Certificate Fund value changes daily, reflecting: (i) increases or decreases in the value of the variable investment options you select; (ii) interest credited on any amounts allocated to the Fixed Account; (iii) interest credited on any loan; (iv) the daily charge for mortality and expense risks assessed against the variable investment options; and (v) monthly charges Prudential Insurance deducts for the insurance. The Certificate Fund also changes to reflect the receipt of premiums.

Premium Payments

You will usually be able to decide when to make premium payments and how much each premium payment will be. You are responsible for making sure that there is enough value in your Certificate Fund (minus Certificate Debt and outstanding charges) to cover each month’s charges. If your Certificate Fund balance is less than the amount needed to pay any month’s charges, then you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period, and if you do not, your coverage will end.

You may choose to make additional premium payments of at least $100 and have those payments directed to the investment options you select.

Allocation of Premiums and Investment Choices

Before your premiums are allocated to your investment choices, we may deduct charges for taxes on premium payments (or premium based administrative charges). This charge is currently 0.0%. The remainder is your Net Premium, which is then invested in the investment options. See the Charges and Expenses section.

You may choose investment options from among the Funds selected by your Group Contractholder. You choose how to allocate your premium payments among the investment options. You may choose more aggressive Funds or less aggressive Funds, as well as the Fixed Account. What you choose depends on your personal circumstances and your investment objectives and how they may change over time.

If you prefer to reduce the risks that come with investing in the Funds, you can choose to direct some of your premium payments or the amount in your Certificate Fund to the Fixed Account. Prudential Insurance guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential Insurance declares periodically. That rate will change from time to time, but it will never be lower than 4%. See The Fixed Account section.

Transfers Among Investment Options

You may transfer amounts from one investment option to another – we do not limit the number of transfers between variable investment options. You may request a transfer in terms of dollars (such as transfer of $10,000 from one variable option to another, with a minimum transfer of $100 or the entire balance in the investment option, if it is less than $100) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another, with a minimum of 5%). However, we limit the number of times you may transfer amounts out of the Fixed Account to once each Certificate year, but we do not limit the number of transfers into the Fixed Account. See Transfers and Transfer Restrictions.

Dollar Cost Averaging

Dollar Cost Averaging, or DCA, lets you systematically transfer specified dollar amounts from the Series Fund Money Market Portfolio to the other available Funds at monthly intervals. The minimum transfer amount is $100. You can request that a designated number of transfers be made under the DCA feature. You may use DCA at any time after your Certificate becomes effective, but to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, you buy more of the Fund when the price is low and less of the fund when its price is high. Therefore, you may achieve a lower than average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets. See the Dollar Cost Averaging section.

Surrenders

You may surrender your insurance and receive its Cash Surrender Value. The Cash Surrender Value is the value of the Certificate Fund at the close of business on the day of the surrender minus any Certificate Debt and any outstanding charges. A surrender may have tax consequences. See the Surrenders, Partial Surrenders/Withdrawals section, and the Taxes section.

Withdrawals from the Certificate Fund

While your Certificate is in effect, you may withdraw part of the Certificate’s Cash Surrender Value. You must withdraw at least $200 in any withdrawal, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. There is no limit on the number of withdrawals you can make in a year. However, there is a transaction charge for each withdrawal. A withdrawal may have tax consequences. See the Surrenders, Partial Surrenders/Withdrawals section and the Taxes section.

Loans

You may borrow money from your Certificate Fund. The Maximum Loan Value, which is the maximum amount you may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount. The minimum amount you may borrow at any one time is $200. Loan interest charges accrue daily. Depending on the tax status of your Certificate, taking a loan may have tax consequences. There may also be tax consequences if your Certificate lapses or terminates with an outstanding loan. See the Loans section, and the Taxes section.

Canceling Your Certificate

Generally, you may return your Certificate for a refund within 30 days after you receive it. This 30-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing or delivering the Certificate to Aon Securities Corporation. (You may not ask for a refund if your Certificate is a replacement for one previously issued under the Group Contract.) If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. (However, if applicable law so requires, you will receive a refund on all premiums paid minus any loans or withdrawals, and plus or minus any change due to investment experience.)

This refund amount will be further reduced by applicable federal and state income tax withholding. See the “Free Look” Period section.

SUMMARY OF CONTRACT RISKS

Contract Values Are Not Guaranteed

Your benefits (including life insurance) are not guaranteed. The value of your Certificate Fund will vary with the performance of the investment options you select. There is no guarantee that the variable investment options will meet their investment objectives, so your Death Benefit could go down if the investment options in your Certificate Fund have poor investment performance. Poor investment performance could cause your Certificate to lapse, and you could lose your insurance. If you prefer to reduce the risks that come with investing in the variable options, you can choose to direct some of your premium payments or the amounts in your Certificate Fund to the Fixed Account.

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various financial planning purposes. Purchasing the Certificate for such purposes may involve certain risks. For example, a life insurance policy could play an important role in helping you to meet the future costs of a child’s education. The Certificate’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the variable investment options you choose perform poorly, or if you do not pay sufficient premiums, your Certificate may lapse or you may not accumulate the funds you need. Accessing the values in your Certificate through withdrawals and Certificate loans may significantly affect current and future Certificate values or Death Benefit proceeds and may increase the chance that your Certificate will lapse. If your Certificate lapses and you have an outstanding Certificate loan, there may be tax consequences. See the Taxes section.

This insurance is designed to provide benefits on a long-term basis. Consequently, you should not purchase the insurance as a short-term investment vehicle. Because of the long-term nature of the insurance, you should consider whether purchasing the insurance is consistent with the purpose for which it is being considered.

Risk of an Increase in Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. We may in the future increase these current charges up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep your Certificate in force.

Contract Lapse

Each month we determine the value of your Certificate Fund. If the Certificate Fund less any applicable surrender charges is zero or less, the Certificate will end (in insurance terms, it will “lapse”). Your Certificate will also end if the Certificate Debt ever grows to be equal to or more than the Certificate Fund less any outstanding charges. Should this happen, Aon Securities Corporation will notify you of the payment you need to make to prevent your insurance from terminating. Aon Securities Corporation must receive your payment by the later of 61 days after the Monthly Deduction Date, or 30 days after the date Aon Securities Corporation mailed you the notice. If you do not make the payment, your Certificate will end and have no value. See the Lapse section and the Reinstatement section. If you have an outstanding loan when your Certificate lapses, you may have taxable income as a result. See the Taxes section.

Risks of Taking Withdrawals

You may withdraw part of your Certificate’s Cash Surrender Value, so long as the amount withdrawn exceeds $200. However, you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. There is no limit on the number of withdrawals you can make in a year, but there is a transaction charge (the lesser of $10 or 2% of the amount withdrawn). Prudential Insurance may raise this charge, but not above $20. We will deduct the transaction charge from the amount you withdraw.

You may not repay any amount that you withdraw from the Certificate’s Cash Surrender Value, so withdrawals will reduce the amount of your death benefit. Withdrawal of the Cash Surrender Value may have tax consequences. See the Taxes section.

Risks of Taking a Loan

Taking a loan from your Certificate may increase the risk that your Certificate will lapse, will have a permanent impact on your Certificate Fund, and will reduce the Death Benefit. If your loan plus accrued interest exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month’s charges. If we pay a death claim while a loan is outstanding, we will reduce the Death Benefit by the amount of the loan plus any accrued interest. If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund, which may have tax consequences. If you have a loan outstanding when you surrender your Certificate, or when you allow your Certificate to lapse, the amount you borrowed may become taxable. In addition, if your Certificate is classified as a Modified Endowment Contract for tax purposes, taking a loan may be treated as a distribution of income for tax purposes and may have tax consequences. See the Taxes section.

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

If you have notified us in the past 13 months that you want us to refund excess premium payments causing Modified Endowment Contract treatment and we receive any excess payment which is less than $100.00, then we may, without additional notification by you, sell the minimum number of shares necessary so as not to cause your certificate to be treated as a Modified Endowment Contract.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See the Taxes section.

Replacing Your Life Insurance

You should know that, in most instances, it is not in your best interest to replace one life insurance policy with another one. When you need additional life insurance, it is usually better for you to add coverage, either by asking for a new policy or by buying additional insurance, than it is for you to replace a policy. In that way, you don’t lose benefits under the policy you already have.

If you are thinking about replacing a life insurance policy you already have so that you can obtain Group Variable Universal Life Insurance, you should consider your choices carefully. Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance. You should also get advice from a tax advisor.

RISK / BENEFIT SUMMARY: PORTFOLIO COMPANY RISKS

You may choose to invest your Certificate’s premiums and its earnings in one or more of the available variable investment options. You may also invest in the Fixed Account option. The Fixed Account is the only investment option that offers a guaranteed rate of return. See The Funds section and The Fixed Account section.

Risks Associated with the Variable Investment Options

Each of the variable investment options represents a subaccount of the Separate Account. Each subaccount invests in the shares of an open-end management investment company registered under the Investment Company Act of 1940 or a separate investment series of an open-end management investment company (each a “Fund”). Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own investment objective and policies, which are described in the accompanying Fund prospectuses for the Portfolios. The income, gains and losses of one Fund generally have no effect on the investment performance of any other.

We do not promise that the Funds will meet their investment objectives. Amounts you allocate to the variable investment options may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Funds in which the subaccounts invest. You bear the investment risk that the Funds may not meet their investment objectives. You also bear the risk that the Fund’s investment adviser may restrict investment in the fund and even close the fund, at their discretion. For a detailed discussion of the investment policies, objectives and strategies, and the investment risks associated with each Fund, please read the Fund’s current prospectus.

Learn More About the Funds

Before allocating amounts to the variable investment options, you should read the Funds’ current prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks.

GENERAL DESCRIPTION OF DEPOSITOR, REGISTRANT AND PORTFOLIO COMPANIES

The Prudential Insurance Company of America

The Contract and Certificates are issued by The Prudential Insurance Company of America (“Prudential Insurance,” “we,” or the “Company”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential Insurance is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company, and is located at 751 Broad Street, Newark, New Jersey, 07102. Prudential Financial exercises significant influence over the operations and capital structure of Prudential Insurance. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential Insurance may owe under the contract.

Prudential Insurance is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential Insurance's consolidated financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon Prudential Insurance's ability to meet its obligations under the Group Contracts and the insurance provided thereunder. Prudential Insurance and its affiliates act in a variety of capacities with respect to registered investment companies including as depositor, adviser, and principal underwriter.

The Separate Account

The Separate Account was established on June 14, 1988 under New Jersey law as a separate investment account. The Separate Account meets the definition of a “separate account” under federal securities laws. The Separate Account holds assets that are segregated from all of Prudential Insurance's other assets.

The obligations arising under the Group Contracts and the Certificates are general corporate obligations of Prudential Insurance. Prudential Insurance is also the legal owner of the assets in the Separate Account. Prudential Insurance will maintain assets in the Separate Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Separate Account. In addition to these assets, the Separate Account's assets may include funds contributed by Prudential Insurance to commence operation of the Separate Account and may include accumulations of the charges Prudential Insurance makes against the Separate Account. From time to time, these additional assets will be transferred to Prudential Insurance's general account. Before making any such transfer, Prudential Insurance will consider any possible adverse impact the transfer might have on the Separate Account.

Income, gains and losses related to, or charged against, the Separate Account, reflect the Separate Account’s own investment experience and not the investment experience of Prudential Insurance’s other assets. These assets may not be charged with liabilities that arise from any other business Prudential Insurance conducts.

The Separate Account is registered with the Securities and Exchange Commission (“SEC”) under federal securities laws as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. The Separate Account meets the definition of a “separate account” under federal securities laws. For state law purposes, the Separate Account is treated as a part or division of Prudential Insurance. Currently, 15 Subaccounts (each of which invests in a corresponding Fund) are available to Participants as investment options. Prudential Insurance reserves the right to take all actions in connection with the operation of the Separate Account that are permitted by applicable law (including those permitted upon regulatory approval).

The Funds

Set out below is a list of each available Fund, its investment objective and principal strategies, investment management fees and other expenses, and its investment advisor/investment manager.

Two of the Funds have adopted distribution plans under federal securities laws, and under those plans, the Fund may make payments to Prudential Insurance and/or its affiliates for certain marketing efforts.

Fund Names and Objectives

The Prudential Series Fund, Inc.

(Class I Shares)

Conservative Balanced Portfolio: The investment objective is total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations, and money market instruments. A portion of the Portfolio assets may be invested in high-yield/high-risk debt securities. The Portfolio may also invest in foreign securities.

Equity Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stock of major established companies, as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities.

Flexible Managed Portfolio: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations, and money market instruments. A portion of the Portfolio assets may be invested in high-yield/high-risk debt securities. The Portfolio may also invest in foreign securities.

Jennison Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities.

Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.

Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) by investing at least 80% of its investable assets in S&P 500 stocks.

Dreyfus Variable Investment Funds

(Initial Shares)

Dreyfus VIF - Developing Leaders Portfolio: Seeks capital growth. To pursue this goal, the portfolio normally invests at least 80% of its assets in the stocks of companies Dreyfus believes to be developing leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth.

DWS Variable Series II (formerly Scudder Variable Series II)

(Class A Shares)

DWS High Income VIP: The portfolio seeks to provide a high level of current income. Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e. Grade BB/Ba and below). The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

Franklin® Templeton® Variable Insurance Products Trust

(Class 2 Shares)

Templeton Developing Markets Securities Fund: Seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments and normally invests primarily to predominantly in equity securities.

Templeton Foreign Securities Fund: Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities.

Janus Aspen Series

(Institutional Shares)

Mid Cap Growth Portfolio: Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of mid-sized companies whose market capitalizations fall, at the time of purchase, in the 12-month average of the capitalization ranges of the Russell Mid Cap Growth Index. Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

MFS® Variable Insurance TrustSM

(Initial Class Shares)

MFS Research Series: Seeks to provide long-term growth of capital and future income by investing at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

Neuberger Berman Advisers Management Trust

(Class I Shares)

AMT Lehman Brothers Short Duration Bond Portfolio (formerly, Limited Maturity Bond Portfolio): Seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal. To pursue these goals, the portfolio invests mainly in investment-grade bonds and other debt securities from U.S. government and corporate issuers.

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio: Seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

Mid Cap Growth Portfolio: Seeks long-term capital appreciation by investing primarily in mid-cap stocks with potential for above average earnings growth.

Fund Fees and Expenses

Fund Name	Investment Advisory Fees	Other Expenses	Acquired Portfolio Fees and Expenses(1)	12b-1 Fees	Total Expenses(2)

The Prudential Series Fund, Inc.
(Class I Shares)
Conservative Balanced Portfolio	0.55%	0.02%	--	--	0.57%
Equity Portfolio	0.45%	0.02%	--	--	0.47%
Flexible Managed Portfolio	0.60%	0.02%	--	--	0.62%
Jennison Portfolio	0.60%	0.03%	--	--	0.63%
Money Market Portfolio	0.40%	0.03%	--	--	0.43%
Stock Index Portfolio	0.35%	0.02%	--	--	0.37%

Dreyfus Variable Investment Funds
(Initial Class Shares)
Dreyfus VIF - Developing Leaders Portfolio (3)	0.75%	0.07%	--	--	0.82%

DWS Variable Series II
(Class A Shares)
DWS High Income VIP (4)	0.59%	0.11%	--	--	0.70%

Franklin® Templeton® Variable Insurance
Products Trust (Class 2 Shares)
Templeton Developing Markets Securities Fund (5)	1.23%	0.24%	--	0.25%	1.72%
Templeton Foreign Securities Fund (5)	0.63%	0.15%	0.03%	0.25%	1.06%

Janus Aspen Series
(Institutional Shares)
Mid Cap Growth Portfolio (6)	0.64%	0.06%	--	--	0.70%

MFS® Variable Insurance TrustSM
(Initial Class Shares)
MFS Research Series (7)	0.75%	0.14%	--	--	0.89%

Neuberger Berman Advisers
Management Trust (“AMT”) (Class I Shares)
AMT Lehman Brothers Short Duration Bond Portfolio (8)	0.65%	0.10%	--	--	0.75%

T. Rowe Price Equity Series, Inc.
Equity Income Portfolio (9)	0.85%	0.00%	--	--	0.85%
Mid Cap Growth Portfolio (9)	0.85%	0.00%	--	--	0.85%

(1) Each Asset Allocation Portfolio invests in shares of other Portfolios of the Fund and the Advanced Series Trust (the Acquired Portfolios). In addition, each Portfolio may invest otherwise uninvested cash in the Dryden Core Investment Fund (Money Market and/or Short-Term Bond Series).

Investors in an Asset Allocation Portfolio or other Portfolio indirectly bear the fees and expenses in the Acquired Portfolios and/or Dryden Core Investment Fund. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios and/or Dryden Core Investment Fund, in which the Asset Allocation Portfolios or other Portfolios invested during the year ended December 31, 2006. The Asset Allocation Portfolios do not pay any tranaction fees when they purchase and redeem shares of the Acquired Portfolios.

Where "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

(2) Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows, may be discontinued or otherwise modified at any time. Conservative Balanced Portfolio: 0.75%; Equity Portfolio 0.75%; Flexible Managed Portfolio: 0.75%; Jennison Portfolio: 0.75%; Money Market Portfolio: 0.75%; Stock Index Portfolio: 0.75%.

(3) The Dreyfus Corporation has agreed to waive receipt of a portion of the Fund's management fee, in the amount of .10 of 1% of the value of the Fund's average daily net assets, until June 30, 2007.

(4) Management fees have been restated to reflect the new fee schedule effective October 1, 2006.

(5) The Fund administration fee is paid indirectly through the management fee.

The Fund's fees and expenses have been restated as if the Fund's new investment management and fund administration agreements had been in place for the fiscal year ended December 31, 2006. The manager and administrator, however, have contractually agreed in advance to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund are phased in over a five year period, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of the four years thereafter through April 30, 2012, the manager and administrator will receive one-fifth of the increase in the rate of fees. Beginning May 1, 2012, the full new investment management and administration fees will then be in effect.

The Fund does not pay management fees but it does pay an administration fee of 0.10%, which is included in “other expenses” and will indirectly bear its proportionate share of any management fees and other expenses paid by the underlying funds in which it will invest. Acquired funds’ estimated fees and expenses are based on the acquired funds’ expenses for the fiscal year ended December 31, 2006.

The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund’s fees and expenses are due to those of the acquired fund. This reduction is required by the Trust’s board of trustees and an exemptive order of the Securities and Exchange Commission (SEC).

(6) The ‘‘Management Fee’’ is the investment advisory fee paid by each Portfolio to Janus Capital.

‘‘Acquired Fund’’ means any underlying portfolio in which a Portfolio invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to each portfolio’s ratio of gross expenses to average net assets appearing in the Financial Highlights tables, which reflect the operating expenses of a Portfolio and does not include Acquired Fund fees and expenses. Amounts less than 0.01%, if applicable, are included in Other Expenses.

Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive certain Portfolios’ total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to certain limits until at least May 1, 2008. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Statement of Additional Information.

(7) The fund has entered into an expense offset arrangement that reduces the fund’s custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.

MFS has agreed in writing to bear the funds’ expenses, such that "Other Expenses", determined without giving effect to the expense offset arrangements described above, do not exceed 0.15% annually (0.20% annually for the Research Bond Series). This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses and will continue until at least April 30, 2008.

MFS has agreed in writing to reduce its management fee to 0.50% of average daily net assets annually. This written agreement will remain in effect until modified by the fund’s Board of Trustees.

Effective August 1, 2006, MFS has agreed in writing to reduce its management fee to 0.70% on average daily net assets up to $1 billion. During the fund’s most recent fiscal year, this reduction amounted to 0.02%. This written agreement will remain in effect until modified by the fund’s Board of Trustees.

The fund’s management fee as set forth in its Investment Advisory Agreement is 0.75% of average daily net assets annually. MFS has agreed in writing to reduce its management fee to 0.65% on average daily net assets in excess of $3 billion. For the fund’s most recent fiscal year, the effective management fee was 0.73% of average daily net assets. This written agreement will remain in effect until modified by the fund’s Board of Trustees.

(8) Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2010 to waive fees and/or reimburse certain other expenses, excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of the Portfolio’s average daily net asset value. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

(9) Management fees include the ordinary, recurring operating expenses of the Portfolio, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the Fund’s independent directors.

Fund Advisers

Prudential Investments LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Series Fund. PI will furnish investment advisory services and administrative services in connection with the management of the Series Fund portfolios under a “manager-of-managers” approach. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Jennison Portfolio. Jennison also serves as a subadviser for approximately 50% of the assets of the Equity Portfolio. Jennison is located at 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Money Market Portfolio. PIM also serves as a subadviser for a portion of the assets of the Conservative Balanced Portfolio and the Flexible Managed Portfolio. PIM is located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Quantitative Management Associates LLC (“QMA”), a wholly-owned subsidiary of PIM, serves as the subadviser for the Stock Index Portfolio. QMA also serves as a subadviser for a portion of the assets of the Conservative Balanced Portfolio and the Flexible Managed Portfolio. QMA is located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

ClearBridge Advisors LLC (“ClearBridge”) serves as a subadviser for approximately 50% of the assets of the Equity Portfolio. ClearBridge is located at 100 Light Street, Baltimore, Maryland 21202.

LSV Asset Management (“LSV”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. LSV is located at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (“Marsico”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. Marsico is an indirect, wholly-owned subsidiary of Bank of America Corporation. Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. T. Rowe Price is located at 100 East Pratt Street, 10th Floor, Baltimore, Maryland 21202.

William Blair & Company LLC (“William Blair”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. William Blair is located at 222 West Adams Street, Chicago, Illinois 60606.

The Dreyfus Corporation ("Dreyfus") is the investment adviser to the above-mentioned Dreyfus Variable Investment Fund. The principal distributor of the portfolios and funds is Dreyfus Services Corporation ("DSC"). Dreyfus' and DSC's principal business address is 200 Park Avenue, New York, New York 10166.

The investment advisor of the DWS Variable Series II portfolio is Deutsche Investment Management Americas Inc. (“Deutsche”). Deutsche’s principal business address is 345 Park Avenue, New York, NY 10154.

Templeton Investment Counsel, LLC, located at 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394, serves as the investment adviser for the Templeton Foreign Securities Fund.

Janus Capital Management LLC ("Janus Capital") serves as the investment adviser for the Janus Aspen Series portfolios. Janus Distributors LLC serves as the principal underwriter to each of the above-mentioned portfolios. Janus Capital's principal business address is 151 Detroit Street, Denver, Colorado 80206-4928.

The investment adviser for the MFS Variable Insurance Trust series is Massachusetts Financial Services Company ("MFS"). MFS' principal business address is 500 Boylston Street, Boston, Massachusetts 02116.

Neuberger Berman Management Inc. ("NBMI") serves as the investment manager of the Neuberger Berman Advisors Management Trust portfolios and is also the principal underwriter of the portfolios. NBMI's principal business address is 605 Third Avenue, New York, New York 10158-0180.

The investment manager for each T. Rowe Price Equity Series, Inc. portfolio is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price's principal business address is 100 East Pratt Street, Baltimore, Maryland 21202.

Certain funds have investment objectives and policies resembling those of mutual funds within the same complex that are sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such fund will resemble that of its retail fund counterpart.

You will receive a prospectus for each available fund. The prospectus will describe the fund, its investment objective and strategies, its risks, and its management fees and other expenses. You should read the fund prospectuses together with this prospectus. As with all mutual funds, a fund may not meet its investment objective. Subject to applicable law, Prudential Insurance may stop offering one or more funds or may substitute a different mutual fund for any fund. Each Fund has provided Prudential Insurance with information about its management fees and other expenses. Except for The Prudential Series Fund, Inc., Prudential Insurance has not verified that information independently.

A complete description of the Funds, Fund objectives and investment strategies can be found in the respective Fund prospectuses, which can be obtained by calling our Customer Service Center at (800) 562-9874. You should read the

Fund prospectuses before you decide to allocate assets to the variable investment option using that Fund. There is no assurance that the investment objectives of the Funds will be met.

Voting Rights

Prudential Insurance is the legal owner of these shares of the mutual funds associated with the variable investment options. Because we are the owner, we have the right to vote on any matter that shareholders of the Funds vote on. The voting happens at regular and special shareholder meetings. We will (as required by law) vote in accordance with voting instructions we receive from Participants. When a vote is required, we will mail you a proxy which is a form you need to complete and return to us to tell us how you wish to vote. A Fund may not hold annual shareholder meetings when not required to do so under the laws of the state of its incorporation or under federal securities laws.

If we do not receive timely voting instructions for Fund shares from Participants, we will vote those shares in the same proportion as shares in the Funds for which we do receive instructions. We will do the same thing for shares held as general account investments of Prudential Insurance. If federal securities laws change so that Prudential Insurance is allowed to vote on Fund shares in our own right, we may decide to do so.

Generally, you may give us voting instructions on matters that would be changes in fundamental policies of the Funds. You may also give us voting instructions on any matter that requires a vote of the Fund's shareholders. But, if a Fund that you participate in has a vote on approval of the investment advisory agreement or any change in a Fund's fundamental investment policy, you will vote separately by Fund. This practice is dictated by federal securities laws. Here's how we will determine the number of Fund shares and votes for which you may give instructions:

•

To determine the number of Fund shares, we will divide the part of your Certificate Fund that is derived from participation in a Subaccount by the value of one share in the corresponding portfolio of the applicable Fund.

•	The number of votes will be determined as of the record date chosen by the Board of Directors of the applicable Fund.

We will give you the proper forms and proxies to give your instructions. We reserve the right to change the way in which we calculate the weight we give to voting instructions. We would make such a change to comply with federal regulations.

If we are required by state insurance regulations, we may disregard voting instructions in certain instances. We may disregard instructions if: (1) the instructions would require shares to be voted in a way that would cause a change in the sub-classification or investment objectives of one or more of the Funds' portfolios, or (2) the instruction would approve or disapprove an investment advisory contract for a Fund. Also, Prudential Insurance itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the Funds' portfolios, provided that Prudential Insurance reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential Insurance does disregard voting instructions, we will tell you that we did and our reasons for it in the next annual or semi-annual report to Participants.

Substitution of Fund Shares

If Prudential Insurance's management determines that an available portfolio of the Funds becomes unsuitable for investment by Participants, we may substitute the shares of another portfolio or of an entirely different mutual fund. Our management might find a portfolio to be unsuitable because of investment policy changes, tax law changes or considerations, the unavailability of shares for investment or other reasons. Before Prudential Insurance can substitute shares, the SEC, and possibly one or more state insurance departments, must approve the substitution. We would notify you and your Group Contractholder if we were to make such a substitution.

The Fixed Account

You may invest all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential Insurance's general assets, commonly referred to as the general account. The general account consists of all assets owned by Prudential Insurance other than those in the Separate Account and other separate accounts that have been or may be established by Prudential Insurance. Subject to applicable law, Prudential Insurance has sole discretion over the investment of the general account assets, and Certificate owners do not share in the investment experience of those assets.

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential Insurance declares periodically. This rate will not be less than an effective annual rate of 4%. Prudential Insurance may in its sole discretion declare a higher rate, though we are not obligated to do so. At least annually and anytime you ask, we will tell you what interest rate currently applies.

Because of exemptive and exclusionary provisions, Prudential Insurance has not registered the Fixed Account or the general account under federal securities laws. Prudential Insurance has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Disclosures concerning the Fixed Account may, however, be subject to certain provisions of federal securities laws relating to the accuracy of statements made in a prospectus.

We strictly limit your right to make transfers out of the Fixed Account. See the Transfers section. Prudential Insurance has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to 6 months. See the When Proceeds Are Paid section

CHARGES AND EXPENSES

We deduct certain charges from each premium payment that you make and from the amounts that are held in each investment option. These charges compensate us for insurance costs, risks and expenses. For a Certificate that is in effect, Prudential Insurance reserves the right to increase the charges that we currently make, but we currently have no intention to do so. We will not, in any case, increase charges above the maximum charges described below. You should refer to your Certificate to learn what charges apply to you.

Charge For Taxes Attributable to Premiums

We may deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently 0.00%. Currently, the taxes paid by us for this Group Contract are a deduction in computing Dividends or Experience Credits.

We may increase this charge at any time.

Withdrawal/Partial Surrender Charge

A transaction charge may be imposed for each withdrawal. The charge can be up to the lesser of $10 and 2% of the amount you withdraw. In the future, Prudential Insurance may raise this charge, but not above $20. We will deduct the transaction charge from the amount you withdraw.

Charge For The Cost Of Insurance

Each month, we will deduct from your Certificate Fund a charge for the cost of your insurance (a “COI” charge). We will take the charge from each investment option you selected, in the same proportion that the value of your Certificate Fund is invested. To calculate the cost of insurance charge, we multiply:

- your Certificate's "Net Amount at Risk" by

- the "cost of insurance rate" for the Covered Person.

"Net Amount at Risk" means the amount by which your Certificate's Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

The "cost of insurance rate" is based on many factors, including:

•	the Covered Person's age;

•	the Covered Person's rate class (such as classes for standard, select status, and preferred);

•	the Covered Person’s gender (except for residents of Montana);

•	the life expectancy of the people covered under your Group Contract;

•	the additional insurance benefits as shown in the Additional Insurance Benefits section;

•	the expected expenses.

The Preferred rate class will not be available until October 1, 2006, and the applicable Department of Insurance for your state of residence approves revised certificate language. The cost of insurance rate will generally increase as the Covered Person ages. We may adjust the cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contractholder are based on many factors, including:

•	the number of Certificates in effect;

•	the number of new Certificates issued;

•	the number of Certificates surrendered;

•	the expected claims (death benefits, living benefits and surrenders);

•	the expected cost of additional insurance benefits;

•	the expected expenses; and

•	the level of administrative services provided to the Group Contractholder.

In addition to the list above, the past claims, expenses and the costs of additional insurance benefits of the group are reviewed since they are an important factor in calculating the expected claims, expenses and costs. However, we are generally prohibited by state insurance law from recovering past losses.

If we change the cost of insurance rates, we will change them the same way for all persons of the same age and rate class. We will not change them to be higher than the guaranteed cost of insurance rates shown in your Certificate. The guaranteed rates are set out in the 1980 CSO Male Table.

Generally, we will deduct the COI charge on the Monthly Deduction Date.

COI Rates: The highest current charge per thousand is $ $66.67, and applies to Covered Persons age 99. The lowest current rate per thousand is $.05, and applies to Covered Persons under age 30.

The following table provides sample per thousand Cost of Insurance rates for Covered Persons who are in the standard class:

Covered Person’s Age	Males	Females
35	$0.07	$0.06
45	$0.18	$0.15
55	$0.63	$0.57
65	$1.72	$1.57

Monthly Deductions From The Certificate Fund

In addition to the Cost of Insurance Charge described above, Prudential Insurance will deduct the following charges from your Certificate Fund each month. We will take the charges from each investment option you have selected, in the same proportion that the value of your Certificate Fund is invested.

Generally, we will deduct these charges on the Monthly Deduction Date.

1. Charge For Additional Insurance Benefits: The Additional Insurance Benefits section tells you about benefits that you may be able to buy in addition to the Group Variable Universal Life Insurance.

Accelerated Benefit Option: There is no additional charge for this benefit.

Child term insurance: The rate for child term insurance is currently $6.00 per year for $10,000 coverage. This charge is deducted form the annual refund, if any.

AD&D on the Covered Person’s life: The monthly charge is $0.02 for Covered Persons at ages less than 65 and $0.03 for ages 65 to 74 per $1,000 of Net Amount at Risk. We will deduct a separate charge from your Certificate Fund each month for this additional insurance benefit..

2. Charge For Administrative Expenses: Currently, we do not impose a monthly charge for administrative expenses, but we may deduct such a charge in the future. This charge would pay for maintaining records and for communicating with Participants and your Group Contractholder. If we did deduct such a charge, it would not exceed $4 per month.

3. Charge for other taxes: We reserve the right to deduct a charge to cover federal, state, or local taxes that are imposed on the operations of the Separate Account. These are taxes other than those described under Charge For Taxes Attributable to Premiums section. Currently, we do not charge for these other taxes.

Daily Deduction From The Separate Account

Each day, Prudential Insurance deducts a charge from the assets of each of the Subaccounts that correspond to the Funds you selected, in an amount currently equal to an effective annual rate of 0.45%. We guarantee that the charge will not be more than an effective annual rate of 0.90%.

This charge compensates us for assuming the mortality and expense risks of the insurance provided under the Group Contract. The "mortality risk" assumed is the risk that Covered Persons may live for shorter periods of time than Prudential Insurance estimated when we determined what mortality charge to make. The "expense risk" assumed is the risk that the expenses for issuing and administering the insurance will be more than Prudential Insurance estimated when we determined the charge for administrative expenses.

We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account.

Charge for Expenses Incurred By The Funds

Participants indirectly bear the charges and expenses of the Funds they select. To find out details about the management fees and other underlying Fund expenses, you should see The Funds section. You should also read the prospectuses of the Funds.

This chart summarizes the charges that may be made:

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     You Make A Premium Payment.
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     Then, Prudential Insurance Deducts These Charges:

         A Charge For Taxes On Premium Payments. This charge is currently 0.0%. (In some states, this charge is known as a premium-based administrative charge.)

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     The Remainder Is Your Net Premium

     This is the amount that you can invest in one or more of the investment options selected by your Group Contractholder.

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Daily Charges

After your Net Premium is directed to your investment option(s), these DAILY CHARGES are made from the Subaccounts (but not from the Fixed Account):

•	A Daily Charge for mortality and expense risks. This charge is deducted from the assets of the Subaccount(s) that correspond to the Fund(s) you selected. Currently,

this charge is equivalent to an effective annual rate of 0.45%. Prudential

Insurance guarantees that this charge will not be more than an effective annual rate of 0.90%.

•	A Daily Charge for expenses incurred by the Funds. These charges are made from the assets of the Fund(s) you selected. The Funds set these charges. You should read the individual Fund prospectuses for details of these charges.

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Monthly Charges

Prudential Insurance deducts these charges from your Certificate Fund each month:

•

A Charge For Administrative Expenses. Currently, there is no monthly administrative expenses charge. Prudential Insurance reserves the right to deduct such a charge in the future, but such charge will not exceed $4 per month.

•	A Charge For The Cost Of Insurance.

•	A charge for any additional benefits not already included in the charge for the cost of insurance.

Possible Additional Charges

Your Group Contract also permits Prudential Insurance to make the following Transaction Charges:

•

When you make a withdrawal from your Certificate Fund. The charge is $10 or 2% of the amount you withdraw, whichever amount is less. Prudential Insurance may increase this charge in the future, but it will not exceed $20.

•

When you request more that 12 transfers between investment options in a Certificate Year the charge is currently $10 for each transfer after the 12th transfer. Prudential Insurance may increase this charge in the future, but it will not exceed $20.

•

When you request a reprint of a quarterly report that was previously sent to you for a period that ended more than one year ago. The charge is currently $2.50 for each quarterly report. In the future, Prudential Insurance may charge for any reprints requested and may increase this charge, but it will not exceed $10 for reports covering each policy year.

Also, Prudential Insurance has the right to assess a charge for any taxes that may be imposed on the operations of the Separate Account.

GENERAL DESCRIPTION OF CONTRACTS

The Group Contract

The Group Variable Universal Life insurance contract is issued by Prudential Insurance to the Trustee of the AICPA Insurance Trust, the group that sponsors the Group Variable Universal Life Insurance Program.

The Group Contract states all the terms of the agreement between Prudential Insurance and the sponsoring group. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy Group Variable Universal Life Insurance. Eligible Group Members may also buy term coverage for certain dependents.

The Certificate Holder

We will give a Certificate to each Eligible Group Member or Applicant Owner who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change daily. They change based on the performance of the investment options you selected.

Applicant Owner Provision

The Group Contract has an "applicant owner" provision. An "applicant owner" is a person who may apply for coverage on the life of an Eligible Group Member. And, if an Eligible Group Member agrees to let another person be the applicant owner of the Certificate, that person would have all of the rights to make decisions about the coverage. References to "Participant" and "you" in this prospectus apply to both (1) an Eligible Group Member who has obtained insurance coverage on his or her own life, and (2) an Applicant Owner who has obtained insurance coverage on the life of an Eligible Group Member.

When naming an Applicant Owner, the Eligible Group Member must agree to have his or her life covered. Examples of people who may be applicant owners are the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust set up by the Eligible Group Member. A person must have attained the age of majority to be an Applicant Owner. At any one time, only one person may be an "Applicant Owner" under a Certificate.

An Applicant Owner must fill out an enrollment form. The Eligible Group Member must sign the enrollment form to show his or her agreement. Prudential Insurance may require the Eligible Group Member to answer questions about his or her health, or to have a medical examination. If we approve the enrollment form, we will issue the Certificate to the Applicant Owner.

However, states may require that the certificate be initially issued to the insured Eligible Group Member. In those cases, the three year rule contained in Internal Revenue Code section 2035 may apply. You should consult your tax advisor if you are considering having the Certificate issued to someone other than the insured Eligible Group Member.

Beneficiary

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate. You must use the form that Prudential Insurance requires you to use. You may change the beneficiary at any time. You do not need the consent of the present beneficiary. If you have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless you have given us other instructions.

How Prudential Insurance Issues Certificates

To apply for coverage under a Group Contract, an Eligible Group Member must fill out an enrollment form. Prudential Insurance may ask questions about the health of the person whose life is to be covered, and may ask that person to have a medical exam. If Prudential Insurance approves the person for coverage, that person will become a Covered Person under the Group Variable Universal Life Insurance.

The Eligible Group Member buys coverage on his or her own life from the coverage options available under the Group Contract. But, under your Group Contract, an Eligible Group Member may allow another person the right to make decisions about the coverage. When that happens, Prudential Insurance considers the other person to be a Participant. No matter whose life is covered, the Participant is the person who "owns" the right to make decisions about the coverage (for example, deciding who the beneficiary will be). When we use the term “Participant” or “you,” we mean the person who owns those rights. When we use the term “Covered Person,” we mean the person whose life is covered.

Prudential Insurance will issue a Certificate to each Participant. The Certificate tells you about the rights, benefits, coverage, and obligations of the Group Contract. The minimum Face Amount of insurance for a Certificate is $10,000.

Maximum Age

Generally, Prudential Insurance will not accept an enrollment form requesting coverage on an Eligible Group Member who is older than age 74. And, Prudential Insurance will generally end a Participant's coverage at the maximum age shown in the Certificate (usually, that is age 100).

When a Participant reaches the maximum age, we make available these two options:

•

You may ask to receive the Cash Surrender Value of the Certificate. (Prudential Insurance believes that a cash surrender upon termination of coverage will be subject to the same tax treatment as other surrenders. See the Taxes section.

•

You can remain invested in your investment options. Under this option, we will no longer deduct monthly charges for the cost of insurance. The Death Benefit will change. Specifically, the Death Benefit will be equal to the amount of the Certificate Fund, minus any Certificate Debt and outstanding charges. The Death Benefit will no longer include the Face Amount of insurance. Also, we will no longer allow you to make premium contributions. You can still make loan repayments.

The Face Amount of your life insurance coverage may be reduced when you become 75 years old, and again when you become 80 years old. See Changes In Face Amount section. Also, additional insurance coverages, such as Accidental

Death and Dismemberment, will end according to separate rules. See the Additional Insurance Benefits section. You should refer to your Certificate to learn when coverage under your Certificate will end.

"Free Look" Period

Generally, you may return a Certificate for a refund within 30 days after you receive it. This 30-day period is known as the "free look" period. Some states allow a longer period. You can ask for a refund by mailing or delivering the Certificate to Aon Securities Corporation. (You may not ask for a refund if your Certificate is a replacement for one previously issued under the Group Contract.)

If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. We will not add or subtract any gain or loss that would have come from the investment options you chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges. The amount refunded will be further reduced by any applicable federal and state income tax withholding.

During the first 30 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential Insurance reserves the right to limit contributions and transactions during the free look period.

If there is a change in your coverage that results in a new Certificate Date, the free look provision will not apply.

Transfers

You may transfer amounts from one investment option to another--we generally do not limit the number of transfers between investment options. You may request a transfer in terms of dollars (such as a transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another).

There are some rules about how transfers can be made:

•	The minimum amount you may transfer from one option to another is $100 (or the entire balance in the investment option, if it is less than $100).

•	The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

•

We limit the number of times you may transfer amounts out of the Fixed Account. You may make only one transfer from the Fixed Account to one of the available Funds each Certificate Year. The transfer cannot be for more than $5,000 or 25% of the amount you have invested in the Fixed Account, whichever is greater. We may change these limits in the future.

•	We do not limit the number of transfers into the Fixed Account.

Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Aon Securities Corporation on the form we require you to use for this purpose. Aon Securities Corporation will give you a form to request a transfer.

Group Variable Universal Life Insurance was not designed for professional market timing organizations or for other organizations or persons that use programmed, large or frequent transfers. We will discourage a pattern of exchanges that coincides with a "market timing" strategy, since they may be disruptive to the Separate Account and the Funds.

Transfer Restrictions

For the first 20 transfers in a Certificate Year, you may transfer amounts by proper written notice or electronically. See the Electronic Transactions section. After you have submitted 20 transfers in a Certificate Year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a Certificate Year, a subsequent transfer request by fax or electronically will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers among investment options per Certificate Year. There is an administrative charge of up to $20 for each transfer exceeding 12 in any Certificate Year.

While you may transfer amounts from the Fixed Account, certain restrictions may apply. See the Transfers section.

For purposes of the 20 transfer limit, we currently do not count transfers that involve one of our systematic programs, such as Dollar Cost Averaging. For additional information, please see the Transfers section and the Dollar Cost Averaging section.

The Group Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for Fund advisers/sub-advisers to manage the variable investment options. Large or frequent transfers may cause the Funds to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Certificate owners. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the share prices of the variable investment options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the variable investment option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on share price of the affected variable investment option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Certificate owner. We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied uniformly to all Certificate owners, and will not be waived. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Certificate owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Certificate owners.

Owners of variable life insurance or variable annuity contracts that do not impose the above-referenced transfer restrictions might make more numerous and frequent transfers than Certificate owners and other contract owners who are subject to such limitations. Contract owners who are not subject to the same transfer restrictions may have the same underlying variable investment options available to them, and unfavorable consequences associated with such frequent trading within the underlying variable investment option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract and Certificate owners.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract owners who violate the excessive trading policies established by the Fund. In addition, you should be aware that some Funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

A Fund also may assess a short term trading fee in connection with a transfer out of the variable investment option investing in that Fund that occurs within a certain number of days following the date of allocation to the variable investment option. Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us. The fee will be deducted from your Contract Value to the extent allowed by law. At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Changing the Allocation of Future Premium Payments

You may ask Prudential Insurance to change the way your future premium payments will be allocated among the available investment options. Aon Securities Corporation will give you a form to use for this purpose. We will start to allocate premium payments in the new way as of the end of the Business Day on which Aon Securities Corporation receives your request form in good order. The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percentages.

You may not change the way Prudential Insurance allocates future premiums if, at the time we receive your request, there is not enough money in your Certificate Fund – minus Certificate Debt and outstanding charges – to cover each month’s charges. See the Lapse section.

We do not charge for changing the allocation of your future premiums.

Dollar Cost Averaging

As an administrative practice, we currently offer a feature called Dollar Cost Averaging, or DCA. Once the free look period ends, this feature lets you systematically transfer specified dollar amounts from the Series Fund Money Market Portfolio to the other available Funds at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day of the following month.

You may use DCA at any time after your Certificate becomes effective. But, to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. And, the minimum transfer amount is $100.

Aon Securities Corporation will give you a form to request DCA. If Aon Securities Corporation receives your request form in good order by the tenth of the month, then we will start DCA processing during the next month. If the request is received after the tenth day of the month, we will start DCA processing during the month after the next month.

We will terminate the DCA arrangement when any of the following events occur:

•	We have completed the designated number of transfers.

•	The amount you have invested in the Series Fund Money Market Portfolio is not enough to complete the next transfer.

•

Aon Securities Corporation receives your written request to end the DCA arrangement. If the request is received by the tenth day of the month, we will cancel the transfer scheduled for the next month. If the request is received after the tenth day of the month, transfers will cease as of the month after the next month.

•	You no longer have coverage under the Group Variable Universal Life Insurance.

We do not charge for the DCA arrangement. Transfers made under the DCA arrangement do not count against the number of transfers that may be subject to the transfer charge described in the Transfers section.

The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, you buy more of the Fund when its price is low and less of the Fund when its price is high. Therefore, you may achieve a lower average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

Termination of a Group Contractholder’s Participation

Your Group Contractholder may decide to terminate the Group Contract with Prudential Insurance, by giving Prudential Insurance 90 days' written notice.

In addition, Prudential Insurance may terminate a Group Contract:

•	If the aggregate Face Amount of all Certificates, or the number of Certificates in force, falls below the permitted minimum, by giving the Group Contractholder 90 days' written notice.

•	If the Group Contractholder fails to remit premium payments to Prudential Insurance in a timely way, at the end of the grace period.

Termination of the Group Contract means that the Group Contractholder will not remit premiums to Prudential Insurance. In that event, no new Certificates will be issued under the Group Contract. How the termination affects you is described in the Options On Termination Of Coverage section. The options that are available to you from Prudential Insurance may depend on what other insurance options are available to you. You should refer to your particular Certificate to find out more about your options at termination of coverage.

Participants Who Are No Longer Eligible Group Members

If you are no longer a member of either the AICPA, any Qualified State Society of CPAs or other qualifying organization, you are no longer eligible for coverage. Your Group Variable Universal Life Insurance will end on the last day of the month in which Aon Securities Corporation receives notice that you are no longer eligible for coverage.

If your insurance ends, you have the options of Conversion, Paid-up Coverage, or payment of Cash Surrender Value, which are described in the Options on Termination of Coverage section below. If you are a member of both the AICPA and a Qualified State Society of CPAs or other qualifying organization, and you end one of those memberships, your coverage may be reduced. If that happens, you will have a Conversion Privilege to the extent of the reduction.

Options On Termination Of Coverage

Your insurance coverage under the Group Contract will end when the Group Contract itself ends or when you are no longer an Eligible Group Member. When your Group Contractholder ends the Group Contract, the effect on Participants depends on whether or not the Group Contractholder replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

•

If your Group Contractholder does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential Insurance will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value.

•	If your Group Contractholder does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have the options listed below.

Conversion

You may elect to convert your Certificate coverage to an individual life insurance policy without having to give Prudential Insurance evidence that the Covered Person is in good health. To elect this option, you must apply for it and pay the first premium:

•	Within 31 days after your Certificate coverage ends or reduces without your request, if you were given notice no more than 15 days after the coverage under the Group Contract ends or is reduced, or;
•

Within 45 days after you were given notice that your Certificate coverage ends or reduces without your request, if you were given notice more than 15 days, but less than 90 days, after the coverage under the Group Contract ends or is reduced, or;

•	Within 90 days after your Certificate coverage ends or reduces without your request, if you were not given written notice.

You may select any form of individual life insurance policy (other than term insurance) that Prudential Insurance normally makes available to persons who are the same age as you and who are asking for the same amount of life insurance. Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class.

If your coverage reduces without your request, you may convert the amount of the reduction. If your coverage ends because you are no longer an Eligible Group Member, the amount you are able to convert may not exceed the total amount of life insurance ending for you reduced by:

•	The amount of your Certificate Fund needed to cancel any loan due,

•	The amount of any paid-up insurance you may have purchased by using your Certificate Fund after the Face Amount of insurance ends, and

•	The amount of group life insurance, from any carrier, for which you become eligible within the next 45 days.

If a Covered Person dies within 90 days after the Certificate coverage ends or reduces without your request and you otherwise had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. The Death Benefit will include the amount that could have been converted to an individual policy.

Paid-Up Coverage

You may elect to use your Certificate's Cash Surrender Value for Paid-up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day you elect Paid-up coverage. The insurance amount will depend on how much the Cash Surrender Value is and on the Covered Person’s date of birth. But, the amount of Paid-up Coverage cannot be more than your Certificate's Death Benefit right before you elect Paid-up Coverage. Once you elect Paid-up coverage, it will be the only coverage provided under your Certificate.

You may elect this option within 61 days of the date your Certificate ends. Prudential Insurance will make the Paid-up Coverage effective as of the end of the Business Day on which Aon Securities Corporation receives your request form in good order. If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the Taxes section.

Payment Of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Aon Securities Corporation on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the Taxes section.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

Other General Contract Provisions

Assignment

You may assign your Certificate, including all rights, benefits and privileges that you have to someone else. If you do, you should consider the references to "you" in this prospectus as applying to the person to whom you validly assigned your Certificate. Prudential Insurance will honor the assignment only if:

(1)	You make the assignment in writing;
(2)	You sign it; and
(3)	Aon Securities Corporation receives a copy of the assignment, or Prudential Insurance receives a copy of the assignment at the Prudential Insurance office shown in your Certificate.

We are not responsible for determining whether the assignment is legal or valid.

If you assign a Certificate that is a Modified Endowment Contract, it might affect the way you are taxed. It might also affect the way the person to whom you assign the Certificate is taxed. See the Taxes section.

Dividends or Experience Credits

The Group Contract is eligible to receive Dividends or Experience Credits. We do not guarantee that we will pay Dividends or Experience Credits. We decide the amount and manner of calculating any Dividends or Experience Credits. This calculation may use factors, charges, expenses or other assumptions that differ from those actually charged or described in the Group Contract. If there is a Dividend or Experience Credit, Prudential Insurance will pay it to your Group Contractholder, who will pass it on to the subscribers to the AICPA Insurance Trust in the form of a refund. Ordinarily, any refund will be reinvested in your insurance – that is, as a premium payment. However, you may choose to receive your refund in cash by notifying Aon Securities Corporation in writing.

Suicide Exclusion

Generally, if the Covered Person dies by suicide within two years from the Certificate Date or reinstatement, Prudential Insurance will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt and any partial withdrawals, since the Certificate Date or reinstatement. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

If the Covered Person dies by suicide within two years after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.

Incontestability

After your Certificate has been in force for two years or more during the Covered Person's lifetime, Prudential Insurance will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person's lifetime.

Misstatement of Age

If the Covered Person's age is stated incorrectly in the Certificate, we will adjust the monthly cost of insurance deduction to reflect the proper amount based on the correct age. If an adjustment results in an increased cost of insurance, Aon Securities Corporation will bill for the difference. If an adjustment results in a decreased cost of insurance, Aon Securities Corporation will refund the difference. If the change in age affects the amount of the person’s insurance, Prudential Insurance will change the amount and the cost of insurance accordingly.

Additional Insurance Benefits

The following additional insurance benefits are available to you, either automatically or as options.

Child Term Insurance

You may choose a child term insurance benefit. This life insurance benefit covers your dependent child or children. The child must be unmarried, living at birth and less than 21 years old. The age 21 limit does not apply to a child who is wholly dependent on you for support and maintenance, is enrolled full time as a student in a school and is less than age 25. You should refer to your Certificate to learn the details of any benefit that may be available to you.

If you choose this optional benefit, it will reduce the amount of the annual refund that you could otherwise receive from your Group Contractholder.

Accelerated Benefit Option (referred to in your Certificate as Option to Accelerate Payment of Certain Death Benefits)

You are automatically covered for the Accelerated Benefit Option. Under an accelerated benefit option, you can elect to receive an early lump sum payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill. "Terminally ill" means the Covered Person has a life expectancy of 6 months or less. You must give Prudential Insurance satisfactory evidence that the Covered Person is terminally ill.

The amount of the accelerated payment will be equal to a portion of the Covered Person's Net Amount at Risk, plus a portion of the Covered Person's Certificate Fund. If you elect to receive payment under the Accelerated Benefit Option, then the total amount otherwise payable on the Covered Person's death will be reduced by the amount of the accelerated payment.

We will not pay an accelerated benefit if coverage was assigned or if you are required to elect it to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of accelerated benefit option that is available to you. Unless required by law, you can no longer request an increase in the Face Amount of your Certificate once you have elected to receive an accelerated benefit option. The amount of future premium payments you can make will also be limited.

Adding the Accelerated Benefit Option to your Certificate will not affect the way you are taxed. This income tax exclusion may not apply if the benefit is paid to someone other than the Participant. But, if you actually receive proceeds from the Accelerated Benefit Option, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated benefit option is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax advisor before you elect to receive this benefit.

Accidental Death And Dismemberment Benefit

If you are younger than age 75, you may be covered for an Accidental Death and Dismemberment Benefit. You may elect to decline an Accidental Death and Dismemberment Benefit. An Accidental Death and Dismemberment Benefit provides you insurance, up to the Face Amount, for accidental loss of life, sight, hand, or foot. This benefit excludes certain types of losses. For example, losses due to suicide or attempted suicide, diseases and infirmities, and acts of war are not covered. The benefit may be subject to other exclusions from coverage, age limitations, and benefit limitations. You should refer to your Certificate to learn the details of any benefit that may be available to you. This benefit ends when you reach age 75.

Extended Death Protection During Total Disability (also referred to as Waiver of Cost of Insurance Charges/Premium)

You may choose an extended death benefit option that provides protection during your total disability. Under this provision, Prudential Insurance will waive your monthly charges if you became totally disabled prior to age 60 and your disability continues for at least 9 months. We will extend your insurance coverage for successive one-year periods, generally until age 75. You must provide satisfactory proof of continued total disability. At age 75, Monthly Charges will again be deducted and coverage may lapse if the Certificate Fund is insufficient. See the Lapse section.

If you choose this optional benefit, it will reduce the amount of the annual refund that you could otherwise receive from your Group Contractholder

Procedures

Your Group Contract has procedures for how you will conduct transactions under your Group Variable Universal Life Insurance--for example, how you will submit an enrollment form, make premium payments, request loans and withdrawals, and transfer or reallocate money in your Certificate Fund. You should consult the appropriate form to learn what those procedures are.

You should submit all forms to Aon Securities Corporation, which is a wholly-owned subsidiary of Aon Corporation and an affiliate of Aon Insurance Services, the plan agent for the Contract. Aon Securities Corporation will forward the forms to

Prudential Insurance. Prudential Insurance will consider enrollment forms, payments, orders and other documents to be "received" when Aon Securities Corporation receives them in good order at the address on the forms.

Electronic Transactions

You may be able to perform some transactions electronically. These transactions include: transferring amounts among available investment options, making surrenders, requesting partial withdrawals, and requesting loans.

Prudential Insurance will not be liable when we follow instructions that we receive electronically, if we reasonably believe the instructions were genuine. We have adopted security procedures that are reasonably designed to verify that such communications are genuine. We cannot guarantee that you will be able to get through to complete an electronic transaction during peak periods, such as periods of drastic economic or market change, or during system failures or power outages.

When Prudential Insurance Reconciles Financial Transactions

Transactions received in good order by us before 4 p.m. Eastern time on a Business Day are processed on the same day. Transactions received in good order after 4 p.m. Eastern time on a Business Day are processed on the next Business Day.

When Proceeds are Paid

Prudential Insurance will generally pay any Death Benefit, Cash Surrender Value, partial surrender/withdrawal or loan proceeds within 7 days after Aon Securities Corporation receives the request for payment. We will determine the amount of the Death Benefit as of the date of the Covered Person's death. For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in good order. There are certain circumstances when we may delay payment of proceeds:

•

We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists.

•

We expect to pay proceeds that come from the Fixed Account or from Paid-up Coverage promptly upon request. But, we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the current rate for settlement options left with Prudential Insurance to accumulate with interest if we may delay payment for more than 10 days.

PREMIUMS

Your Group Variable Universal Life Insurance has flexible premiums.

Routine Premium Payments

You will usually be able to decide how often to make premium payments and how much each premium payment will be. You must make sure that there is enough value in your Certificate Fund--minus Certificate Debt and outstanding charges-- to cover each month's charges. If there is not, your insurance will end (in insurance terms, it will "lapse"). If the balance in your Certificate Fund is less than the amount of any month's charges, you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If you don't, your insurance coverage will end. See the Lapse section to learn how your insurance will end and what you can do to stop it from ending.

You will also be required to pay a minimum initial premium to become a Participant. The minimum initial premium equals the cost of coverage for the first two months.

Additional Premium Payments

In addition to routine premium payments, you may make additional premium payments, called “lump sums” at any time. Each lump sum must be at least $100. Prudential Insurance reserves the right to limit the amount of additional premiums.

How You Will Pay Premiums

Participants will remit payments to Aon Securities Corporation (who will pass them on to us).

Deducting Premiums by Automatic Debit

You may choose to have your premium deducted automatically from your checking or savings account.

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

If you have notified us in the past 13 months that you want us to refund excess premium payments causing Modified Endowment Contract treatment and we receive any excess payment which is less than $100.00, then we may, without additional notification by you, sell the minimum number of shares necessary so as not to cause your certificate to be treated as a Modified Endowment Contract.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See the Taxes section.

Effective Date of Insurance:

When your insurance begins depends on what day of the month Prudential Insurance approves your completed enrollment form. If we approve your completed enrollment form prior to the twentieth day of a month, your insurance will begin on the first day of the month after you meet all of the requirements. If we approve your completed enrollment form on or after the twentieth day of a month, your insurance will begin on the first day of the second month after you meet all of the requirements.

Effective Date of More Favorable Rate Class:

When your more favorable rate class begins depends on what day of the month Prudential Insurance approves your completed enrollment form. If we approve your completed enrollment form prior to the twentieth day of a month, your lower rates will begin on the first day of the month after you meet all of the requirements. If we approve your completed enrollment form on or after the twentieth day of a month, your lower rates will begin on the first day of the second month after you meet all of the requirements.

How Prudential Insurance Will Deposit And Invest Premium Payments

Prudential Insurance will deposit premium payments in your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called "Net Premiums." See the Charges and Expenses section.

Here's how Prudential Insurance will deposit and invest your Net Premiums: we generally will make deposits to your investment options at the end of the Business Day on which Prudential Insurance receives the payment. Any payments received before the Certificate Date will be deposited as of the Certificate Date.

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Before The Certificate Date. Prudential Insurance will hold any premium payment that it receives before the Certificate Date in a non-interest bearing account (on your behalf). We will not pay interest on those amounts. If we receive a premium payment before we have approved your enrollment under the Group Contract, we generally will return the premium payment to you.

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During The First 30 Days That Your Certificate Is In Effect. We will invest any Net Premiums that we receive during the first 30 days in the Fixed Account. We will leave the Net Premiums in the Fixed Account for those first 30 days.

•	After Your Certificate Has Been In Effect For 30 Days. Prudential Insurance will invest Net Premiums in your Certificate Fund and allocate them to the investment options you selected.

If you have not given us complete instructions on how you want Net Premiums to be invested, we will leave your Net Premiums invested in the Fixed Account until you furnish complete information.

DEATH BENEFIT AND CONTRACT VALUES

When The Death Benefit Is Payable

Prudential Insurance will pay a Death Benefit to the beneficiary you have named, when the Covered Person dies.

Amount Of The Death Benefit

The Death Benefit is the Face Amount of insurance plus the value of the Certificate Fund as of the date of death minus any Certificate Debt and any past due monthly charges. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any extra benefit, if the covered person’s insurance is not in default and there is no Certificate Debt or withdrawal.

Adjustment In The Death Benefit

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance using the “Cash Value Accumulation Test”.

If that were the case for your Certificate, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the Net Single Premium per dollar of insurance for the Covered Person’s Attained Age. For this purpose, we base the Net Single Premium on the 1980 CSO Male Table, and interest rates as described in The Internal Revenue Code, Section 7702.

How Your Beneficiary May Receive The Death Benefit

Group life insurance benefits are settled through Prudential’s Alliance Account( settlement option3. Once Prudential Insurance approves the claim, we will automatically establish an interest-bearing draft book (“checkbook”) account in your beneficiary’s name and your beneficiary will have immediate access to the money.

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3 The Alliance Account is not available for payments less than $5,000, payments to individuals residing outside the United States and its territories, and certain other payments. These will be paid by check. Beneficiaries may wish to consult a tax advisor regarding interest earned on the account. There are fees for special services such as stop payment requests. Prudential’s Alliance Account is a registered trademark of The Prudential Insurance Company of America.

Settlement Options

As an alternative to the Alliance Account, your beneficiary may choose one of the following settlement options (please note: availability subject to change):

Option 1: Payments for a Fixed Period

The Death Benefit plus interest is paid over a fixed number of years (1-25). The payment may be received monthly, quarterly, semi-annually or annually. The payment amount will be higher or lower depending on the period selected.

Option 2: Payment in Installments for Life

The Death Benefit provides monthly payments in installments for as long as your beneficiary lives. Your beneficiary may choose a guaranteed minimum payment period (5, 10 or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the Death Benefit payable under this option. If your beneficiary dies before Prudential Insurance has made all guaranteed payments, we will pay the present value of the remaining guaranteed payments to a payee your beneficiary designates.

Option 3: Interest Income

All or part of the proceeds may be left with Prudential Insurance to earn interest, which can be paid annually, semi-annually, quarterly or monthly. The minimum deposit is $1000. This option allows you or your beneficiary to leave the Death Benefit with Prudential Insurance and choose another settlement option at a later time. Withdrawals of $100 or more (including the entire unpaid Death Benefit) can be made at any time.

Option 4: Payments of a Fixed Amount

You or your beneficiary may choose an income payment of a stated amount either monthly, quarterly, semi-annually, or annually. Prudential Insurance will make the payment until the proceeds and interest earned are fully paid. Your beneficiary receives a guaranteed specified sum for a limited number of years.

Under each of the above options, each payment must generally be at least $20.

If your beneficiary elects one of these settlement options, the tax treatment of the Death Benefit may be different than it would have been had the option not been elected. Your beneficiary should get advice from a tax advisor.

Changes in Face Amount of Insurance

The Face Amount of Insurance may increase or decrease.

You may choose to increase or decrease the Face Amount of your insurance at certain times according to the Group Contract and Prudential Insurance's rules. The Face Amount may also decrease automatically when you reach age 75 and age 80.

Here are some things to keep in mind about changes to the Face Amount of your insurance. You should read your Certificate for more information about how changes work in your case.

When your Face Amount of insurance changes--whether it increases or decreases--the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. When we identify such a situation, we generally will notify you and ask whether you want us to process the Face Amount of insurance change. When you respond to this notification, we will process the change as you have requested in your response. Also, a decrease in coverage may limit the amount of premiums that you may contribute in the future. See the Taxes section. You should consult your tax advisor before you change the Face Amount of your insurance.

Increases in the Face Amount of Insurance

Whether you are eligible to increase the Face Amount will depend on several factors at the time you request an increase. These factors include:

•	your current Face Amount;

•	your age;

•	your AICPA membership;

•	your State Society of CPA or other qualifying organization membership; and

•	the schedule of coverage available.

When we receive a request to increase the Face Amount of insurance, Prudential Insurance may ask questions about the Covered Person's health, or require the Covered Person to have a medical exam, before the increase can become effective. Based on the answers to the questions or on the exam, Prudential Insurance may not allow the increase.

An increase in the Face Amount will result in higher insurance charges because our net amount at risk will increase.

Decreases in the Face Amount of Insurance

You may also be eligible to decrease the Face Amount of your insurance at certain times. The reduced Face Amount must be a scheduled amount available to you.

A Participant may not decrease the Face Amount to less than $10,000 or below the minimum amount required to maintain status as life insurance under federal tax laws.

The Face Amount may decrease automatically when you attain ages 75 and 80.

We will calculate the change in the Face Amount at the end of the first Business Day on or after the receipt of your instructions to decrease the Face Amount or when you attain age 75 or 80. The actual decrease will generally take effect on the first Monthly Deduction Date after that. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit you for any extra monthly charges we deducted the previous month.

How We Calculate the Face Amount of Your Insurance When You Reach Age 75 and Age 80

When you reach age 75, we will reduce the Face Amount to:

(1)	Five times the value of the Certificate Fund, or

(2)	75% of the Face amount prior to age 75, whichever is greater

When you reach age 80, we will reduce the Face Amount to:

(1)	Five times the value of the Certificate Fund, or

(2)	50% of the Face Amount prior to age 75, whichever is greater

We will determine the amount of any reduction that occurs due to your attainment of an age on the later of (1) the Contract Anniversary coinciding with or next following your attainment of the reduction age and (2) the Contract Anniversary (October 1) on or after the tenth anniversary of the day on which you became insured for GVUL under the Group Contract.

The value of the Certificate Fund used in determining the reduced face amount will be calculated on the last business day prior to the effective date of the reduction.

But in no event will your ultimate face amount of insurance, as determined above, exceed your amount of insurance on the day prior to your attainment of the reduction age. Nor will your amount of insurance at anytime be reduced to an amount below an amount required to keep the coverage within the definition of the life insurance under the Internal Revenue Code of 1986, or successor law, without reducing the Certificate Fund.

SURRENDERS, PARTIAL SURRENDERS/WITHDRAWALS

Full Surrenders

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, all insurance coverage will end. Prudential Insurance will calculate the Cash Surrender Value as of the end of the Business Day on which Aon Securities Corporation receives your request form in good order.

We will pay the proceeds as described in the When Proceeds Are Paid section. If you redeem units from your certificate fund that you just purchased and paid for by check or ACH (Automatic Clearing House) transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

A surrender may have tax consequences. See the Taxes section.

Cash Surrender Value

The Cash Surrender Value of your Certificate is equal to your Certificate Fund MINUS any Certificate Debt and outstanding charges. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account (see the Loans section).

The Cash Surrender Value will change daily to reflect:

•	Net Premiums;

•	withdrawals;

•	increases or decreases in the value of the Funds you selected;

•	interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

•	interest accrued on any loan;

•	the daily asset charge for mortality and expense risks assessed against the variable investment options; and

•	monthly charges that Prudential Insurance deducts from your Certificate Fund.

If you ask, Aon Securities Corporation will tell you the amount of the Cash Surrender Value of your Certificate. Prudential Insurance does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to be zero.

Partial Surrenders/Withdrawals

While your Certificate is in effect, you may withdraw part of your Certificate's Cash Surrender Value (“Withdrawal” or “Partial Surrender”). We will take it from each investment option you selected in the same proportion as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.

Partial surrenders/withdrawals will be effective as of the end of the Business Day on which Aon Securities Corporation receives your request form in good order. We will pay you the amount withdrawn as described in the When Proceeds Are Paid section. If you redeem units from your Certificate Fund that were recently purchased by check or ACH transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 Calendar days to allow the check or ACH transfer to clear.

You must withdraw at least $200 in any partial withdrawal. You may withdraw any amount that is more than $200, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges.

There is no limit on the number of partial withdrawals you can make in a year. However, there is a transaction charge for each partial withdrawal. Currently, this charge is $10 or 2% of the amount you withdraw, whichever is less. In the future, Prudential Insurance may raise this charge, but not above $20. We will deduct the transaction charge from the amount you withdraw. A partial withdrawal will decrease the amount of the Death Benefit.

You may not repay any amount that you withdraw. Withdrawals may have tax consequences. See the Taxes section.

LOANS

You may borrow up to the Maximum Loan Value of your Certificate Fund. The Maximum Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), any outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

The minimum amount that you can borrow at any one time is $200. You cannot take a loan if the Certificate Debt exceeds the Maximum Loan Value, or if the Maximum Loan Value is less than the $200 minimum. Prudential Insurance will pay loan proceeds as described in the When Proceeds Are Paid section.

Interest charged on the loan accrues daily at a rate of between 5% and 8%. Interest payments are due the day before the Contract Anniversary. If you do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.

When you take a loan from your Certificate Fund, here's what happens:

•	We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options.

•	We will start a Loan Account for you and will credit the Loan Account with an amount equal to the loan.

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We will generally credit interest to the amount in the Loan Account at an effective annual rate that is currently 1% less than the rate Prudential Insurance charges as interest on the loan. The crediting rate will generally be equal to the Fixed Account crediting rate, but will never be less than 4%.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund. You should send your loan repayments directly to Prudential Insurance. You may request a loan repayment form from Aon Securities Corporation.

If you repay a loan by using the Certificate Fund, we will treat the repayment as a partial surrender/withdrawal from the Certificate Fund. A partial surrender/withdrawal may have tax consequences. See the Surrenders, Partial Surrenders/Withdrawals section and the Taxes section.

Your Loan plus accrued interest (together, these are called "Certificate Debt") may not exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month's charges and your coverage will end. See the Lapse section.

If you still have Certificate Debt outstanding when you surrender your Certificate or when you allow your Certificate to lapse, the amount you borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See the Taxes section.

If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the Certificate Debt.

A loan will have a permanent effect on your Certificate's Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options you selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, contract values will be higher than they would have been had no loan been made.

LAPSE

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If the Certificate Fund is not enough, Aon Securities Corporation will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay it.

In insurance terms, we call it a “lapse” when insurance ends because charges are not paid.

How You Can Stop Your Insurance From Lapsing

You must make a payment that increases your Certificate Fund balance (less any Certificate Debt and outstanding charges) to an amount that is enough to pay the monthly charges. Aon Securities Corporation must receive the payment by the later of:

•	61 days after the Monthly Deduction Date; or

•	30 days after the date Aon Securities Corporation mailed you the notice.

If you do not, your insurance will lapse and your Certificate will no longer have any value. A Certificate that lapses with Certificate Debt may affect the way you are taxed. See the Taxes section.

Aon Securities Corporation will send the notice to your last known address on file. If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.

REINSTATEMENT

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. But, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended or if you are no longer an Eligible Group Member. (If you are an Applicant Owner, we will not reinstate a lapsed Certificate if the Covered Person is no longer eligible for coverage under the Group Contract.)

To reinstate your Certificate, you must send the following items to Aon Securities Corporation:

•	A written request for reinstatement.

•	Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential Insurance.

•	A premium payment (less any charges that apply) that is at least enough to pay the monthly charges for the grace period and for two more months. See the Charges And Expenses section.

•	If your Certificate Debt was not repaid at lapse, you must repay it upon reinstatement. (Such repayment would not be subject to any charges deducted from premium payments.)

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We will make your Certificate effective again on the Monthly Deduction Date that occurs after we approve your request for reinstatement. The terms of your original Certificate will still apply. We will apply a new two-year period of incontestability, and the period during which the suicide exclusion applies will start over again. See the Suicide Exclusion and the Incontestability sections.

Currently, we do not charge for a reinstatement. But, we reserve the right to charge for reinstatements in the future.

Reinstatement of your certificate does not reverse or eliminate tax reporting related to a lapse with an outstanding loan.

TAXES

This summary provides general information on the federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax advisor for complete information and advice.

Treatment As Life Insurance And Investor Control

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses or Statement of Additional Information.

We believe we have taken adequate steps to insure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	you will not be taxed on the growth of the funds in the Certificate Fund, unless you receive a distribution from the Certificate Fund, and
•	the Certificate's Death Benefit will be income tax free to your beneficiary.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Moreover, regulations issued to date do not provide guidance concerning the extent to which Participants may direct their investments to the particular available subaccounts of a separate account without causing the Participants, instead of Prudential Insurance, to be considered the owners of the underlying assets. The ownership rights under the Certificate are similar to, but different in certain respects from, those addressed by the Internal Revenue Service (“IRS”) rulings holding that the insurance company was the owner of the assets. For example, Participants have the choice of more funds and the ability to reallocate amounts among available subaccounts more frequently than in the rulings. While we believe that Prudential Insurance will be treated as the owner of the Separate Account assets, it is possible that the Participants may be considered to own the assets.

Because of these uncertainties, we reserve the right to make changes--which will be applied uniformly to all Participants after advance written notice--that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance and that Prudential Insurance will be treated as the owner of the underlying assets.

Pre-Death Distributions

The tax treatment of any distribution you receive before the Covered Person's death depends on whether your Certificate is classified as a Modified Endowment Contract.

Certificates Not Classified As Modified Endowment Contracts

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If you surrender your Certificate or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the IRS. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

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Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.

•	Loans you take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

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The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or an additional benefit is added or removed). You should first consult a tax advisor if you are contemplating any of these steps.

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If the Certificate is classified as a Modified Endowment Contract, then amounts you receive under the Certificate before the Covered Person's death, including loans, withdrawals, assignments and dividends (passed on to you as refunds) which are not reinvested are included in income to the extent that the Certificate Fund before surrender charges exceeds the premiums paid for the Certificate increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to loans, withdrawals, dividends (passed on to you as refunds) which are not reinvested, and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

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Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Certificate for purposes of applying these rules.

Withholding

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations

If you transfer or assign the Certificate to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Certificate to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the Covered Person, if different, dies.

The earnings of the Separate Account are taxed as part of Prudential Insurance's operations. The Separate Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

Federal Income Tax Status Of Amounts Received Under The Certificate

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the death benefit is fixed instead of variable). Here's what that means:

•	First, the Death Benefit is generally not included in the gross income of the beneficiary.

•	Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains.
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Third, surrenders and partial withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income. The taxable portion of the distribution is taxed as ordinary income. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Modified Endowment Contracts section.

•	Fourth, loans are not generally treated as distributions. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Modified Endowment Contracts section.

You should consult your tax advisor for guidance on your specific situation.

Company Taxes

We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the separate account group variable life insurance contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract. We reserve the right to change these tax practices.

Service Fees Payable to Prudential Insurance

Prudential Insurance has entered into agreements with certain underlying portfolios and/or the investment adviser or distributor of such portfolios. Prudential Insurance may provide administrative and support services to such portfolios under these agreements, for which it receives fees ranging from .15% up to 0.30% (as of May 1, 2006) of the average assets allocated to the portfolio. Such administrative and support services may include recordkeeping, printing and distribution of shareholder communications. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose portfolios are offered as investment options.

Legal Proceedings

Prudential is subject to legal and regulatory actions in the ordinary course of its businesses, including class action lawsuits. Prudential's pending legal and regulatory actions include proceedings specific to it and proceedings generally applicable to business practices in the industries in which it operates. Prudential is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In its investment-related operations, Prudential is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that Prudential has made improper or inadequate disclosures in connection with the sale of assets and variable life, annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. Prudential may be a defendant in, or be contractually responsible to third parties for, class action lawsuits and individual litigation arising from the businesses Prudential is winding down or has divested, including claims under the Real Estate Settlement Procedures Act, in connection with its divested residential first mortgage operations and claims related to its discontinued healthcare operations. Prudential is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment. In some of Prudential's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The following is a summary of certain pending proceedings.

In August 2000, plaintiffs filed a purported national class action in the District Court of Valencia County, New Mexico, Azar, et al. v. Prudential Insurance, based upon the alleged failure to adequately disclose the increased costs associated with payment of life insurance premiums on a “modal” basis, i.e., more frequently than once a year. Similar actions have been filed in New Mexico against over a dozen other insurance companies. The complaint asserts claims for breach of the common law duty to disclose material information, breach of the implied covenant of good faith and fair dealing, breach of fiduciary duty, unjust enrichment and fraudulent concealment and seeks injunctive relief, compensatory and punitive damages, both in unspecified amounts, restitution, treble damages, interest, costs and attorneys’ fees. In March 2001, the court entered an order granting partial summary judgment to plaintiffs as to liability. In January 2003, the New Mexico Court of Appeals reversed this finding and dismissed the claims for breach of the covenant of good faith and fair dealing and breach of fiduciary duty. The case was remanded to the trial court and in November 2004, it held that, as to the named plaintiffs, the non-disclosure was material. In July 2005, the court certified a class of New Mexico only policyholders denying plaintiffs’ motion to include purchasers from 35 additional states. In September 2005, plaintiffs sought to amend the court’s order on class certification with respect to eight additional states. In March 2006, the court reiterated its denial of a multi-state class and maintained the certification of a class of New Mexico resident purchasers of Prudential life insurance. The court also indicated it would enter judgment on liability against Prudential for the New Mexico class.

From November 2002 to March 2005, eleven separate complaints were filed against PFI and the law firm of Leeds Morelli & Brown in New Jersey state court. The cases were consolidated for pre-trial proceedings in New Jersey Superior Court, Essex County and captioned Lederman v. Prudential Financial Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential, over 350 claimants who are current and former Prudential employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate federal racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants. In 2004, the Superior Court sealed these lawsuits and compelled them to arbitration. In May 2006, the Appellate Division reversed the trial court’s decisions, held that the cases were improperly sealed, and should be heard in court rather than arbitrated. In November 2006, plaintiffs filed a motion seeking to permit over 200 individuals to join the cases as additional plaintiffs, to authorize a joint trial on liability issues for all plaintiffs, and to add a claim under the New Jersey discrimination law. The motion is pending decision.

Prudential, along with a number of other insurance companies, received formal requests for information from the State of New York Attorney General’s Office (“NYAG”), the Securities and Exchange Commission (“SEC”), the Connecticut Attorney General’s Office, the Massachusetts Office of the Attorney General, the Department of Labor, the United States Attorney for the Southern District of California, the District Attorney of the County of San Diego, and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. Prudential may receive additional requests from these and other regulators and governmental authorities concerning these and related subjects. Prudential is cooperating with these inquiries and has had discussions with certain authorities in an effort to resolve the inquiries into this matter. In December 2006, Prudential reached a resolution of the NYAG investigation. Under the terms of the settlement, Prudential paid a $2.5 million penalty and established a $16.5 million fund for policyholders, adopted business reforms and agreed, among other things, to continue to cooperate with the NYAG in any litigation, ongoing investigations or other proceedings. Prudential also settled the litigation brought by the California Department of Insurance and agreed to business reforms and disclosures as to group insurance contracts insuring customers or residents in California and to pay certain costs of investigation. These matters are also the subject of litigation brought by private plaintiffs, including purported class actions that have been consolidated in the multidistrict litigation in the United States District Court for the District of New Jersey, In re Employee Benefit Insurance Brokerage Antitrust Litigation, and two shareholder derivative actions, Gillespie v. Ryan and Kahn v. Agnew. Both derivative actions were dismissed without prejudice. In Gillespie, the plaintiff entered into a tolling agreement to permit a Special Evaluation Committee of PFI’s Board of Directors to investigate and evaluate his demand that PFI take action regarding these matters. The Committee has completed its investigation and has informed counsel for Mr. Gillespie that it has determined to refuse his demand. The regulatory settlement may adversely affect the existing litigation or cause additional litigation and result in adverse publicity and other potentially adverse impacts to Prudential’s business.

In April 2005, PFI voluntarily commenced a review of the accounting for its reinsurance arrangements to confirm that it complied with applicable accounting rules. This review included an inventory and examination of current and past arrangements, including those relating to discontinued operations. Subsequent to commencing this voluntary review, PFI received a formal request from the Connecticut Attorney General for information regarding its participation in reinsurance transactions generally and a formal request from the SEC for information regarding certain reinsurance contracts entered into with a single counterparty since 1997 as well as specific contracts entered into with that counterparty in the years 1997 through 2002 relating to PFI’s property and casualty insurance operations that were sold in 2003. These investigations are ongoing and not yet complete, and it is possible that PFI may receive additional requests from regulators relating to reinsurance arrangements. PFI intends to cooperate with all such requests.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents who were registered representatives in violation of federal and state law, and that improper deductions were made from these agents’ wages in violation of state law. The complaints seek back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees.

In November 2003, an action was commenced in the United States Bankruptcy Court for the Southern District of New York, Enron Corp. v. J.P. Morgan Securities, Inc., et al., against approximately 100 defendants, including Prudential and related entities, which invested in Enron’s commercial paper. The complaint alleges that Enron’s October 2001 prepayment of its commercial paper is a voidable preference under the bankruptcy laws and constitutes a fraudulent conveyance and that PFI and related entities received prepayment of $125 million. A motion by all defendants to dismiss the complaint was denied in June 2005. Defendants’ motions for leave to appeal are pending.

In August 1999, a Prudential employee and several Prudential retirees filed an action in the United States District Court for the Southern District of Florida, Dupree, et al., v. Prudential Insurance, et al., against Prudential and its Board of Directors in connection with a group annuity contract entered into in 1989 between the Prudential Retirement Plan and Prudential. The suit alleged that the annuitization of certain retirement benefits violated ERISA and that, in the event of demutualization, Prudential would retain shares distributed under the annuity contract in violation of ERISA’s fiduciary duty requirements. In July 2001, plaintiffs filed an amended complaint dropping three counts, and Prudential filed an answer denying the essential allegations of the complaint. The amended complaint seeks injunctive and monetary relief, including the return of what are claimed to be excess investment and advisory fees paid by the Prudential Retirement Plan to PFI. In March 2002, the court dismissed certain of the claims against the individual defendants. A non-jury trial was concluded in January 2005. The court has not yet issued its decision.

In November 1996, plaintiffs filed a purported class action lawsuit against Prudential, the Prudential Home Mortgage Company, Inc. (“PHMC”) and several other subsidiaries in the Superior Court of New Jersey, Essex County, Capitol Life Insurance Company v. Prudential Insurance, et al., in connection with the sale of certain subordinated mortgage securities sold by a subsidiary of PHMC. In May 2000, plaintiffs filed a second amended complaint that alleges violations of the New Jersey securities and Racketeer Influenced and Corrupt Organizations Act, or RICO statutes, fraud, conspiracy and negligent misrepresentation, and seeks compensatory as well as treble and punitive damages. In 2002, class certification was denied. In August 2005, the court dismissed the New Jersey Securities Act and RICO claims and the negligent misrepresentation claims. In February 2007, the matter settled in principle.

In October 2002, Stewart v. Prudential, et al. was brought in the Circuit Court of the First Judicial District of Hinds County, Mississippi by the beneficiaries of an alleged life insurance policy against Prudential and Pruco Life Insurance Company (“Pruco”). The complaint alleges that Prudential and Pruco acted in bad faith when they failed to pay a death benefit on an alleged contract of insurance that was never delivered. On February 15, 2006, the jury awarded the plaintiffs $1.4 million in compensatory damages and $35 million in punitive damages. Motions for a new trial, judgment notwithstanding the verdict and remittitur were denied in June 2006. Prudential and Pruco’s appeal to the Mississippi Supreme Court is pending.

Prudential’s litigation is subject to many uncertainties, and given its complexity and scope, the outcomes cannot be predicted. It is possible that Prudential’s results of operations or cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Prudential believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on Prudential’s financial position.

Financial Statements

The financial statements of the Separate Account should be distinguished from the consolidated financial statements of Prudential Insurance, which should be considered only as bearing upon the ability of Prudential Insurance to meet its obligations under the Contracts. The financial statements of the Separate Account and the consolidated financial statements of Prudential Insurance are made available in the Statement of Additional Information to this prospectus.

Statement of Additional Information

Contents:

The Prudential Insurance Company of America

The Prudential Variable Contract Account GI-2

Principal Underwriter

Distribution and Compensation

Services Performed by Third Parties

State Regulation

ERISA Considerations

Performance Data

Ratings and Advertisement

Premiums

Experts

Financial Statements

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

Aon Securities Corporation--A direct wholly-owned subsidiary of Aon Corporation and an affiliate of Aon Insurance Services, the plan agent for the Contract.

Applicant Owner--A person other than the Eligible Group Member who obtains new insurance coverage on the life of an Eligible Group Member. An Applicant Owner may be, but is not limited to, the Eligible Group Member’s spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust of which the Eligible Group Member is the grantor

Attained Age--Your age on your last birthday on or prior to October 1 of each year.

Business Day--A day on which the New York Stock Exchange is open for trading.

Cash Surrender Value--The amount you receive upon surrender of the Certificate. The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt and outstanding charges.

Certificate--A document issued to you under a Group Contract, setting forth or summarizing your rights and benefits.

Certificate Anniversary--The same date each year as the Certificate Date.

Certificate Date--The effective date of coverage under a Certificate.

Certificate Debt--The principal amount of any outstanding loans you borrowed under your Certificate plus any accrued interest.

Certificate Fund--The total amount credited to you under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

Certificate Year--The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

Contract Anniversary--October 1 of each year.

Contract Date--The date on which the Group Contract is issued.

Covered Person--The person whose life is insured under the Group Contract. The Covered Person is generally the Participant.

Death Benefit--The amount payable upon the death of the Covered Person (before the deduction of any Certificate Debt or any outstanding charges).

Dividend-- A portion of Prudential Insurance divisible surplus allocable to the Group Contract that may be credited to the Group Contract as determined annually by Prudential Insurance’s Board of Directors.

Eligible Group Members-- Members of the AICPA and/or a Qualified State Society of CPAs and/or other qualifying organization who are less than age 75 and not disabled under the terms of the CPA Life Insurance Plan. You may only be covered under either the CPA Life Insurance Plan or the Group Variable Universal Life Insurance, but not both.

Experience Credit--A refund that Prudential Insurance may pay based on favorable experience under the Group Contract.

Face Amount--The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund are each parts of your Death Benefit.

Fixed Account--An investment option under which Prudential Insurance guarantees that interest will be added to the amount deposited at a rate we declare periodically in advance of the effective date of the new rate.

Funds--The Series Fund portfolios and other mutual fund portfolios in which the Separate Account invests. Your investment options include the Funds and the Fixed Account.

Group Contract--A Group Variable Universal Life insurance contract that Prudential Insurance issues to the Trustee of the American Institute of Certified Public Accountants Insurance Trust.

Group Contractholder--The Trustee of the American Institute of Certified Public Accountants Insurance Trust.

Issue Age--The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

Loan Account--An account within Prudential Insurance’s general account to which we transfer from the Separate Account and/or the Fixed Account an amount equal to the amount of any loan.

Maximum Loan Value--The amount (before any applicable transaction charge) that you may borrow at any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges.

Modified Endowment Contract--A type of life insurance contract or Certificate under the Internal Revenue Code, which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if you take distributions (such as withdrawals, loans, dividends (passed on to you as refunds)which are not reinvested or assignments) from a Modified Endowment Contract. Regardless of classification as a Modified Endowment Contract, cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the Taxes section for a more complete description of the Modified Endowment Contract rules.

Monthly Deduction Date--The Contract Date and the first day of each succeeding month, except that whenever the Monthly Deduction Date falls on a date other than a Business Day, the Monthly Deduction Date will be the next Business Day.

Net Amount at Risk – The amount by which your Certificate’s Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

Net Premium--Your premium payment minus any charges for taxes attributable to premiums or any other charges deducted from premium payments. Net premiums are the amounts that we allocate to the Separate Account and/or the Fixed Account.

Paid-Up Coverage--This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. You make one initial premium payment to begin the coverage and never make any additional payments.

Participant--An Eligible Group Member or Applicant Owner under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. We refer to Participants as "you" in this prospectus. If you validly assign your rights as a Participant to someone else, then that person may exercise those rights.

Separate Account--Prudential Variable Contract Account GI-2, a separate investment account registered as a unit investment trust under federal securities laws and established by Prudential Insurance to receive some or all of the Net Premiums and to invest them in the Funds.

Series Fund--The Prudential Series Fund, Inc., a mutual fund with separate portfolios, some of which are available as investment options for the Group Contract.

Subaccount--A division of the Separate Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

We, Prudential Insurance, Us--The Prudential Insurance Company of America.

You--A Participant.

To learn more about Prudential Insurance’s Group Variable Universal Life product, you can request a copy of the Statement of Additional Information (“SAI”) dated May 1, 2007 by calling our customer service center toll free at (800) 562-9874. You can also contact the customer service center if you have any questions regarding your contract or in order to obtain personalized illustrations of death benefits or cash surrender values. All of these services are provided without charge.

The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is legally a part of this prospectus. Prudential Insurance also files other reports with the SEC. All of these filings can be reviewed and copied at the SEC’s offices, and can be obtained from the SEC’s Public Reference Room, 450 5th Street N.W., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the Prudential Group Variable Universal Life SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is in the Statement of Additional Information section of this prospectus.

Group Variable Universal Life Insurance (contract series 89759) is issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3177 and is distributed by Prudential Investment Management Services LLC (PIMS), administered and offered through Aon Securities Corporation, Member NASD/SIPC, 159 East County Line Road, Hatboro, PA 19040-1218, 1-800-223-7473. PIMS is located at Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. The Plan Agent of the AICPA Insurance Trust is Aon Insurance Services. Aon Securities Corporation and Aon Insurance Services are not affiliated with either Prudential or PIMS

Investment Company Act of 1940: Registration No. 811-07545

Supplement Dated May 1, 2007

To Prospectus Dated May 1, 2007

For Group Variable Universal Life Insurance

Special Features of the Group Contract For

American Standard

This document is a supplement to the prospectus dated May 1, 2007 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential Insurance,” “we,” “us”) offers to you. This supplement is not a complete Prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the American Standard Group Variable Universal Life Contract and Certificates. In this supplement, we list the 20 funds that are available to you under the American Standard Group Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum charge” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum charge, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% of each premium payment. Current charge – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current amount deducted - 2.60% of each premium payment.
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2 from each premium payment. Current charge - $0.00.

_________________________

1 For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential Insurance. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 or 2% of the amount surrendered. Current charge - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum – the lesser of $20 or 2% of the amount withdrawn. Current Charge - $0.00
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current Charge - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current Charge - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current charge - $0.00.
Loan Interest	This charge accrues daily.	Current charge - The Loan Account crediting rate plus 2%. The Loan Account crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Separate Account Charge (for Mortality and Expense Risk)	Deducted daily	Maximum – an amount equal to the effective annual rate of 0.90% Current – an amount equal to the effective annual rate of 0.45%
Charge for Administrative Expenses	Deducted monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance[2]		Maximum - $83.33 Minimum - $0.049**
Charge for a Representative Certificate Owner	Deducted monthly	Representative current charge - $0.14****
*Additional Insurance Benefits[3]:
Spouse Term Insurance	Deducted monthly	Maximum -$21.822*** Minimum - $0.050*** Representative current charge - $0.138*****

Child Term Insurance	Deducted monthly	Maximum - $0.06*** Minimum - $0.06***

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_________________________

2 The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3 These benefits may not be available to some groups.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Representative current charge - $0.06******
AD&D on employee’s life	Deducted monthly	Maximum- $0.025*** Minimum - $0.020***
Representative current charge – 0.020******
AD&D on employee and family’s life	Deducted monthly	Maximum - $0.034*** Minimum - $0.032***
Representative current charge – 0.032******

* The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net

Amount at Risk.

** This amount is the minimum currently charged. The contract does not specify a guaranteed minimum rate.

*** These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.

**** The representative current charge for cost of insurance is a sample rate currently charged for a 48 year old insured, who is an active employee in American Standard.

***** The representative current charge for spouse term insurance is a sample rate currently charged for a 48 year old insured,

who is the spouse of an active employee in American Standard.

****** The representative current charge for additional insurance benefits are sample rates currently charged.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses*	Minimum	Maximum
Gross expenses deducted from the Fund’s assets, including management fees, distribution [and/or service] (12b-1) fees, and other expenses	0.37%	1.72%

*For 2006, the net fees of these funds, after consideration of any expense reimbursements or waivers, ranged on an annual basis from 0.38% to 1.78% of fund assets.

Portfolio Companies

There are currently 20 variable investment options (Funds) available under the American Standard Group Variable Universal Life Contract and Certificates. Set out below is a list of each available Fund, its investment management fees and other expenses, and its investment advisor/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential Insurance and/or its affiliates for certain marketing efforts.

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The Funds

The Prudential Series Fund, Inc.

(Class I Shares)

Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in high-grade debt obligations and high-quality money market investments. The Portfolio may invest up to 20% of its total assets in debt securities issued outside the U.S., by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

Equity Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stock of major established companies, as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities.

Flexible Managed Portfolio: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments. A portion of the Portfolio assets may be invested in high-yield/high-risk debt securities. The Portfolio may also invest in foreign securities.

Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

Jennison Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities.

Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.

Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) by investing at least 80% of its investable assets in S&P 500 stocks.

Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that we believe are undervalued - those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITS) and up to 30% of its total assets in foreign securities.

AllianceBernstein Variable Products Series Fund, Inc.

(Class A Shares)

AllianceBernstein Real Estate Investment Portfolio: The Portfolio’s investment objective is total return from long-term growth of capital and income. Under normal circumstances, the Portfolio invests at least 80% of its net assets in ‘REITs” and other real estate industry companies. The Portfolio invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

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DWS VARIABLE SERIES II

(Class A Shares)

DWS Government & Agency Securities VIP: The portfolio seeks high current income consistent with preservation of capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities.

DWS High Income VIP: The portfolio seeks to provide a high level of current income. Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (ie. Grade BB/Ba and below). The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

Franklin® Templeton® Variable Insurance Products Trust

(Class 2 Shares)

Templeton Developing Markets Securities Fund: Seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments and normally invests primarily to predominantly in equity securities.

Templeton Foreign Securities Fund: Seeks long-term capital growth. The Fund normally investsat least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities.

Janus Aspen Series

(Institutional Shares)

International Growth Portfolio: Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of issuers from countries outside the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

Large Cap Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000® Index at the time of purchase. Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

Lazard Retirement Series, Inc.

(Service Shares)

Lazard Retirement Small Cap Portfolio: The Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively small U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers “small cap companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2000® Index (ranging from approximately $23 million to $5.4 billion as of March 31, 2006). Because small cap companies are defined by reference to an index, the market capitalizations of companies in which the Portfolio may invest may vary with market conditions. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap companies. These securities generally have, in the

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Investment Manager’s opinion, the potential to become a larger factor in the company’s business sector, significant debt but high levels of free cash flow and/or a relatively short corporate history with the expectation that the business may grow.

MFS® Variable Insurance TrustSM

(Initial Class Shares)

MFS Research Series: Seeks to provide long-term growth of capital and future income by investing at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio: Seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

Mid Cap Growth Portfolio: Seeks long-term capital appreciation by investing primarily in mid-cap stocks with potential for above average earnings growth.

New America Growth Portfolio: Seeks long-term capital growth by investing primarily in common stocks of growth companies.

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Fund Fees and Expenses

	Investment		Acquired
	Advisory	Other	Portfolio	12b-1	Total
Fund Name	Fees	Expenses	Fees and Expenses[1]	Fees	Expenses[2]

The Prudential Series Fund, Inc.
(Class I Shares)
Diversified Bond Portfolio	0.40%	0.05%	--	--	0.45%
Equity Portfolio	0.45%	0.02%	--	--	0.47%
Flexible Managed Portfolio	0.60%	0.02%	--	--	0.62%
Global Portfolio	0.75%	0.09%	--	--	0.84%
Jennison Portfolio	0.60%	0.03%	--	--	0.63%
Money Market Portfolio	0.40%	0.03%	--	--	0.43%
Stock Index Portfolio	0.35%	0.02%	--	--	0.38%
Value Portfolio	0.40%	0.03%	--	--	0.43%

AllianceBernstein Variable Products Series
Fund, Inc. (Class A Shares)
AllianceBernstein Real Estate Investment Portfolio	0.55%	0.28%	--	--	0.83%

DWS Variable Series II
(Class A Shares)
DWS Government & Agency Securities VIP (3)	0.55%	0.12%	--	--	0.67%
DWS High Income VIP (3)	0.59%	0.11%	--	--	0.70%

Franklin Templeton Variable Insurance
Products Trust (Class 2 Shares)
Templeton Developing Markets Securities Fund (4)	1.23%	0.24%	--	0.25%	1.72%
Templeton Foreign Securities Fund (4)	0.63%	0.15%	0.03%	0.25%	1.06%

Janus Aspen Series
(Institutional Shares)
International Growth (5)	0.64%	0.07%	--	--	0.71%
Large Cap Growth Portfolio (5)	0.64%	0.05%	--	--	0.69%

Lazard Retirement Series, Inc.
(Service Shares)
Small Cap Portfolio (6)	0.75%	0.22%	--	0.25%	1.22%

MFS Variable Insurance Trust
(Initial Class Shares)
MFS Research Series (7)	0.75%	0.14%	--	--	0.89%

T. Rowe Price Equity Series Inc.
Equity Income Portfolio (8)	0.85%	0.00%	--	--	0.85%
Mid Cap Growth Portfolio (8)	0.85%	0.00%	--	--	0.85%
New America Growth Portfolio (8)	0.85%	0.00%	--	--	0.85%

7

•Each Asset Allocation Portfolio invests in shares of other Portfolios of the Fund and the Advanced Series Trust (the Acquired Portfolios). In addition, each Portfolio may invest otherwise uninvested cash in the Dryden Core Investment Fund (Money Market and/or Short-Term Bond Series).

Investors in an Asset Allocation Portfolio or other Portfolio indirectly bear the fees and expenses in the Acquired Portfolios and/or Dryden Core Investment Fund. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios and/or Dryden Core Investment Fund, in which the Asset Allocation Portfolios or other Portfolios invested during the year ended December 31, 2006. The Asset Allocation Portfolios do not pay any tranaction fees when they purchase and redeem shares of the Acquired Portfolios.

Where "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

[2]

Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows, may be discontinued or otherwise modified at any time. Diversified Bond Portfolio: 0.75%; Equity Portfolio 0.75%; Flexible Managed Portfolio: 0.75%; Jennison Portfolio: 0.75%; Money Market Portfolio: 0.75%; Stock Index Portfolio: 0.75%; Value Portfolio 0.75%.

3.	Management fees have been restated to reflect the new fee schedule effective October 1, 2006.

4 The Fund administration fee is paid indirectly through the management fee.

The Fund's fees and expenses have been restated as if the Fund's new investment management and fund administration agreements had been in place for the fiscal year ended December 31, 2006. The manager and administrator, however, have contractually agreed in advance to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund are phased in over a five year period, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of the four years thereafter through April 30, 2012, the manager and administrator will receive one-fifth of the increase in the rate of fees. Beginning May 1, 2012, the full new investment management and administration fees will then be in effect.

The Fund does not pay management fees but it does pay an administration fee of 0.10%, which is included in “other expenses” and will indirectly bear its proportionate share of any management fees and other expenses paid by the underlying funds in which it will invest. Acquired funds’ estimated fees and expenses are based on the acquired funds’ expenses for the fiscal year ended December 31, 2006.

The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund’s fees and expenses are due to those of the acquired fund. This reduction is required by the Trust’s board of trustees and an exemptive order of the Securities and Exchange Commission (SEC).

5.	The ‘‘Management Fee’’ is the investment advisory fee paid by each Portfolio to Janus Capital.

‘‘Acquired Fund’’ means any underlying portfolio in which a Portfolio invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to each portfolio’s ratio of gross expenses to average net assets appearing in the Financial Highlights tables, which reflect the operating expenses of a Portfolio and does not include Acquired Fund fees and expenses. Amounts less than 0.01%, if applicable, are included in Other Expenses.

Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive certain Portfolios’ total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to certain limits until at least May 1, 2008. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Statement of Additional Information.

[6]

The Investment Manager has contractually agreed to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2006, to the extent Total Annual Portfolio Operating Expenses exceed 1.60%, of the average daily net assets of the Portfolio’s Service Shares.

The Investment Manager has contractually agreed to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2006, to the extent Total Annual Portfolio Operating Expenses exceed 1.25% of the average daily net assets of the Portfolio’s Service Shares.

7 .

The fund has entered into an expense offset arrangement that reduces the fund’s custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.

MFS has agreed in writing to bear the funds’ expenses, such that "Other Expenses", determined without giving effect to the expense offset arrangements described above, do not exceed 0.15% annually (0.20% annually for the Research Bond Series). This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses and will continue until at least April 30, 2008.

[8]

Management fees include the ordinary, recurring operating expenses of the Portfolio, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the Fund’s independent directors.

8

Fund Advisers

Prudential Investments LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Series Fund. PI will furnish investment advisory services and administrative services in connection with the management of the Series Fund portfolios under a “manager-of-managers” approach. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Jennison Portfolio and the Value Portfolio. Jennison also serves as a subadviser for approximately 50% of the assets of the Equity Portfolio. Jennison is located at 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Diversified Bond Portfolio and the Money Market Portfolio. PIM also serves as a subadviser for a portion of the assets of the Flexible Managed Portfolio. PIM is located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Quantitative Management Associates LLC (“QMA”), a wholly-owned subsidiary of PIM, serves as the subadviser for the Stock Index Portfolio. QMA also serves as a subadviser for the Flexible Managed Portfolio. QMA is located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

ClearBridge Advisors LLC (“ClearBridge”) serves as a subadviser for approximately 50% of the assets of the Equity Portfolio. ClearBridge is located at 100 Light Street, Baltimore, Maryland 21202.

LSV Asset Management (“LSV”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. LSV is located at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (“Marsico”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. Marsico is an indirect, wholly-owned subsidiary of Bank of America Corporation. Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. T. Rowe Price is located at 100 East Pratt Street, 10th Floor, Baltimore, Maryland 21202.

William Blair & Company LLC (“William Blair”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. William Blair is located at 222 West Adams Street, Chicago, Illinois 60606.

AllianceBernstein L.P. ("the Adviser") is the investment adviser to each of the AllianceBernstein Variable Products Series funds. The Adviser's principal business address is 1345 Avenue of the Americas, New York, New York 10105.

The investment advisor of the DWS Variable Series II portfolios is Deutsche Investment Management Americas Inc. (“Deutsche”). Deutsche’s principal business address is 345 Park Avenue, New York, NY 10154.

Templeton Investment Counsel, LLC, located at 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394, serves as the investment adviser for the Templeton Foreign Securities Fund. Templeton Asset Management Ltd., located at 7 Temasek Boulevard, #38-3, Suntec Tower I, Singapore 038987, serves as the investment advisor for the Templeton Developing Markets Securities Fund.

Janus Capital Management LLC ("Janus Capital") serves as the investment adviser for the Janus Aspen Series portfolios. Janus Distributors LLC serves as the principal underwriter to each of the above-mentioned portfolios. Janus Capital's principal business address is 151 Detroit Street, Denver, Colorado 80206-4928.

Lazard Asset Management LLC ("Lazard"), a Delaware limited liability company, serves as the investment manager and principal underwriter to the above-mentioned Lazard Retirement Series, Inc. portfolio. Lazard's principal business address is 30 Rockefeller Plaza, New York, New York 10112.

9

The investment adviser for each MFS Variable Insurance Trust series is Massachusetts Financial Services Company ("MFS"). MFS' principal business address is 500 Boylston Street, Boston, Massachusetts 02116.

The investment manager for each of the T. Rowe Price Equity Series Inc. portfolios is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price's principal business address is 100 East Pratt Street, Baltimore, Maryland 21202.

For complete information on each portfolio mentioned above, please see the individual Portfolio’s Prospectus. You may request copies by calling The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at 1-800-562-9874.

Your enrollment kit gives more information about the past performance of each Fund. This past performance is no guarantee of future results

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%.

Charges

The current charges under the American Standard Group Contract are as follows:

1.

Charges for Taxes on Premium Payments. Prudential Insurance deducts a charge of 2.60% from each premium payment. This charge is to compensate Prudential Insurance for incurring state and local premium taxes (currently 2.25%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2.	Daily Charges for Mortality and Expense Risks. For American Standard, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

3.	Daily Charges for Investment Management Fees and Expenses. Each of the underlying mutual funds deducts investment management fees and expenses. These fees are described earlier in this supplement.

4.

Monthly Charges. Prudential Insurance deducts a monthly charge for the cost of insurance, and, if applicable, a monthly charge for administrative expenses. Currently, there is no monthly charge for administrative expenses under the American Standard plan.

The highest current rate per thousand is $25.51, and applies to insureds at age 99, who have ported their coverage. The lowest current rate per thousand is $.049, and applies to insured active employees under age 30.

The following table provides sample per thousand cost of insurance rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.075
45	$.138
55	$.400
65	$1.237

Spouse Term Insurance: The highest current rate per thousand is $21.25, and applies to spouses at age 99. The lowest current rate per thousand currently offered for this benefit is $.049, and applies to spouses under age 30.

The following table provides sample per thousand Spouse term insurance charges:

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Insured’s Age	Monthly Rate per $1000
35	$.077
45	$.142
55	$.411
65	$1.270

Child term insurance: The rate for child term insurance is currently $0.06 per thousand.

AD&D on the employee’s life: The rate per thousand currently offered for this coverage is $.020. Generally, one rate is payable at all ages for a given group of insureds.

AD&D family rate: The rate per thousand currently offered for this coverage is $.032. Generally, one rate is payable at all ages for a given group of insureds.

5.	Possible Additional Charges. For details on possible additional charges, see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility: Eligible Group Members for the Group Variable Universal Life Insurance are:

Employees of American Standard who were participating in the Group Variable Universal Life Insurance program on 12/31/04. Prior to January 1, 2005, eligibility was open to all employees who were eligible for the American Standard Flexible Benefits Plan and had either (1) a Benefits Eligible Pay of $75,000 or more or (2) as of December 31, 2001 had an accumulated additional premium balance in the Cash Accumulation Fund under the American Standard Group Universal Life Plan in existence on that date.

See the Applicant Owner Provision section of the prospectus to learn about how a spouse or other person may apply for coverage on the life of the employee. On and after January 1, 2005, no new enrollments are allowed into this plan.

We refer to each person who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant.

Enrollment Period: Prior to January 1, 2005 an eligible employee or spouse could enroll during American Standard's annual enrollment period and within 31 days of any life event included under American Standard's definition of Qualifying Life Event. New employees could enroll for coverage during the year as long as it was within 31 days after first becoming eligible. On and after January 1, 2005, no new enrollments are allowed into the plan.

Coverage Information

Face Amount

A Participant may choose a Face Amount from one times his or her Benefits Eligible pay to six times his or her Benefits Eligible pay, up to a maximum of $3,000,000. (When Face Amount is based on salary, we round the Benefits Eligible pay to the next higher multiple of $1,000 if it is not already an even multiple of $1,000).

Once enrolled, you may increase your Face Amount of insurance within 31 days following a qualifying life event or at annual enrollment. However, increased coverage may require evidence of insurability satisfactory to Prudential Insurance, as explained in the section Evidence Of Good Health below.

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Evidence Of Good Health

You must give evidence of good health if you enroll for a Face Amount that is more than three times your Benefits Eligible pay or $750,000. However, special rules applied during the November 2001 and October 2003 enrollment periods.

Once enrolled, you will need to give evidence of good health, satisfactory to Prudential Insurance, when increasing coverage, except that you will be able to increase your Face Amount within 31 days of a qualifying life event, by one times your Benefits Eligible pay, without having to submit evidence of good health.

Changes In Face Amount

Increases In Face Amount: Once enrolled, you may increase your Face Amount of insurance.. However, increased coverage may require evidence of insurability satisfactory to Prudential Insurance, as noted in the section Evidence of Good Health above.

Decreases In Face Amount: Generally, your Face Amount will not decrease unless you request a decrease from Prudential, which you can do at any time. However, if your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

Additional Insurance Benefits

Accelerated Benefit Option: A Participant can elect to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. A Participant may elect up to 50% of the Death Benefit, subject to a maximum of $250,000. “Terminally Ill” means the Participant has a life expectancy of 12 months or less.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. For the purposes of this exclusion, the coverage effective date is the earlier of the date you become covered under the Prudential Group Variable Universal Life Plan, and the date you were previously covered under a Group Universal or Group Variable Universal Life Insurance Policy issued to American Standard, if applicable. See the Suicide Exclusion section of the prospectus.

Changes in Personal Status

Continuing Coverage When You Retire, Terminate Employment or Become Disabled

•

If you retire under American Standard's retirement guidelines, you may continue your coverage. Prudential Insurance will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

•

If you are disabled, you may continue your coverage, subject to American Standard's benefit provisions for disabled participants. Prudential Insurance will bill you directly for premium payments and will charge you a fee, currently $3 per bill, for administration expenses.

•

If you terminate employment at any other time, you may continue your coverage on a Portable basis. If you continue coverage on a Portable basis, your rates will be higher than rates for coverage as an active employee. Prudential Insurance will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses.

Termination of The Group Contract

Either American Standard or Prudential Insurance may end the Group Contract. See the Termination of a Group Contractholder’s Participation section of the prospectus for the conditions under which Prudential Insurance may terminate the Group Contract.

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If the Group Contract ends, the effect on Participants depends on whether or not American Standard replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

•

If American Standard does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential Insurance will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

•

If American Standard does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; continue coverage on a Portable basis; or elect to receive the Cash Surrender Value of your Certificate.

•

You may continue your plan regardless of whether American Standard replaces the Group Contract if, as of the date the Group Contract terminates, you have already elected to continue your coverage on a Portable basis.

See the Options on Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

For active employees and their dependents, American Standard will send routine premium payments to Prudential Insurance by payroll deduction. Former employees who retire under American Standard’s retirement guidelines, employees on an approved leave of absence, and those former employees who elect Portability will be billed directly by Prudential Insurance and will submit their premium payments directly to Prudential Insurance.

When Monthly Charges are Deducted

We calculate and deduct the monthly charge from your Certificate Fund, depending upon whether you make routine premium payments by automatic payroll deduction or directly to Prudential Insurance. We deduct the monthly charge from each investment option in the same proportions that your Certificate Fund is invested.

If you make routine premium payments by automatic payroll deduction through American Standard, we generally will deduct the monthly charge once per month, on the Monthly Deduction Date. The Monthly Deduction date will generally coincide with the date that we receive premium payments. However, if premium payments have not been transferred to us by the 45th day after the premium due date, we will deduct the monthly charge from the Certificate Fund on that 45th day.

If you make routine premium payments directly to Prudential Insurance, we generally will deduct charges once per period, on the date that we receive your premium payments. If your premium payments have not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day. For select groups that utilize monthly premium processing, the charges will be deducted from the Certificate Fund on the first business day of every month, regardless of the billing frequency.

Cash Surrender Value and Death Benefit

If you ask, Prudential Insurance will give you an illustration of how the Cash Surrender Value and the Death Benefit of your certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed face amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration.”

13

Cancellation Right

You may return a Certificate for a refund within 10 days after you receive it. These 10 days are known as the “free look” period. You can ask for a refund by mailing the Certificate back to Prudential Insurance. During the first 20 days after the Certificate Date, your premium payments are held in the Series Fund Money Market Portfolio.

Other Primary Features of the Plan

The prospectus describes the standard features of the American Standard Group Contract, including:

•	how Prudential Insurance issues Certificates

•	the free look period

•	transfers between investment options

•	dollar cost averaging

•	how paid-up coverage may be available

•	Suicide exclusion

•	contestability rules

•	how you can change future premium allocations among investment options

•	the Death Benefit and contract values

•	withdrawals

•	details on how loans work

•	how your insurance could end (known as “lapsing”)

•	reinstatement of your coverage

•	tax treatment of Certificate benefits

•	definitions of special terms

Please refer to the prospectus for information on these and other features of the American Standard Group Contract.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

14

Supplement dated May 1, 2007

to Prospectus dated May 1, 2007

for Group Variable Universal Life Insurance

Special Features of the Group Contract for

JP Morgan Chase & Company

This document is a supplement to the prospectus dated May 1, 2007 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential Insurance,” “we,” “us”) offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the JP Morgan Chase & Company Group Variable Universal Life Contract and Certificates. In this supplement, we list the 12 Funds that are available to you under the JP Morgan Chase & Company Group Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% of each premium payment. Current charge – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current amount deducted - 2.519% of each premium payment.
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2 from each premium payment. Current charge - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 or 2% of the amount surrendered. Current charge - $0.00.

_________________________

1 For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential Insurance. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.519% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 or 2% of the amount withdrawn. Current charge - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current Charge - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current Charge - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current charge - $0.00.
Loan Interest	This charge accrues daily.	Current charge - The Loan Account crediting rate plus 1%. The Loan Account crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Separate Account Charge (for Mortality and Expense Risk)	Deducted daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current – 0.45% of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Deducted monthly	Maximum - $6.00 Current - $2.00
*Cost of Insurance2		Maximum - $83.33 Minimum - $0.052**
Charge for a Representative Certificate Owner	Deducted monthly	Representative current charge - $0.18***

*	The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
**	This amount is the minimum currently charged. The contract does not specify a guaranteed minimum rate.
***	The representative current charge for cost of insurance is a sample rate currently charged for a 49 year old non-smoking insured, who is an active employee in JP Morgan.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

_________________________

2 The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

2

Total Annual Fund Operation Expenses*	Minimum	Maximum
Gross expenses deducted from the Fund’s assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.43%	1.23%

*For 2006, the net fees of these funds ranged on an annual basis from 0.45% to 1.23% of fund assets (after expense reimbursements or waivers, which reimbursements or waivers may terminate at any time).

Portfolio Companies

There are currently 12 variable investment options offered under the JP Morgan Chase & Company Group Variable Universal Life Contract and Certificates. Set out below is a list of each available Fund, its investment management fees and other expenses, and its investment adviser/investment manager. Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential Insurance and/or its affiliates for certain marketing efforts.

The Funds

The Prudential Series Fund, Inc.

(Class I Shares)

Flexible Managed Portfolio: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments. A portion of the Portfolio assets may be invested in high-yield/high-risk debt securities. The Portfolio may also invest in foreign securities.

Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio normally invests at least 80% of its investable assets in high-yield/high-risk debt securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations.

Jennison Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities.

Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.

J.P. Morgan Series Trust II

JPMorgan Bond Portfolio: Seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity. Under normal circumstances, the Portfolio invests at least 80% of its Assets in debt investments, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities that are believed to have the potential to provide a high total return over time. “Assets” means net assets, plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the management team will keep the Portfolio’s duration within one year of that of the Lehman Aggregate Bond Index.

JPMorgan International Equity Portfolio: Seeks to provide high total return from a portfolio of equity securities of foreign companies. Under normal circumstances, the Portfolio invests at least 80% of the value of its Assets in equity investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Portfolio will primarily invest in foreign companies of various sizes, including foreign subsidiaries of U.S. companies. The adviser seeks

3

to diversify the Portfolio’s investments by investing in at least three different issuers in companies other than the United States. However, the Portfolio may invest a substantial part of its assets in just one country. The Portfolio intends to invest in companies (or governments) in the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the subadviser may select from time to time. A substantial part of the Portfolio’s assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index. The Portfolio may also invest in companies or governments in emerging markets.

JPMorgan Small Company Portfolio: Seeks to provide high total return from a portfolio of small company stocks. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity investments of small-cap companies whose market capitalizations are equal to those within the universe of the Russell 2000® Index at the time of purchase. “Assets” means net assets, plus the amount of borrowings for investment purposes. Sector by sector, the Portfolio’s weightings are similar to those of the Russell 2000 Index. The Portfolio can moderately underweight or overweight sectors when it believes it will benefit performance.

JPMorgan U.S. Large Cap Core Equity Portfolio: Seeks to provide high total return from a portfolio of selected equity securities. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity investments of large-cap U.S. companies whose market capitalizations are over $2 billion at the time of purchase. “Assets” means net assets, plus the amount of borrowings for investment purposes. Sector by sector, the Portfolio’s weightings are similar to those of the S&P 500 Index. The Portfolio seeks to maintain sector weightings within +/-3% of the S&P Index.

American Century( Variable Portfolios, Inc.

(Class I Shares)

VP Balanced Fund: Seeks capital growth and current income over time by investing approximately 60% of the Portfolio's assets in the equity securities described in the prospectus, and intends to invest the remainder of the Portfolio's assets in investment grade bonds and other fixed-income debt securities.

VP International Fund: Seeks capital growth over time by investing in stocks of growing foreign companies in developed countries considered to have better-than-average prospects for appreciation. that the managers believe will increase in value over time. International investing involves special risks, such as political instability and currency fluctuation.

VP Value Fund: Seeks long-term capital growth over time with income as a secondary objective, by investing primarily in equity securities of companies that are believed by management to be undervalued at the time of purchase.

4

Fund Fees and Expenses

	Investment	Acquired
	Advisory	Other	Portfolio	12b-1	Total
Funds	Fees	Expenses	Fees and Expenses[1]	Fees	Expenses[2]

Prudential Series Fund, Inc.
(Class I Shares)
Flexible Managed Portfolio	0.60%	0.02%	--	--	0.62%
Global Portfolio	0.75%	0.09%	--	--	0.84%
High Yield Bond Portfolio	0.55%	0.03%	--	--	0.58%
Jennison Portfolio	0.60%	0.03%	--	--	0.63%
Money Market Portfolio	0.40%	0.03%	--	--	0.43%

J.P. Morgan Series Trust II
JPMorgan Bond Portfolio (3) (4)	0.30%	0.45%	--	--	0.75%
JPMorgan International Equity Portfolio (3) (4)	0.60%	0.60%	--	--	1.20%
JPMorgan Small Company Portfolio (3) (4)	0.60%	0.55%	--	--	1.15%
JPMorgan U. S. Large Cap Core Equity Portfolio (3) (4)	0.35%	0.50%	--	--	0.85%

American CenturyÂ Variable Portfolios, Inc.
(Class I Shares)
VP Balanced Fund (5)	90%	--	--	--	90%
VP International Fund (5)	1.23%	--	--	--	1.23%
VP Value Fund (5)	0.93%	--	--	--	0.93%

•Each Asset Allocation Portfolio invests in shares of other Portfolios of the Fund and the Advanced Series Trust (the Acquired Portfolios). In addition, each Portfolio may invest otherwise uninvested cash in the Dryden Core Investment Fund (Money Market and/or Short-Term Bond Series).

Investors in an Asset Allocation Portfolio or other Portfolio indirectly bear the fees and expenses in the Acquired Portfolios and/or Dryden Core Investment Fund. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios and/or Dryden Core Investment Fund, in which the Asset Allocation Portfolios or other Portfolios invested during the year ended December 31, 2006. The Asset Allocation Portfolios do not pay any tranaction fees when they purchase and redeem shares of the Acquired Portfolios.

Where "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

2.

Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows, may be discontinued or otherwise modified at any time. Flexible Managed Portfolio: 0.75%; High Yield Bond Portfolio: 0.75%; Jennison Portfolio: 0.75%; Money Market Portfolio.

3.	“Other Expenses” are based on expenses incurred in the most recent fiscal year.

4.

Reflect written agreements pursuant to which JPMorgan Funds Management, Inc. agrees that it will reimburse the Bond Portfolio, International Equity Portfolio, Small Company Portfolio and the U.S. Large Cap Core Equity Portfolio to the extent total annual operating expenses of the Portfolios’ Shares (excluding interest, taxes and extraordinary expenses) exceed 0.75%, 1.20%, 1.15% and 0.85%, respectively of its average daily net assets through 4/30/07. In addition, the Portfolios’ service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

5

5.	This Fund has a stepped fee schedule. As a result, the Fund’s management rate generally decreases as the fund assets increase.

Other expenses, which include the fees and expenses of the fund's independent directors and their legal counsel, interest, and fees and expenses incurred indirectly by the fund as a result of investment in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles, were less than 0.005% for the most recent fiscal year.

Fund Advisers

Prudential Investments LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Series Fund. PI will furnish investment advisory services and administrative services in connection with the management of the Series Fund portfolios under a “manager-of-managers” approach. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Jennison Portfolio. Jennison is located at 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the High Yield Bond Portfolio and the Money Market Portfolio. PIM also serves as a subadviser for a portion of the assets of the Flexible Managed Portfolio. PIM is located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Quantitative Management Associates LLC (“QMA”), a wholly-owned subsidiary of PIM, also serves as the subadviser for the the Flexible Managed Portfolio. QMA is located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Marsico Capital Management, LLC (“Marsico”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. Marsico is an indirect, wholly-owned subsidiary of Bank of America Corporation. Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. T. Rowe Price is located at 100 East Pratt Street, 10th Floor, Baltimore, Maryland 21202.

William Blair & Company LLC (“William Blair”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. William Blair is located at 222 West Adams Street, Chicago, Illinois 60606.

J.P. Morgan Investment Management Inc. ("J.P. Morgan") serves as the investment adviser to each of the above-mentioned J.P. Morgan Series Trust II portfolios. J.P Morgan's principal business address is 522 Fifth Avenue, New York, New York 10036.

The investment adviser for the VP Balanced Fund and the VP Value Fund above are American Century Investment Management, Inc. ("ACIM"). ACIM's principal business address is 4500 Main Street, Kansas City, Missouri 64111. The investment adviser for the VP International Fund above is American Century Global Investment Management, Inc., (“ACGIM”). ACGIM principal business address is 666 3rd Avenue, 23rd floor, New York, New York, 10017.

For complete information on each portfolio mentioned above, please see the individual Portfolio’s Prospectus. You may request a copy by calling The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874.

Your enrollment kit gives more information about the past performance of each Fund. This past performance is no guarantee of future results.

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%.

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Charges

The current charges under the JP Morgan Chase & Company Group Contract are as follows:

1.

Charges for taxes on premium payments. Prudential deducts a charge of 2.519% from each premium payment. This charge is to compensate Prudential for incurring state and local premium taxes (currently 2.169%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2.

Daily charges for mortality and expense risks. Prudential deducts this charge from the assets of the JP Morgan Chase & Company Group Contract that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

For JP Morgan Chase & Company, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

3. Daily charges for investment management fees and expenses. Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

4. Monthly charges. Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $2.00 for administrative expenses from your Certificate Fund.

The highest current rate per thousand is $36.86, and applies to insureds at age 99, who are smokers. The lowest current rate per thousand is $0.052, and applies to insureds under age 30, who are nonsmokers.

The following table provides sample per thousand cost of insurance rates for nonsmokers:

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.069
45	$.178
55	$.455
65	$1.267

5.	Possible Additional Charges. For details on possible additional charges, see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility: Eligible Group Members for the Group Variable Universal Life Insurance include:

•

Current or former employees of JP Morgan who were enrolled in the Group Variable Universal Life Insurance plan prior to 12/31/2001, and have chosen not to enroll in the JP Morgan Chase & Company’s other voluntary group life insurance program, the supplemental term life insurance plan.

•

Spouses of current or former employees of JP Morgan or their Spouses who were enrolled in the Group Variable Universal Life Insurance plan prior to 12/31/2001, and whose Employee Spouses have chosen not to enroll in the JP Morgan Chase & Company’s other voluntary group life insurance program, the supplemental term life insurance plan.

We refer to each person who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant.

Enrollment Period: There is a limited enrollment period for the JP Morgan Chase & Company Group Variable Universal Life Insurance plan. You or your spouse would have had to enroll in the plan prior to 12/31/2001. No new employees or spouses may enroll for coverage after that date.

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Coverage Information

Face Amount

An employee may have chosen a Face Amount from $50,000 to the lesser of $1,500,000 or five times annual eligible compensation. (When Face Amount is based on eligible compensation, we round the Face Amount to the next higher multiple of $100 if it is not already an even multiple of $100).

A spouse may have chosen a Face Amount from $50,000 to $300,000.

Both employee and spouse face amounts must have been approved by Prudential Insurance prior to January 1, 2002.

Evidence Of Good Health

Because you may no longer elect or increase your coverage or your spouse’s coverage there is no requirement to provide evidence of good health.

Changes In Face Amount

Increases in Face Amount: After January 1, 2002, the Face Amount of insurance that you have previously chosen may not be increased.

Decreases in Face Amount: Generally, your coverage amount will not decrease unless you request a decrease from Prudential Insurance. However, if your coverage amount is a multiple of salary, your coverage amount may decrease if your salary decreases.

See the Changes in Face Amount and Taxes sections of the prospectus.

Additional Insurance Benefits

Accelerated Benefit Option: You or your spouse can choose to receive an early payment of all or part of the Death Benefit when diagnosed as being terminally ill. Your accelerated benefit is subject to a maximum of $50,000 or 50% of your Face Amount of insurance, whichever is less. "Terminally ill" means you have a life expectancy of 12 months or less.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the Suicide Exclusion section of the prospectus.

Changes in Personal Status

Continuing Coverage When You Become Disabled

There is no disability provision under your Certificate, but you may continue your Group Variable Universal Life Coverage while on Disability Leave of Absence. Prudential Insurance will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire. Prudential Insurance will continue to bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

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Continuing Coverage If You Leave The Company For Reasons Other Than Retirement

You may continue your coverage on a Portable basis, at active employee rates, if you leave JP Morgan Chase & Company for any reason. However, rates for Portable coverage will be higher than rates for coverage as an active employee commencing on the January 1 immediately following the second anniversary of your leaving JP Morgan Chase & Company. Prudential Insurance will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses.

Termination of The Group Contract

Either JP Morgan Chase & Company or Prudential Insurance may end the Group Contract. Prudential Insurance can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not JP Morgan Chase & Company replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

•

If JP Morgan Chase & Company does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential Insurance may terminate your Certificate. We may also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

•

If JP Morgan Chase & Company does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: elect to continue to have Prudential Insurance bill you directly for premium payments (with an administration expense fee, currently $3 per bill, charged to you), elect to convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; or elect to receive the Cash Surrender Value of your Certificate.

See the Options on Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

Active employees, retirees, employees on an approved leave of absence, and Participants who choose Portable Coverage will be billed directly by Prudential Insurance (with a fee, currently $3 per bill, for administration expenses) and will submit their premium payments directly to Prudential Insurance.

When Monthly Charges Are Deducted

The exact date that we deduct the monthly charge from your Certificate Fund depends upon how you make routine premium payments to Prudential Insurance. We deduct the monthly charge from each investment option in the same proportions that your Certificate Fund is invested.

If you make routine premium payments directly to Prudential Insurance, we generally will deduct charges once per period, on the date that we receive your premium payments. If your premium payment has not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day. However, for groups that utilize monthly premium processing, the charges will be deducted from the Certificate Fund on the first Business Day of every month, regardless of the billing frequency.

Cash Surrender Value and Death Benefit

If you ask, we will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select The illustration will show your age, risk class, proposed Face Amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration”.

9

This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.

Cancellation Rights

You may return a Certificate for a refund within 10 days after you receive it. These 10 days are known as the “free look” period. You can ask for a refund by mailing the Certificate back to Prudential Insurance. During the first 20 days after the Certificate Date, your premium payments are held in the Series Fund Money Market Portfolio.

See the “Free Look” Period section of the prospectus for more details.

Other Primary Features of the Plan

The prospectus describes the standard features of the JP Morgan Chase & Company Group Contract, including:

•	the free look period

•	transfers between investment options

•	dollar cost averaging

•	how paid-up coverage may be available

•	contestability rules

•	how you can change future premium allocations among investment options

•	the Death Benefit and contract values

•	withdrawals

•	details on how loans work

•	how your insurance could end (known as “lapsing”)

•	reinstatement of your coverage

•	tax treatment of Certificate benefits

•	definitions of special terms

Please refer to the prospectus for information on these and other features of the JP Morgan Chase & Company Group Variable Universal Life Contract.

You may contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

10

Supplement Dated May 1, 2007

To Prospectus Dated May 1, 2007

For Group Variable Universal Life Insurance

Special Features Of The Group Contract For

KPMG LLP Retirees and Terminated Partners Prior to 11/5/2003

This document is a supplement to the prospectus dated May 1, 2007 (the “prospectus”) for the Group Variable Universal Life Insurance Contracts and Certificates that The Prudential Insurance Company of America (“Prudential Insurance,” “we,” “us”) offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the KPMG LLP Retirees and Terminated Partners Prior to 11/5/2003(“KPMG LLP Retirees and Terminated Partners”) Group Variable Universal Life Contracts1 and Certificates. In this supplement, we list the 15 funds that are available to you under the KPMG Retirees and Terminated Partners Group Contracts and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% of each premium payment. Current charge – 0.0%.
Charge for Taxes Attributable to Premiums [2]	This charge is deducted from each premium when the premium is paid.	Current amount deducted - 2.589% of each premium payment.

_________________________

1 Specifically groups 61380 & 61381 – former partners enrolled in the Group Variable Universal Life Insurance plan, who either retired or terminated and elected to continue Portable coverage prior to 1/1/2003 and group 41704 – former partners enrolled in the Group Variable Universal Life Insurance plan, who either retired or terminated and elected to continue Portable coverage between 1/1/2003 and 11/5/2003.

2 For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential Insurance. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.589% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2 from each premium payment. Current charge – $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 or 2% of the amount surrendered. Current charge - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 or 2% of the amount withdrawn. Current charge - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum - $20 per transfer after the twelfth. Current charge - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement	Maximum - $20 per statement. Current charge - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current charge - $0.00
Loan Interest	This charge accrues daily.	Current charge - The Loan Account crediting rate plus 2%. The Loan Account crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Separate Account Charge (for Mortality and Expense Risk)	Deducted daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current charge – 0.45% of the amount of assets in the variable investment options
Charge for Administrative Expenses	Deducted monthly	Maximum - $6.00 Current charge - $0.00
*Cost of Insurance[3]		Maximum - $83.33 Minimum - $0.11**
Charge for a Representative Certificate Owner	Deducted monthly	Representative current charge - $0.28***

*	The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
**	This amount is the minimum currently charged. The contract does not specify a guaranteed minimum rate.
***	The representative current charge for the cost of insurance is a sample rate currently charged for a 58 year old insured, who is a retired employee in KPMG LLP.

_________________________

3 The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

2

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses*	Minimum	Maximum
Gross expenses deducted from the Fund’s assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.37%	1.36%

*For 2006, the net fees of these funds ranged on an annual basis from 0.38% to 1.25% of fund assets (after expense reimbursements or waivers, which reimbursements or waivers may terminate at any time).

Portfolio Companies

There are currently 15 variable investment options offered under the KPMG LLP Retirees and Terminated Partners Group Variable Universal Life Contract and Certificates. Set out below is a list of each available Fund, its investment management fees and other expenses, and its investment advisor/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

The Prudential Series Fund, Inc.

(Class I Shares)

Equity Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stock of major established companies, as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities.

Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio normally invests at least 80% of its investable assets in high-yield/high-risk debt securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations.

Jennison Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities.

Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.

Small Capitalization Stock Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalizations. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor’s Small Capitalization 600 Stock Index (the “S&P Small Cap 600 Index”) by investing at least 80% of its investable assets in all or a representative sample of stocks in the S&P SmallCap 600 Index.

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Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) by investing at least 80% of its investable assets in S&P 500 stocks.

American Century Variable Portfolios, Inc.

(Class I Shares)

VP Value Fund: Seeks long-term capital growth with income as a secondary objective, by investing primarily in equity securities of companies that are believed by management to be undervalued at the time of purchase.

Janus Aspen Series

(Institutional Shares)

Worldwide Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

MFS® Variable Insurance TrustSM

(Initial Class Shares)

MFS Research Series: Seeks to provide long-term growth of capital and future income by investing at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

MFS Research Bond Series : Seeks total return (high current income and long-term growth of capital) by investing, under normal market conditions, at least 80% of its net assets in fixed income securities such as U.S. investment grade corporate fixed income securities, U.S. Government securities, U.S. high yield fixed income securities, Foreign fixed income securities, and mortgage and asset-backed securities.

MFS Strategic Income Series: Seeks to provide high current income and capital appreciation by investing at least 65% of its net assets in fixed income securities such as U.S. government securities, foreign government securities, mortgage and asset-backed securities, corporate bonds, and emerging market securities.

Neuberger Berman Advisers Management Trust

(Class I Shares)

AMT Partners Portfolio: Seeks growth of capital by investing mainly in common stocks of mid to large-capitalization companies. The portfolio seeks to reduce risk by diversifying among many companies and industries. The portfolio managers look for well-managed companies whose stock prices are believed to be undervalued.

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio: Seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

New America Growth Portfolio: Seeks long-term capital growth by investing primarily in common stocks of growth companies.

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Fund Fees And Expenses

	Investment		Acquired
	Advisory	Other	Portfolio	12b-1	Total
Fund Name	Fees	Expenses	Fees and Expenses[1]	Fees	Expenses[2]

Prudential Series Fund, Inc.
(Class I Shares)
Equity Portfolio	0.45%	0.02%	--	--	0.47%
Global Portfolio	0.75%	0.09%	--	--	0.84%
High Yield Bond Portfolio	0.55%	0.03%	--	--	0.58%
Jennison Portfolio	0.60%	0.03%	--	--	0.63%
Money Market Portfolio	0.40%	0.03%	--	--	0.43%
Small Capitalization Stock Portfolio	0.40%	0.05%	--	--	0.45%
Stock Index Portfolio	0.35%	0.02%	--	--	0.37%

American Century Variable
Portfolios, Inc. (Class I Shares)
VP Value Fund (3)	0.93%	--	--	--	0.93%

Janus Aspen Series
(Institutional Shares)
Worldwide Growth Portfolio (4)	0.60%	0.04%	--	--	0.64%

MFS Variable Insurance Trust
(Initial Class Shares)
MFS Research Series (5)	0.75%	0.14%	--	--	0.89%
MFS Research Bond Series (5)	0.60%	0.35%	--	--	0.95%
MFS Strategic Income Series(5)	0.75%	0.61%	--	--	1.36%

Neuberger Berman Advisors
Management Trust (“AMT”)
(Class I Shares)
AMT Partners Portfolio (6)	0.83%	0.08%	--	--	0.91%

T. Rowe Price Equity Series Inc.
Equity Income Portfolio (7)	0.85%	0.00%	--	--	0.85%
New America Growth Portfolio (7)	0.85%	0.00%	--	--	0.85%

1Each Asset Allocation Portfolio invests in shares of other Portfolios of the Fund and the Advanced Series Trust (the Acquired Portfolios). In addition, each Portfolio may invest otherwise uninvested cash in the Dryden Core Investment Fund (Money Market and/or Short-Term Bond Series).

Investors in an Asset Allocation Portfolio or other Portfolio indirectly bear the fees and expenses in the Acquired Portfolios and/or Dryden Core Investment Fund. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios and/or Dryden Core Investment Fund, in which the Asset Allocation Portfolios or other Portfolios invested during the year ended December 31, 2006. The Asset Allocation Portfolios do not pay any tranaction fees when they purchase and redeem shares of the Acquired Portfolios.

Where "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

2 Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows, may be discontinued or

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otherwise modified at any time. Equity Portfolio 0.75%; High Yield Bond Portfolio: 0.75%; Jennison Portfolio: 0.75%; Money Market Portfolio: 0.75%; Small Capitalization Stock Portfolio: 0.75%; Stock Index Portfolio: 0.75%.

3. This Fund has a stepped fee schedule. As a result, the Fund’s management rate generally decreases as the fund assets increase.

Other expenses, which include the fees and expenses of the fund's independent directors and their legal counsel, interest, and fees and expenses incurred indirectly by the fund as a result of investment in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles, were less than 0.005% for the most recent fiscal year.

4 The ‘‘Management Fee’’ is the investment advisory fee paid by each Portfolio to Janus Capital.

‘‘Acquired Fund’’ means any underlying portfolio in which a Portfolio invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to each portfolio’s ratio of gross expenses to average net assets appearing in the Financial Highlights tables, which reflect the operating expenses of a Portfolio and does not include Acquired Fund fees and expenses. Amounts less than 0.01%, if applicable, are included in Other Expenses.

Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive certain Portfolios’ total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to certain limits until at least May 1, 2008. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Statement of Additional Information.

Worldwide Growth Portfolio pays an investment advisory fee rate that may adjust up or down based upon the Portfolio’s performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is shown in the table above. Any such adjustment to this fee rate commenced February 2007 and may increase or decrease the management fee rate shown in the table by a variable up to 0.15%, assuming constant assets. The Management Fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period. Refer to the ‘‘Management Expenses’’ section in this Prospectus for additional information with further description in the Statement of Additional Information. Mid Cap Value Portfolio has entered into an agreement with Janus Capital to limit certain expenses (see footnote to the Total Annual Fund Operating Expenses above). Because a fee waiver will have a positive effect upon the Portfolio’s performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

5	The fund has entered into an expense offset arrangement that reduces the fund’s custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.

MFS has agreed in writing to bear the funds’ expenses, such that "Other Expenses", determined without giving effect to the expense offset arrangements described above, do not exceed 0.15% annually (0.20% annually for the Research Bond Series and Research International Series, and 0.10% annually for the Money Market Series). This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses and will continue until at least April 30, 2008.

MFS has agreed in writing to reduce its management fee to 0.50% of average daily net assets annually. This written agreement will remain in effect until modified by the fund’s Board of Trustees.

Effective August 1, 2006, MFS has agreed in writing to reduce its management fee to 0.70% on average daily net assets up to $1 billion. During the fund’s most recent fiscal year, this reduction amounted to 0.02%. This written agreement will remain in effect until modified by the fund’s Board of Trustees.

The fund’s management fee as set forth in its Investment Advisory Agreement is 0.75% of average daily net assets annually. MFS has agreed in writing to reduce its management fee to 0.65% on average daily net assets in excess of $3 billion. For the fund’s most recent fiscal year, the effective management fee was 0.73% of average daily net assets. This written agreement will remain in effect until modified by the fund’s

Board of Trustees.

6 Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2010 to waive fees and/or reimburse certain other expenses,

excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of the Portfolio’s average daily net asset value. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

7 Management fees include the ordinary, recurring operating expenses of the Portfolio, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the Fund’s independent directors.

Fund Advisers

Prudential Investments LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Series Fund. PI will furnish investment advisory services in connection with the management of

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the Series Fund portfolios under a “manager-of-managers” approach. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Jennison Portfolio. Jennison also serves as a subadviser for approximately 50% of the assets of the Equity Portfolio. Jennison is located at 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (“PIM”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the High Yield Bond Portfolio and the Money Market Portfolio. PIM is located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Quantitative Management Associates LLC (“QMA”), an indirect, wholly-owned subsidiary of PIM, serves as the subadviser for the Stock Index Portfolio. QMA is located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

LSV Asset Management (“LSV”) serves as the subadviser for approximately 25% of the assets of the Global Portfolio. LSV is located at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (“Marsico”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. Marsico is an indirect, wholly-owned subsidiary of Bank of America Corporation. Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202.

Salomon Brothers Asset Management, Inc. (“SaBAM”) serves as a subadviser for approximately 50% of the assets of the Equity Portfolio. SaBAM is a wholly-owned subsidiary of Citigroup, Inc. SaBAM is located at 399 Park Avenue, New York, New York 10022.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as the subadviser for the SP T. Rowe Price Large Cap Growth Portfolio and serves as a subadviser for approximately 25% of the assets of the Global Portfolio. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.

William Blair & Company LLC (“William Blair”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. William Blair is located at 222 West Adams Street, Chicago, Illinois 60606.

The investment adviser for the VP Value Fund above is American Century Investment Management, Inc. ("ACIM"). ACIM's principal business address is 4500 Main Street, Kansas City, Missouri 64111.

Janus Capital Management LLC ("Janus Capital") serves as the investment adviser for the Janus Aspen Series portfolios. Janus Distributors LLC serves as the principal underwriter to each of the above-mentioned portfolios. Janus Capital's principal business address is 151 Detroit Street, Denver, Colorado 80206-4928.

The investment adviser for each MFS Variable Insurance Trust series is Massachusetts Financial Services Company ("MFS"). MFS' principal business address is 500 Boylston Street, Boston, Massachusetts 02116.

Neuberger Berman Management Inc. ("NBMI") serves as the investment manager of the Neuberger Berman Advisors Management Trust portfolios and is also the principal underwriter of the portfolios. NBMI's principal business address is 605 Third Avenue, New York, New York 10158-0180.

The investment manager for each T.Rowe Price Equity Series Inc. portfolios is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price's principal business address is 100 East Pratt Street, Baltimore, Maryland 21202.

For complete information on each Fund mentioned above, please see the individual Fund’s Prospectus. You may request copies by calling The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874.

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Your enrollment kit gives more information about the past performance of each Fund. This past performance is no guarantee of future results.

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%. For more information, see The Fixed Account section in the Prospectus.

Charges And Expenses

The current charges under the KPMG LLP Retirees and Terminated Partners Group Contract are as follows:

1.

Charges For Taxes On Premium Payments. Prudential Insurance deducts a charge of 2.589% from each premium payment. This charge is to compensate Prudential Insurance for incurring state and local premium taxes (currently 2.239%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2.

Daily Charges For Mortality And Expense Risks. Prudential deducts this charge from the assets of the Subaccount(s) that correspond to the Fund(s) you select. This charge is to compensate Prudential for assuming mortality and expense risks.

For KPMG LLP Retiree and Terminated Partners, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

3.	Daily Charges For Investment Management Fees And Expenses. Each of the underlying mutual funds deducts investment management fees and expenses. They are described earlier in this supplement.

4.	Monthly COI Charge. Prudential Insurance deducts a monthly charge for the cost of insurance. We describe the calculation of this charge in the prospectus.

The highest current rate per thousand is $24.61, and applies to certain insureds at age 99, who have ported their coverage. The lowest current rate per thousand is $0.127, and applies to insureds ages 49 and under, who are retired.

The following table provides sample per thousand cost of insurance rates for retired partners (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.127
45	$.127
55	$.312
65	$.740

5. Possible Additional Charges. For details on possible additional charges, see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility: Eligible Group Members for the Group Variable Universal Life Insurance are:

•

Former Partners of KPMG LLP and Subsidiaries who were enrolled in the Group Variable Universal Life Insurance Plan, who either retired or terminated and elected to continue Portable coverage prior to 1/1/2003.

•

Former partners of KPMG LLP and Subsidiaries who were enrolled in the Group Variable Universal Life Insurance Plan, who either retired or terminated and elected to continue Portable coverage between 1/1/2003 and 11/5/2003.

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We refer to each person who buys coverage as a "Participant." When we use the terms “you” or “your,” we mean a Participant.

Enrollment Period: There is a limited enrollment period for the KPMG LLP Retirees and Terminated Partners Group Variable Universal Life Insurance plan. A participant would have had to be enrolled in the plan prior to11/5/2003.

Coverage Information

Face Amount

An eligible Partner may have chosen a GVUL Face Amount of up to 6 times annual earnings (less incentive compensation), rounded to the nearest $100,000,

-	up to a maximum of $2,500,000, for participants who were retired or terminated and elected to continue Portable coverage prior to 1/1/2003

-	or up to a maximum of $3,000,000, for participants who were either retired or terminated and elected to continue Portable coverage between 1/1/2003 and 11/5/2003.

All face amounts must have been approved by Prudential prior to 11/5/2003.

Evidence Of Good Health

Because you may no longer elect or increase your coverage, there is no requirement evidence of good health.

Changes in Face Amount

Increases In Face Amount: After 11/5/2003, the Face Amount of insurance that you have previously chosen may not be increased.

Decreases in Face Amount: Your Face Amount will decrease only if you voluntarily choose to reduce it.

Additional Insurance Benefits

Accelerated Benefit Option: A Participant can elect to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. You may elect up to 50% of the Death Benefit, subject to a maximum of $250,000. “Terminally ill” means the Participant has a life expectancy of 6 months or less.

Exclusions

There are no exclusions in the KPMG LLP Retirees and Terminated Partners Group Variable Universal Life Insurance plan.

Changes In Personal Status

Continuing Coverage When You Become Disabled

If you become totally disabled prior to age 57 and are unable to pay premiums, you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 62, as long as you remain totally disabled.

Continuing Coverage When You Retire

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You may continue your Group Variable Universal Life coverage when you retire. Your rates for coverage will depend upon your age. We will bill you for premium payments plus a charge of $3 per bill for administration expenses.

Continuing Coverage If You Leave The Company For Reasons Other Than Retirement

In addition to continuing coverage if you retire, you may continue coverage if you leave KPMG for any other reason. We refer to this as Portable coverage. Your rates for Portable coverage will depend upon your age based on the Plan's experience until the second policy anniversary after you leave the employment of KPMG. After that, you will be charged rates for coverage based on the experience of a Prudential Insurance portability pool. These rates will be higher than your active rates. We will bill you for premium payments plus a charge of $3 per bill for administration expenses. If the KPMG LLP Retirees and Terminated Partners Group Contracts terminate, you may nonetheless continue your Portable coverage.

Termination of The Group Contracts

Either KPMG or Prudential Insurance may terminate the KPMG LLP Retirees and Terminated Partners Group Contracts, although Prudential Insurance will only do so under certain conditions described in the prospectus. If the KPMG LLP Retirees and Terminated Partners Group Contracts are terminated, KPMG may replace them with another life insurance contract that, like the KPMG LLP Retirees and Terminated Partners Group Contracts, permits you to accumulate cash value. In that case, you will have the option of (i) transferring the value of your investment options less any loans, accrued interest, and outstanding charges to the new contract; or (ii) receiving that same amount in a lump sum payment, or (iii) have Prudential Insurance continue to bill you directly for premium payments (with a fee of $3 per bill for administration expenses charged to you).

If KPMG does not replace the KPMG LLP Retirees and Terminated Partners Group Contracts with a life insurance contract that permits you to accumulate cash value, then you will have the option of electing to have Prudential Insurance continue to bill you directly for premium payments (with a fee of $3 per bill for administration expenses charged to you), electing to convert to a cash value individual life insurance policy, electing a paid-up life insurance policy in which no future premiums would be paid, or receiving a lump sum payment as previously described.

See the Options on Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

All participants will be billed directly by Prudential Insurance and will submit their premium payments directly to Prudential Insurance.

You may also make lump sum payments at any time. The minimum lump sum payment is $100. The maximum is subject to annual and lifetime limits set by the Internal Revenue Service. See the Taxes section of the prospectus.

When Monthly Charges are Deducted

We calculate and deduct the charges monthly from your Certificate Fund, depending upon how you make routine premium payments to Prudential Insurance. We take the charges from each investment option in the same proportions that your Certificate Fund is invested.

If you make routine premium payments directly to Prudential Insurance, we generally will deduct the monthly Certificate Fund charges once per month, on the date we receive your premium payment. If your premium has not been received by the 45th day after the due date we will deduct the month's Certificate Fund charges on that 45th day. However, for groups that utilize monthly premium processing, the charges will be

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deducted from the Certificate Fund on the first Business Day of every month, regardless of the billing frequency.

Cash Surrender Value and Death Benefit

If you ask, Prudential Insurance will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed Face Amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration.” This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.

Cancellation Rights

You may return a Certificate for a refund within 10 days after you receive it. These 10 days are known as the “free look” period. You can ask for a refund by mailing the Certificate back to Prudential Insurance. During the first 20 days after the Certificate Date, your premium payments are held in the Fixed Account.

See the “Free-Look” Period section of the prospectus for more details.

Other Primary Features Of The Plan

The prospectus describes the standard features of the KPMG LLP Retiree and Terminated Partner Group Contract, including:

•	the “free look” period

•	transfers between investment options

•	dollar cost averaging

•	how paid-up coverage may be available

•	contestability rules

•	how you can change future premium allocations among investment options

•	the Death Benefit and Contract values

•	withdrawals

•	details on how loans work

•	how your insurance could end (known as “lapsing”)

•	reinstatement of your coverage

•	tax treatment of Certificate benefits

•	definition of special terms

Please refer to the prospectus for information on these and other features of the KPMG LLP Retirees and Terminated Partners Group Contracts.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

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Supplement Dated May 1, 2007

To Prospectus Dated May 1, 2007

For Group Variable Universal Life Insurance

Special Features Of The Group Contract For

The New Jersey Judicial Retirement System (JRS)

This document is a supplement to the prospectus dated May 1, 2007 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential Insurance,” “we,” “us”) offers to you. This supplement must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the State of New Jersey--State House Commission (on behalf of The Judicial Retirement System) Group Contract and Certificates. In this supplement, we list the 16 funds that are available to you under the State of New Jersey--State House Commission (on behalf of the Judicial Retirement System) Group Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions Of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% of each premium payment. Current charge – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current amount deducted - 2.52% of each premium payment.

_________________________

1 For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential Insurance. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.52% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2 from each premium payment. Current charge - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 or 2% of the amount surrendered. Current charge - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender).	Maximum - the lesser of $20 or 2% of the amount withdrawn. Current charge - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current charge - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current charge - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current charge - $0.00.
Loan Interest	This charge accrues daily.	Current charge - The Loan Account crediting rate plus 2%. The Loan Account crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Separate Account Charge (for Mortality and Expense Risk)	Deducted daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current – 0.45% of the amount of assets in the variable investment options
Charge for Administrative Expenses	Deducted Bi-weekly	Maximum - $2.77 Current - $1.15
*Cost of Insurance[2]		Maximum -$83.33 Minimum - $0.052**
Charge for a Representative Certificate Owner	Deducted monthly	Representative current charge - $0.44****

_________________________

2 The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

2

*Additional Insurance Benefits[3]:
Spouse and Child Term Insurance	Deducted monthly	Maximum - $2.00*** Minimum - $2.00***
Representative current charge - $2.00*****

*

The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk. The charges shown for Spouse and Child Term Insurance are expressed as rates per unit. One unit includes $5,000 spouse coverage and $5,000 coverage per child, if any.

**	This amount is the minimum currently charged. The contract does not specify a guaranteed minimum rate.

*** These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.

****	The representative current charge for cost of insurance is a sample rate currently charged for a 59 year old insured, who is an active Judge in NJ JRS.

***** The representative current charge for additional insurance benefits are sample rates currently charged.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses*	Minimum	Maximum
Gross expenses deducted from the Fund’s assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.37%	1.22%

*For 2006, the net fees of these funds ranged on an annual basis from 0.38% to 1.22% of fund assets (after expense reimbursements or waivers, which reimbursements or waivers may terminate at any time).

Portfolio Companies

There are currently 16 variable investment options offered under the New Jersey Judicial Retirement System (“JRS”) Group Variable Universal Life Contract and Certificates. Set out below is a list of each available Fund, its investment management fees and other expenses, and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential Insurance and/or its affiliates for certain marketing efforts.

The Funds

The Prudential Series Fund, Inc.

(Class I Shares)

Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in high-grade debt obligations and high-quality money market investments. The Portfolio may invest up to 20% of its total assets in debt securities issued outside the U.S., by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

_________________________

3 These benefits may not be available to some groups.

3

Equity Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stock of major established companies, as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities.

Flexible Managed Portfolio: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments. A portion of the Portfolio assets may be invested in high-yield/high-risk debt securities. The Portfolio may also invest in foreign securities.

Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

Jennison Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities.

Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.

Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) by investing at least 80% of its investable assets in S&P 500 stocks.

Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that we believe are undervalued - those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITS) and up to 30% of its total assets in foreign securities.

DWS Variable Series II (Class A Shares)

DWS High Income VIP: The portfolio seeks to provide a high level of current income. Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (ie. Grade BB/Ba and below). The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

Franklin® Templeton® Variable Insurance Products Trust

(Class 2 Shares)

Templeton Foreign Securities Fund: Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities.

Janus Aspen Series

(Institutional Shares)

International Growth Portfolio: Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of issuers from countries outside the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single

4

country. Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

Large Cap Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000® Index at the time of purchase. Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

Lazard Retirement Series, Inc.

(Service Shares)

Lazard Retirement Small Cap Portfolio: The Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively small U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers “small cap companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2000® Index (ranging from approximately $23 million to $5.4 billion as of March 31, 2006). Because small cap companies are defined by reference to an index, the market capitalizations of companies in which the Portfolio may invest may vary with market conditions. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap companies. These securities generally have, in the Investment Manager’s opinion, the potential to become a larger factor in the company’s business sector, significant debt but high levels of free cash flow and/or a relatively short corporate history with the expectation that the business may grow.

MFS® Variable Insurance TrustSM

(Initial Class Shares)

MFS Research Series: Seeks to provide long-term growth of capital and future income by investing at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio: Seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

New America Growth Portfolio: Seeks long-term capital growth by investing primarily in common stocks of growth companies.

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Fund Fees and Expenses

	Investment		Acquired
	Advisory	Other	Portfolio	12b-1	Total
Fund Name	Fees	Expenses	Fees and Expenses[1]	Fees	Expenses[2]

The Prudential Series Fund, Inc.
(Class I Shares)
Diversified Bond Portfolio	0.40%	0.05%	--	--	0.45%
Equity Portfolio	0.45%	0.02%	--	--	0.47%
Flexible Managed Portfolio	0.60%	0.02%	--	--	0.62%
Global Portfolio	0.75%	0.09%	--	--	0.84%
Jennison Portfolio	0.60%	0.03%	--	--	0.63%
Money Market Portfolio	0.40%	0.03%	--	--	0.43%
Stock Index Portfolio	0.35%	0.02%	--	--	0.37%
Value Portfolio	0.40%	0.03%	--	--	0.43%

DWS Variable Series II
(Class A Shares)
DWS High Income VIP (3)	0.59%	0.11%	--	--	0.70%

Franklin Templeton Variable Insurance
Products Trust (Class 2 Shares)
Templeton Foreign Securities Fund (4)	0.63%	0.15%	0.03%	0.25%	1.06%

Janus Aspen Series
(Institutional Shares)
International Growth (5)	0.64%	0.07%	--	--	0.71%
Large Cap Growth Portfolio (5)	0.64%	0.05%	--	--	0.69%

Lazard Retirement Series, Inc.
(Service Shares)
Small Cap Portfolio (6)	0.75%	0.22%	--	0.25%	1.22%

MFS Variable Insurance Trust
(Initial Class Shares)
MFS Research Series (7)	0.75%	0.14%	--	--	0.89%

T. Rowe Price Variable Funds
Equity Income Portfolio (8)	0.85%	0.00%	--	--	0.85%
New America Growth Portfolio (8)	0.85%	0.00%	--	--	0.85%

1.

Each Asset Allocation Portfolio invests in shares of other Portfolios of the Fund and the Advanced Series Trust (the Acquired Portfolios). In addition, each Portfolio may invest otherwise uninvested cash in the Dryden Core Investment Fund (Money Market and/or Short-Term Bond Series).

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Investors in an Asset Allocation Portfolio or other Portfolio indirectly bear the fees and expenses in the Acquired Portfolios and/or Dryden Core Investment Fund. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios and/or Dryden Core Investment Fund, in which the Asset Allocation Portfolios or other Portfolios invested during the year ended December 31, 2006. The Asset Allocation Portfolios do not pay any tranaction fees when they purchase and redeem shares of the Acquired Portfolios.

Where "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

2.

Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows, may be discontinued or otherwise modified at any time. Diversified Bond Portfolio: 0.75%; Equity Portfolio 0.75%; Flexible Managed Portfolio: 0.75%; Jennison Portfolio: 0.75%; Money Market Portfolio: 0.75%; Stock Index Portfolio: 0.75%; Value Portfolio 0.75%.

3.	Management fees have been restated to reflect the new fee schedule effective October 1, 2006.

4. The Fund administration fee is paid indirectly through the management fee.

The Fund's fees and expenses have been restated as if the Fund's new investment management and fund administration agreements had been in place for the fiscal year ended December 31, 2006. The manager and administrator, however, have contractually agreed in advance to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund are phased in over a five year period, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of the four years thereafter through April 30, 2012, the manager and administrator will receive one-fifth of the increase in the rate of fees. Beginning May 1, 2012, the full new investment management and administration fees will then be in effect.

The Fund does not pay management fees but it does pay an administration fee of 0.10%, which is included in “other expenses” and will indirectly bear its proportionate share of any management fees and other expenses paid by the underlying funds in which it will invest. Acquired funds’ estimated fees and expenses are based on the acquired funds’ expenses for the fiscal year ended December 31, 2006.

5.	The ‘‘Management Fee’’ is the investment advisory fee paid by each Portfolio to Janus Capital.

‘‘Acquired Fund’’ means any underlying portfolio in which a Portfolio invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to each portfolio’s ratio of gross expenses to average net assets appearing in the Financial Highlights tables, which reflect the operating expenses of a Portfolio and does not include Acquired Fund fees and expenses. Amounts less than 0.01%, if applicable, are included in Other Expenses.

Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive certain Portfolios’ total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to certain limits until at least May 1, 2008. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Statement of Additional Information.

6. The Investment Manager has contractually agreed to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2006, to the extent

Total Annual Portfolio Operating Expenses exceed 1.60%, of the average daily net assets of the Portfolio’s Service Shares.

The Investment Manager has contractually agreed to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2006, to the extent Total Annual Portfolio Operating Expenses exceed 1.25% of the average daily net assets of the Portfolio’s Service Shares.

7.	The fund has entered into an expense offset arrangement that reduces the fund’s custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.

MFS has agreed in writing to bear the funds’ expenses, such that "Other Expenses", determined without giving effect to the expense offset arrangements described above, do not exceed 0.15% annually (0.20% annually for the Research Bond Series). This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses and will continue until at least April 30, 2008.

MFS has agreed in writing to reduce its management fee to 0.50% of average daily net assets annually. This written agreement will remain in effect until modified by the fund’s Board of Trustees.

Effective August 1, 2006, MFS has agreed in writing to reduce its management fee to 0.70% on average daily net assets up to $1 billion. During the fund’s most recent fiscal year, this reduction amounted to 0.02%. This written agreement will remain in effect until modified by the fund’s Board of Trustees.

The fund’s management fee as set forth in its Investment Advisory Agreement is 0.75% of average daily net assets annually. MFS has agreed in writing to reduce its management fee to 0.65% on average daily net assets in excess of $3 billion. For the fund’s most recent fiscal year, the effective management fee was 0.73% of average daily net assets. This written agreement will remain in effect until modified by the fund’s

Board of Trustees.

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8. Management fees include the ordinary, recurring operating expenses of the Portfolio, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the Fund’s independent directors.

Fund Advisers

Prudential Investments LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Series Fund. PI will furnish investment advisory services and administrative services in connection with the management of the Series Fund portfolios under a “manager-of-managers” approach. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Jennison Portfolio and the Value Portfolio. Jennison also serves as a subadviser for approximately 50% of the assets of the Equity Portfolio. Jennison is located at 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Diversified Bond Portfolio and the Money Market Portfolio. PIM also serves as a subadviser for a portion of the assets of the Flexible Managed Portfolio. PIM is located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Quantitative Management Associates LLC (“QMA”), a wholly-owned subsidiary of PIM, serves as the subadviser for the Stock Index Portfolio. QMA also serves as a subadviser for a portion of the assets of the Flexible Managed Portfolio. QMA is located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

LSV Asset Management (“LSV”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. LSV is located at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (“Marsico”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. Marsico is an indirect, wholly-owned subsidiary of Bank of America Corporation. Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. T. Rowe Price is located at 100 East Pratt Street, 10th Floor, Baltimore, Maryland 21202.

William Blair & Company LLC (“William Blair”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. William Blair is located at 222 West Adams Street, Chicago, Illinois 60606.

The investment advisor of the DWS Variable Series II portfolio is Deutsche Investment Management Americas Inc. (“Deutsche”). Deutsche’s principal business address is 345 Park Avenue, New York, NY 10154.

Templeton Investment Counsel, LLC, located at 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394, serves as the investment adviser for the Templeton Foreign Securities Fund.

Janus Capital Management LLC ("Janus Capital") serves as the investment adviser for the Janus Aspen Series portfolios. Janus Distributors LLC serves as the principal underwriter to each of the above-mentioned portfolios. Janus Capital's principal business address is 151 Detroit Street, Denver, Colorado 80206-4928.

Lazard Asset Management LLC ("Lazard"), a Delaware limited liability company, serves as the investment manager and principal underwriter of the above-mentioned Lazard Retirement Series, Inc., portfolios. Lazard's principal business address is 30 Rockefeller Plaza, New York, New York 10112.

The investment adviser for the MFS Variable Insurance Trust series is Massachusetts Financial Services Company ("MFS"). MFS' principal business address is 500 Boylston Street, Boston, Massachusetts 02116.

8

The investment manager for the T. Rowe Price Variable Funds portfolio is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price's principal business address is 100 East Pratt Street, Baltimore, Maryland 21202.

Your enrollment kit gives more information about the past performance of each investment option. This past performance is no guarantee of future results.

Certain funds have investment objectives and policies resembling those of mutual funds within the same complex that are sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such fund will resemble that of its retail fund counterpart.

You will receive a prospectus for each available fund. That prospectus will describe the fund, its investment objective and strategies, its risks, and its management fees and other expenses. You should read the fund prospectuses together with this supplement and the product prospectus. As with all mutual funds, a fund may not meet its investment objective. Subject to applicable law, Prudential Insurance may stop offering one or more funds or may substitute a different mutual fund for any fund.

Each fund has provided Prudential Insurance with information about its management fees and other expenses. Except for The Prudential Series Fund, Inc. Prudential Insurance has not verified that information independently.

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%. For more information, see The Fixed Account section in the Prospectus.

Charges

The current charges under the JRS Group Contract are as follows:

1.

Charges for Taxes on Premium Payments. Prudential Insurance deducts a charge of 2.52% from each premium payment. This charge is to compensate us for incurring state and local premium taxes (currently 2.17%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2.

Daily Charges For Mortality And Expense Risks. Prudential Insurance deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate us for assuming mortality and expense risks. Prudential Insurance does not deduct this charge from assets invested in the Fixed Account. The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45% (never to exceed 0.90%).

3.

Daily Charges For Investment Management Fees And Expenses. Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

4.

Bi-Weekly Charges. Prudential Insurance deducts a bi-weekly charge for the cost of insurance and a bi-weekly charge of $1.15 for administrative expenses from your Certificate Fund. We describe the calculation of this charge in the prospectus.

The highest current rate per thousand is $35.420, and applies to insureds at age 99, who have ported their coverage. The lowest current rate per thousand is $0.052, and applies to insured active employees under age 25.

The following table provides sample per thousand cost of insurance rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.093
45	$.154
55	$.444
65	$1.311

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Spouse and child term insurance: The rate for spouse and child term insurance is currently $2.00 per unit. Each unit includes $5,000 spouse coverage and $5,000 coverage per child, if any.

5.	Possible Additional Charges. For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility:

•

Eligible Group Members for the Group Variable Universal Life Insurance include active Judges of the New Jersey Judicial Retirement System (“JRS”) who work full-time on a regular basis. In addition, Eligible Group Members who purchase Group Variable Universal Life coverage for themselves may also purchase Group Term Life Insurance coverage for their dependent spouses if, at enrollment, the spouse is not confined for medical treatment at home or elsewhere.

We refer to each Eligible Group Member who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant.

•

Spouses who are also Judges of the JRS may not be covered both as a Judge and a spouse. If, after the death of a spouse, we become aware that a spouse was enrolled as both a Judge and a spouse, we will pay a death benefit as though the spouse were a Judge only. We will return the premiums that were paid as a spouse.

See the Applicant Owner Provision section of the prospectus to learn about how a spouse may apply for coverage on the life of the Judge.

•

In addition, your children are eligible for dependent term life coverage from birth to 19 years (or, if an unmarried student, to age 25), provided they are not confined for medical treatment at home or elsewhere at the time of enrollment. Eligible children include legally adopted children, stepchildren and foster children who live with you and depend on you substantially for support.

•

When a child reaches age 19 (or, if an unmarried student, age 25), he or she may continue coverage if he or she is not physically or mentally capable of self-support. You must give Prudential Insurance evidence of the incapacity within 31 days after coverage would end.

•	If both parents are Judges of the JRS, a child may be covered by only one parent.

Enrollment

There is no limited enrollment period. You may enroll at any time. If, however, you enroll when you are first eligible for coverage, you do not have to provide evidence of good health for certain levels of coverage. If you are a new Judge, you may apply for coverage within 90 days after becoming first eligible in lieu of the group term life insurance that is mandatory for the first twelve months of service as a Judge.

If you do not enroll yourself or your dependent spouse or children during the initial enrollment period, you may contact your AOC human resources office and obtain an application for coverage. Complete the application and mail it directly to Prudential Insurance. Prudential Insurance will make arrangements with you for determining evidence of good health and the coverage will then be put into effect.

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Coverage Information

Face Amount

A Judge may choose a Face Amount equal to one and one half, two, three, four or five times annual base salary. (The Face Amount is rounded up to the next higher multiple of $1,000). See the JRS optional contributory insurance amounts available to you.

You may buy $5,000 of term life insurance for your eligible spouse.

You may buy $5,000 of term life insurance for each eligible child. If you have spouse coverage, the coverage for your children is at no additional cost.

Evidence of Good Health

Evidence of good health is not required when:

•	A Judge requests 1½ times salary when first eligible to enroll (i.e., when a new Judge first starts service as a Judge).

•	A Judge requests spouse or dependent child term life insurance coverage when the Judge is first eligible to enroll (i.e., when a new Judge first starts service as a Judge).

•

A Judge adds spouse or dependent child term life insurance coverage at some time after the initial eligibility period to enroll, but within 90 days of getting married or after the birth, adoption, or guardianship of a new child.

•	A Judge retires and opts to continue coverage at retirement.

•	A Judge terminates service and opts to continue as portable coverage.

•	A participant (Judge, spouse or dependent child) opts to convert to an individual life insurance policy with Prudential.

Evidence of good health is required when:

•

A Judge requests 2, 3, 4 or 5 times salary when first eligible to enroll (i.e., when a new Judge first starts service as a Judge). Insurance of 1½ times salary will be put into effect immediately; the remainder of the coverage will go into effect on the first of the month after the good health is determined.

•	A Judge requests insurance coverage of any amount any time after declining coverage during the initial enrollment period.

•	A Judge requests to increase insurance coverage from 1½ times salary to some higher amount.

•

A Judge adds spouse or dependent child term life insurance coverage at some time after the initial eligibility period to enroll, and beyond the 90 day period after getting married or after the birth, adoption, or guardianship of a new child.

If you need to provide evidence of good health, Prudential Insurance will provide you with an Evidence of Insurability Form that you will need to complete. If an examination or verification from a physician is required, Prudential Insurance will provide you with the appropriate forms and instruct you on the required steps to prove good health.

Changes In Face Amount

Increases In Face Amount: After the initial enrollment, you may increase your Face Amount of insurance at any time, but you must provide evidence of good health.

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Decreases In Face Amount: Generally, your face amount will not decrease unless you request a decrease from Prudential Insurance. However, if your face amount is a multiple of salary, then your Face amount may decrease if your salary decreases.

See the Changes In Face Amount and Taxes sections of the prospectus.

Effect Of Purchasing This Contributory Insurance On Your Taxable Income

The new non-contributory program for the JRS members is separate from the contributory insurance provided to JRS members through a group insurance policy held by the State Treasurer at the State of New Jersey. The new program is significantly different from the group term life insurance provided by the state as the employer of JRS members, and it has been determined that it is not subject to the imputed income provisions of the Internal Revenue Code (Section 79). The new contributory life insurance program for JRS members includes both group term life and optional group variable universal life insurance. The premiums for the Judges' Group Variable Universal Life coverage are age based and insurance coverage is available for spouses and children. The cost of the program is borne totally by participating JRS members.

See the Taxes section of the prospectus.

Additional Insurance Benefits

Accelerated Benefit Option: While you remain a Judge, you can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 50% of the Death Benefit, subject to a maximum of $250,000. "Terminally ill" means you have a life expectancy of 6 months or less.

Dependent Term Life Insurance: You may buy $5,000 of term life insurance for your eligible spouse. You may buy $5,000 of term life insurance for each eligible child. If you have spouse coverage, the coverage for your children is at no additional cost.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the Suicide Exclusion section of the prospectus.

Changes in Personal Status

Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire. Retiree rates are identical to those of active Judges. Prudential Insurance will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage If You Leave Your Position As A Judge For Reasons Other Than Retirement

You may continue your coverage on a "portable" basis if you leave the JRS for any reason. We call this “Portable Coverage.” Prudential Insurance will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses. Contact Prudential Insurance for a portable rate schedule.

Termination Of The Group Contract

Either the JRS or Prudential Insurance may end the Group Contract. Prudential Insurance can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not the JRS replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

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•

If JRS does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential Insurance will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

•

If JRS does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; continue coverage on a Portable basis or elect to receive the Cash Surrender Value of your Certificate.

See the Options on Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

For active Judges and their dependents, the JRS will send routine premium payments to Prudential Insurance by bi-weekly payroll deduction, and will make these payments bi-weekly. Retirees, deferred retirees, Judges on an approved leave of absence and Participants who choose Portable Coverage will be billed directly by Prudential Insurance on a quarterly basis and will submit their premium payments directly to Prudential Insurance.

When Monthly Charges Are Deducted

The exact date that we deduct charges from your Certificate Fund depends upon whether you make routine premium payments by bi-weekly automatic payroll deduction or directly to Prudential Insurance. We take the charges from each investment option in the same proportions that your Certificate Fund is invested.

•

If you make routine premium payments by automatic payroll deduction, we generally will deduct the bi-weekly Certificate Fund charges once per pay period, on the Payroll Deduction Date. The Payroll Deduction Date will coincide with the date the JRS forwards the payroll deductions to us.

The JRS intends to forward automatic payroll deduction premium payments by the beginning of the week after the end of each payroll period. But, even if the JRS has not transferred the payroll deductions to us by the 45th day after the first day of the bi-weekly pay period, we will nevertheless deduct the bi-weekly Certificate Fund charges on that 45th day.

•

If you make routine premium payments directly to Prudential Insurance, we generally will deduct charges once per period, on the date that we receive your premium payments. If your premium payments have not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day. For groups that utilize monthly premium processing, charges will be deducted from the Certificate Fund on the first business day of every month, regardless of the billing frequency.

Cash Surrender Value and Death Benefit

If you ask, we will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed Face Amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration.” This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.

Cancellation Rights

You may return a Certificate for a refund within 10 days after you receive it. These 10 days are known as the “free look” period. You can ask for a refund by mailing the Certificate back to Prudential Insurance. During the first 20 days after the Certificate Date, your premium payments are held in the Fixed Account.

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See the “Free Look” Period section of the prospectus for more details.

Other Primary Features Of The Plan

The prospectus describes the standard features of the New Jersey JRS Group Contract, including:

•	the free look period

•	transfers between investment options

•	dollar cost averaging

•	how paid-up coverage may be available

•	contestability rules

•	how you can change future premium allocations among investment options

•	the Death Benefit and contract values

•	withdrawals

•	details on how loans work

•	how your insurance could end (known as "lapsing")

•	reinstatement of your coverage

•	tax treatment of Certificate benefits

•	definitions of special terms

Please refer to the prospectus for information on these and other features of the New Jersey JRS Group Contract. Your Enrollment Kit also explains key features of your plan.

You may contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

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Supplement Dated May 1, 2007

To Prospectus Dated May 1, 2007

For Group Variable Universal Life Insurance

Special Features Of The Group Contract For

Towers Perrin

This document is a supplement to the prospectus dated May 1, 2007 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential Insurance”, “we,” “us”) offers to you. This supplement is not a complete Prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Towers Perrin Group Variable Universal Life Contract and Certificates. In this supplement, we list the 12 funds that are available to you under the Towers Perrin Group Contract and certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% of each premium payment. Current charge – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current amount deducted – 2.60% of each premium payment.
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum charge - $2 from each premium payment. Current charge - $0.00.

_________________________

1 For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential Insurance. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 or 2% of the amount surrendered. Current charge - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 or 2% of the amount withdrawn. Current charge - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current charge - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current charge - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current charge - $0.00.
Loan Interest	This charge accrues daily.	Current charge - The Loan Account crediting rate plus 2%. The Loan Account crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Separate Account Charge (for Mortality and Expense Risk)	Deducted daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current - 0.45% of the amount of assets in the variable investment options
Charge for Administrative Expenses	Deducted monthly	Maximum - $6.00 Current - $3.00
*Cost of Insurance[2]		Maximum - $83.33 Minimum - $0.055**
Charge for a Representative Certificate Owner	Deducted monthly	Representative current charge - $0.14***

*	The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
**	This amount is the minimum currently charged. The contract does not specify a guaranteed minimum rate.
***	The representative current charge for cost of insurance is a sample rate currently charged for a 47 year old non-
smoking insured, who is an active employee in Towers Perrin.

_________________________

2 The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

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The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses*	Minimum	Maximum
Gross expenses deducted from the Fund’s assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.	0.37%	0.85%

*For 2006, the net fees of these funds, after consideration of any expense reimbursements or waivers, ranged on an annual basis from 0.38% to 0.85% of fund assets.

Portfolio Companies

There are currently 12 variable investment options offered under the Towers Perrin Group Variable Universal Life Contract and Certificates. Set out below is a list of each available Fund, its investment management fees and other expenses, and its investment adviser/investment manager. Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential Insurance and/or its affiliates for certain marketing efforts.

The Funds

The Prudential Series Fund, Inc.

(Class I Shares)

Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in high-grade debt obligations and high-quality money market investments. The Portfolio may invest up to 20% of its total assets in debt securities issued outside the U.S., by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

Flexible Managed Portfolio: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments. A portion of the Portfolio assets may be invested in high-yield/high-risk debt securities. The Portfolio may also invest in foreign securities.

Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

Jennison Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities.

Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.

Small Capitalization Stock Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalizations. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor’s Small Capitalization

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600 Stock Index (the “S&P Small Cap 600 Index”) by investing at least 80% of its investable assets in all or a representative sample of stocks in the S&P SmallCap 600 Index.

Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) by investing at least 80% of its investable assets in S&P 500 stocks.

Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that we believe are undervalued - those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITS) and up to 30% of its total assets in foreign securities.

DWS Variable Series II (Class A Shares)

DWS High Income VIP: The portfolio seeks to provide a high level of current income. Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (ie. Grade BB/Ba and below). The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

Janus Aspen Series

(Institutional Shares)

International Growth Portfolio: Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of issuers from countries outside the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

Large Cap Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000® Index at the time of purchase. Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

T. Rowe Price Equity Series, Inc.

Mid Cap Growth Portfolio: Seeks long-term capital appreciation by investing primarily in mid-cap stocks with potential for above average earnings growth.

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Fund Fees and Expenses

	Investment		Acquired
	Advisory	Other	Portfolio	12b-1	Total
Fund Name	Fees	Expenses	Fees and Expenses[1]	Fees	Expenses[2]

Prudential Series Fund, Inc.
(Class I Shares)
Diversified Bond Portfolio	0.40%	0.05%	--	--	0.45%
Flexible Managed Portfolio	0.60%	0.02%	--	--	0.62%
Global Portfolio	0.75%	0.09%	--	--	0.84%
Jennison Portfolio	0.60%	0.03%	--	--	0.63%
Money Market Portfolio	0.40%	0.03%	--	--	0.43%
Small Capitalization Stock Portfolio	0.40%	0.05%	--	--	0.45%
Stock Index Portfolio	0.35%	0.02%	--	--	0.37%
Value Portfolio	0.40%	0.03%	--	--	0.43%

DWS Variable Series II
(Class A Shares)
DWS High Income VIP (3)	0.59%	0.11%	--	--	0.70%

Janus Aspen Series
(Institutional Shares)
International Growth Portfolio (4)	0.64%	0.07%	--	--	0.71%
Large Cap Growth Portfolio (4)	0.64%	0.05%	--	--	0.69%

T. Rowe Price Equity Series Inc.
Mid Cap Growth Portfolio (5)	0.85%	0.00%	--	--	0.85%

•Each Asset Allocation Portfolio invests in shares of other Portfolios of the Fund and the Advanced Series Trust (the Acquired Portfolios).

In addition, each Portfolio may invest otherwise uninvested cash in the Dryden Core Investment Fund (Money Market and/or Short-Term Bond Series).

Investors in an Asset Allocation Portfolio or other Portfolio indirectly bear the fees and expenses in the Acquired Portfolios and/or Dryden Core Investment Fund. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios and/or Dryden Core Investment Fund, in which the Asset Allocation Portfolios or other Portfolios invested during the year ended December 31, 2006. The Asset Allocation Portfolios do not pay any tranaction fees when they purchase and redeem shares of the Acquired Portfolios.

Where "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

2.

Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows, may be discontinued or otherwise modified at any time. Diversified Bond Portfolio: 0.75%; Flexible Managed Portfolio: 0.75%; Jennison Portfolio: 0.75%; Money Market Portfolio: 0.75%; Small Capitalization Stock Portfolio: 0.75%; Stock Index Portfolio: 0.75%; Value Portfolio 0.75%.

3.	Management fees have been restated to reflect the new fee schedule effective October 1, 2006.

4. The ‘‘Management Fee’’ is the investment advisory fee paid by each Portfolio to Janus Capital.

‘‘Acquired Fund’’ means any underlying portfolio in which a Portfolio invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to each portfolio’s ratio of gross expenses to average net assets appearing in the Financial

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Highlights tables, which reflect the operating expenses of a Portfolio and does not include Acquired Fund fees and expenses. Amounts less than 0.01%, if applicable, are included in Other Expenses.

Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive certain Portfolios’ total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to certain limits until at least May 1, 2008. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Statement of Additional Information.

5. Management fees include the ordinary, recurring operating expenses of the Portfolio, but does not cover interest, taxes, brokerage,

nonrecurring and extraordinary items or fees and expenses for the Fund’s independent directors.

Fund Advisers

Prudential Investments LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Series Fund. PI will furnish investment advisory services and administrative services in connection with the management of the Series Fund portfolios under a “manager-of-managers” approach. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Jennison Portfolio and the Value Portfolio. Jennison is located at 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Diversified Bond Portfolio and the Money Market Portfolio. PIM also serves as a subadviser for the Flexible Managed Portfolio. PIM is located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Quantitative Management Associates LLC (“QMA”), a wholly-owned subsidiary of PIM, serves as the subadviser for the Stock Index Portfolio. QMA also serves as a subadviser for the Flexible Managed Portfolio. QMA is located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

LSV Asset Management (“LSV”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. LSV is located at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (“Marsico”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. Marsico is an indirect, wholly-owned subsidiary of Bank of America Corporation. Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. T. Rowe Price is located at 100 East Pratt Street, 10th Floor, Baltimore, Maryland 21202.

William Blair & Company LLC (“William Blair”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. William Blair is located at 222 West Adams Street, Chicago, Illinois 60606.

The investment advisor of the DWS Variable Series II portfolios is Deutsche Investment Management Americas Inc. (“Deutsche”). Deutsche’s principal business address is 345 Park Avenue, New York, NY 10154.

Janus Capital Management LLC ("Janus Capital") serves as the investment adviser for the Janus Aspen Series portfolios. Janus Distributors LLC serves as the principal underwriter to each of the above-mentioned portfolios. Janus Capital's principal business address is 151 Detroit Street, Denver, Colorado 80206-4928.

The investment manager for the T. Rowe Price Equity Series Inc. portfolio is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price's principal business address is 100 East Pratt Street, Baltimore, Maryland 21202.

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For complete information on each portfolio mentioned above, please see the individual Portfolio’s prospectus. You may request copies by calling The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874.

Your enrollment kit gives more information about the past performance of each investment option.

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%.

Charges

The current charges under the Towers Perrin Group Contract are as follows:

1.

Charges for taxes on premium payments. Prudential Insurance deducts a charge of 2.60% from each premium payment. This charge is to compensate us for incurring state and local premium taxes (currently 2.25%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2.

Daily charges for mortality and expense risks. Prudential Insurance deducts this charge from the assets of the Towers Perrin Group Contract that correspond to the Funds you select. This charge is to compensate us for assuming mortality and expense risks. Prudential Insurance does not deduct this charge from assets invested in the Fixed Account.

For Towers Perrin, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

3.

Daily charges for investment management fees and expenses. Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

4.	Monthly charges. Prudential Insurance deducts a monthly charge for the cost of insurance and a monthly charge of $3.00 for administrative expenses from your Certificate Fund.

The highest current rate per thousand is $11.59, and applies to insureds age 90 and above, who are smokers and have ported their coverage. The lowest current rate per thousand is $0.056, and applies to insured non-smoking active employees under age 30.

The following table provides sample per thousand cost of insurance rates (net of taxes) for nonsmokers:

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.084
45	$.140
55	$.399
65	$1.179

5.	Possible additional charges. For details on possible additional charges, see the Charges section of the prospectus.

Eligibility and Enrollment

Eligibility: Eligible Group Members for the Group Variable Universal Life Insurance include:

•	Active, full-time US employees of Towers Perrin.

•	Active, full-time reduced hour US employees of Towers Perrin.

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Employees may be insured under either the Group Universal Life plan or the Group Variable Universal Life plan, but not both.

We refer to each person who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant.

Enrollment Period: An eligible employee may only enroll during Towers Perrin's annual enrollment period. However, new employees may enroll for coverage during the year, as long as they enroll within 31 days after first becoming eligible.

Coverage Information

Face Amount

A Participant may choose a Face Amount from one to five times base annual earnings starting at a minimum of $10,000 up to a maximum of $3,000,000. (When a Face Amount is based on salary, we round the Face Amount to the next higher multiple $1,000 if it is not already an even multiple of $1,000).

Evidence of Good Health

Special rules applied during the initial enrollment period.

•

For a Current Participant: Current amounts of coverage were “grandfathered,” provided that amounts in excess of $1,000,000 have been subject to the eligible employee giving evidence of good health. In addition, any increase in coverage will be subject to the eligible employee giving evidence of good health.

•

For a Newly Hired Eligible Group Member: You must provide evidence of good health if you enroll and request a Face Amount that is more than $1,000,000. If you enroll more than 31 days after you first become eligible, you must give evidence of good health to enroll for any Face Amount.

Changes In Face Amount

Increases in Face Amount: After the initial enrollment, you may increase your Face Amount of insurance during the annual enrollment, but you must provide evidence of good health. You may also increase your face amount of insurance within 31 days following a qualifying life event, but you will be required to provide evidence of good health.

Decreases in Face Amount: Generally, your coverage amount will not decrease unless you request a decrease from us. However, if your coverage amount is a multiple of salary, then your coverage amount may decrease if your salary decreases.

See the Changes in Face Amount and Taxes sections of the prospectus.

Additional Insurance Benefits

Accelerated Benefit Option: You can choose to receive an early payment of all or part of the Death Benefit when diagnosed as being terminally ill. Accelerated benefits are subject to a combined maximum of $1,000,000 if your term life death benefit is also accelerated. “Terminally ill” means you have a life expectancy of 12 months or less.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the Suicide Exclusion section of the prospectus.

Changes in Personal Status

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Continuing Coverage When You Become Disabled

There is no disability provision under your Certificate, but you may continue your Group Variable Universal Life Coverage while on Disability Leave of Absence that is approved by Towers Perrin. Prudential Insurance will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage When You Retire

You may continue your coverage when you retire. Prudential Insurance will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage If You Leave the Company for Reasons Other Than Retirement

You may continue your coverage on a Portable basis if you leave Towers Perrin for any reason. Rates for Portable coverage are higher than rates for coverage as an active employee. Prudential Insurance will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses.

Termination of The Group Contract

Either Towers Perrin or Prudential Insurance may end the Group Contract. Prudential Insurance can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not Towers Perrin replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

•

If Towers Perrin does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential Insurance will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

•

If Towers Perrin does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; continue coverage on a Portable basis; or elect to receive the Cash Surrender Value of your Certificate.

See the Options On Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

For active employees, Towers Perrin will send routine premium payments to Prudential Insurance by payroll deduction, and will make these payments monthly. Retirees, employees on an approved leave of absence, and Participants who choose Portable Coverage will be billed directly by Prudential Insurance (with an additional fee, currently $3 per bill, for administration expenses) and will submit their premium payments directly to Prudential Insurance.

When Monthly Charges are Deducted

The exact date that we deduct the monthly charge from your Certificate Fund depends upon whether you make routine premium payments by automatic payroll deduction or directly to Prudential Insurance. We deduct the monthly charge from each investment option in the same proportions that your Certificate Fund is invested.

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If you make routine premium payments by automatic payroll deduction through Towers Perrin, we generally will deduct the monthly charge once per month, on the Monthly Deduction Date. The Monthly Deduction Date will coincide with the date Towers Perrin forwards the payroll deductions to us.

Towers Perrin intends to forward automatic payroll deduction premium payments to us on a periodic basis, typically twice per month. But, if Towers Perrin has not transferred the monthly payroll deductions to us by the 45th day after the premium due date, we will deduct the monthly charge on that 45th day.

If you make routine premium payments directly to Prudential Insurance, we generally will deduct charges once per period, on the date that we receive your premium payments. If your premium payments have not been received by the 45th day after the premium due date, we will deduct the charges from the Certificate Fund on that 45th day. However, for groups that utilize monthly premium processing, charges will be deducted from the Certificate Fund on the first Business Day of every month, regardless of the billing frequency.

Cash Surrender Value and Death Benefit

If you ask, we will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed Face Amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration.” This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.

Cancellation Rights

You may return a Certificate for a refund within 10 days after you receive it. These 10 days are known as the "free look" period. You can ask for a refund by mailing the Certificate back to Prudential Insurance. During the first 20 days after the Certificate Date, your premium payments are held in the Series Fund Money Market Portfolio.

See the “Free Look” Period section of the prospectus for more details.

Other Primary Features Of The Plan

The prospectus describes the standard features of the Towers Perrin Group Contract, including:

•	how Prudential issues Certificates

•	the free look period

•	transfers between investment options

•	dollar cost averaging

•	how paid-up coverage may be available

•	contestability rules

•	how you can change future premium allocations among investment options

•	the Death Benefit and contract values

•	withdrawals

•	details on how loans work

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•	how your insurance could end (known as “lapsing”)

•	reinstatement of your coverage

•	tax treatment of Certificate benefits

•	definitions of special terms

Please refer to the prospectus for information on these and other features of the Towers Perrin Group Contract.

You may contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

11

Supplement Dated May 1, 2007

To Prospectus Dated May 1, 2007

For Group Variable Universal Life Insurance

Special Features Of The Group Contract For

CBS Corporation .

This document is a supplement to the prospectus dated May 1, 2007 (the “prospectus”) for the Group Variable Universal Life Insurance contract and Certificates that The Prudential Insurance Company of America (“Prudential Insurance,” “we,” “us”) offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the CBS Corporation Group Variable Universal Life Contract and Certificates. In this supplement, we list the 11 Funds that are available to you under the CBS Corporation Group Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% of each premium payment. Current charge – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current amount deducted – 2.60% of each premium payment.

_________________________

1 For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential Insurance. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2 from each premium payment. Current charge - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 or 2% of the amount surrendered. Current charge - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 or 2% of the amount withdrawn. Current charge - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current Charge - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current Charge - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current charge - $0.00.
Loan Interest	This charge accrues daily.	Current charge - The Loan Account crediting rate plus 2%. The Loan Account crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Separate Account Charge (for Mortality and Expense Risk)	Deducted daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current – 0.45% of the amount of assets in the variable investment options
Charge for Administrative Expenses	Deducted monthly	Maximum - $6.00 Current - $3.00
*Cost of Insurance[2]		Maximum - $83.33 Minimum - $0.028**
Charge for a Representative Certificate Owner	Deducted monthly	Representative current charge - $0.20****

_________________________

2 The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

2

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
*Additional Insurance Benefits[3]:
Child Term Insurance	Deducted monthly	Maximum - $0.10*** Minimum - $0.10***
Representative current charge - $0.10*****

*	The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.
**	This amount is the minimum currently charged. The contract does not specify a guaranteed minimum rate.

*** These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.

****	The representative current charge for cost of insurance is a sample rate currently charged for a 52 year old non-smoking insured, who is an active employee in CBS Corporation.

***** The representative current charge for additional insurance benefits are sample rates currently charged.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the

Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and

Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses*	Minimum	Maximum
Gross expenses deducted from the Fund’s assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.37%	1.22%

*For 2006, the net fees of these funds ranged on an annual basis from 0.38% to 1.22% of fund assets (after expense reimbursements or waivers, which reimbursements or waivers may terminate at any time).

Portfolio Companies

There are currently 11 variable investment options offered under the Viacom, Inc. Group Variable Universal Life Contract and Certificates. Set out below is a list of each available Fund, its investment management fees and other expenses, and its investment advisor/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential Insurance and/or its affiliates for certain marketing efforts.

The Funds

The Prudential Series Fund, Inc.

(Class I Shares)

_________________________

3 These benefits may not be available to some groups.

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Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in high-grade debt obligations and high-quality money market investments. The Portfolio may invest up to 20% of its total assets in debt securities issued outside the U.S., by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

Equity Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stock of major established companies, as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities.

Flexible Managed Portfolio: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments. A portion of the Portfolio assets may be invested in high-yield/high-risk debt securities. The Portfolio may also invest in foreign securities.

Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.

Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) by investing at least 80% of its investable assets in S&P 500 stocks.

Franklin® Templeton® Variable Insurance Products Trust

(Class 2 Shares)

Templeton Foreign Securities Fund: Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities.

Janus Aspen Series

(Institutional Shares)

Large Cap Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000® Index at the time of purchase. Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

Lazard Retirement Series, Inc.

(Service Shares)

Lazard Retirement Small Cap Portfolio: The Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively small U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers “small cap companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2000® Index (ranging from approximately $23 million to $5.4 billion as of March 31, 2006). Because small cap companies are defined by reference to an index, the market capitalizations of companies in which the Portfolio may invest may vary with market conditions. Under normal circumstances, the Portfolio invests at least 80% of

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its assets in equity securities of small cap companies. These securities generally have, in the Investment Manager’s opinion, the potential to become a larger factor in the company’s business sector, significant debt but high levels of free cash flow and/or a relatively short corporate history with the expectation that the business may grow.

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio: Seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

New America Growth Portfolio: Seeks long-term capital growth by investing primarily in common stocks of growth companies.

Fund Fees and Expenses

	Investment		Acquired Portfolio
	Advisory	Other	Fees and	12b-1	Total
Fund Name	Fees	Expenses	Expenses[1]	Fees	Expenses[2]

The Prudential Series Fund, Inc.
(Class I Shares)
Diversified Bond Portfolio	0.40%	0.05%	--	--	0.45%
Equity Portfolio	0.45%	0.02%	--	--	0.47%
Flexible Managed Portfolio	0.60%	0.02%	--	--	0.62%
Global Portfolio	0.75%	0.09%	--	--	0.84%
Money Market Portfolio	0.40%	0.03%	--	--	0.43%
Stock Index Portfolio	0.35%	0.02%	--	--	0.37%

Franklin Templeton Variable Insurance
Products Trust (Class 2 Shares)
Templeton Foreign Securities Fund (3)	0.63%	0.15%	0.03%	0.25%	1.06%

Janus Aspen Series
(Institutional Shares)
Large Cap Growth Portfolio (4)	0.64%	0.05%	--	--	0.69%

Lazard Retirement Series, Inc.
(Service Shares)
Small Cap Portfolio	0.75%	0.22%	--	0.25%	1.22%

T. Rowe Price Equity Series Inc.
Equity Income Portfolio (5)	0.85%	0.00%	--	--	0.85%
New America Growth Portfolio (5)	0.85%	0.00%	--	--	0.85%

•ach Asset Allocation Portfolio invests in shares of other Portfolios of the Fund and the Advanced Series Trust (the Acquired Portfolios). In addition, each Portfolio may invest otherwise uninvested cash in the Dryden Core Investment Fund (Money Market and/or Short-Term Bond Series).

Investors in an Asset Allocation Portfolio or other Portfolio indirectly bear the fees and expenses in the Acquired Portfolios and/or Dryden Core Investment Fund. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios and/or Dryden Core Investment Fund, in which the Asset Allocation Portfolios or other Portfolios invested during the year ended December 31, 2006. The Asset Allocation Portfolios do not pay any tranaction fees when they purchase and redeem shares of the Acquired Portfolios.

Where "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause

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the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

2 Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows, may be discontinued or otherwise modified at any time. Diversified Bond Portfolio: 0.75%; Equity Portfolio 0.75%; Flexible Managed Portfolio: 0.75%; Money Market Portfolio: 0.75%; Stock Index Portfolio: 0.75%.

3 The Fund administration fee is paid indirectly through the management fee.

The Fund's fees and expenses have been restated as if the Fund's new investment management and fund administration agreements had been in place for the fiscal year ended December 31, 2006. The manager and administrator, however, have contractually agreed in advance to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund are phased in over a five year period, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of the four years thereafter through April 30, 2012, the manager and administrator will receive one-fifth of the increase in the rate of fees. Beginning May 1, 2012, the full new investment management and administration fees will then be in effect.

The Fund does not pay management fees but it does pay an administration fee of 0.10%, which is included in “other expenses” and will indirectly bear its proportionate share of any management fees and other expenses paid by the underlying funds in which it will invest. Acquired funds’ estimated fees and expenses are based on the acquired funds’ expenses for the fiscal year ended December 31, 2006.

The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund’s fees and expenses are due to those of the acquired fund. This reduction is required by the Trust’s board of trustees and an exemptive order of the Securities and Exchange Commission (SEC).

4. The ‘‘Management Fee’’ is the investment advisory fee paid by each Portfolio to Janus Capital.

‘‘Acquired Fund’’ means any underlying portfolio in which a Portfolio invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to each portfolio’s ratio of gross expenses to average net assets appearing in the Financial Highlights tables, which reflect the operating expenses of a Portfolio and does not include Acquired Fund fees and expenses. Amounts less than 0.01%, if applicable, are included in Other Expenses.

Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive certain Portfolios’ total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to certain limits until at least May 1, 2008. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Statement of Additional Information.

5. Management fees include the ordinary, recurring operating expenses of the Portfolio, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the Fund’s independent directors.

Fund Advisers

Prudential Investments LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Series Fund. PI will furnish investment advisory services and administrative services in connection with the management of the Series Fund portfolios under a “manager-of-managers” approach. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Diversified Bond Portfolio and the Money Market Portfolio. PIM also serves as a subadviser for the Flexible Managed Portfolio. PIM is located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Quantitative Management Associates LLC (“QMA”), a wholly-owned subsidiary of PIM, serves as the subadviser for the Stock Index Portfolio. QMA also serves as a subadviser for a portion of the assets of the the Flexible Managed Portfolio. QMA is located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

ClearBridge Advisors LLC (“ClearBridge”) serves as a subadviser for approximately 50% of the assets of the Equity Portfolio. ClearBridge is located at 100 Light Street, Baltimore, Maryland 21202.

LSV Asset Management (“LSV”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. LSV is located at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

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Marsico Capital Management, LLC (“Marsico”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. Marsico is an indirect, wholly-owned subsidiary of Bank of America Corporation. Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. T. Rowe Price is located at 100 East Pratt Street, 10th Floor, Baltimore, Maryland 21202.

William Blair & Company LLC (“William Blair”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. William Blair is located at 222 West Adams Street, Chicago, Illinois 60606.

Templeton Investment Counsel, LLC, located at 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394, serves as the investment adviser for the Templeton Foreign Securities Fund. Franklin Advisers, Inc., is located at One Franklin Parkway, San Mateo, CA 94403.

Janus Capital Management LLC ("Janus Capital") serves as the investment adviser for the Janus Aspen Series portfolio. Janus Distributors LLC serves as the principal underwriter to each of the above-mentioned portfolios. Janus Capital's principal business address is 151 Detroit Street, Denver, Colorado 80206-4928.

Lazard Asset Management LLC ("Lazard"), a Delaware limited liability company, serves as the investment manager and principal underwriter to the Lazard Retirement Series, Inc., portfolio. Lazard's principal business address is 30 Rockefeller Plaza, New York, New York 10112.

The investment manager for the T. Rowe Price Equity Series Inc. portfolio is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price's principal business address is 100 East Pratt Street, Baltimore, Maryland 21202.

For complete information on each portfolio mentioned above, please see the individual Portfolio’s Prospectus. You may request copies by calling The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at 1-800-562-9874.

Your enrollment kit gives more information about the past performance of each Fund. This past performance is no guarantee of future results.

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%. For more information, see The Fixed Account section of the Prospectus.

Charges

The current charges under the CBSGroup Contract are as follows:

1.

Charges For Taxes on Premium Payments. Prudential Insurance deducts a charge of 2.60% from each premium payment. This charge is to compensate Prudential Insurance for incurring state and local premium taxes (currently 2.25%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2.

Daily Charges for Mortality and Expense Risks. Prudential Insurance deducts this charge from the assets of the Subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential Insurance for assuming mortality and expense risks.

For CBS the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

3.	Daily Charges for Investment Management fees and Expenses. Each of the underlying mutual funds deducts investment management fees and expenses. These fees are described earlier in this supplement.

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4.

Monthly Charges. Prudential deducts a monthly charge for the cost of insurance, and, if applicable, a monthly charge for administrative expenses. Currently, the monthly charge for administrative expenses is $3.00.

The highest current rate per thousand is $41.831, and applies to insureds ages 95 and above, who are smokers and have ported their coverage. The lowest current rate per thousand is $0.028, and applies to insured non-smoking active employees under age 30.

The following table provides sample per thousand rates (net of taxes) for active employees paying nonsmoker rates:

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$. 049
45	$. 121
55	$. 331
65	$. 571

Dependent term insurance: The rate for child term insurance is currently $0.10 per thousand.

5.	Possible Additional Charges. For details on possible additional charges, see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility: Eligible Group Members for the Group Variable Universal Life Insurance are:

Active Salaried Employees of CBS Corporation (“CBS”) who on December 31, 2001 were participating in the CBS Group Variable Universal Life Insurance plan, and have elected to continue under the program.

In addition, eligible group members may also purchase Group Variable Universal Life Insurance for their spouse and Dependent Term Life Insurance coverage for their eligible dependent children.

Spouses who are also employees of CBS may not be covered both as an employee and a spouse. If, after the death of a spouse, we become aware that a spouse was covered as both an employee and spouse, we will pay a death benefit as though the spouse were an employee only. We will return the premiums that were paid as a spouse, and we will retain any investment gain or loss.

See the Applicant Owner Provision section of the prospectus to learn about how a spouse or other person may apply for coverage on the life of the employee.

We refer to each person who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant.

Children of eligible employees are eligible for dependent term life coverage from live birth to age 23, provided they are unmarried and dependent on the employee for support and maintenance. Eligible children include legally adopted children, stepchildren and foster children who live with the employee and depend on the employee wholly for support.

•	A child will not be eligible if he or she is confined for medical care or treatment at home or elsewhere on the effective date of coverage, unless the child was, on December 31, 2001,

covered under the CBS Group Dependent Life Insurance Policy.

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•

At the expiration of the calendar year in which a child reaches age 23, the employee may continue coverage if the child is not physically or mentally capable of self-support. The employee must give Prudential Insurance evidence of the incapacity within 31 days after coverage would end.

•	Children who are also employees of CBS may not be covered both as an employee and a dependent. If both parents are employees of CBS , a child may be covered by only one parent.

Enrollment Period: An eligible employee had to enroll during the 2002 Benefits Enrollment Period in order to obtain Group Variable Universal Life Insurance coverage.

During the 2006 Benefits Enrollment Period a covered employee could increase coverage by one times Annual Benefits Base Salary without submission of evidence of insurability satisfactory to Prudential. Any increase over one times the Annual Benefits Base Salary would require submission of evidence of insurability satisfactory to Prudential. Any increase in employee coverage during the enrollment period would be effective on the later of January 1, 2006 and the date any needed evidence of insurability was approved by Prudential. Additionally employee must be actively at work on the effective date, otherwise the increase in coverage will be deferred until return to active work.

During the 2006 Benefits Enrollment Period all increases in spouse coverage required evidence of insurability, and would be effective on the later of January 1, 2006 and the date the evidence of insurability was approved by Prudential. Additionally, the if the spouse is home or hospital confined on the date that increased coverage would otherwise take effect, the effective date of the increase will be deferred until release from such confinement.

Coverage Information

Face Amount

Executive Employee Group Variable Universal Life Coverage: A Participant who is classified by the employer as an executive may choose a Face Amount from one times Annual Benefits Base Salary to eight times Annual Benefits Base Salary, up to a maximum of $3,000,000. The calculated Face Amount will always be rounded up to the nearest $1,000 if not already a multiple of that amount.

Non-Executive Employee Group Variable Universal Life Coverage: All other Participants who are eligible employees may choose a Face Amount from one times Annual Benefits Base Salary to eight times Annual Benefits Base Salary, up to a maximum of $5,000,000. The calculated Face Amount will always be rounded up to the nearest $1,000 if not already a multiple of that amount.

Spouse Group Variable Universal Life Coverage: A Participant may choose Group Variable Universal Life Insurance coverage for a spouse in $10,000 increments, up to $250,000.

Dependent Children: A Participant may elect Dependent Term Life Insurance coverage for qualified dependent children from one of the following five amounts for each eligible child: $1,000, $2,000, $4,000, $10,000 or $20,000.

Evidence of Good Health

For a Participant Who is An Employee: During the 2002 benefits enrollment period, an employee could increase his/her coverage by one times Annual Benefits Base Salary with no evidence of good health. Once enrolled, however, any increase in coverage will be subject to the employee giving evidence of good health, except that an employee can increase coverage by one times Annual Benefits Base Salary within 31 days of a qualifying life event without any medical evidence being required. For the purposes of this plan, a qualifying life event is defined as: (1) a change in marital status, (2) the birth/adoption of a child, (3) the death of a

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dependent or (4) the purchase of a home. See Enrollment Period above for the special rules applicable to the 2006 Benefits Enrollment Period.

For a Dependent Spouse: Evidence of good health will be required for any spouse coverage that exceeds $30,000. Special rules applied during the 2002 Benefits Enrollment period. Once enrolled, a spouse must give evidence of good health for any increase, except that coverage can be increased by $10,000 without evidence of good health, within 31 days of a qualifying life event. If an employee enrolls for spouse coverage more than 31 days from the date of initial eligibility, all amounts of coverage will require evidence of good health. See Enrollment Period above for the special rules applicable to the 2006 Benefits Enrollment Period.

Changes in Face Amount

Increases in Face Amount: You may increase your Face Amount of insurance at anytime. You may also increase your amount of spouse or dependent child coverage. However, increased coverage may require evidence of insurability satisfactory to Prudential Insurance as noted in the section Evidence of Good Health above. Additionally, if you are not actively at work on the date any approved increase in coverage would be effective, such increase will not become effective until you return to active-at-work status. If any dependent spouse or child is home or hospital confined on the date any approved increase in coverage would be effective, such increase will not be effective until the spouse or child is released from such confinement.

Decreases in Face Amount: Your coverage amount will not be decreased unless you request a decrease from Prudential Insurance. However, if your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

See the Changes in Face Amount and Taxes sections of the prospectus.

Additional Insurance Benefits

Accelerated Benefit Option: A Participant (employee or spouse) can elect to receive an early payment of up to 50% of the applicable Death Benefit, when diagnosed as being terminally ill with a life expectancy of 12 months or less.

Exclusions

There are no exclusions in the CBS Corporation Group Variable Universal Life Insurance plan.

Changes In Personal Status

Continuing Coverage When You Retire, Terminate Employment or Become Disabled

•

You may continue your coverage if you retire or become disabled. Your rates for coverage will depend on your age. Prudential Insurance will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

•

If you terminate employment at any other time, you may continue your coverage on a Portable basis. If you continue coverage on a Portable basis, your rates will be higher than rates for coverage as an active employee. Prudential Insurance will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses.

Termination of The Group Contract

Either CBS or Prudential may end the Group Contract. See the Termination of Group Contractholder’s Participation section of the prospectus for the conditions under which Prudential Insurance may terminate the Group Contract.

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If the Group Contract ends, the effect on Participants depends on whether or not CBS replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

•

If CBS does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential Insurance will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

•

If CBS does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; continue coverage on a Portable basis; or elect to receive the Cash Surrender Value of your Certificate.

•

You may continue your plan regardless of whether CBS replaces the Group Contract if, as of the date the Group Contract terminates, you have already elected to continue your coverage on a Portable basis.

See the Options on Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

For active employees and their dependents, CBS will send routine premium payments to Prudential Insurance by payroll deduction. Retirees, employees on an approved leave of absence, and Participants who choose Portable coverage will be billed directly by Prudential Insurance and will submit their premium payments directly to Prudential Insurance.

When Monthly Charges are Deducted

We calculate and deduct the monthly charge from your Certificate Fund, depending upon whether you make routine premium payments by automatic payroll deduction or directly to Prudential Insurance. We deduct the monthly charge from each investment option in the same proportions that your Certificate Fund is invested.

If you make routine premium payments by automatic payroll deduction through CBS , we generally will deduct the monthly charge once per month, on the Monthly Deduction Date. The Monthly Deduction Date will coincide with the date CBS forwards premium payments to us. If premium payments have not been transferred to us by the 45th day after the first day of any month, we will deduct the monthly charge from the Certificate Fund on that 45th day.

If you make routine premium payments directly to Prudential Insurance, we generally will deduct charges once per period, on the date that we receive your premium payments. If your premium payments have not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day. However, for groups that utilize monthly premium processing, the charges will be deducted from the Certificate Fund on the first Business Day of every month, regardless of the billing frequency.

Cash Surrender Value and Death Benefit

If you ask, Prudential Insurance will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed face amount of insurance, and proposed Premium payments.

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We refer to this as a “personalized illustration”. This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.

Cancellation Rights

You may return a Certificate for a refund within 10 days after you receive it. These 10 days are known as the “free look” period. You can ask for a refund by mailing the Certificate back to Prudential Insurance. During the first 20 days after the Certificate Date, your premium payments are held in the Series Fund Money Market Portfolio.

Other Primary Features of The Plan

The prospectus describes the standard features of the CBS Group Contract, including:

•	how Prudential issues Certificates

•	the “free-look” period

•	transfers between investment options

•	dollar cost averaging

•	how paid-up coverage may be available

•	contestability rules

•	your options on termination of coverage

•	how you can change future premium allocations among investment options

•	the Death Benefit and Contract values

•	withdrawals

•	details on how loans work

•	how your insurance could end (known as “lapsing”)

•	reinstatement of your coverage

•	tax treatment of Certificate benefits

•	definition of special terms

Please refer to the prospectus for information on these and other features of the CBS Group Contract.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

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Supplement Dated May 1, 2007

To Prospectus Dated May 1, 2007

For Group Variable Universal Life Insurance

Special Features Of The Group Contract For

Yellow Roadway

This document is a supplement to the prospectus dated May 1, 2007 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential Insurance,” “we,” “us”) offers to you. This supplement must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Group Contract and Certificates made available to your group. In this supplement, we list the 16 funds that are available to you under the Yellow Roadway Group Contract and Certificates .

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The prospectus describes the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. The following tables provide the “current” and “maximum charge” applicable to the Group Contract. The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	Current Charge	Maximum Charge
Charge for Sales Expenses (Load)	0.40% of premium	3.5% of premium
Charge for Taxes Attributable to Premiums1	2.60% of premium	Up to the sum of state, local and federal tax rates
Charge for Processing Premiums.	$0.00	$2 per payment
Surrender Charge (Load)	$0.00	The lesser of $20 or 2% of the amount surrendered.
Withdrawal Charge	$0.00	The lesser of $20 or 2% of the amount withdrawn.

GL.2006.069

_________________________

1 For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential Insurance. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

Transaction Fees
Charge	Current Charge	Maximum Charge
Transfer Charge	$0.00 for up to the 12 transfers per year. $20 per transfer after the twelfth.	$20 per transfer after the twelfth.
Charge for Additional Statements	$0.00	$20 per statement.
Loan Transaction Charge	$0.00	$20 for each loan.
Loan Interest	The Loan Account crediting rate plus 2%.	The Loan Account crediting rate plus 2%.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	Current Charge	Maximum Charge
Separate Account Charge (for Mortality and Expense Risk)	0.45% of the amount of assets in the variable investment options.	0.90% of the amount of assets in the variable investment options.
Charge for Administrative Expenses	$3.50 per month	$6.00 per month
*Cost of Insurance2		Maximum - $83.33 Minimum - $0.03**
Charge for a Representative Certificate Owner	Deducted monthly	Representative current charge - $0.17***

*	The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
**	This amount is the minimum currently charged. The contract does not specify a guaranteed minimum rate.
***	The representative current charge for cost of insurance is a sample rate currently charged for a 50 year old insured, who is an active employee in Yellow Roadway.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses*	Minimum	Maximum
Gross expenses deducted from the Fund’s assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.37%	1.22%

*For 2006, the net fees of these funds ranged on an annual basis from 0.38% to 1.22% of fund assets (after expense reimbursements or waivers, which reimbursements or waivers may terminate at any time).

Portfolio Companies

_________________________

2 The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

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There are currently 16 variable investment options available under the Yellow Roadway Group Variable Universal Life Contract and Certificates. Set out below is a list of each available Fund, its investment management fees and other expenses, and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential Insurance and/or its affiliates for certain marketing efforts.

The Funds

The Prudential Series Fund, Inc.

(Class I Shares)

Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in high-grade debt obligations and high-quality money market investments. The Portfolio may invest up to 20% of its total assets in debt securities issued outside the U.S., by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

Equity Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stock of major established companies, as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities.

Flexible Managed Portfolio: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments. A portion of the Portfolio assets may be invested in high-yield/high-risk debt securities. The Portfolio may also invest in foreign securities.

Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

Jennison Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities.

Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.

Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) by investing at least 80% of its investable assets in S&P 500 stocks.

Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that we believe are undervalued - those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITS) and up to 30% of its total assets in foreign securities.

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DWS Variable Series II (Class A Shares)

DWS High Income VIP: The portfolio seeks to provide a high level of current income. Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (ie. Grade BB/Ba and below). The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

Franklin® Templeton® Variable Insurance Products Trust

(Class 2 Shares)

Templeton Foreign Securities Fund: Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities.

Janus Aspen Series

(Institutional Shares)

International Growth Portfolio: Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of issuers from countries outside the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

Large Cap Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000® Index at the time of purchase. Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

Lazard Retirement Series, Inc.

(Service Shares)

Lazard Retirement Small Cap Portfolio: The Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively small U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers “small cap companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2000® Index (ranging from approximately $23 million to $5.4 billion as of March 31, 2006). Because small cap companies are defined by reference to an index, the market capitalizations of companies in which the Portfolio may invest may vary with market conditions. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap companies. These securities generally have, in the Investment Manager’s opinion, the potential to become a larger factor in the company’s business sector, significant debt but high levels of free cash flow and/or a relatively short corporate history with the expectation that the business may grow.

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MFS® Variable Insurance TrustSM

(Initial Class Shares)

MFS Research Series: Seeks to provide long-term growth of capital and future income by investing at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio: Seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

New America Growth Portfolio: Seeks long-term capital growth by investing primarily in common stocks of growth companies.

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Fund Fees and Expenses

	Investment		Acquired
	Advisory	Other	Portfolio	12b-1	Total
Fund Name	Fees	Expenses	Fees and Expenses[1]	Fees	Expenses[2]

The Prudential Series Fund, Inc.
(Class I Shares)
Diversified Bond Portfolio	0.40%	0.05%	--	--	0.45%
Equity Portfolio	0.45%	0.02%	--	--	0.47%
Flexible Managed Portfolio	0.60%	0.02%	--	--	0.62%
Global Portfolio	0.75%	0.09%	--	--	0.84%
Jennison Portfolio	0.60%	0.03%	--	--	0.63%
Money Market Portfolio	0.40%	0.03%	--	--	0.43%
Stock Index Portfolio	0.35%	0.02%	--	--	0.37%
Value Portfolio	0.40%	0.03%	--	--	0.43%

DWS Variable Series II
(Class A Shares)
DWS High Income VIP (3)	0.59%	0.11%	--	--	0.70%

Franklin Templeton Variable Insurance
Products Trust (Class 2 Shares)
Templeton Foreign Securities Fund (4)	0.63%	0.15%	0.03%	0.25%	1.06%

Janus Aspen Series
(Institutional Shares)
International Growth (5)	0.64%	0.07%	--	--	0.71%
Large Cap Growth Portfolio (5)	0.64%	0.05%	--	--	0.69%

Lazard Retirement Series, Inc.
(Service Shares)
Small Cap Portfolio (6)	0.75%	0.22%	--	0.25%	1.22%

MFS Variable Insurance Trust
(Initial Class Shares)
MFS Research Series (7)	0.75%	0.14%	--	--	0.89%

T. Rowe Price Variable Funds
Equity Income Portfolio (8)	0.85%	0.00%	--	--	0.85%
New America Growth Portfolio (8)	0.85%	0.00%	--	--	0.85%

•

Each Asset Allocation Portfolio invests in shares of other Portfolios of the Fund and the Advanced Series Trust (the Acquired Portfolios). In addition, each Portfolio may invest otherwise uninvested cash in the Dryden Core Investment Fund (Money Market and/or Short-Term Bond Series).

Investors in an Asset Allocation Portfolio or other Portfolio indirectly bear the fees and expenses in the Acquired Portfolios and/or Dryden Core Investment Fund. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios and/or Dryden Core Investment Fund, in which the Asset Allocation Portfolios or other Portfolios invested during the year ended December 31, 2006. The Asset Allocation Portfolios do not pay any tranaction fees when they purchase and redeem shares of the Acquired Portfolios.

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Where "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

2.

Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows, may be discontinued or otherwise modified at any time. Diversified Bond Portfolio: 0.75%; Equity Portfolio 0.75%; Flexible Managed Portfolio: 0.75%; Jennison Portfolio: 0.75%; Money Market Portfolio: 0.75%; Stock Index Portfolio: 0.75%; Value Portfolio 0.75%.

3.	Management fees have been restated to reflect the new fee schedule effective October 1, 2006.

4. The Fund administration fee is paid indirectly through the management fee.

The Fund's fees and expenses have been restated as if the Fund's new investment management and fund administration agreements had been in place for the fiscal year ended December 31, 2006. The manager and administrator, however, have contractually agreed in advance to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund are phased in over a five year period, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of the four years thereafter through April 30, 2012, the manager and administrator will receive one-fifth of the increase in the rate of fees. Beginning May 1, 2012, the full new investment management and administration fees will then be in effect.

The Fund does not pay management fees but it does pay an administration fee of 0.10%, which is included in “other expenses” and will indirectly bear its proportionate share of any management fees and other expenses paid by the underlying funds in which it will invest. Acquired funds’ estimated fees and expenses are based on the acquired funds’ expenses for the fiscal year ended December 31, 2006.

5.	The ‘‘Management Fee’’ is the investment advisory fee paid by each Portfolio to Janus Capital.

‘‘Acquired Fund’’ means any underlying portfolio in which a Portfolio invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to each portfolio’s ratio of gross expenses to average net assets appearing in the Financial Highlights tables, which reflect the operating expenses of a Portfolio and does not include Acquired Fund fees and expenses. Amounts less than 0.01%, if applicable, are included in Other Expenses.

Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive certain Portfolios’ total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to certain limits until at least May 1, 2008. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Statement of Additional Information.

6. The Investment Manager has contractually agreed to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2006,

to the extent Total Annual Portfolio Operating Expenses exceed 1.60%, of the average daily net assets of the Portfolio’s Service Shares.

The Investment Manager has contractually agreed to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2006, to the extent Total Annual Portfolio Operating Expenses exceed 1.25% of the average daily net assets of the Portfolio’s Service Shares.

7.	The fund has entered into an expense offset arrangement that reduces the fund’s custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.

MFS has agreed in writing to bear the funds’ expenses, such that "Other Expenses", determined without giving effect to the expense offset arrangements described above, do not exceed 0.15% annually (0.20% annually for the Research Bond Series). This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses and will continue until at least April 30, 2008.

MFS has agreed in writing to reduce its management fee to 0.50% of average daily net assets annually. This written agreement will remain in effect until modified by the fund’s Board of Trustees.

Effective August 1, 2006, MFS has agreed in writing to reduce its management fee to 0.70% on average daily net assets up to $1 billion. During the fund’s most recent fiscal year, this reduction amounted to 0.02%. This written agreement will remain in effect until modified by the fund’s Board of Trustees.

The fund’s management fee as set forth in its Investment Advisory Agreement is 0.75% of average daily net assets annually. MFS has agreed in writing to reduce its management fee to 0.65% on average daily net assets in excess of $3 billion. For the fund’s most recent fiscal year, the effective management fee was 0.73% of average daily net assets. This written agreement will remain in effect until modified by the fund’s

Board of Trustees.

8. Management fees include the ordinary, recurring operating expenses of the Portfolio, but does not cover interest, taxes, brokerage,

nonrecurring and extraordinary items or fees and expenses for the Fund’s independent directors.

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Fund Advisers

Prudential Investments LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Series Fund. PI will furnish investment advisory services and administrative services in connection with the management of the Series Fund portfolios under a “manager-of-managers” approach. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Jennison Portfolio and the Value Portfolio. Jennison also serves as a subadviser for approximately 50% of the assets of the Equity Portfolio. Jennison is located at 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Diversified Bond Portfolio and the Money Market Portfolio. PIM also serves as a subadviser for a portion of the assets of the Flexible Managed Portfolio. PIM is located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Quantitative Management Associates LLC (“QMA”), a wholly-owned subsidiary of PIM, serves as the subadviser for the Stock Index Portfolio. QMA also serves as a subadviser for a portion of the assets of the Flexible Managed Portfolio. QMA is located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

LSV Asset Management (“LSV”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. LSV is located at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (“Marsico”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. Marsico is an indirect, wholly-owned subsidiary of Bank of America Corporation. Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. T. Rowe Price is located at 100 East Pratt Street, 10th Floor, Baltimore, Maryland 21202.

William Blair & Company LLC (“William Blair”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. William Blair is located at 222 West Adams Street, Chicago, Illinois 60606.

The investment advisor of the DWS Variable Series II portfolio is Deutsche Investment Management Americas Inc. (“Deutsche”). Deutsche’s principal business address is 345 Park Avenue, New York, NY 10154.

Templeton Investment Counsel, LLC, located at 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394, serves as the investment adviser for the Templeton Foreign Securities Fund.

Janus Capital Management LLC ("Janus Capital") serves as the investment adviser for the Janus Aspen Series portfolios. Janus Distributors LLC serves as the principal underwriter to each of the above-mentioned portfolios. Janus Capital's principal business address is 151 Detroit Street, Denver, Colorado 80206-4928.

Lazard Asset Management LLC ("Lazard"), a Delaware limited liability company, serves as the investment manager and principal underwriter of the above-mentioned Lazard Retirement Series, Inc., portfolios. Lazard's principal business address is 30 Rockefeller Plaza, New York, New York 10112.

The investment adviser for the MFS Variable Insurance Trust series is Massachusetts Financial Services Company ("MFS"). MFS' principal business address is 500 Boylston Street, Boston, Massachusetts 02116.

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The investment manager for the T. Rowe Price Variable Funds portfolio is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price's principal business address is 100 East Pratt Street, Baltimore, Maryland 21202.

For complete information on each portfolio mentioned above, please see the individual Portfolio’s Prospectus. You may request copies by calling The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874.

Your enrollment kit gives more information about the past performance of each Fund. This past performance is no guarantee of future results.

Certain funds have investment objectives and policies resembling those of mutual funds within the same complex that are sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such fund will resemble that of its retail fund counterpart.

You will receive a prospectus for each available fund. That prospectus will describe the fund, its investment objective and strategies, its risks, and its management fees and other expenses. You should read the fund prospectuses together with this supplement and the product prospectus. As with all mutual funds, a fund may not meet its investment objective. Subject to applicable law, Prudential Insurance may stop offering one or more funds or may substitute a different mutual fund for any fund.

Each fund has provided Prudential Insurance with information about its management fees and other expenses. Except for The Prudential Series Fund, Inc. Prudential Insurance has not verified that information independently.

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%. For more information, see The Fixed Account section in the Prospectus.

Charges

The current charges under your Group Contract are as follows:

Charges for Sales Expenses. Prudential Insurance deducts a charge of 0.40% from each premium payment. This charge is to compensate Prudential Insurance for a portion of the costs we incur in selling the Group Contract and Certificates.

Charges for Taxes on Premium Payments. Prudential Insurance deducts a charge of 2.60% from each premium payment. This charge is to compensate Prudential Insurance for taxes and expenses attributable to premiums.

Daily charges for mortality and expense risks. Prudential Insurance deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential Insurance for assuming mortality and expense risks. Prudential Insurance does not deduct this charge from assets invested in the Fixed Account.

The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily charges for investment management fees and expenses. Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly charges. Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $3.50 for administrative expenses from your Certificate Fund.

The highest current rate per thousand is $18.48, and applies to insureds at age 99, who have ported their coverage. The lowest current rate per thousand is $0.030, and applies to insured active employees under age 35.

9

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.035
45	$.106
55	$.263
65	$.454

Possible additional charges. For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility. Eligible Group Members are full time active executive level employees as determined by Yellow Roadway. We refer to each Eligible Group Member who buys coverage as a "Participant". When the term "you" or "your" is used, we are also referring to a Participant.

Enrollment Period. An Eligible Group Member may enroll during the annual enrollment period or at other times during the year as determined by Yellow Roadway. However, if the person applies for coverage more than 31 days after first becoming eligible, Prudential Insurance will ask for evidence of good health before that person can become covered.

Coverage Information

Face Amount. An Eligible Group Member may enroll for a Face Amount of coverage up to five times his or her annual earnings or salary (including incentive compensation) to a maximum of $3,000,000. Prudential Insurance may ask questions about your health and ask you to have a medical exam. The minimum Face Amount is $100,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the How Prudential Insurance Issues Certificates section of the prospectus.

Changes in Face Amount

Increases in Face Amount. For coverage based on annual salary or earnings, we may increase your Face Amount on each January 1st based on salary or earnings information reported to us. At any time, you may choose to increase your Face Amount of insurance, but you must provide evidence of good health.

Decrease in Face Amount. Face Amounts will not decrease unless you request a decrease. However, if your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

Additional Insurance Benefits

Accelerated Benefit Option. You can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 75% of the Death Benefit, subject to a maximum of $250,000. "Terminally ill" means you have a life expectancy of 6 months or less.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the Suicide Exclusion section of the prospectus for details.

Changes in Personal Status

Continuing Coverage At Retirement or Disability. You can continue coverage at retirement or if you become disabled. Prudential Insurance will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

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Continuing Coverage When You Leave The Group For Reasons Other Than Retirement. You may continue your Group Variable Universal Life coverage on a "portable" basis if you leave for any reason and are no longer an Eligible Group Member. We call this "Portable Coverage." Portable rates are higher than rates for coverage as an Eligible Group Member, but will not exceed the guaranteed rates. Prudential Insurance will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Cancellation Right. You may return a Certificate for a refund within 10 days after receiving it. These 10 days are known as the "free look" period. You can ask for a refund by mailing the Certificate back to Prudential Insurance. During the first 20 days after the Certificate Date, your premium payments are held in the Fixed Account.

See the "Free Look" Period section of the prospectus for more details.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

11

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2007

The Prudential Variable Contract Account GI-2

The Prudential Insurance Company of America

GROUP VARIABLE UNIVERSAL LIFE

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the current Group Variable Universal Life Prospectus for the Group Contracts offered by The Prudential Insurance Company of America (“Prudential Insurance”), for insurance programs that are sponsored by groups. You may obtain a copy of the Prospectus without charge by calling us at (800) 562-9874.

This SAI, as amended or supplemented from time to time, sets forth information which may be of interest to investors, but which is not necessarily included in the Group Variable Universal Life Prospectus dated May 1, 2007, as supplemented from time to time.

TABLE OF CONTENTS

PAGE

The Prudential Insurance Company of America	2
The Prudential Variable Contract Account GI-2	2
Principal Underwriter	2
Distribution and Compensation	2
Services Performed by Third Parties	3
State Regulation	4
ERISA Considerations	4
Performance Data	5
Ratings and Advertisement	6
Premiums	6
Processing Premium Payments	6
Information in Good Order	6
Rules That Apply	6
Experts	7
Financial Statements	7

This SAI includes the consolidated financial statements of Prudential Insurance, which should be considered only as bearing upon Prudential Insurance’s ability to meet its obligations under the Group Variable Universal Life Contracts. Also included are the financial statements of The Prudential Variable Contract Account GI-2 (the “Separate Account”).

The Prudential Insurance Company of America

751 Broad Street

Newark, New Jersey 07102-3777

Telephone: (800)562-9874

Prudential (logo) Financial

The Prudential Insurance Company of America

The Prudential Insurance Company of America (“Prudential Insurance”) is a New Jersey stock life insurance company founded in 1875 under the laws of the State of New Jersey and is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential Insurance is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential Insurance. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential Insurance may owe under the Contracts.

The Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the “Separate Account”) was established on June 14, 1988 under New Jersey law as a separate investment account. The Separate Account meets the definition of a “separate account” under federal securities laws. There are currently 107 Subaccounts within the Separate Account, each of which invests in a corresponding Fund from among the 107 variable investment options available under the Group Contracts.

The obligations arising under the Group Contracts and the Certificates are general corporate obligations of Prudential Insurance. Prudential Insurance is also the legal owner of the assets in the Separate Account. Prudential Insurance will maintain assets in the Separate Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Separate Account. In addition to these assets, the Separate Account’s assets may include funds contributed by Prudential Insurance to commence operation of the Separate Account and may include accumulations of the charges Prudential Insurance makes against the Separate Account. From time to time, these additional assets will be transferred to Prudential Insurance’s general account. Before making any such transfer, Prudential Insurance will consider any possible adverse impact the transfer might have on the Separate Account. The assets held in the Separate Account are segregated from all of Prudential Insurance’s other assets and may not be charged with liabilities which arise from any other business Prudential Insurance conducts.

The Separate Account is registered with the Securities and Exchange Commission (“SEC”) under federal securities laws as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes, the Separate Account is treated as a part or division of Prudential Insurance. Prudential Insurance reserves the right to take all actions in connection with the operation of the Separate Account that are permitted by applicable law (including those permitted upon regulatory approval).

Principal Underwriter

Prudential Investment Management Services LLC (“PIMS”) acts as the principal underwriter of the Group Contracts and Certificates. PIMS is an indirect wholly-owned subsidiary of Prudential Financial.

PIMS, organized in 1996 under Delaware law, is registered as a broker/dealer under federal securities laws. PIMS is also a member of the National Association of Securities Dealers, Inc. PIMS’ principal business address is Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. PIMS also acts as principal underwriter with respect to the securities of other Prudential Financial investment companies.

Distribution and Compensation

The Group Contracts and Certificates are sold through broker/dealers authorized by PIMS and applicable law to do so. These broker/dealers may be affiliated with Prudential Insurance and PIMS. The Contracts and Certificates are offered on a continuous basis.

When Prudential issues an offer of coverage, Prudential will provide a Disclosure Notice to the Group Contractholder about compensation that will be payable to applicable broker-dealers. The Group Contractholder must sign the Disclosure Notice and return it to Prudential before Prudential will pay any commissions. A new disclosure must be signed by the Group Contractholder with any broker of record change. In addition, Prudential will report annually to the Group Contractholder, the commissions and fees paid to the applicable broker-dealers.

Compensation (commissions, overrides and any expense reimbursement allowance) is paid to such broker/dealers according to one or more schedules. The individual registered representatives will receive a portion of the compensation, depending on the practice of the broker/dealer firm. We may also provide compensation for providing ongoing service in relation to the Contract. In addition, we or PIMS may enter into compensation arrangements with certain broker/dealer firms or branches of such firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to us or our affiliates. To the extent permitted by National Association of Securities Dealers (NASD) rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different group product that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to the product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you.

The maximum amount Prudential Insurance will pay to the broker/dealer to cover both the individual representative’s commission and other distribution expenses will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. Prudential Insurance may require the representative to return all of the first year commission if the Group Contract is not continued through the first year. The commission and distribution percentages will depend on factors such as the size of the group involved and the amount of sales and administrative effort required in connection with the particular Group Contract. In total, they will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. Additional compensation of up to 1% of side fund value net of loans, may also be payable each year. We may also compensate other representatives of Prudential Insurance for referrals and other consultants for services rendered, as allowed by law. The amounts paid to PIMS for its services as principal underwriter for the calendar years ended December 31, 2006, December 31, 2005 and December 31, 2004 were $9,776, $8,891, and $13,564 , respectively. During 2006, 2005 and 2004, PIMS retained none of those commissions. Finally, sales representatives who meet certain productivity, profitability and persistency standards with regard to the sale of the Group Contract may be eligible for additional bonus compensation from Prudential Insurance.

The distribution agreement between PIMS and Prudential will terminate automatically upon its assignment (as that term is defined in federal securities laws). But, PIMS may transfer the agreement, without the prior written consent of Prudential, under the circumstances set forth in federal securities laws. Either party may terminate the agreement at any time if the party gives 60 days’ written notice to the other party.

Sales expenses in any year are not necessarily equal to the sales charge in that year. Prudential Insurance may not recover its total sales expenses for some or all Group Contracts over the periods the Certificates for such Group Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Prudential Insurance’s surplus, which may include amounts derived from the mortality and expense risk charge and the monthly cost of insurance charge.

Services Performed By Third Parties

Prudential Insurance has the right to ask another party (referred to as a “third party”) to perform or receive transactions in its place. The Group Contractholder has the same right. That means that, for a particular Group Contract, you may conduct transactions via a third party rather than directly with Prudential Insurance or the Group Contractholder.

In some cases, the third party might be another part of Prudential Insurance. (For example, when you make premium payments to Prudential Insurance, they could be received by Prudential Mutual Fund Services LLC, an indirect wholly-owned subsidiary of Prudential Financial). In other cases, the third party might be a third party administrator or even the group that sponsors the Group Contract.

Prudential Insurance may make payments to third party administrators or groups sponsoring the Group Contracts for their services related to administration and sponsorship of the Group Contracts.

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State Regulation

Prudential Insurance is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. We reserve the right to change the Group Contract and Certificate to comply with applicable state insurance laws and interpretations thereof.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, we are required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all our variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

ERISA Considerations

If the Group Contract is treated as or acquired by an “employee benefit plan,” as defined under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), certain legal requirements may apply.

Definition of an Employee Benefit Plan

An “employee benefit plan” includes two broad categories of arrangements that are established by certain entities (employers or unions) to cover employees—“pension” plans or “welfare” plans.

A “pension plan” includes any program that provides retirement income to employees, or results in a deferral of income by employees for periods extending to the termination of covered employment or beyond. For these purposes, the term “pension plan” includes, but is not limited to, retirement plans that meet tax qualification requirements (for example, a “401(k) plan”), as well as other arrangements which, by their operation, are intended to provide retirement income or deferrals beyond termination of employment.

A “welfare plan” includes a program established or maintained for the purposes of providing to employees, among other things, medical, accident, disability, death, vacation, and unemployment benefits.

Group Contracts as Employee Benefit Plans

Regulations issued by the United States Department of Labor (“Labor”) clarify when specific plans, programs or other arrangements will not be either pension or welfare plans (and thus not considered “employee benefit plans” for purposes of ERISA). Among other exceptions, “group” or “group-type insurance programs” offered by an insurer to employees of an employer will not be a “plan” where:

•	no contributions are made by the employer for the coverage;

•	participation in the program is completely voluntary for employees;

•

the “sole” function of the employer with respect to the program is, without endorsing the arrangement, to permit the insurer to publicize the program, to collect premiums through payroll deductions and to remit them to the insurer; and

•

the employer does not receive any consideration in connection with the program, other than reasonable compensation (excluding any profit) for administrative services actually provided in connection with payroll deductions.

4

Whether or not a particular group insurance arrangement satisfies these conditions is a question of fact depending on the particular circumstances. You should consult counsel and other advisors to determine whether, under the facts of the particular case, a particular Group Contract might be treated as an “employee benefit plan” (either a pension or a welfare plan) subject to the requirements of ERISA.

Investment of Plan Assets in a Group Contract

The decision to invest employee benefit plan assets in a Group Contract is subject to rules under ERISA and/or tax law. Any plan fiduciary, which proposes to cause a plan to acquire a Group Contract, should consult with its counsel with respect to the potential legal consequences of the plan's acquisition and ownership of such Contract.

Fiduciary/Prohibited Transaction Requirements Under ERISA

If applicable, ERISA and tax law impose certain restrictions on employee benefit plans and on persons who are (1) “parties in interest” (as defined under ERISA) or “disqualified persons” (as defined under the Internal Revenue Code ) and (2) “fiduciaries” with respect to such plans. These restrictions may, in particular, prohibit certain transactions in connection with a Group Contract, absent a statutory or administrative exemption. You should consult counsel and other advisors to determine the application of ERISA under these circumstances.

For example, administrative exemptions issued by Labor under ERISA permit transactions (including the sale of insurance contracts like the Group Contract) between insurance agents and employee benefit plans. To be able to rely upon such exemptions, certain information must be disclosed to the plan fiduciary approving such purchase on behalf of the plan. The information that must be disclosed includes:

•	the relationship between the agent and the insurer; and any limitations that the agent may have in recommending the contracts or products of another company

•	a description of any charges, fees, discounts, penalties or adjustments that may be imposed in connection with the purchase, holding, exchange, termination or sale of the Group Contract; and

•	the commissions received by the agent.

Information about any applicable charges, fees, discounts, penalties or adjustments may be found in the Charges and Expenses section of the Group Variable Universal Life Prospectus.

Execution of a Group Contract by a Group Contractholder and an enrollment form by a Participant will be deemed an acknowledgment of receipt of this information and approval of transactions under the Group Contract.

Performance Data

Average Annual Total Returns for all active funds under the Group Contracts are computed monthly and distributed quarterly to Group Contractholders to be made available to participants. The performance information represents past performance, and is no guarantee of future results. The amounts shown reflect the daily charges for mortality and expense risk. These charges are currently equal to an effective annual charge of 0.45%. The charge is guaranteed to not exceed an effective annual rate of 0.90%. The rates of return reflect the reinvestment of all dividends and capital gains, and the deduction of investment management fees and expenses. The rates of return do not reflect product-related charges or administrative charges, such as charges for tax attributable to premiums or administrative expenses, processing fees, cost of insurance and additional benefits and transaction charges. If such charges were reflected, the performance quoted would be significantly lower. The Returns must be preceded or accompanied by a Group Contract prospectus.

A personalized illustration of death benefits and cash surrender values will reflect the Cost of Insurance and other charges not reflected in the quarterly performance returns, and can be obtained by contacting the Prudential Insurance Group Variable Universal Life Customer Service Center.

5

Ratings And Advertisements

Independent financial rating services, including Moody’s, Standard & Poors, Duff & Phelps and A.M. Best Company, rate Prudential Insurance. These ratings reflect our financial strength and claims-paying ability. They are not intended to rate the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. Furthermore, we may include in advertisements comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Premiums

Processing Premium Payments - Participants designate what portion of the Premium payments made on their behalf should be invested in the Subaccounts (as defined in the GVUL Prospectus). Prudential Insurance will invest subsequent Premium payments made for a Participant as of the end of the Business Day such amounts, together with Premium payment information in good order, are received.

Information in Good Order - Premium payment dollars received from the Group Contractholder via payroll deduction, must be accompanied by (or preceded by) information in a format specified by Prudential Insurance, that enables Prudential Insurance to confirm the allocation of the entire payment to the individual participant's accounts. When Prudential Insurance so confirms, the contribution is in “good order.” Until good order is achieved, dollars received will be held (on your behalf) in an account that does not bear interest. Proper information must be received within 30 Business Days of the initial deposit date. If this information is not received within 30 days, the Premium payment will be returned. Premium payments received in good order will be applied same day. The cut-off time for same day processing is generally 4:00 p.m. Eastern time, such earlier time that the New York Stock Exchange may close or such earlier time applicable to a particular Subaccount.

Initial Payment - Prudential Insurance will hold any premium payment that it receives prior to the Certificate Date in non-interest bearing account (on your behalf). Prudential Insurance will not pay interest on those amounts. If Prudential Insurance receives a premium payment before approving your enrollment under the Group Contract, Prudential Insurance will notify the Group Contractholder and request proper enrollment information. If the proper enrollment information is not received within 30 days, the payment will be returned.

Free Look - Prudential Insurance will invest any Net Premiums received during the first 20 days in the Fixed Account. Prudential Insurance will leave the Net Premiums in the Fixed Account for those first 20 days. After that, we will allocate the Net Premiums plus any interest earned to the investment options you selected. (Under some Group Contracts, Prudential Insurance would invest the Net Premiums in the Series Fund Money Market Portfolio instead of the Fixed Account).

Subsequent Payments - Subsequent premium payments received after the Free Look period will be credited the same Business Day that information is received in “good order.”

Enrollment / No Allocation - If Prudential Insurance has not received complete instructions on how you want Net Premium invested, the Net Premium will be invested in the Fixed Account until allocation information is received. (Again, under some Group Contracts, Prudential Insurance would use the Series Fund Money Market Portfolio, rather than the Fixed Account.)

Rules That Apply -

1.

Initial Premium payments received before the Certificate Date and before the proper enrollment information is received will be held for 30 days or until the proper enrollment information is received. If the enrollment information is not received within the 30 day period, the money will be returned.

6

2.

Initial Premium payments received prior to the Certificate Date, but after the certificate has been approved will be held in a non-interest bearing account until the Certificate Date, at which point it will be applied as stated above in the Participant’s account.

3.

Subsequent Premium payments received without the appropriate information will be held in a non-interest bearing account for 7 days, at which point in time the money will be applied to the Participant’s account or returned. This applies to funds and information received from the Group Contractholder that we do not have sufficient participant data necessary to apply the money to a Participant’s account.

Experts

The consolidated financial statements of Prudential Insurance and its subsidiaries as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006 and the financial statements of the Separate Account as of December 31, 2006 and for each of the two years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is 300 Madison Avenue, New York, New York 10017.

Financial Statements

The following financial statements describe the financial condition of The Prudential Insurance Company of America as well as the Prudential Variable Contract Account GI-2 (the “Separate Account”). The Separate Account includes Subaccounts that support the Group Variable Universal Life insurance contracts. The financial statements of the Separate Account should be distinguished from the consolidated financial statements of Prudential Insurance, which should be considered only as bearing upon the ability of Prudential Insurance to meet its obligations under the Group Contracts.

Group Variable Universal Life (Contract Series: 89759) is underwritten by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3177, and is offered through Prudential Investment Management Services LLC, a registered broker-dealer. Prudential Investment management Services LLC is a wholly-owned subsidiary of Prudential Financial, Inc.

7

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2006

	SUBACCOUNTS

	Prudential Money Market Portfolio	Prudential Flexible Managed Portfolio	Prudential Stock Index Portfolio	Prudential Equity Portfolio

ASSETS
Investment in the portfolios, at value	$4,338,521	$3,497,043	$14,829,484	$4,898,341

Net Assets	$4,338,521	$3,497,043	$14,829,484	$4,898,341

NET ASSETS, representing:
Equity of participants	$4,338,521	$3,497,043	$14,829,484	$4,898,341

	$4,338,521	$3,497,043	$14,829,484	$4,898,341

Units outstanding	340,748	252,065	1,087,665	347,976

Portfolio shares held	433,852	190,471	416,091	178,446
Portfolio net asset value per share	$10.00	$18.36	$35.64	$27.45
Investment in portfolio shares, at cost	$4,338,506	$2,765,300	$11,536,080	$3,317,193

STATEMENT OF OPERATIONS
For the period ended December 31, 2006

	SUBACCOUNTS

	Prudential Money Market Portfolio	Prudential Flexible Managed Portfolio	Prudential Stock Index Portfolio	Prudential Equity Portfolio

INVESTMENT INCOME
Dividend income	$186,052	$60,732	$226,876	$50,689

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	17,977	14,063	60,991	20,216

NET INVESTMENT INCOME (LOSS)	168,075	46,669	165,885	30,473

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	44,259	37,496	0
Realized gain (loss) on shares redeemed	(2)	(912)	49,225	16,314
Net change in unrealized gain (loss) on investments	3	261,655	1,666,188	476,132

NET GAIN (LOSS) ON INVESTMENTS	1	305,002	1,752,909	492,446

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$168,076	$351,671	$1,918,794	$522,919

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)

Neuberger Berman AMT Limited Maturity Bond Portfolio	SVS II Scudder High Yield Portfolio	MFS VIT - Research Bond Series	Dreyfus Variable Investment Developing Leaders Portfolio	Franklin Templeton Foreign Securities Fund	Franklin Templeton Developing Markets Securities Fund

$1,137,923	$2,146,094	$5,438,261	$8,664,980	$3,683,229	$2,460,035

$1,137,923	$2,146,094	$5,438,261	$8,664,980	$3,683,229	$2,460,035

$1,137,923	$2,146,094	$5,438,261	$8,664,980	$3,683,229	$2,460,035

$1,137,923	$2,146,094	$5,438,261	$8,664,980	$3,683,229	$2,460,035

86,034	150,802	440,657	522,834	234,548	83,627

89,179	256,097	301,456	206,162	196,649	178,393
$12.76	$8.38	$18.04	$42.03	$18.73	$13.79
$1,141,869	$1,981,910	$3,816,290	$6,997,564	$2,299,755	$1,094,640

SUBACCOUNTS (Continued)

Neuberger Berman AMT Limited Maturity Bond Portfolio	SVS II Scudder High Yield Portfolio	MFS VIT - Research Bond Series	Dreyfus Variable Investment Developing Leaders Portfolio	Franklin Templeton Foreign Securities Fund	Franklin Templeton Developing Markets Securities Fund

$34,785	$149,133	$25,557	$34,026	$39,540	$21,940

4,744	8,793	22,586	37,788	14,325	9,000

30,041	140,340	2,971	(3,762)	25,215	12,940

0	0	0	703,649	0	0
(8,997)	(9,319)	14,162	(122,763)	12,151	107

18,265	56,924	467,995	(299,285)	578,850	489,097

9,268	47,605	482,157	281,601	591,001	489,204

$39,309	$187,945	$485,128	$277,839	$616,216	$502,144

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2006

	SUBACCOUNTS

	Prudential Diversified Bond Portfolio	Prudential High Yield Bond Portfolio	Prudential Value Portfolio	Prudential Jennison Portfolio

ASSETS
Investment in the portfolios, at value	$600,035	$548,624	$323,342	$1,362,097

Net Assets	$600,035	$548,624	$323,342	$1,362,097

NET ASSETS, representing:
Equity of participants	$600,035	$548,624	$323,342	$1,362,097

	$600,035	$548,624	$323,342	$1,362,097

Units outstanding	40,520	37,641	16,283	136,585

Portfolio shares held	55,303	102,931	12,337	64,646
Portfolio net asset value per share	$10.85	$5.33	$26.21	$21.07
Investment in portfolio shares, at cost	$599,151	$493,119	$211,499	$916,563

STATEMENT OF OPERATIONS
For the period ended December 31, 2006

	SUBACCOUNTS

	Prudential Diversified Bond Portfolio	Prudential High Yield Bond Portfolio	Prudential Value Portfolio	Prudential Jennison Portfolio

INVESTMENT INCOME
Dividend income	$29,475	$41,258	$4,373	$3,956

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	2,725	2,366	1,301	5,569

NET INVESTMENT INCOME (LOSS)	26,750	38,892	3,072	(1,613)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	5,930	0	9,007	0
Realized gain (loss) on shares redeemed	(7,721)	79	107	(7,002)
Net change in unrealized gain (loss) on investments	(61)	10,273	38,205	28,624

NET GAIN (LOSS) ON INVESTMENTS	(1,852)	10,352	47,319	21,622

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$24,898	$49,244	$50,391	$20,009

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)

Prudential Global Portfolio	American Century VP Balanced Portfolio	American Century VP International Portfolio	American Century VP Value Fund	JP Morgan Bond Portfolio	JP Morgan U.S. Large Cap Core Equity Portfolio

$415,391	$168,006	$82,177	$510,543	$39,955	$100,998

$415,391	$168,006	$82,177	$510,543	$39,955	$100,998

$415,391	$168,006	$82,177	$510,543	$39,955	$100,998

$415,391	$168,006	$82,177	$510,543	$39,955	$100,998

28,921	12,520	5,830	24,388	2,808	9,147

18,437	22,312	8,120	58,414	3,366	6,429
$22.53	$7.53	$10.12	$8.74	$11.87	$15.71
$218,169	$143,125	$51,649	$362,807	$37,953	$80,320

SUBACCOUNTS (Continued)

Prudential Global Portfolio	American Century VP Balanced Portfolio	American Century VP International Portfolio	American Century VP Value Fund	JP Morgan Bond Portfolio	JP Morgan U.S. Large Cap Core Equity Portfolio

$2,378	$2,974	$1,080	$6,134	$2,471	$866

1,706	713	317	2,072	254	407

672	2,261	763	4,062	2,217	459

0	9,968	0	38,694	105	0
861	(86)	(1)	(197)	(181)	(121)

65,443	1,913	14,890	35,771	(129)	13,436

66,304	11,795	14,889	74,268	(205)	13,315

$66,976	$14,056	$15,652	$78,330	$2,012	$13,774

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2006

	SUBACCOUNTS

	JP Morgan International Equity Portfolio	JP Morgan Small Company Portfolio	T.Rowe Price Mid-Cap Growth Portfolio	T.Rowe Price New America Growth Portfolio

ASSETS
Investment in the portfolios, at value	$46,351	$42,335	$1,417,779	$161,554

Net Assets	$46,351	$42,335	$1,417,779	$161,554

NET ASSETS, representing:
Equity of participants	$46,351	$42,335	$1,417,779	$161,554

	$46,351	$42,335	$1,417,779	$161,554

Units outstanding	3,080	2,366	68,866	15,646

Portfolio shares held	3,145	2,376	59,371	7,507
Portfolio net asset value per share	$14.74	$17.82	$23.88	$21.52
Investment in portfolio shares, at cost	$35,792	$28,246	$1,291,640	$107,700

STATEMENT OF OPERATIONS
For the period ended December 31, 2006

	SUBACCOUNTS

	JP Morgan International Equity Portfolio	JP Morgan Small Company Portfolio	T.Rowe Price Mid-Cap Growth Portfolio	T.Rowe Price New America Growth Portfolio

INVESTMENT INCOME
Dividend income	$167	$0	$0	$74

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	106	178	5,492	692

NET INVESTMENT INCOME (LOSS)	61	(178)	(5,492)	(618)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	1,100	174,550	2,068
Realized gain (loss) on shares redeemed	3	(11)	(6,094)	118
Net change in unrealized gain (loss) on investments	5,455	4,340	(89,122)	9,057

NET GAIN (LOSS) ON INVESTMENTS	5,458	5,429	79,334	11,243

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,519	$5,251	$73,842	$10,625

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)

Prudential Small Capitalization Stock Portfolio	MFS Bond Series	T.Rowe Price Equity Income Portfolio	Neuberger Berman AMT Partners Portfolio	Janus Aspen Series Worldwide Growth Portfolio-Institutional Shares	MFS Strategic Income Series

$529,849	$323,934	$3,801,918	$30,914	$841,339	$91,948

$529,849	$323,934	$3,801,918	$30,914	$841,339	$91,948

$529,849	$323,934	$3,801,918	$30,914	$841,339	$91,948

$529,849	$323,934	$3,801,918	$30,914	$841,339	$91,948

21,606	21,729	225,971	1,990	72,668	6,091

22,750	28,144	153,056	1,461	25,903	8,617
$23.29	$11.51	$24.84	$21.16	$32.48	$10.67
$304,812	$303,445	$3,088,773	$26,804	$570,680	$84,837

SUBACCOUNTS (Continued)

Prudential Small Capitalization Stock Portfolio	MFS Bond Series	T.Rowe Price Equity Income Portfolio	Neuberger Berman AMT Partners Portfolio	Janus Aspen Series Worldwide Growth Portfolio-Institutional Shares	MFS Strategic Income Series

$3,064	$13,190	$51,634	$214	$13,483	$4,571

2,570	1,421	14,363	115	3,400	394

494	11,769	37,271	99	10,083	4,177

27,898	1,492	98,383	3,292	0	611
19,800	(139)	2,903	(49)	1,629	(229)

22,275	(1,920)	416,241	(348)	115,478	763

69,973	(567)	517,527	2,895	117,107	1,145

$70,467	$11,202	$554,798	$2,994	$127,190	$5,322

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2006

	SUBACCOUNTS

	Janus Aspen Large Cap Growth - Institutional Shares	Janus Aspen International Growth Portfolio - Institutional Shares	Lazard Retirement Series Small Cap Portfolio	Janus Aspen Mid Cap Growth Portfolio- Service Shares

ASSETS
Investment in the portfolios, at value	$149,490	$204,983	$58,629	$1,624,211

Net Assets	$149,490	$204,983	$58,629	$1,624,211

NET ASSETS, representing:
Equity of participants	$149,490	$204,983	$58,629	$1,624,211

	$149,490	$204,983	$58,629	$1,624,211

Units outstanding	14,675	9,499	3,519	142,572

Portfolio shares held	6,466	4,003	3,387	49,263
Portfolio net asset value per share	$23.12	$51.21	$17.31	$32.97
Investment in portfolio shares, at cost	$107,153	$96,668	$43,101	$1,067,906

STATEMENT OF OPERATIONS
For the period ended December 31, 2006

	SUBACCOUNTS

	Janus Aspen Large Cap Growth - Institutional Shares	Janus Aspen International Growth Portfolio - Institutional Shares	Lazard Retirement Series Small Cap Portfolio	Janus Aspen Mid Cap Growth Portfolio- Service Shares

INVESTMENT INCOME
Dividend income	$716	$3,330	$0	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	653	724	228	6,077

NET INVESTMENT INCOME (LOSS)	63	2,606	(228)	(6,077)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	4,203	0
Realized gain (loss) on shares redeemed	1,384	1,535	(90)	(2,222)
Net change in unrealized gain (loss) on investments	13,220	56,418	3,513	179,631

NET GAIN (LOSS) ON INVESTMENTS	14,604	57,953	7,626	177,409

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$14,667	$60,559	$7,398	$171,332

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)

AllianceBernstein Capital Real Estate Investment Portfolio	Scudder Government Securities Portfolio	Prudential Conservative Balanced Portfolio

$79,883	$10,986	$347,645

$79,883	$10,986	$347,645

$79,883	$10,986	$347,645

$79,883	$10,986	$347,645

2,774	926	28,619

3,499	895	21,446
$22.83	$12.28	$16.21
$48,553	$10,902	$318,560

SUBACCOUNTS (Continued)

AllianceBernstein Capital Real Estate Investment Portfolio	Scudder Government Securities Portfolio	Prudential Conservative Balanced Portfolio

$1,366	$367	$6,568

312	45	1,215

1,054	322	5,353

8,725	0	552
82	(24)	(506)

10,569	81	21,769

19,376	57	21,815

$20,430	$379	$27,168

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	Prudential Money Market Portfolio		Prudential Flexible Managed Portfolio

	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

OPERATIONS
Net investment income (loss)	$168,075	$90,037	$46,669	$41,353
Capital gains distributions received	0	0	44,259	0
Realized gain (loss) on shares redeemed	(2)	0	(912)	4,719
Net change in unrealized gain (loss) on investments	3	0	261,655	56,890

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	168,076	90,037	351,671	102,962

CONTRACT OWNER TRANSACTIONS
Participant net payments	163,236	263,357	180,144	155,031
Policy loans, net of repayments and interest	(1,714)	(545)	(3,299)	(52,869)
Surrenders, withdrawals and death benefits	(109,066)	(327,692)	(99,595)	(155,877)
Net transfers between other subaccounts or fixed rate option	336,665	74,035	177,336	134,757

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	389,121	9,155	254,586	81,042

TOTAL INCREASE (DECREASE) IN NET ASSETS	557,197	99,192	606,257	184,004

NET ASSETS
Beginning of period	3,781,324	3,682,132	2,890,786	2,706,782

End of period	$4,338,521	$3,781,324	$3,497,043	$2,890,786

Beginning units	309,702	308,938	232,690	225,924

Units issued	160,764	136,787	81,805	77,093
Units redeemed	(129,718)	(136,023)	(62,430)	(70,327)

Ending units	340,748	309,702	252,065	232,690

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)

Prudential Stock Index Portfolio		Prudential Equity Portfolio		Neuberger Berman AMT Limited Maturity Bond Portfolio

01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

$165,885	$138,133	$30,473	$22,276	$30,041	$21,609
37,496	310,192	0	0	0	0
49,225	(29,387)	16,314	32,582	(8,997)	(7,648)

1,666,188	115,019	476,132	372,694	18,265	(4,312)

1,918,794	533,957	522,919	427,552	39,309	9,649

328,865	437,549	146,242	90,250	97,219	56,910
(85,946)	(14,365)	(22,494)	(14,020)	(8,348)	(2,758)
(779,504)	(734,923)	(247,888)	(280,150)	(28,321)	(91,913)

431,366	445,679	217,319	182,647	56,956	71,240

(105,219)	133,940	93,179	(21,273)	117,506	33,479

1,813,575	667,897	616,098	406,279	156,815	43,128

13,015,909	12,348,012	4,282,243	3,875,964	981,108	937,980

$14,829,484	$13,015,909	$4,898,341	$4,282,243	$1,137,923	$981,108

1,098,173	1,084,208	340,930	342,461	76,949	74,294

255,268	283,041	103,885	101,958	35,291	27,909
(265,776)	(269,076)	(96,839)	(103,489)	(26,206)	(25,254)

1,087,665	1,098,173	347,976	340,930	86,034	76,949

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	SVS II Scudder High Yield Portfolio		MFS VIT - Research Bond Series

	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

OPERATIONS
Net investment income (loss)	$140,340	$159,081	$2,971	$1,238
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(9,319)	(12,136)	14,162	19,684
Net change in unrealized gain (loss) on investments	56,924	(89,524)	467,995	312,980

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	187,945	57,421	485,128	333,902

CONTRACT OWNER TRANSACTIONS
Participant net payments	129,733	81,613	190,163	141,929
Policy loans, net of repayments and interest	(4,836)	693	(41,347)	(68,309)
Surrenders, withdrawals and death benefits	(62,856)	(124,134)	(209,573)	(218,317)
Net transfers between other subaccounts or fixed rate option	104,956	107,716	119,670	221,334

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	166,997	65,888	58,913	76,637

TOTAL INCREASE (DECREASE) IN NET ASSETS	354,942	123,309	544,041	410,539

NET ASSETS
Beginning of period	1,791,152	1,667,843	4,894,220	4,483,681

End of period	$2,146,094	$1,791,152	$5,438,261	$4,894,220

Beginning units	138,423	133,303	436,181	428,844

Units issued	54,762	48,055	128,211	123,190
Units redeemed	(42,383)	(42,935)	(123,735)	(115,853)

Ending units	150,802	138,423	440,657	436,181

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)

Dreyfus Variable Investment Developing Leaders Portfolio		Franklin Templeton Foreign Securities Fund		Franklin Templeton Developing Markets Securities Fund

01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

$(3,762)	$(34,588)	$25,215	$18,464	$12,940	$11,755
703,649	0	0	0	0	0
(122,763)	34,371	12,151	6,065	107	7,215

(299,285)	434,603	578,850	226,971	489,097	331,702

277,839	434,386	616,216	251,500	502,144	350,672

260,459	225,664	210,986	102,862	192,475	55,628
(74,985)	(22,423)	(46,214)	(32,996)	(47,381)	(20,357)
(293,564)	(363,191)	(93,454)	(120,016)	(57,310)	(89,406)

281,762	297,061	148,916	160,973	160,866	158,505

173,672	137,111	220,234	110,823	248,650	104,370

451,511	571,497	836,450	362,323	750,794	455,042

8,213,469	7,641,972	2,846,779	2,484,456	1,709,241	1,254,199

$8,664,980	$8,213,469	$3,683,229	$2,846,779	$2,460,035	$1,709,241

511,986	501,763	219,192	209,817	74,098	68,985

150,464	141,478	73,761	64,191	31,143	25,519
(139,616)	(131,255)	(58,405)	(54,816)	(21,614)	(20,406)

522,834	511,986	234,548	219,192	83,627	74,098

The accompanying notes are an integral part of these financial statements.

 A12

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	Prudential Diversified Bond Portfolio		Prudential High Yield Bond Portfolio

	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

OPERATIONS
Net investment income (loss)	$26,750	$32,117	$38,892	$32,327
Capital gains distributions received	5,930	3,264	0	0
Realized gain (loss) on shares redeemed	(7,721)	(1,256)	79	766
Net change in unrealized gain (loss) on investments	(61)	(16,517)	10,273	(18,412)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,898	17,608	49,244	14,681

CONTRACT OWNER TRANSACTIONS
Participant net payments	36,547	43,626	(10,550)	(8,925)
Policy loans, net of repayments and interest	(1,341)	(870)	0	48
Surrenders, withdrawals and death benefits	(114,341)	(36,019)	(125)	(23,193)
Net transfers between other subaccounts or fixed rate option	15,000	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(64,135)	6,737	(10,675)	(32,070)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(39,237)	24,345	38,569	(17,389)

NET ASSETS
Beginning of period	639,272	614,927	510,055	527,444

End of period	$600,035	$639,272	$548,624	$510,055

Beginning units	45,118	44,622	38,412	40,894

Units issued	12,883	12,445	2,263	2,124
Units redeemed	(17,481)	(11,949)	(3,034)	(4,606)

Ending units	40,520	45,118	37,641	38,412

The accompanying notes are an integral part of these financial statements.

A13

SUBACCOUNTS (Continued)

Prudential Value Portfolio		Prudential Jennison Portfolio		Prudential Global Portfolio

01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

$3,072	$2,112	$(1,613)	$(3,534)	$672	$438
9,007	0	0	0	0	0
107	84	(7,002)	2,101	861	1,465

38,205	30,803	28,624	144,675	65,443	45,633

50,391	32,999	20,009	143,242	66,976	47,536

19,435	18,759	141,060	28,935	(1,006)	(1,905)
(435)	(16)	(7,749)	(75)	(59)	1
(15,597)	(17,890)	(77,486)	(19,353)	(1,555)	(6,992)

30,000	0	134,748	19,220	0	0

33,403	853	190,573	28,727	(2,620)	(8,896)

83,794	33,852	210,582	171,969	64,356	38,640

239,548	205,696	1,151,515	979,546	351,035	312,395

$323,342	$239,548	$1,362,097	$1,151,515	$415,391	$351,035

14,405	14,367	117,009	113,516	29,115	29,941

8,667	5,470	63,304	30,693	2,931	3,617
(6,789)	(5,432)	(43,728)	(27,200)	(3,125)	(4,443)

16,283	14,405	136,585	117,009	28,921	29,115

The accompanying notes are an integral part of these financial statements.

A14

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	American Century VP Balanced Portfolio		American Century VP International Portfolio

	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

OPERATIONS
Net investment income (loss)	$2,261	$2,057	$763	$414
Capital gains distributions received	9,968	58	0	0
Realized gain (loss) on shares redeemed	(86)	163	(1)	(18)
Net change in unrealized gain (loss) on investments	1,913	4,229	14,890	6,587

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	14,056	6,507	15,652	6,983

CONTRACT OWNER TRANSACTIONS
Participant net payments	2,519	1,975	5,254	3,091
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	(7,651)	0	(6,106)
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,519	(5,676)	5,254	(3,015)

TOTAL INCREASE (DECREASE) IN NET ASSETS	16,575	831	20,906	3,968

NET ASSETS
Beginning of period	151,431	150,600	61,271	57,303

End of period	$168,006	$151,431	$82,177	$61,271

Beginning units	12,315	12,795	5,411	5,706

Units issued	2,352	1,935	879	707
Units redeemed	(2,147)	(2,415)	(460)	(1,002)

Ending units	12,520	12,315	5,830	5,411

The accompanying notes are an integral part of these financial statements.

A15

SUBACCOUNTS (Continued)

American Century VP Value Fund		JP Morgan Bond Portfolio		JP Morgan U.S. Large Cap Core Equity Portfolio

01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

$4,062	$1,615	$2,217	$1,787	$459	$622
38,694	39,846	105	1,042	0	0
(197)	1,938	(181)	(49)	(121)	(250)

35,771	(25,550)	(129)	(1,350)	13,436	444

78,330	17,849	2,012	1,430	13,774	816

2,356	(2,394)	1,984	123	5,017	3,160
0	0	0	0	0	0
(684)	(22,219)	0	(1,841)	(1,214)	(294)

0	33,000	(25,749)	0	0	0

1,672	8,387	(23,765)	(1,718)	3,803	2,866

80,002	26,236	(21,753)	(288)	17,577	3,682

430,541	404,305	61,708	61,996	83,421	79,739

$510,543	$430,541	$39,955	$61,708	$100,998	$83,421

24,295	23,856	4,497	4,624	8,769	8,457

2,868	4,287	590	284	1,683	1,342
(2,775)	(3,848)	(2,279)	(411)	(1,305)	(1,030)

24,388	24,295	2,808	4,497	9,147	8,769

The accompanying notes are an integral part of these financial statements.

A16

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	JP Morgan International Equity Portfolio		JP Morgan Small Company Portfolio

	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

OPERATIONS
Net investment income (loss)	$61	$50	$(178)	$(152)
Capital gains distributions received	0	0	1,100	4,230
Realized gain (loss) on shares redeemed	3	4	(11)	22
Net change in unrealized gain (loss) on investments	5,455	1,282	4,340	(3,068)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,519	1,336	5,251	1,032

CONTRACT OWNER TRANSACTIONS
Participant net payments	653	435	1,538	1,477
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	(74)	0	(486)
Net transfers between other subaccounts or fixed rate option	25,749	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	26,402	361	1,538	991

TOTAL INCREASE (DECREASE) IN NET ASSETS	31,921	1,697	6,789	2,023

NET ASSETS
Beginning of period	14,430	12,733	35,546	33,523

End of period	$46,351	$14,430	$42,335	$35,546

Beginning units	1,165	1,133	2,275	2,209

Units issued	2,423	420	813	675
Units redeemed	(508)	(388)	(722)	(609)

Ending units	3,080	1,165	2,366	2,275

The accompanying notes are an integral part of these financial statements.

A17

SUBACCOUNTS (Continued)

T.Rowe Price Mid-Cap Growth Portfolio		T.Rowe Price New America Growth Portfolio		Prudential Small Capitalization Stock Portfolio

01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

$(5,492)	$(3,486)	$(618)	$(582)	$494	$887
174,550	54,858	2,068	0	27,898	31,700
(6,094)	513	118	244	19,800	3,950

(89,122)	67,646	9,057	5,648	22,275	36

73,842	119,531	10,625	5,310	70,467	36,573

194,052	112,040	13,169	11,891	1,674	6,574
(3,877)	(16)	(47)	(8)	(17)	(16)
(77,330)	(30,310)	(8,736)	(9,327)	(98,540)	(28,804)

228,362	182,199	0	6,250	(10,000)	6,239

341,207	263,913	4,386	8,806	(106,883)	(16,007)

415,049	383,444	15,011	14,116	(36,416)	20,566

1,002,730	619,286	146,543	132,427	566,265	545,699

$1,417,779	$1,002,730	$161,554	$146,543	$529,849	$566,265

51,708	36,480	15,165	14,253	26,362	27,128

41,197	32,021	6,845	7,842	1,546	2,652
(24,039)	(16,793)	(6,364)	(6,930)	(6,302)	(3,418)

68,866	51,708	15,646	15,165	21,606	26,362

The accompanying notes are an integral part of these financial statements.

A18

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	MFS Bond Series		T.Rowe Price Equity Income Portfolio

	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

OPERATIONS
Net investment income (loss)	$11,769	$14,729	$37,271	$29,230
Capital gains distributions received	1,492	2,726	98,383	128,432
Realized gain (loss) on shares redeemed	(139)	65	2,903	(1,255)
Net change in unrealized gain (loss) on investments	(1,920)	(14,174)	416,241	(59,931)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,202	3,346	554,798	96,476

CONTRACT OWNER TRANSACTIONS
Participant net payments	(1,995)	1,528	286,775	211,871
Policy loans, net of repayments and interest	(219)	(162)	(1,084)	(909)
Surrenders, withdrawals and death benefits	0	(1,197)	(151,736)	(176,437)
Net transfers between other subaccounts or fixed rate option	0	(4,465)	328,331	304,918

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,214)	(4,296)	462,286	339,443

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,988	(950)	1,017,084	435,919

NET ASSETS
Beginning of period	314,946	315,896	2,784,834	2,348,915

End of period	$323,934	$314,946	$3,801,918	$2,784,834

Beginning units	21,883	22,181	196,049	171,078

Units issued	4,823	5,312	83,161	68,920
Units redeemed	(4,977)	(5,610)	(53,239)	(43,949)

Ending units	21,729	21,883	225,971	196,049

The accompanying notes are an integral part of these financial statements.

A19

SUBACCOUNTS (Continued)

Neuberger Berman AMT Partners Portfolio		Janus Aspen Series Worldwide Growth Portfolio - Institutional Shares		MFS Strategic Income Series

01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

$99	$116	$10,083	$6,935	$4,177	$5,233
3,292	4	0	0	611	294
(49)	109	1,629	4,256	(229)	(12)

(348)	1,748	115,478	24,701	763	(4,303)

2,994	1,977	127,190	35,892	5,322	1,212

6,916	3,179	(12,969)	(11,535)	1,680	2,852
0	0	0	0	0	0
0	0	0	(4,733)	0	(9,865)

0	9,465	0	(66,000)	0	0

6,916	12,644	(12,969)	(82,268)	1,680	(7,013)

9,910	14,621	114,221	(46,376)	7,002	(5,801)

21,004	6,383	727,118	773,494	84,946	90,747

$30,914	$21,004	$841,339	$727,118	$91,948	$84,946

1,511	540	73,909	82,864	5,976	6,475

848	1,152	5,731	5,940	670	696
(369)	(181)	(6,972)	(14,895)	(555)	(1,195)

1,990	1,511	72,668	73,909	6,091	5,976

The accompanying notes are an integral part of these financial statements.

A20

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	Janus Aspen Large Cap Growth - Institutional Shares		Janus Aspen International Growth Portfolio - Institutional Shares

	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

OPERATIONS
Net investment income (loss)	$63	$(154)	$2,606	$732
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	1,384	874	1,535	3,387
Net change in unrealized gain (loss) on investments	13,220	4,351	56,418	23,843

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	14,667	5,071	60,559	27,962

CONTRACT OWNER TRANSACTIONS
Participant net payments	21,305	11,671	12,985	2,374
Policy loans, net of repayments and interest	(352)	(29)	(131)	(51)
Surrenders, withdrawals and death benefits	(28,958)	(25,324)	(9,984)	(13,127)
Net transfers between other subaccounts or fixed rate option	0	0	25,000	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(8,005)	(13,682)	27,870	(10,804)

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,662	(8,611)	88,429	17,158

NET ASSETS
Beginning of period	142,828	151,439	116,554	99,396

End of period	$149,490	$142,828	$204,983	$116,554

Beginning units	15,547	17,115	7,907	8,882

Units issued	8,236	9,141	3,991	3,691
Units redeemed	(9,108)	(10,709)	(2,399)	(4,666)

Ending units	14,675	15,547	9,499	7,907

The accompanying notes are an integral part of these financial statements.

A21

SUBACCOUNTS (Continued)

Lazard Retirement Series Small Cap Portfolio		Janus Aspen Mid Cap Growth Portfolio-Service Shares		AllianceBernstein Capital Real Estate Investment Portfolio

01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

$(228)	$(206)	$(6,077)	$(4,444)	$1,054	$1,582
4,203	3,332	0	0	8,725	5,842
(90)	369	(2,222)	2,735	82	56

3,513	(1,940)	179,631	122,970	10,569	(1,571)

7,398	1,555	171,332	121,261	20,430	5,909

9,318	4,781	179,064	89,192	2,631	1,444
(65)	(13)	(5,157)	(3,446)	0	0
(1,263)	(11,172)	(38,575)	(44,588)	(1,708)	(5,932)

0	(803)	175,738	97,862	0	0

7,990	(7,207)	311,070	139,020	923	(4,488)

15,388	(5,652)	482,402	260,281	21,353	1,421

43,241	48,893	1,141,809	881,528	58,530	57,109

$58,629	$43,241	$1,624,211	$1,141,809	$79,883	$58,530

3,000	3,512	113,368	97,862	2,737	2,969

2,199	2,535	73,489	48,502	847	1,043
(1,680)	(3,047)	(44,285)	(32,996)	(810)	(1,275)

3,519	3,000	142,572	113,368	2,774	2,737

The accompanying notes are an integral part of these financial statements.

A22

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	Scudder Government Securities Portfolio		Prudential Conservative Balanced Portfolio

	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

OPERATIONS
Net investment income (loss)	$322	$332	$5,353	$3,360
Capital gains distributions received	0	0	552	1,808
Realized gain (loss) on shares redeemed	(24)	(27)	(506)	(185)
Net change in unrealized gain (loss) on investments	81	(125)	21,769	1,533

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	379	180	27,168	6,516

CONTRACT OWNER TRANSACTIONS
Participant net payments	1,871	1,320	56,930	37,624
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	(348)	(675)	(1,194)	(327)
Net transfers between other subaccounts or fixed rate option	0	0	37,154	28,465

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,523	645	92,890	65,762

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,902	825	120,058	72,278

NET ASSETS
Beginning of period	9,084	8,259	227,587	155,309

End of period	$10,986	$9,084	$347,645	$227,587

Beginning units	794	737	20,599	14,475

Units issued	976	1,064	18,098	10,720
Units redeemed	(844)	(1,007)	(10,078)	(4,596)

Ending units	926	794	28,619	20,599

The accompanyint notes are an integral part of these financial statements.

A23

NOTES TO FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
December 31, 2006

Note 1:	General

The Prudential Variable Contract Account GI-2 (the “Account”) of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”) was established on June 14, 1988 by a resolution of Prudential’s Board of Directors in comformity with insurance laws of the State of New Jersey. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential’s other assets and liabilities. The portion of the Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from purchases of Group Variable Universal Life contracts are invested in the Account. The contracts are group insurance contracts and generally are issued to either employers, associations, sponsoring organizations or trusts. A person entitled to make contributions under the contract is a “Participant”.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are one hundred and thirty-one subaccounts within the Account. Group Variable Universal Life contracts currently invest in the following thirty-seven subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund (the “Series Fund”) or one of the non-Prudential administered funds (collectively, the “portfolios”). The options the Group Variable Universal Life contracts are currently invested in which are a corresponding portfolio of the Series Fund are: Prudential Money Market Portfolio, Prudential Flexible Managed Portfolio, Prudential Stock Index Portfolio, Prudential Equity Portfolio, Prudential Diversified Bond Portfolio, Prudential High Yield Bond Portfolio, Prudential Value Portfolio, Prudential Jennison Portfolio, Prudential Global Portfolio, Prudential Small Capitalization Stock Portfolio and Prudential Conservative Balanced Portfolio. Options currently invested in by the Group Variable Universal Life contracts which invest in a corresponding portfolio of the non-Prudential administered funds are: Neuberger Berman AMT Limited Maturity Bond Portfolio, SVS II Scudder High Yield Portfolio, MFS VIT - Research Bond Series, Dreyfus Variable Investment Developing Leaders Portfolio, Franklin Templeton Foreign Securities Fund, Franklin Templeton Developing Markets Securities Fund, American Century VP Balanced Portfolio, American Century VP International Portfolio, American Century VP Value Fund, JP Morgan Bond Portfolio, JP Morgan U.S. Large Cap Core Equity Portfolio, JP Morgan International Equity Portfolio, JP Morgan Small Company Portfolio, T.Rowe Price Mid-Cap Growth Portfolio, T.Rowe Price New America Growth Portfolio, MFS Bond Series, T.Rowe Price Equity Income Portfolio, Neuberger Berman AMT Partners Portfolio, Janus Aspen Series Worldwide Growth Portfolio-Institutional Shares, MFS Strategic Income Series, Janus Aspen Large Cap Growth - Institutional Shares, Janus Aspen International Growth Portfolio - Institutional Shares, Lazard Retirement Series Small Cap Portfolio, Janus Aspen Mid Cap Growth Portfolio-Service Shares, AllianceBernstein Capital Real Estate Investment Portfolio and Scudder Government Securities Portfolio.

The Series Fund is a diversified open-end management investment company, and is managed by an affiliate of Prudential.

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Investments — The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, whose investment securities are stated at value.

A24

Note 2:	Significant Accounting Policies (continued)

Security Transactions — Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend and Distributions Received — Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

Note 3:	Taxes

Prudential is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential Management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in the future years for any federal income taxes that would be attributable to the contracts.

Note 4:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2006 were as follows:

	Purchases	Sales

Prudential Money Market Portfolio	$875,835	$(504,691)
Prudential Flexible Managed Portfolio	$824,003	$(583,480)
Prudential Stock Index Portfolio	$2,411,045	$(2,577,255)
Prudential Equity Portfolio	$1,040,349	$(967,386)
Neuberger Berman AMT Limited Maturity Bond Portfolio	$372,606	$(259,844)
SVS II Scudder High Yield Portfolio	$579,719	$(421,515)
MFS VIT - Research Bond Series	$1,152,106	$(1,115,779)
Dreyfus Variable Investment Developing Leaders Portfolio	$1,933,482	$(1,797,598)
Franklin Templeton Foreign Securities Fund	$805,732	$(599,823)
Franklin Templeton Developing Markets Securities Fund	$650,562	$(410,912)
Prudential Diversified Bond Portfolio	$61,384	$(128,244)
Prudential High Yield Bond Portfolio	$3,814	$(16,855)
Prudential Value Portfolio	$69,689	$(37,587)
Prudential Jennison Portfolio	$433,905	$(248,901)
Prudential Global Portfolio	$7,568	$(11,894)
American Century VP Balanced Portfolio	$7,861	$(6,055)
American Century VP International Portfolio	$6,106	$(1,169)
American Century VP Value Fund	$14,762	$(15,162)
JP Morgan Bond Portfolio	$2,026	$(26,045)
JP Morgan U.S. Large Cap Core Equity Portfolio	$5,366	$(1,970)
JP Morgan International Equity Portfolio	$26,968	$(672)
JP Morgan Small Company Portfolio	$2,572	$(1,212)
T.Rowe Price Mid-Cap Growth Portfolio	$638,540	$(302,825)
T.Rowe Price New America Growth Portfolio	$16,559	$(12,865)
Prudential Small Capitalization Stock Portfolio	$13,142	$(122,595)
MFS Bond Series	$5,271	$(8,906)

A25

Note 4:	Purchases and Sales of Investments (continued)

	Purchases	Sales

T.Rowe Price Equity Income Portfolio	$949,714	$(501,791)
Neuberger Berman AMT Partners Portfolio	$10,263	$(3,462)
Janus Aspen Series Worldwide Growth Portfolio - Institutional Shares	$10,399	$(26,768)
MFS Strategic Income Series	$4,731	$(3,445)
Janus Aspen Large Cap Growth - Institutional Shares	$24,815	$(33,473)
Janus Aspen International Growth Portfolio - Institutional Shares	$40,350	$(13,204)
Lazard Retirement Series Small Cap Portfolio	$10,894	$(3,132)
Janus Aspen Mid Cap Growth Portfolio-Service Shares	$651,450	$(346,457)
AllianceBernstein Capital Real Estate Investment Portfolio	$3,583	$(2,972)
Scudder Government Securities Portfolio	$2,012	$(534)
Prudential Conservative Balanced Portfolio	$174,174	$(82,499)

Note 5:	Related Party Transactions

Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the portfolios in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

The Series Fund has a management agreement with Prudential Investment LLC (“PI”), an indirect wholly-owned subsidiary of Prudential. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.

The Series Fund has a distribution agreement with Prudential Investment Management Services, LLC, an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent.

A26

Note 6:	Financial Highlights

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios and total returns for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 were as follows:

	At year ended			For year ended

	Units (000s)	Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	Prudential Money Market Portfolio

December 31, 2006	341	$12.73	$4,339	4.65%	0.45%	4.26%
December 31, 2005	310	$12.21	$3,781	2.86%	0.45%	2.44%
December 31, 2004	309	$11.92	$3,682	1.01%	0.45%	0.59%
December 31, 2003	350	$11.85	$4,150	0.84%	0.45%	0.34%
December 31, 2002	513	$11.81	$6,062	1.52%	0.45%	1.11%

	Prudential Flexible Managed Portfolio

December 31, 2006	252	$13.87	$3,497	1.94%	0.45%	11.67%
December 31, 2005	233	$12.42	$2,891	1.97%	0.45%	3.69%
December 31, 2004	226	$11.98	$2,707	1.43%	0.45%	10.21%
December 31, 2003	209	$10.87	$2,269	2.00%	0.45%	23.24%
December 31, 2002	182	$8.82	$1,606	3.02%	0.45%	-13.19%

	Prudential Stock Index Portfolio

December 31, 2006	1,088	$13.63	$14,829	1.67%	0.45%	15.02%
December 31, 2005	1,098	$11.85	$13,016	1.56%	0.45%	4.07%
December 31, 2004	1,084	$11.39	$12,348	1.71%	0.45%	9.94%
December 31, 2003	1,042	$10.36	$10,789	1.25%	0.45%	27.74%
December 31, 2002	1,290	$8.11	$10,464	1.43%	0.45%	-22.69%

	Prudential Equity Portfolio

December 31, 2006	348	$14.08	$4,898	1.13%	0.45%	12.10%
December 31, 2005	341	$12.56	$4,282	1.02%	0.45%	10.98%
December 31, 2004	342	$11.32	$3,876	1.35%	0.45%	9.48%
December 31, 2003	322	$10.34	$3,330	0.79%	0.45%	31.05%
December 31, 2002	455	$7.89	$3,591	0.97%	0.45%	-22.80%

	Neuberger Berman AMT Limited Maturity Bond Portfolio

December 31, 2006	86	$13.23	$1,138	3.30%	0.45%	3.76%
December 31, 2005	77	$12.75	$981	2.69%	0.45%	0.99%
December 31, 2004	74	$12.63	$938	3.89%	0.45%	0.40%
December 31, 2003	68	$12.58	$857	4.63%	0.45%	1.94%
December 31, 2002	67	$12.34	$823	4.77%	0.45%	4.84%

	SVS II Scudder High Yield Portfolio

December 31, 2006	151	$14.23	$2,146	7.63%	0.45%	9.97%
December 31, 2005	138	$12.94	$1,791	9.74%	0.45%	3.42%
December 31, 2004	133	$12.51	$1,668	7.19%	0.45%	11.90%
December 31, 2003	131	$11.18	$1,464	8.19%	0.45%	24.08%
December 31, 2002	116	$9.01	$1,042	9.30%	0.45%	-0.77%

	MFS VIT - Research Bond Series

December 31, 2006	441	$12.34	$5,438	0.51%	0.45%	9.98%
December 31, 2005	436	$11.22	$4,894	0.48%	0.45%	7.32%
December 31, 2004	429	$10.46	$4,484	1.09%	0.45%	15.45%
December 31, 2003	430	$9.06	$3,898	0.70%	0.45%	24.11%
December 31, 2002	455	$7.30	$3,323	0.27%	0.45%	-24.97%

A27

Note 6:	Financial Highlights (continued)

	At year ended			For year ended

	Units (000s)	Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	Dreyfus Variable Investment Developing Leaders Portfolio

December 31, 2006	523	$16.57	$8,665	0.41%	0.45%	3.30%
December 31, 2005	512	$16.04	$8,213	0.00%	0.45%	5.33%
December 31, 2004	502	$15.23	$7,642	0.21%	0.45%	10.84%
December 31, 2003	484	$13.74	$6,655	0.03%	0.45%	31.11%
December 31, 2002	435	$10.48	$4,562	0.05%	0.45%	-19.57%

	Franklin Templeton Foreign Securities Fund

December 31, 2006	235	$15.70	$3,683	1.24%	0.45%	20.86%
December 31, 2005	219	$12.99	$2,847	1.16%	0.45%	9.68%
December 31, 2004	210	$11.84	$2,484	1.05%	0.45%	18.05%
December 31, 2003	199	$10.03	$1,995	1.69%	0.45%	31.63%
December 31, 2002	177	$7.62	$1,350	1.58%	0.45%	-19.11%

	Franklin Templeton Developing Markets Securities Fund

December 31, 2006	84	$29.42	$2,460	1.10%	0.45%	27.52%
December 31, 2005	74	$23.07	$1,709	1.29%	0.45%	26.88%
December 31, 2004	69	$18.18	$1,254	1.79%	0.45%	24.18%
December 31, 2003	65	$14.64	$945	1.15%	0.45%	52.34%
December 31, 2002	58	$9.61	$561	1.43%	0.45%	-0.72%

	Prudential Diversified Bond Portfolio

December 31, 2006	41	$14.81	$600	4.87%	0.45%	4.52%
December 31, 2005	45	$14.17	$639	5.52%	0.45%	2.82%
December 31, 2004	45	$13.78	$615	4.46%	0.45%	5.11%
December 31, 2003	47	$13.11	$613	4.10%	0.45%	7.02%
December 31, 2002	47	$12.25	$577	12.01%	0.45%	6.61%

	Prudential High Yield Bond Portfolio

December 31, 2006	38	$14.57	$549	7.85%	0.45%	9.79%
December 31, 2005	38	$13.28	$510	6.85%	0.45%	2.95%
December 31, 2004	41	$12.90	$527	7.35%	0.45%	9.79%
December 31, 2003	43	$11.75	$501	8.21%	0.45%	24.60%
December 31, 2002	123	$9.43	$1,158	17.90%	0.45%	0.96%

	Prudential Value Portfolio

December 31, 2006	16	$19.86	$323	1.51%	0.45%	19.42%
December 31, 2005	14	$16.63	$240	1.42%	0.45%	16.15%
December 31, 2004	14	$14.32	$206	1.30%	0.45%	15.86%
December 31, 2003	20	$12.36	$246	1.73%	0.45%	27.42%
December 31, 2002	16	$9.70	$159	1.80%	0.45%	-22.40%

	Prudential Jennison Portfolio

December 31, 2006	137	$9.97	$1,362	0.32%	0.45%	1.32%
December 31, 2005	117	$9.84	$1,152	0.11%	0.45%	14.05%
December 31, 2004	114	$8.63	$980	0.43%	0.45%	9.10%
December 31, 2003	139	$7.91	$1,099	0.11%	0.45%	29.67%
December 31, 2002	400	$6.10	$2,440	0.22%	0.45%	-31.38%

	Prudential Global Portfolio

December 31, 2006	29	$14.36	$415	0.63%	0.45%	19.07%
December 31, 2005	29	$12.06	$351	0.59%	0.45%	15.55%
December 31, 2004	30	$10.43	$312	0.98%	0.45%	9.10%
December 31, 2003	31	$9.56	$300	0.43%	0.45%	33.52%
December 31, 2002	92	$7.16	$662	1.01%	0.45%	-25.65%

A28

Note 6:	Financial Highlights (continued)

	At year ended			For year ended

	Units (000s)	Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	American Century VP Balanced Portfolio

December 31, 2006	13	$13.42	$168	1.88%	0.45%	9.11%
December 31, 2005	12	$12.30	$151	1.82%	0.45%	4.47%
December 31, 2004	13	$11.77	$151	1.59%	0.45%	9.29%
December 31, 2003	12	$10.77	$132	2.57%	0.45%	18.48%
December 31, 2002	12	$9.09	$110	2.33%	0.45%	-9.73%

	American Century VP International Portfolio

December 31, 2006	6	$14.09	$82	1.53%	0.45%	24.47%
December 31, 2005	5	$11.32	$61	1.18%	0.45%	12.76%
December 31, 2004	6	$10.04	$57	0.53%	0.45%	14.35%
December 31, 2003	5	$8.78	$47	0.72%	0.45%	24.01%
December 31, 2002	5	$7.08	$35	0.53%	0.45%	-20.81%

	American Century VP Value Fund

December 31, 2006	24	$20.93	$511	1.33%	0.45%	18.12%
December 31, 2005	24	$17.72	$431	0.85%	0.45%	4.56%
December 31, 2004	24	$16.95	$404	1.13%	0.45%	13.83%
December 31, 2003	51	$14.89	$760	1.25%	0.45%	28.36%
December 31, 2002	88	$11.60	$1,021	0.91%	0.45%	-13.11%

	JP Morgan Bond Portfolio

December 31, 2006	3	$14.23	$40	4.38%	0.45%	3.72%
December 31, 2005	4	$13.72	$62	3.37%	0.45%	2.35%
December 31, 2004	5	$13.41	$62	3.42%	0.45%	3.87%
December 31, 2003	4	$12.91	$56	3.05%	0.45%	3.20%
December 31, 2002	4	$12.51	$51	0.56%	0.45%	8.41%

	JP Morgan U.S. Large Cap Core Equity Portfolio

December 31, 2006	9	$11.04	$101	0.96%	0.45%	16.09%
December 31, 2005	9	$9.51	$83	1.22%	0.45%	0.90%
December 31, 2004	8	$9.43	$80	0.75%	0.45%	9.02%
December 31, 2003	8	$8.65	$67	0.75%	0.45%	27.58%
December 31, 2002	7	$6.78	$47	0.04%	0.45%	-25.25%

	JP Morgan International Equity Portfolio

December 31, 2006	3	$15.05	$46	0.70%	0.45%	21.47%
December 31, 2005	1	$12.39	$14	0.83%	0.45%	10.20%
December 31, 2004	1	$11.24	$13	0.56%	0.45%	17.82%
December 31, 2003	1	$9.54	$11	0.91%	0.45%	31.95%
December 31, 2002	1	$7.23	$9	0.39%	0.45%	-18.86%

	JP Morgan Small Company Portfolio

December 31, 2006	2	$17.89	$42	0.00%	0.45%	14.46%
December 31, 2005	2	$15.63	$36	0.00%	0.45%	2.95%
December 31, 2004	2	$15.18	$34	0.00%	0.45%	26.61%
December 31, 2003	2	$11.99	$28	0.00%	0.45%	35.48%
December 31, 2002	3	$8.85	$24	0.18%	0.45%	-22.16%

	T.Rowe Price Mid-Cap Growth Portfolio

December 31, 2006	69	$20.59	$1,418	0.00%	0.45%	6.19%
December 31, 2005	52	$19.39	$1,003	0.00%	0.45%	14.23%
December 31, 2004	36	$16.98	$619	0.00%	0.45%	17.83%
December 31, 2003	27	$14.41	$387	0.00%	0.45%	37.76%
December 31, 2002	20	$10.46	$210	0.00%	0.45%	-21.65%

A29

Note 6:	Financial Highlights (continued)

	At year ended			For year ended

	Units (000s)	Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	T.Rowe Price New America Growth Portfolio

December 31, 2006	16	$10.33	$162	0.05%	0.45%	6.94%
December 31, 2005	15	$9.66	$147	0.00%	0.45%	4.01%
December 31, 2004	14	$9.29	$132	0.05%	0.45%	10.33%
December 31, 2003	19	$8.42	$159	0.00%	0.45%	34.72%
December 31, 2002	32	$6.25	$203	0.00%	0.45%	-28.98%

	Prudential Small Capitalization Stock Portfolio

December 31, 2006	22	$24.52	$530	0.54%	0.45%	14.15%
December 31, 2005	26	$21.48	$566	0.61%	0.45%	6.78%
December 31, 2004	27	$20.12	$546	0.57%	0.45%	21.57%
December 31, 2003	32	$16.55	$532	0.23%	0.45%	37.69%
December 31, 2002	99	$12.02	$1,189	0.94%	0.45%	-15.41%

	MFS Bond Series

December 31, 2006	22	$14.91	$324	4.18%	0.45%	3.61%
December 31, 2005	22	$14.39	$315	5.12%	0.45%	1.06%
December 31, 2004	22	$14.24	$316	5.76%	0.45%	5.56%
December 31, 2003	34	$13.49	$453	3.92%	0.45%	8.88%
December 31, 2002	135	$12.39	$1,671	5.82%	0.45%	8.40%

	T.Rowe Price Equity Income Portfolio

December 31, 2006	226	$16.82	$3,802	1.62%	0.45%	18.45%
December 31, 2005	196	$14.20	$2,785	1.60%	0.45%	3.46%
December 31, 2004	171	$13.73	$2,349	1.65%	0.45%	14.42%
December 31, 2003	134	$12.00	$1,607	1.71%	0.45%	25.00%
December 31, 2002	134	$9.60	$1,285	1.75%	0.45%	-13.67%

	Neuberger Berman AMT Partners Portfolio

December 31, 2006	2	$15.54	$31	0.84%	0.45%	11.80%
December 31, 2005	2	$13.90	$21	1.36%	0.45%	17.53%
December 31, 2004	1	$11.83	$6	0.00%	0.45%	18.42%
December 31, 2003	4	$9.99	$39	0.00%	0.45%	35.37%
December 31, 2002	10	$7.38	$72	0.55%	0.45%	-24.62%

	Janus Aspen Series Worldwide Growth Portfolio - Institutional Shares

December 31, 2006	73	$11.58	$841	1.78%	0.45%	17.68%
December 31, 2005	74	$9.84	$727	1.40%	0.45%	5.39%
December 31, 2004	83	$9.33	$773	0.96%	0.45%	4.25%
December 31, 2003	120	$8.95	$1,076	1.11%	0.45%	23.45%
December 31, 2002	371	$7.25	$2,691	0.91%	0.45%	-25.94%

	MFS Strategic Income Series

December 31, 2006	6	$15.10	$92	5.23%	0.45%	6.26%
December 31, 2005	6	$14.21	$85	6.68%	0.45%	1.43%
December 31, 2004	0	$14.01	$91	6.50%	0.45%	7.19%
December 31, 2003	5	$13.07	$65	6.43%	0.45%	9.92%
December 31, 2002	31	$11.89	$374	4.42%	0.45%	7.89%

	Janus Aspen Large Cap Growth - Institutional Shares

December 31, 2006	15	$10.19	$149	0.49%	0.45%	10.88%
December 31, 2005	16	$9.19	$143	0.34%	0.45%	3.82%
December 31, 2004	17	$8.85	$151	0.11%	0.45%	4.12%
December 31, 2003	32	$8.50	$275	0.10%	0.45%	31.17%
December 31, 2002	29	$6.48	$187	0.00%	0.45%	-26.94%

A30

Note 6:	Financial Highlights (continued)

	At year ended			For year ended

	Units (000s)	Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	Janus Aspen International Growth Portfolio - Institutional Shares

December 31, 2006	9	$21.58	$205	2.06%	0.45%	46.40%
December 31, 2005	8	$14.74	$117	1.20%	0.45%	31.72%
December 31, 2004	9	$11.19	$99	0.86%	0.45%	18.41%
December 31, 2003	10	$9.45	$92	1.26%	0.45%	34.23%
December 31, 2002	8	$7.04	$59	0.88%	0.45%	-25.97%

	Lazard Retirement Series Small Cap Portfolio

December 31, 2006	4	$16.66	$59	0.00%	0.45%	15.61%
December 31, 2005	3	$14.41	$43	0.00%	0.45%	3.54%
December 31, 2004	4	$13.92	$49	0.00%	0.45%	14.38%
December 31, 2003	3	$12.17	$41	0.00%	0.45%	36.43%
December 31, 2002	3	$8.92	$24	0.00%	0.45%	-18.09%

	Janus Aspen Mid Cap Growth Portfolio-Service Shares

December 31, 2006	143	$11.39	$1,624	0.00%	0.45%	13.11%
December 31, 2005	113	$10.07	$1,142	0.00%	0.45%	11.81%
December 31, 2004	98	$9.01	$882	0.00%	0.45%	20.29%
December 31, 2003	84	$7.49	$629	0.00%	0.45%	34.47%
December 31, 2002	59	$5.57	$328	0.00%	0.45%	-28.31%

	AllianceBernstein Capital Real Estate Investment Portfolio (became available February 01, 2002)

December 31, 2006	3	$28.80	$80	1.97%	0.45%	34.64%
December 31, 2005	3	$21.39	$59	3.29%	0.45%	11.17%
December 31, 2004	3	$19.24	$57	2.28%	0.45%	35.11%
December 31, 2003	3	$14.24	$41	2.95%	0.45%	38.66%
December 31, 2002	1	$10.27	$15	2.16%	0.45%	2.70%

	Scudder Government Securities Portfolio (became available February 01, 2002)

December 31, 2006	1	$11.86	$11	3.66%	0.45%	3.67%
December 31, 2005	1	$11.44	$9	4.33%	0.45%	2.12%
December 31, 2004	1	$11.20	$8	2.64%	0.45%	3.23%
December 31, 2003	1	$10.85	$8	2.52%	0.45%	1.88%
December 31, 2002	1	$10.65	$6	2.41%	0.45%	6.18%

	Prudential Conservative Balanced Portfolio (became available January 01, 2004)

December 31, 2006	29	$12.15	$348	2.43%	0.45%	9.95%
December 31, 2005	21	$11.05	$228	2.24%	0.45%	2.97%
December 31, 2004	14	$10.73	$155	2.02%	0.45%	7.30%

* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

A31

Note 6:	Financial Highlights (continued)

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or from the effective date of the sub-account through the end of the reporting period. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period.

Charges and Expenses

A. Mortality Risk and Expense Risk Charges

The mortality risk and expense risk charges, currently equal to an effective annual rate of 0.45%, are applied daily against the net assets in each subaccount. This charge is guaranteed not to exceed an effective annual rate of 0.90%. Mortality risk is that participants may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential. The mortality risk and expense risk charges are assessed through reduction in unit values.

B. Transaction Related Charges

There may be charges, if applicable, associated with surrenders, partial withdrawals, loans, transfers and requests for additional statements as follows:

Surrenders and partial withdrawals — Not to exceed the lesser of $20 or 2% of the amount received.

Loans — Not to exceed $20 for each loan made.

Transfers — Not to exceed $20 for each transfer, after the twelfth transfer, in a period of generally 12 months depending on the provisions of the contract.

Deferred Sales Charges — The charge is assessed on a full surrender and is the lesser of $20 or 2% of the amount withdrawn.

Additional statement requests related to a participant’s insurance — Not to exceed $20 per statement.

C. Cost of Insurance and Other Related Charges

Participant’s contributions may be subject to certain deductions prior to being invested in the Account. The deductions are for (1) state premium taxes, (2) transaction costs which are deducted from each premium payment to cover premium collection and processing costs, and (3) sales charges, a maximum of 3.5% of each premium payment, are deducted in order to compensate Prudential for the cost of selling the contract. Contracts are also subject to monthly charges to compensate Prudential for the portion of the face amount of insurance applicable to the participant. In addition, monthly charges may also be deducted to compensate Prudential for costs related to administering the contract and for additional insurance benefits, if applicable. These charges are assessed through the redemption of units.

A32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants of The Group Variable Universal Life Subaccounts of
The Prudential Variable Contract Account GI-2
and the Board of Directors of
The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of The Prudential Variable Contract Account GI-2 at December 31, 2006, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2006 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 17, 2007

A33

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Financial Position

December 31, 2006 and 2005 (in millions)

	2006	2005
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2006—$116,477; 2005—$110,107)	$119,828	$114,825
Trading account assets supporting insurance liabilities, at fair value	13,114	12,760
Other trading account assets, at fair value	1,168	1,056
Equity securities, available for sale, at fair value (cost: 2006—$4,560; 2005—$4,277)	5,411	4,796
Commercial loans	22,445	20,761
Policy loans	7,601	7,227
Other long-term investments	2,680	2,346
Short-term investments and other	4,044	3,320

Total investments	176,291	167,091

Cash and cash equivalents	5,597	5,331
Accrued investment income	1,676	1,657
Reinsurance recoverables	2,590	4,099
Deferred policy acquisition costs	6,129	5,462
Other assets	7,398	7,058
Due from parent and affiliates	3,539	3,024
Separate account assets	141,702	123,305

TOTAL ASSETS	$344,922	$317,027

LIABILITIES AND STOCKHOLDER’S EQUITY
LIABILITIES
Future policy benefits	$74,063	$71,605
Policyholders’ account balances	65,719	61,448
Policyholders’ dividends	3,631	3,906
Reinsurance payables	2,452	3,666
Securities sold under agreements to repurchase	11,267	12,270
Cash collateral for loaned securities	6,931	5,352
Income taxes	1,958	1,785
Short-term debt	8,106	6,948
Long-term debt	4,113	2,751
Other liabilities	5,896	5,253
Due to parent and affiliates	2,564	1,039
Separate account liabilities	141,702	123,305

Total liabilities	328,402	299,328

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 20)

STOCKHOLDER’S EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized, issued and outstanding at December 31, 2006 and 2005)	2	2
Additional paid-in capital	14,646	14,607
Accumulated other comprehensive income (loss)	(65)	605
Retained earnings	1,937	2,485

Total stockholder’s equity	16,520	17,699

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$344,922	$317,027

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Operations

Years Ended December 31, 2006, 2005 and 2004 (in millions)

	2006	2005	2004
REVENUES
Premiums	$8,480	$8,129	$7,360
Policy charges and fee income	1,800	1,799	1,730
Net investment income	9,380	8,875	8,198
Realized investment gains, net	285	797	964
Other income	968	563	663

Total revenues	20,913	20,163	18,915

BENEFITS AND EXPENSES
Policyholders’ benefits	10,020	9,408	8,679
Interest credited to policyholders’ account balances	2,638	2,275	2,098
Dividends to policyholders	2,538	2,672	2,382
General and administrative expenses	3,424	3,313	3,031

Total benefits and expenses	18,620	17,668	16,190

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND CUMULATIVE EFFECT OF ACCOUNTING CHANGE	2,293	2,495	2,725

Income taxes:
Current	326	(85)	514
Deferred	245	254	281

Total income tax expense	571	169	795

INCOME FROM CONTINUING OPERATIONS BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	1,722	2,326	1,930

Income (loss) from discontinued operations, net of taxes	75	(6)	18
Cumulative effect of accounting change, net of taxes	—	—	(52)

NET INCOME	$1,797	$2,320	$1,896

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Stockholder’s Equity

Years Ended December 31, 2006, 2005 and 2004 (in millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Deferred Compensation	Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity
Balance, December 31, 2003	$2	$14,576	$1,119	$(16)	$2,265	$17,946
Dividend to parent	—	—	(600)	—	—	(600)
Sale of fixed maturities to an affiliate	—	4	—	—	(4)	—
Long-term stock-based compensation program	—	24	—	(13)	—	11
Comprehensive income:
Net income	—	—	1,896	—	—	1,896
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	—	2	2
Change in net unrealized investment gains	—	—	—	—	(712)	(712)
Additional pension liability adjustment	—	—	—	—	(12)	(12)
Cumulative effect of accounting change	—	—	—	—	69	69
Other comprehensive loss						(653	) )
Total comprehensive income						1,243
Balance, December 31, 2004	2	14,604	2,415	(29)	1,608	18,600
Dividend to parent	—	—	(2,250)	—	—	(2,250)
Purchase of fixed maturities from an affiliate	—	(1)	—	—	1	—
Long-term stock-based compensation program	—	4	—	29	—	33
Comprehensive income:
Net income	—	—	2,320	—	—	2,320
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	—	13	13
Change in net unrealized investment gains	—	—	—	—	(967)	(967)
Additional pension liability adjustment	—	—	—	—	(50)	(50)
Other comprehensive loss						(1,004)
Total comprehensive income						1,316
Balance, December 31, 2005	2	14,607	2,485	—	605	17,699
Dividend to parent	—	—	(2,345)	—	—	(2,345)
Capital contribution from parent	—	1	—	—	—	1
Long-term stock-based compensation program	—	38	—	—	—	38
Impact of adoption of Statement of Financial Accounting Standards (“SFAS”) No. 158, net of tax	—	—	—	—	(522)	(522)
Comprehensive income:
Net income	—	—	1,797	—	—	1,797
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	—	17	17
Change in net unrealized investment gains	—	—	—	—	(189)	(189)
Additional pension liability adjustment	—	—	—	—	24	24
Other comprehensive loss						(148)
Total comprehensive income						1,649
Balance, December 31, 2006	$2	$14,646	$1,937	$—	$(65)	$16,520

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows

Years Ended December 31, 2006, 2005 and 2004 (in millions)

	2006	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$ 1,797	$2,320	$1,896
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment gains, net	(285)	(797)	(964)
Policy charges and fee income	(473)	(609)	(580)
Interest credited to policyholders’ account balances	2,638	2,275	2,098
Depreciation and amortization, including premiums and discounts	70	166	270
Change in:
Deferred policy acquisition costs	(636)	(136)	(10)
Future policy benefits and other insurance liabilities	962	1,607	611
Trading account assets supporting insurance liabilities and other trading account assets	(340)	(973)	(2,124)
Income taxes	525	(611)	584
Due to/from parent and affiliates	1,859	(76)	(706)
Other, net	(227)	(610)	1,399
Cash flows from operating activities	5,890	2,556	2,474

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	83,667	71,797	62,363
Equity securities, available for sale	2,994	2,239	1,931
Commercial loans	3,714	4,010	3,692
Policy loans	748	786	868
Other long-term investments	960	668	732
Short-term investments	6,882	8,065	13,224
Payments for the purchase/origination of:
Fixed maturities, available for sale	(88,521)	(79,739)	(70,942)
Equity securities, available for sale	(3,034)	(2,551)	(1,913)
Commercial loans	(5,134)	(3,997)	(3,596)
Policy loans	(815)	(530)	(572)
Other long-term investments	(913)	(411)	(616)
Short-term investments	(7,682)	(8,070)	(9,884)
Acquisitions, net of cash acquired.	724	—	(2,056)
Due to/from parent and affiliates	(504)	(256)	1,963
Other, net	(85)	—	—
Cash flows used in investing activities	(6,999)	(7,989)	(4,806)

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders’ account deposits	20,323	18,659	13,747
Policyholders’ account withdrawals	(19,741)	(18,402)	(12,397)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	575	2,680	1,469
Net change in financing arrangements (maturities of 90 days or less)	220	5,046	(955)
Proceeds from the issuance of debt (maturities longer than 90 days)	3,826	1,006	2,507
Repayments of debt (maturities longer than 90 days)	(1,512)	(999)	(1,789)
Excess tax benefits from share-based payment arrangements	39	—	—
Cash payments to or in respect of eligible policyholders	—	(9)	(1)
Dividend to parent	(2,345)	(2,250)	(600)
Cash flows from financing activities	1,385	5,731	1,981

Effect of foreign exchange rate changes on cash balances	(10)	(16)	(32)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	266	282	(383)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	5,331	5,049	5,432

CASH AND CASH EQUIVALENTS, END OF YEAR	$ 5,597	$5,331	$5,049

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes (received) paid	$ (171)	$489	$(88)

Interest paid	$ 628	$422	$213

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

1.	BUSINESS

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly owned subsidiary of Prudential Holdings, LLC (“Prudential Holdings”), which is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). The principal products and services of the Company include individual life insurance, annuities, group insurance and retirement services.

Demutualization and Destacking

On December 18, 2001 (the “date of demutualization”), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial.

Concurrent with the demutualization, the Company completed a corporate reorganization (the “destacking”) whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Consolidated Financial Statements include the accounts of Prudential Insurance, entities over which the Company exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner, and variable interest entities in which the Company is considered the primary beneficiary. The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs, goodwill, valuation of business acquired, valuation of investments including derivatives, future policy benefits including guarantees, pension and other postretirement benefits, provision for income taxes, reserves for contingent liabilities and reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available for sale” are carried at fair value. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount is included in “Net investment income.” The amortized cost of fixed maturities is written down to fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available for sale,” net of tax and the effect on deferred policy acquisition costs, valuation of business acquired, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).”

The fair values of public fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, for investments in private placement fixed maturity securities, this information is not available. For these private fixed maturities, the fair value is determined typically by using a discounted cash flow model, which relies upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions and takes into account, among other things, the credit quality of the issuer and the reduced liquidity associated with

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

private placements. Historically, changes in estimated future cash flows or the assessment of an issuer’s credit quality have been the more significant factors in determining fair values.

“Trading account assets supporting insurance liabilities, at fair value” includes invested assets that support certain products included in the Retirement segment, which are experience rated, meaning that the investment results associated with these products will ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Asset management fees and other income.” Interest and dividend income from these investments is reported in “Net investment income.”

“Other trading account assets, at fair value” consist primarily of investments and certain derivatives used by the Company either in its capacity as a broker-dealer or for asset and liability management activities. These instruments are carried at fair value. Realized and unrealized gains and losses on other trading account assets are reported in “Asset management fees and other income.”

Equity securities are comprised of common stock and non-redeemable preferred stock and are carried at fair value. The associated unrealized gains and losses, net of tax and the effect on deferred policy acquisition costs, valuation of business acquired, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividend income from these investments is reported in “Net investment income.”

Commercial loans originated and held are carried at unpaid principal balances, net of an allowance for losses. Commercial loans acquired are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, is included in “Net investment income.” The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for probable incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. These loans are measured at the present value of expected future cash flows discounted at the loan’s effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, based on the Company’s assessment as to the collectibility of the principal. The Company discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when the Company has doubts about collectibility. When a loan is deemed non-performing, any accrued but uncollectible interest is charged to interest income in the period the loan is deemed non-performing. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company’s past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors. The gains and losses from the sale of loans, which are recognized when the Company relinquishes control over the loans, as well as changes in the allowance for loan losses, are reported in “Realized investment gains (losses), net.”

Policy loans are carried at unpaid principal balances.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized by cash, U.S. government and government agency securities. Securities loaned are collateralized principally by cash and U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies and broker-dealer subsidiaries used to earn spread income are reported as “Net investment income;” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed within the Company’s derivative dealer operations are reported in “Asset management fees and other income.”

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, in which the Company does not exercise control, investment real estate, and other investments. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company’s net income from investments in joint ventures and partnerships, other than the Company’s investment in operating joint ventures, is included in “Net investment income.”

Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any writedowns to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. An impairment loss is recognized when the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Decreases in the carrying value of investment real estate held for the production of income and impairments are recorded in “Realized investment gains (losses), net.” Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in “Net investment income.” In the period a real estate investment is deemed held for disposal and meets all of the discontinued operation criteria, the Company reports all related net investment income and any resulting investment gains and losses as discontinued operations for all periods presented.

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased, other than those debt instruments meeting this definition that are included in “Trading account assets supporting insurance liabilities, at fair value.” These investments are carried at amortized cost which, because of their short term, approximates fair value.

Realized investment gains (losses) are computed using the specific identification method. Adjustments to the costs of fixed maturities and equity securities for other than temporary impairments are included in “Realized investment gains (losses), net.” In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) the extent (generally if greater than 20%) and the duration (generally if greater than six months) of the decline; (2) the reasons for the decline in value (credit event, currency or interest rate); (3) the Company’s ability and intent to hold the investment for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for other than temporary impairments. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on commercial loans, fair value changes on embedded derivatives and derivatives that do not qualify for hedge accounting treatment, except those derivatives used in the Company’s capacity as a broker or dealer.

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Notes to Consolidated Financial Statements

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets supporting insurance liabilities, at fair value.”

Reinsurance Recoverables and Payables

Reinsurance recoverables and payables primarily include receivables and corresponding payables associated with the modified coinsurance arrangements used to effect the Company’s acquisition of the retirement businesses of CIGNA Corporation (“CIGNA”). The reinsurance recoverables and the reinsurance payables associated with this acquisition are each $1.3 billion and $2.9 billion at December 31, 2006 and 2005, respectively. See Note 4 for additional information about these arrangements. The remaining amounts relate to other reinsurance arrangements entered into by the Company.

Deferred Policy Acquisition Costs

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs (“DAC”) are subject to recoverability testing at the end of each accounting period. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

For traditional participating life insurance included in the Closed Block (see Note 10 for a description of the Closed Block), DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to gross margins based on historical and anticipated future experience, which is evaluated regularly. The average rate per annum of assumed future investment yield used in estimating expected gross margins was 7.89% at December 31, 2006 and gradually increases to 8.06% for periods after December 31, 2031. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and fixed and variable annuity products are deferred and amortized over the expected life of the contracts (periods ranging from 7 to 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense an estimate of the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. The Company expects to adopt Statement of Position (“SOP”) 05-1 “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts” on January 1, 2007. See “New Accounting Pronouncements.”

For group annuity defined contribution contracts and group corporate- and trust-owned life insurance contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to gross profits. For group and individual long-term care contracts, acquisition expenses are deferred and amortized in proportion to gross premiums. For single premium immediate annuities with life contingencies, and single premium group annuities and single premium structured settlements with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract. For funding agreement notes contracts, single premium structured settlement contracts without life contingencies, and single premium immediate annuities without life contingencies, acquisition expenses are deferred and amortized over the expected life of the contracts using the interest method or a method that approximates the

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Notes to Consolidated Financial Statements

interest method. For other group life and disability insurance contracts and guaranteed investment contracts, acquisition costs are expensed as incurred.

Separate Account Assets and Liabilities

Separate account assets and liabilities are reported at fair value and represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets consist of equity securities, fixed maturities, real estate related investments, real estate mortgage loans, short-term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 9 for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate account assets accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Asset management fees and other income.”

Other Assets and Other Liabilities

Other assets consist primarily of prepaid benefit costs, property and equipment, trade receivables, goodwill, valuation of business acquired (described below), receivables resulting from sales of securities that had not yet settled at the balance sheet date, and the Company’s investment in operating joint ventures. Property and equipment are carried at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally range from 3 to 40 years. Other liabilities consist primarily of employee benefit liabilities, trade payables, payables resulting from purchases of securities that had not yet settled at the balance sheet date and securities sold but not yet purchased.

As a result of certain acquisitions and the application of purchase accounting, the Company reports a financial asset representing the valuation of business acquired (“VOBA”). VOBA represents the present value of future profits embedded in the acquired business. VOBA is determined by estimating the net present value of future cash flows from the contracts in force at the date of acquisition. For acquired annuity contracts, future positive cash flows generally include fees and other charges assessed to the contracts as long as they remain in force as well as fees collected upon surrender, if applicable, while future negative cash flows include costs to administer contracts and benefit payments. In addition, future cash flows with respect to acquired annuity business include the impact of future cash flows expected from the guaranteed minimum death and living benefit provisions. For acquired defined contribution and defined benefits businesses, contract balances are projected using assumptions for add-on deposits, participant withdrawals, contract surrenders, and investment returns. Gross profits are then determined based on investment spreads and the excess of fees and other charges over the costs to administer the contracts. VOBA is further explicitly adjusted to reflect the cost associated with the capital invested in the business. The Company amortizes VOBA over the effective life of the acquired contracts in “General and administrative expenses.” For acquired annuity contracts, VOBA is amortized in proportion to gross profits arising from the contracts and anticipated future experience, which is evaluated regularly. For acquired defined contribution and defined benefit businesses, the majority of VOBA is amortized in proportion to gross profits arising principally from fees in excess of actual expense based upon historical and estimated future experience, which is updated periodically. The remainder of this VOBA is amortized based on gross revenues, fees, or the change in policyholders’ account balances, as applicable. The effect of changes in gross profits on unamortized VOBA is reflected in the period such estimates of expected future profits are revised.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For individual traditional participating life insurance products, the mortality and interest rate assumptions applied are those used to calculate the policies’ guaranteed cash surrender values. For life insurance, other than individual traditional participating life insurance, and annuity products, expected mortality is generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product

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Notes to Consolidated Financial Statements

by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation.

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish loss reserves until a loss has occurred. However, unpaid claims and claim adjustment expenses includes estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company’s liability for future policy benefits also includes liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 9, and unearned revenues.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities.

Policyholders’ Dividends

The Company’s liability for policyholders’ dividends includes its dividends payable to policyholders and its policyholder dividend obligation associated with the participating policies included in the Closed Block that was established in connection with the Company’s demutualization. The dividends payable for participating policies included in the Closed Block are determined at the end of each year for the following year by the Board of Directors of Prudential Insurance based on its statutory results, capital position, ratings, and the emerging experience of the Closed Block. The policyholder dividend obligation represents net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block and the excess of actual cumulative earnings over the expected cumulative earnings, to be paid to Closed Block policyholders unless otherwise offset by future experience.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life and health insurance products, other than interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies, single premium structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is deferred and recognized into revenue in a constant relationship to the amount of expected future benefit payments. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method. Benefits are recorded as an expense when they are incurred.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 9. The Company also provides contracts with certain living benefits which are considered embedded derivatives.. These contracts are discussed in further detail in Note 9.

Amounts received as payment for interest-sensitive group and individual life contracts, deferred fixed annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

“Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income,” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC.

For group life, other than interest-sensitive group life contracts, and disability insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies, except for amounts associated with certain modified coinsurance contracts which are reflected in the Company’s financial statements based on the application of the deposit method of accounting. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign Currency Translation Adjustments

Assets and liabilities of foreign operations and subsidiaries reported in currencies other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in “Accumulated other comprehensive income (loss).”

Other Income

Other income principally includes asset management fees which are recognized in the period in which the services are performed. Realized and unrealized gains from investments classified as “trading” such as “Trading account assets supporting insurance liabilities” and “Other trading account assets” are also included in “Other income.”

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities or commodities. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior, used in pricing models.

Derivatives are used in a non-dealer capacity in our insurance and treasury operations to manage the characteristics of the Company’s asset/liability mix, manage the interest rate and currency characteristics of assets or liabilities and to mitigate the risk of a diminution, upon translation to U.S. dollars, of net investments in foreign operations resulting from unfavorable changes in currency exchange rates. Additionally, derivatives may be used to seek to reduce exposure to interest rate, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are also used in a derivative dealer capacity to meet the needs of clients by structuring transactions that allow clients to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities. Realized and unrealized changes in fair value of derivatives used in these dealer related operations are included in “Other income” in the periods in which the changes occur. Cash flows from such derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

Derivatives are recorded either as assets, within “Other trading account assets,” or “Other long-term investments,” or as liabilities, within “Other liabilities” in the Consolidated Statements of Financial Position, except for embedded derivatives

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

which are recorded in the Consolidated Statements of Financial Position with the associated host contract. As discussed in detail below and in Note 19, all realized and unrealized changes in fair value of non-dealer related derivatives, with the exception of the effective portion of cash flow hedges and effective hedges of net investments in foreign operations, are recorded in current earnings. Cash flows from these derivatives are reported in the operating or investing activities section in the Consolidated Statements of Cash Flows.

For non-dealer related derivatives the Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign-currency fair value or cash flow hedge (“foreign currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

When consummated, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency, hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded in either current period earnings or “Accumulated other comprehensive income (loss),” depending on whether the hedge transaction is a fair value hedge (e.g., a hedge of a recognized foreign currency asset or liability) or a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss).”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in “Accumulated other comprehensive income (loss)” pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

Income Taxes

The Company and its eligible domestic subsidiaries file a consolidated federal income tax return with Prudential Financial that includes both life insurance companies and non-life insurance companies. Subsidiaries operating outside the U.S. are taxed, and income tax expense is recorded, based on applicable foreign statutes.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

New Accounting Pronouncements

In February 2007, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” including an amendment of FASB Statement No. 115. This statement provides companies with an option to report selected financial assets and liabilities at fair value. This statement is effective for fiscal years beginning after November 15, 2007 with early adoption permitted. The Company is currently assessing the impact of SFAS No. 159 on its consolidated financial position and results of operations.

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans” an amendment of FASB Statements No. 87, 88, 106 and 132(R). This statement requires an employer on a prospective basis to recognize the overfunded or underfunded status of its defined benefit pension and postretirement plans as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through other comprehensive income. The Company adopted this requirement, along with the required disclosures, on December 31, 2006. See Note 14 for the effects of this adoption as well as the related required disclosures.

SFAS No. 158 also requires an employer on a prospective basis to measure the funded status of its plans as of its fiscal year-end. This requirement is effective for fiscal years ending after December 15, 2008. The Company is currently assessing the impact that changing from a September 30 measurement date to a December 31 measurement date will have on the Company’s consolidated financial position and results of operations.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and requires additional disclosures about fair value measurements. This statement does not require any new fair value measurements, but the application of this statement could change current practices in determining fair value. The Company plans to adopt this guidance effective January 1, 2008. The Company is currently assessing the impact of SFAS No. 157 on the Company’s consolidated financial position and results of operations.

In September 2006, the staff of the Securities and Exchange Commission (“SEC”) issued Staff Accounting Bulletin (“SAB”) No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements.” The interpretations in this SAB express the staff’s views regarding the process of quantifying financial statement

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

misstatements. Specifically, the SEC staff believes that registrants must quantify the impact on current period financial statements of correcting all misstatements, including both those occurring in the current period and the effect of reversing those that have accumulated from prior periods. This SAB should be applied beginning with the first fiscal year ending after November 15, 2006, with early adoption encouraged. Since the Company’s method for quantifying financial statement misstatements already considers those occurring in the current period and the effect of reversing those that have accumulated from prior periods, the adoption of SAB No. 108 had no effect to the financial position or results of operations of the Company.

In July 2006, the FASB issued FASB Interpretation (“FIN”) No. 48, “Accounting for Uncertainty in Income Taxes,” an interpretation of FASB Statement No. 109. This interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on a tax return. This Interpretation is effective for fiscal years beginning after December 15, 2006. The Company expects to adopt FIN No. 48 on January 1, 2007. The Company’s adoption of this guidance will not have a material effect on the Company’s consolidated financial position or results of operations.

In July 2006, the FASB issued FASB Staff Position (“FSP”) No. 13-2, “Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction” an amendment of FASB Statement No. 13. This Staff Position indicates that a change or projected change in the timing of cash flows relating to income taxes generated by a leveraged lease would require a recalculation of cumulative and prospective income recognition associated with the transaction. The FSP is effective for fiscal years beginning after December 15, 2006. The Company expects to adopt FSP No. 13-2 on January 1, 2007 and estimates the impact to be a net after-tax reduction to retained earnings of $84 million, as of January 1, 2007.

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets.” This statement requires that servicing assets or liabilities are to be initially measured at fair value, with subsequent changes in value reported based on either a fair value or amortized cost approach. Under the previous guidance, such servicing assets or liabilities were initially measured at historical cost and the amortized cost method was required for subsequent reporting. The Company expects to adopt this guidance effective January 1, 2007, and has elected to continue reporting subsequent changes in value using the amortized cost approach. The Company’s adoption of this guidance will not have a material effect on the Company’s consolidated financial position or results of operations.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Instruments.” This statement provides an election, on an instrument by instrument basis, to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, rather than measuring only the embedded derivative on a fair value basis. This statement also eliminates an exception from the requirement to bifurcate an embedded derivative feature from beneficial interests in securitized financial assets. The Company has used this exception for investments the Company has made in securitized financial assets in the normal course of operations, and thus has not previously had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests will be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption of the guidance. The Company expects to adopt this guidance effective January 1, 2007. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In November 2005, the FASB issued FSP FAS 115-1 and FAS 124-1, “The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments.” This FSP provides impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities, primarily by referencing existing accounting guidance. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company adopted this guidance effective January 1, 2006, and it did not have a material effect on the Company’s consolidated financial position or results of operations.

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants (“AICPA”) issued SOP 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts.” SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract, and is effective for internal replacements occurring in fiscal years

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Notes to Consolidated Financial Statements

beginning after December 15, 2006. The Company expects to adopt SOP 05-1 on January 1, 2007. The Company’s adoption of this guidance will not have a material effect on the Company’s consolidated financial position or results of operations.

In June 2005, the EITF of the FASB reached a consensus on Issue No. 04-5, “Investor’s Accounting for an Investment in a Limited Partnership When the Investor Is the Sole General Partner and the Limited Partners Have Certain Rights.” This Issue first presumes that general partners in a limited partnership control that partnership and should therefore consolidate that partnership, and then provides that the general partners may overcome the presumption of control if the limited partners have: (1) the substantive ability to dissolve or liquidate the limited partnership, or otherwise to remove the general partners without cause or (2) the ability to participate effectively in significant decisions that would be expected to be made in the ordinary course of the limited partnership’s business. This guidance became effective for new or amended arrangements after June 29, 2005, and became effective January 1, 2006 for all arrangements existing as of June 29, 2005 that remain unmodified. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

In June 2005, the FASB issued Statement No. 133 Implementation Issue No. B39, “Embedded Derivatives: Application of Paragraph 13(b) to Call Options That are Exercisable Only by the Debtor.” Implementation Issue No. B39 indicates that debt instruments where the right to accelerate the settlement of debt can be exercised only by the debtor do not meet the criteria of Paragraph 13(b) of Statement No. 133, and therefore should not individually lead to such options being considered embedded derivatives. Such options must still be evaluated under paragraph 13(a) of Statement No. 133. This implementation guidance is effective for the first fiscal quarter beginning after December 15, 2005. The Company’s adoption of this guidance effective January 1, 2006 did not have a material effect on the Company’s consolidated financial position or results of operations as the guidance is consistent with the Company’s existing accounting policy.

In December 2004, the FASB issued SFAS No. 123(R), “Share-Based Payment,” which replaces SFAS No. 123. SFAS No. 123(R) requires all entities to apply the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans. Under this method, compensation costs of awards to employees, such as stock options, are measured at fair value and expensed over the period during which an employee is required to provide service in exchange for the award (the vesting period). Prudential Financial had previously adopted the fair value recognition provisions of the original SFAS No. 123, prospectively for all new stock options issued to employees on or after January 1, 2003. Prudential Financial adopted SFAS No. 123(R) on January 1, 2006. On that date, there were no unvested stock options issued prior to January 1, 2003, and therefore the adoption had no impact to the Company’s consolidated financial position and results of operations with respect to the unvested employee options. See below for a discussion of the prospective recognition of compensation cost under the non-substantive vesting period approach.

Prudential Financial issues employee share-based compensation awards to employees of the Company, under a plan authorized by Prudential Financial’s Board of Directors, that are subject to specific vesting conditions; generally the awards vest ratably over a three-year period, “the nominal vesting period,” or at the date the employee retires (as defined by the plan), if earlier. For awards granted prior to January 1, 2006 that specify an employee vests in the award upon retirement, the Company accounts for those awards using the nominal vesting period approach. Under this approach, the Company records compensation expense over the nominal vesting period. If the employee retires before the end of the nominal vesting period, any remaining unrecognized compensation expense is recorded at the date of retirement.

With Prudential Financial’s adoption of SFAS No. 123(R), the Company revised its approach to the recognition of compensation costs for awards granted to retirement-eligible employees and awards that vest when an employee becomes retirement-eligible to apply the non-substantive vesting period approach to all new share-based compensation awards granted after January 1, 2006. Under this approach, all compensation cost is recognized on the date of grant for awards issued to retirement-eligible employees, or over the period from the grant date to the date retirement eligibility is achieved, if that is expected to occur during the nominal vesting period.

In May 2004, the FASB issued FSP 106-2, “Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement, and Modernization Act of 2003.” See Note 14 for details regarding the adoption of this pronouncement.

In December 2003, the FASB issued FIN No. 46(R), “Consolidation of Variable Interest Entities,” which revised the original FIN No. 46 guidance issued in January 2003. FIN No. 46(R) addresses whether certain types of entities, referred to as variable interest entities (“VIEs”), should be consolidated in a company’s financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if, as the primary beneficiary, it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns. On December 31, 2003, the Company adopted FIN No. 46(R) for all special purpose entities (“SPEs”) and for relationships with all VIEs that began on or after February 1, 2003. On March 31, 2004, the Company implemented FIN No. 46(R) for relationships with potential VIEs that are not SPEs. The transition to FIN No. 46(R) did not have a material effect on the Company’s consolidated financial position or results of operations.

In December 2003, the AcSEC of the AICPA issued SOP 03-3, “Accounting for Certain Loans or Debt Securities Acquired in a Transfer.” The AcSEC issued this SOP to address the need for interpretive guidance regarding accounting for newly acquired loans or debt securities with evidence of deterioration of credit quality since origination. The Company’s adoption of SOP 03-3 on January 1, 2005 did not have a material effect on the Company’s consolidated financial position or results of operations.

In July 2003, the AcSEC of the AICPA issued SOP 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.” The AcSEC issued this SOP to address the need for interpretive guidance in three areas: separate account presentation and valuation; the classification and valuation of certain long-duration contract liabilities; and the accounting recognition given sales inducements (bonus interest, bonus credits and persistency bonuses).

The Company adopted SOP 03-1 effective January 1, 2004. One element of this guidance addressed the accounting for liabilities related to insurance products that provide contractholders with a return based on a contractually referenced pool of investments. These products pass the economics related to the referenced pool of investments to the contractholder. Effective with the Company’s adoption of SOP 03-1, the contractholder liabilities associated with these products are required to be adjusted for changes in the fair value of the related pool of investments.

The effect of adopting SOP 03-1 was a charge of $52 million, net of $29 million of taxes, which was reported as a “Cumulative effect of accounting change, net of taxes” in the results of operations for the year ended December 31, 2004. . This charge reflects the net impact of converting large group annuity contracts and certain market value adjusted individual annuity contracts from separate account accounting treatment to general account accounting treatment, including carrying the related liabilities at accreted value, and the effect of establishing reserves for guaranteed minimum death benefit provisions of the Company’s variable annuity and variable life contracts. The Company also recognized a cumulative effect of accounting change related to unrealized investment gains within “Other comprehensive income, net of taxes” of $69 million, net of $40 million of taxes, for the year ended December 31, 2004. Upon adoption of SOP 03-1, $868 million in “Separate account assets” were reclassified resulting in an increase in “Fixed maturities, available for sale” as well as changes in other non-separate account assets. Similarly, upon adoption $868 million in “Separate account liabilities” were reclassified resulting in increases in “Policyholders’ account balances” and “Future policy benefits,” as well as changes in other non-separate account liabilities.

In June 2004, the FASB issued FSP No. 97-1, “Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability.” FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-1. The Company’s adoption of FSP 97-1 on July 1, 2004 did not change the accounting for unearned revenue liabilities and, therefore, had no impact on the Company’s consolidated financial position or results of operations. In September 2004, the AICPA SOP 03-1 Implementation Task Force issued a Technical Practice Aid (“TPA”) to clarify certain aspects of SOP 03-1. The TPA did not have a material impact on the Company’s consolidated financial position or results of operations.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

3.	DISCONTINUED OPERATIONS

Results of operations of discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

	2006	2005	2004
	(in millions)
Real estate investments sold or held for sale (1)	$97	$—	$—
Canadian IWP and IH operations (2)	(10)	(31)	11
Healthcare operations (3)	29	22	6
Income (loss) from discontinued operations before income taxes	116	(9)	17
Income tax expense (benefit)	41	(3)	(1)
Income (loss) from discontinued operations, net of taxes	$75	$(6)	$18

The Company’s Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $172 million and $101 million, respectively, at December 31, 2006, and $419 million and $269 million, respectively, at December 31, 2005.

(1)	Reflects the income or loss from discontinued real estate investments. In the third quarter of 2006, the Company recorded a $96 million gain on the sale of wholly-owned real estate property.

(2)

In the third quarter of 2006, the Company entered into a reinsurance transaction related to its Canadian Intermediate Weekly Premium (“IWP”) and Individual Health (“IH”) operations, which resulted in these operations being accounted for as discontinued operations.

(3)

The sale of the Company’s healthcare business to Aetna was completed in 1999. The loss the Company previously recorded upon the disposal of its healthcare business was reduced in each of the years ended December 31, 2006, 2005 and 2004. The reductions were primarily the result of favorable resolution of certain legal, regulatory and contractual matters.

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment. It is possible that such adjustments might be material to future results of operations of a particular quarterly or annual period.

4.	ACQUISITIONS

Acquisition of The Allstate Corporation’s Variable Annuity Business

On June 1, 2006 (the “date of acquisition”), the Company acquired the variable annuity business of The Allstate Corporation (“Allstate”) through a reinsurance transaction for $635 million of total consideration, consisting primarily of a $628 million ceding commission. The reinsurance arrangements with Allstate include a coinsurance arrangement associated with the general account liabilities assumed and a modified coinsurance arrangement associated with the separate account liabilities assumed. The assets acquired and liabilities assumed have been included in the Company’s Consolidated Financial Statements as of the date of acquisition. The Company’s results of operations include the results of the acquired variable annuity business beginning from the date of acquisition. The assets acquired included primarily cash of $1.4 billion that was subsequently used to purchase investments; VOBA of $648 million that represents the present value of future profits embedded in the acquired contracts; and $97 million of goodwill. The liabilities assumed included primarily a liability for variable annuity contractholders’ account balances of $1.5 billion associated with the coinsurance agreement. The assets acquired and liabilities assumed also included a reinsurance receivable from Allstate and a reinsurance payable to Allstate, each in the amount of $14.8 billion. The reinsurance payable, which represents the Company’s obligation under the modified coinsurance arrangement, is netted with the reinsurance receivable in the Company’s Consolidated Statement of Financial Position. Pro forma information for this acquisition is omitted as the impact is not material.

Acquisition of CIGNA Corporation’s Retirement Business

On April 1, 2004, the Company acquired the retirement business of CIGNA for $2.103 billion, including $2.083 billion of cash consideration and $20 million of transaction costs. The assets acquired and liabilities assumed and the results of operations have been included in the Company’s Consolidated Financial Statements as of that date. The acquisition of this business included the purchase by the Company of all the shares of CIGNA Life Insurance Company (“CIGNA Life”), which became an indirect

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

wholly owned subsidiary of the Company. Concurrent with the acquisition, CIGNA Life entered into reinsurance arrangements with CIGNA to effect the transfer of the retirement business included in the transaction to CIGNA Life. Subsequent to its acquisition, the Company changed the name of CIGNA Life to Prudential Retirement Insurance and Annuity Company (“PRIAC”).

The reinsurance arrangements between PRIAC and CIGNA included coinsurance-with-assumption, modified-coinsurance-with-assumption, indemnity coinsurance, and modified-coinsurance-without-assumption. PRIAC has established a trust account for the benefit of CIGNA to secure its obligations to CIGNA under the coinsurance-with-assumption and indemnity coinsurance agreements.

The coinsurance-with-assumption arrangement applied to the acquired general account defined contribution and defined benefit plan contracts. Concurrent with the acquisition, CIGNA Life assumed from CIGNA all of the insurance liabilities associated with these contracts, totaling $15.9 billion, and received from CIGNA the related investments. The Company has substantially completed the process of requesting customers to agree to substitute PRIAC for CIGNA in their respective contracts.

The modified-coinsurance-with-assumption arrangements applied to the majority of separate account contracts, and the general account defined benefit guaranteed-cost contracts acquired. Under the modified coinsurance arrangement associated with the separate account contracts, CIGNA retained the separate account and other assets as well as the related separate account and other liabilities until the agreed upon dates of asset transfer but, beginning on the date of acquisition, ceded all of the net profits or losses and related net cash flows associated with the contracts to PRIAC. At the date of acquisition, the statement of financial position for PRIAC included a reinsurance receivable of $32.4 billion and reinsurance payable of $32.4 billion established under these modified coinsurance arrangements and reflected in “Reinsurance recoverables” and “Reinsurance payables,” respectively. As of December 31, 2005, PRIAC received from CIGNA the separate account assets and concurrently assumed the associated separate account liabilities, which are primarily included in “Separate account assets” and “Separate account liabilities,” respectively, in the Company’s Consolidated Statement of Financial Position. The Company has substantially completed the process of requesting customers to agree to substitute PRIAC for CIGNA in their respective contracts.

The modified-coinsurance-with-assumption arrangement associated with the general account defined benefit guaranteed-cost contracts was similar to the arrangement associated with the separate account contracts; however, beginning two years after the acquisition, the Company had the right to commute this modified coinsurance arrangement in exchange for cash consideration from CIGNA, at which time PRIAC would no longer have a related liability or recoverable and the defined benefit guaranteed cost contracts would remain with CIGNA. At the date of acquisition, the statement of financial position for PRIAC included a reinsurance receivable of $1.8 billion and a reinsurance payable of $1.8 billion under the modified coinsurance arrangement, which were reflected in “Reinsurance recoverables” and “Reinsurance payables,” respectively. The net profits earned by PRIAC during the two-year period that the modified coinsurance arrangement was in effect are included in “Asset management fees and other income.” Effective April 1, 2006, the Company reached an agreement with CIGNA to convert the modified-coinsurance-with-assumption arrangement to an indemnity coinsurance arrangement, effectively retaining the economics of the defined benefit guaranteed-cost contracts for the life of the block of business. Upon conversion, the Company extinguished its reinsurance receivable and reinsurance payable with CIGNA related to the modified-coinsurance-with-assumption arrangement. Concurrently, the Company assumed $1.7 billion of liabilities from CIGNA under the indemnity coinsurance arrangement and received the related assets.

The modified-coinsurance-without-assumption arrangement applies to the remaining separate account contracts acquired and is similar to the modified coinsurance arrangement associated with the separate account contracts described above; however, CIGNA will retain the separate account and other assets and the related liabilities while ceding the net profits or losses and the associated net cash flows to PRIAC for the remaining lives of the contracts. At the date of acquisition, PRIAC established a reinsurance receivable of $1.0 billion and a reinsurance payable of $1.0 billion for this modified coinsurance arrangement, which are reflected in “Reinsurance recoverables” and “Reinsurance payables,” respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The following table presents an allocation of the purchase price to assets acquired and liabilities assumed at April 1, 2004:

(in millions)
Total invested assets at fair value (1)	$16,927
Cash and cash equivalents	44
Accrued investment income	180
Valuation of business acquired (“VOBA”)	343
Goodwill	424
Deferred tax asset	230
Reinsurance recoverable(2)	35,184
Other assets	172
Separate account assets	25
Total assets acquired	53,529
Future policy benefits – assumed	(9)
Policyholders’ account balances – assumed	(15,865)
Reinsurance payable (2)	(35,184)
Other liabilities	(343)
Separate account liabilities	(25)
Total liabilities assumed	(51,426)
Net assets acquired	$2,103

(1)	Total invested assets include $11.1 billion of “Trading account assets supporting insurance liabilities,” which is primarily comprised of fixed maturities.
(2)

The reinsurance recoverable and reinsurance payable amounts represent amounts receivable and payable under the modified coinsurance arrangements described above and have not been adjusted to reflect the Company’s subsequent receipt of the separate accounts and the retention of the defined benefit guaranteed-cost contracts.

Goodwill is the excess of the cost of an acquired entity over the net amounts assigned to assets acquired and liabilities assumed. Goodwill resulting from the acquisition of CIGNA’s retirement business amounted to $424 million. For tax purposes, the transaction was accounted for as a purchase of assets and did not result in the recognition of any non-deductible assets. In accordance with U.S. GAAP, goodwill will not be amortized but rather will be tested at least annually for impairment.

Pro forma information for the year ended December 31, 2004 is not material and has therefore been omitted.

5.	INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) at December 31:

	2006
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$6,359	$503	$43	$6,819
Obligations of U.S. states and their political subdivisions	704	51	1	754
Foreign government bonds	2,291	352	3	2,640
Corporate securities	98,381	3,134	672	100,843
Mortgage-backed securities	8,742	71	41	8,772

Total fixed maturities, available for sale	$116,477	$4,111	$760	$119,828

Equity securities, available for sale	$4,560	$937	$86	$5,411

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	2005
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$6,125	$721	$4	$6,842
Obligations of U.S. states and their political subdivisions	1,801	266	4	2,063
Foreign government bonds	2,768	464	5	3,227
Corporate securities	90,042	3,949	651	93,340
Mortgage-backed securities	9,371	61	79	9,353

Total fixed maturities, available for sale	$110,107	$5,461	$743	$114,825

Equity securities, available for sale	$4,277	$681	$162	$4,796

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2006, is as follows:

	Available for Sale
	Amortized Cost	Fair Value
	(in millions)
Due in one year or less	$5,115	$5,141
Due after one year through five years	24,712	25,109
Due after five years through ten years	28,342	29,154
Due after ten years	49,566	51,652
Mortgage-backed securities	8,742	8,772

Total	$116,477	$119,828

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations.

The following table depicts the sources of fixed maturity proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2006	2005	2004
	(in millions)
Fixed maturities, available for sale:
Proceeds from sales	$73,457	$66,368	$50,519
Proceeds from maturities/repayments	10,162	5,429	11,814
Gross investment gains from sales, prepayments and maturities	701	827	859
Gross investment losses from sales and maturities	(659)	(310)	(263)

Fixed maturity and equity security impairments:
Writedowns for impairments of fixed maturities	$(52)	$(44)	$(105)
Writedowns for impairments of equity securities	(25)	(11)	(11)

Trading Account Assets Supporting Insurance Liabilities

The following table sets forth the composition of “Trading account assets supporting insurance liabilities” at December 31:

	2006		2005
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)		(in millions)
Short-term investments and cash equivalents	$299	$299	$317	$317

Fixed maturities:
U.S. government corporations and agencies and obligations of U.S. states	122	122	163	163
Foreign government bonds	50	49	75	73
Corporate securities	10,617	10,425	9,814	9,579
Mortgage-backed securities	1,933	1,905	2,300	2,255
Total fixed maturities	12,722	12,501	12,352	12,070

Equity securities	351	314	407	373

Total trading account assets supporting insurance liabilities	$13,372	$13,114	$13,076	$12,760

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net change in unrealized gains (losses) from trading account assets supporting insurance liabilities still held at period end, recorded within “Other income” were $58 million, $(204) million and $(112) million during the years ended December 31, 2006, 2005 and 2004 respectively.

Commercial Loans

The Company’s commercial loans are comprised as follows at December 31:

	2006		2005
	Amount (in millions)	% of Total	Amount (in millions)	% of Total
Collateralized loans by property type
Office buildings	$4,541	20.1%	$4,363	20.9%
Retail stores	3,185	14.1%	2,892	13.9%
Residential properties	18	0.1%	23	0.1%
Apartment complexes	4,540	20.2%	4,673	22.4%
Industrial buildings	5,384	23.9%	5,157	24.7%
Agricultural properties	1,944	8.6%	1,727	8.3%
Other	2,930	13.0%	2,020	9.7%

Total collateralized loans	22,542	100.0%	20,855	100.0%

Valuation allowance	(97)		(94)

Total net collateralized loans	$22,445		$20,761

The commercial loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California 25% and New York 9% at December 31, 2006.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is as follows:

	2006	2005	2004
	(in millions)
Allowance for losses, beginning of year	$94	$130	$132
Release of allowance for losses	5	(7)	—
Charge-offs, net of recoveries	(2)	(29)	(2)

Allowance for losses, end of year	$97	$94	$130
	—

Non-performing commercial loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

	2006	2005
	(in millions)
Non-performing commercial loans with allowance for losses	$7	$25
Non-performing commercial loans with no allowance for losses	7	13
Allowance for losses, end of year	—	(2)

Net carrying value of non-performing commercial loans	$14	$36

Non-performing commercial loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $19 million, $131 million and $197 million for 2006, 2005 and 2004, respectively. Net investment income recognized on these loans totaled $3 million, $4 million and $17 million for the years ended December 31, 2006, 2005 and 2004, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Other Long-term Investments

“Other long-term investments” are comprised as follows at December 31:

	2006	2005
	(in millions)
Joint ventures and limited partnerships:
Real estate related	$497	$472
Non real estate related	1,142	867
Total joint ventures and limited partnerships	1,639	1,339

Real estate held through direct ownership	92	194
Other	949	813

Total other long-term investments	$2,680	$2,346

Equity Method Investments

Summarized combined financial information for significant joint ventures and limited partnership interests accounted for under the equity method, including the Company’s investments in operating joint ventures, is as follows:

		At December 31,
		2006	2005
		(in millions)
STATEMENTS OF FINANCIAL POSITION
Investments in real estate		$2,469	$983
Investments in securities		20,093	5,489
Cash and cash equivalents		431	178
Receivables		501	12
Property and equipment		169	60
Other assets(1)		140	6,825

Total assets		$23,803	$13,547

Borrowed funds-third party		$193	$64
Borrowed funds-Prudential Insurance		13	—
Payables		773	74
Other liabilities(2)		459	10,111

Total liabilities		1,438	10,249
Partners’ capital		22,365	3,298

Total liabilities and partners’ capital		$23,803	$13,547

Equity in partners’ capital included above		$1,256	$849
Equity in limited partnership interests not included above		383	490

Carrying value		$1,639	$1,339

(1) Other assets consist of goodwill, intangible assets and other miscellaneous assets.
(2) Other liabilities consist of securities repurchase agreements and other miscellaneous liabilities.

2006		2005	2004
(in millions)
STATEMENTS OF OPERATIONS
Income from real estate investments	$10	$192	$142
Income from securities investments	352	410	456
Income from other	55	17	—
Interest expense-third party	(13)	(8)	(19)
Depreciation	(16)	(9)	(16)
Management fees/salary expenses	(98)	(17)	(19)
Other expenses	(77)	(221)	(252)

Net earnings	$213	$364	$292

Equity in net earnings included above	55	121	98
Equity in net earnings of limited partnership interests not included above	81	123	142

Total equity in net earnings	$136	$244	$240

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2006	2005	2004
	(in millions)
Fixed maturities, available for sale	$7,054	$6,461	$5,887
Equity securities, available for sale	200	175	137
Trading account assets	640	564	352
Commercial loans	1,432	1,449	1,376
Policy loans	437	422	426
Short-term investments and cash equivalents	440	271	138
Other investment income	247	296	376

Gross investment income	10,450	9,638	8,692
Less investment expenses	(1,070)	(763)	(494)

Net investment income	$9,380	$8,875	$8,198

Carrying value for non-income producing assets included in fixed maturities and commercial loans totaled $18 million and $3 million, respectively. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2006.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2006	2005	2004
	(in millions)
Fixed maturities	$(10)	$473	$491
Equity securities	198	272	389
Commercial loans	(18)	(13)	(13)
Investment real estate	2	—	47
Joint ventures and limited partnerships	118	(5)	64
Derivatives	(38)	71	(9)
Other	33	(1)	(5)

Realized investment gains (losses), net	$285	$797	$964

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as “available for sale” and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss).” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the years ended December 31, are as follows:

	Net Unrealized Gains (Losses) On Investments(1)	Deferred Policy Acquisition Costs	Future Policy Benefits	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2003	$7,711	$(406)	$(1,305)	$(2,443)	$(1,275)	$2,282
Net investment gains (losses) on investments arising during the period	805	—	—	—	(198)	607
Reclassification adjustment for (gains) losses included in net income	(851)	—	—	—	298	(553)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	88	—	—	(34)	54
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	(506)	—	164	(342)
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	(698)	220	(478)
Sale of fixed maturities to an affiliate	(7)	—	—	—	3	(4)
Cumulative effect of accounting change	130	(21)	—	—	(40)	69

Balance, December 31, 2004	7,788	(339)	(1,811)	(3,141)	(862)	1,635
Net investment gains (losses) on investments arising during the period	(1,863)	—	—	—	642	(1,221)
Reclassification adjustment for (gains) losses included in net income	(774)	—	—	—	267	(507)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	176	—	—	(62)	114
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	157	—	(55)	102
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	839	(294)	545
Purchase of fixed maturities from an affiliate	1	—	—	—	—	1

Balance, December 31, 2005	5,152	(163)	(1,654)	(2,302)	(364)	669
Net investment gains (losses) on investments arising during the period	(870)	—	—	—	313	(557)
Reclassification adjustment for (gains) losses included in net income	(218)	—	—	—	79	(139)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	32	—	—	(11)	21
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	311	—	(109)	202
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	437	(153)	284

Balance, December 31, 2006	$4,064	$(131)	$(1,343)	$(1,865)	$(245)	$480

(1) Includes cash flow hedges. See Note 19 for information on cash flow hedges.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The table below presents unrealized gains (losses) on investments by asset class at December 31:

	2006	2005	2004
	(in millions)
Fixed maturities	$3,351	$4,718	$7,286
Equity securities	851	519	666
Derivatives designated as cash flow hedges(1)	(153)	(77)	(165)
Other investments	15	(8)	1

Net unrealized gains on investments	$4,064	$5,152	$7,788
(1) See Note 19 for more information on cash flow hedges.

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, at December 31:

			2006
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$2,576	$37	$202	$6	$2,778	$43
Obligations of U.S. states and their political subdivisions	5	—	249	1	254	1
Foreign government bonds	789	2	28	1	817	3
Corporate securities	17,569	208	13,510	465	31,079	673
Mortgage-backed securities	1,236	7	1,318	33	2,554	40

Total	$22,175	$254	$15,307	$506	$37,482	$760

			2005
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$738	$4	$29	$1	$767	$5
Obligations of U.S. states and their political subdivisions	89	2	305	1	394	3
Foreign government bonds	806	4	39	1	845	5
Corporate securities	27,551	516	4,237	134	31,788	650
Mortgage-backed securities	4,088	60	641	20	4,729	80

Total	$33,272	$586	$5,251	$157	$38,523	$743

The gross unrealized losses at December 31, 2006 and 2005 are comprised of $639 million and $593 million related to investment grade securities and $121 million and $150 million related to below investment grade securities, respectively. At December 31, 2006, $7 million of the gross unrealized losses represented declines in value of greater than 20%, all of which had been in that position for less than six months, as compared to $13 million at December 31, 2005 that represented declines in value of greater than 20%, substantially all of which had been in that position for less than six months. At December 31, 2006, the $506 million of gross unrealized losses of twelve months or more were concentrated in the manufacturing, public utilities and services sectors. At December 31, 2005, the $157 million of gross unrealized losses of twelve months or more were concentrated in the manufacturing, finance and mortgage-backed securities sectors. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2006 or 2005.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Duration of Gross Unrealized Loss Positions for Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, at December 31:

			2006
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Equity securities, available for sale	$1,358	$78	$117	$8	$1,475	$86
			2005
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Equity securities, available for sale	$1,775	$139	$160	$23	$1,935	$162

At December 31, 2006, $8 million of the gross unrealized losses represented declines of greater than 20%, substantially all of which had been in that position for less than six months. At December 31, 2005, $17 million of the gross unrealized losses represented declines of greater than 20%, substantially all of which had been in that position for less than six months. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2006 or 2005.

Duration of Gross Unrealized Loss Positions for Cost Method Investments

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual cost method investments have been in a continuous unrealized loss position, at December 31:

			2006
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Cost Method Investments	$43	$3	$6	$—	$49	$3

			2005
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Cost Method Investments	$40	$4	$13	$2	$53	$6

The aggregate cost of the Company’s cost method investments included in “Other long-term investments” totaled $214 million and $140 million at December 31, 2006 and 2005, respectively. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2006 or 2005.

Variable Interest Entities

In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be variable interest entities (“VIEs”), in accordance with FIN No. 46(R), “Consolidation of Variable Interest Entities.” A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

expected residual returns, the Company would be deemed to be the VIE’s “primary beneficiary” and would be required to consolidate the VIE.

Consolidated Variable Interest Entities

The Company is the primary beneficiary of certain VIEs in which the Company has invested, as part of its investment activities, but over which the Company does not exercise control. The table below reflects the carrying amount and balance sheet caption in which the assets of these consolidated VIEs are reported. The liabilities of consolidated VIEs are included in “Other liabilities” and are also reflected in the table below. These liabilities primarily comprise obligations under debt instruments issued by the VIEs, that are non-recourse to the Company. The creditors of each consolidated VIE have recourse only to the assets of that VIE.

	At December 31,
	2006	2005
	(in millions)
Other long-term investments	$61	$62
Cash and cash equivalents	4	3
Other assets	4	33
Total assets of consolidated VIEs	$69	$98

Total liabilities of consolidated VIEs	$43	$75

In addition, the Company has created a trust that is a VIE, to facilitate Prudential Insurance’s Funding Agreement Notes Issuance Program (“FANIP”). The trust issues medium-term notes secured by funding agreements issued to the trust by Prudential Insurance with the proceeds of such notes. The Company is the primary beneficiary of the trust, which is therefore consolidated. The funding agreements represent an intercompany transaction that is eliminated upon consolidation. However, in recognition of the security interest in such funding agreements, the trust’s medium-term note liability of $6,537 million and $4,172 million at December 31, 2006 and 2005, respectively, is classified on the Consolidated Statements of Financial Position within “Policyholders’ account balances.” See Note 8 for more information on FANIP.

Significant Variable Interests in Unconsolidated Variable Interest Entities

In the normal course of its activities, the Company will invest in structured investments, some of which are VIEs. These structured investments typically invest in fixed income investments and are managed by third parties. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment.

Included among these structured investments are fixed maturity securities issued by certain VIEs that manage portfolios of fixed maturity investments. In addition to a stated coupon, each investment provides a return based on the VIE’s portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives that are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio. The Company’s variable interest in each of these VIEs represents less than 50% of the only class of variable interests issued by the VIE. The Company’s maximum exposure to loss from these interests was $993 million and $996 million at December 31, 2006 and 2005, respectively, and is reflected in “Fixed maturities, available for sale.”

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2006	2005
	(in millions)
Fixed maturities available for sale	$17,479	$17,067
Trading account assets supporting insurance liabilities	374	439
Other trading account assets	803	853
Separate account assets	4,657	3,482

Total securities pledged	$23,313	$21,841

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts and securities purchased under agreements to resell. The fair value of this collateral was approximately $474 million and $505 million at December 31, 2006 and 2005, respectively, of which $232 million in 2006 and $177 million in 2005 had either been sold or repledged.

Assets of $43 million and $238 million at December 31, 2006 and 2005, respectively, were on deposit with governmental authorities or trustees. Additionally, assets carried at $697 million and $706 million at December 31, 2006 and 2005, respectively, were held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits.

6.	DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2006	2005	2004
	(in millions)
Balance, beginning of year	$5,462	$5,035	$4,933
Capitalization of commissions, sales and issue expenses	854	733	489
Amortization	(218)	(597)	(479)
Change in unrealized investment gains and losses	32	176	88
Other (1)	—	115	4

Balance, end of year	$6,130	$5,462	$5,035

(1) 2005 amount reflects reclassification of DAC balance previously netted against reinsurance payables.

7.	VALUATION OF BUSINESS ACQUIRED, GOODWILL AND OTHER INTANGIBLES

Valuation of Business Acquired

The balance of and changes in VOBA as of and for the years ended December 31, are as follows:

	2006	2005	2004
	(in millions)
Balance, beginning of year	$302	$327	$—
Acquisitions	647	—	343
Amortization (1)	(95)	(70)	(41)
Interest (2)	44	45	25

Balance, end of year	$898	$302	$327

(1)

The weighted average remaining expected life of VOBA varies by product. The weighted average remaining expected lives were approximately 5 and 19 years for the VOBA related to the insurance transactions associated with Allstate and CIGNA, respectively. The VOBA balances at December 31, 2006 were $602 million and $296 million related to Allstate and CIGNA, respectively.

(2)	The interest accrual rates vary by product. The interest rates were 5.80% and 8.0% for the VOBA related to Allstate and CIGNA, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The following table provides estimated future amortization, net of interest, for the periods indicated.

VOBA Amortization
(in millions)
2007	$98
2008	85
2009	72
2010	63
2011	54
2012 and thereafter	526

Total	$898

Goodwill

The changes in the book value of goodwill are as follows:

	2006	2005
	(in millions)
Balance, beginning of year	$525	$529
Acquisitions	97	—
Other (1)	(3)	(4)

Balance, end of year	$619	$525

(1)	Other represents foreign currency translation and purchase price adjustments.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. There were no impairments recorded in 2006 or 2005.

Other Intangibles

At December 31, 2006, the gross carrying amount and accumulated amortization for the Company’s other intangibles amounted to $50 million and $13 million, respectively, and at December 31, 2005, $15 million and $9 million, respectively. Other intangibles consist primarily of customer relationships, technology and leasehold improvements associated with the acquisitions of Allstate and CIGNA. Amortization expense for other intangibles was $5 million, $4 million and $5 million for the years ended December 31, 2006, 2005 and 2004, respectively. Amortization expense for the other intangibles currently owned by the Company is expected to be approximately $5 million in 2007 and $4 million in 2008, 2009, 2010 and 2011.

8.	POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

	2006	2005
	(in millions)
Life insurance	$54,143	$53,218
Individual and group annuities and supplementary contracts	15,384	14,183
Other contract liabilities	2,567	2,302

Subtotal future policy benefits excluding unpaid claims and claim adjustment expenses	72,094	69,703

Unpaid claims and claim adjustment expenses	1,970	1,902

Total future policy benefits	$74,064	$71,605

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Individual and group annuities and supplementary contracts liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned revenue and certain other reserves for group and individual life and health products.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5%. Participating insurance represented 20% and 23% of domestic individual life insurance in force at December 31, 2006 and 2005, respectively, and 89%, 90% and 91% of domestic individual life insurance premiums for 2006, 2005 and 2004, respectively.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates used for the aggregate reserves range from 0% to 8.3%; less than 1% of reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities and supplementary contracts are equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the aggregate reserves range from 1.1% to 14.8%; less than 2% of reserves are based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience (except for certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves). The interest rates used in the determination of the present values range from 0% to 6.4%.

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long-duration traditional and non-participating annuities; structured settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $2,658 million and $3,034 million are included in “Future policy benefits” with respect to these deficiencies at December 31, 2006 and 2005, respectively.

The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 9.

The unpaid claims and claim adjustment expenses include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company’s experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statements of Operations periodically as the estimates are revised. Accident and health unpaid claims liabilities are discounted using interest rates ranging from 0% to 6.0%.

Policyholders’ Account Balances

Policyholders’ account balances at December 31, are as follows:

	2006	2005
	(in millions)
Individual annuities	$8,166	$7,346
Group annuities	18,220	17,935
Guaranteed investment contracts and guaranteed interest accounts	12,768	13,802
Funding agreements	8,784	5,610
Interest-sensitive life contracts	5,581	4,964
Dividend accumulations and other	12,200	11,791

Policyholders’ account balances	$65,719	$61,448

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Included in “Funding agreements” at December 31, 2006 and 2005, are $6,537 million and $4,172 million, respectively, of medium-term notes of consolidated variable interest entities secured by funding agreements purchased from the Company with the proceeds of such notes. The interest rates associated with such notes range from 3.9% to 5.7%. Also

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

included in funding agreements at December 31, 2006, are $1,880 million of affiliated funding agreements with Prudential Financial in support of a retail note issuance program to financial wholesalers. Interest crediting rates range from 0% to 8.0% for interest-sensitive life contracts and from 0% to 13.4% for contracts other than interest-sensitive life. Less than 2% of policyholders’ account balances have interest crediting rates in excess of 8%.

9.	CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods..

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options, similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2006, 2005 and 2004 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2006 and 2005, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2006		December 31, 2005
	In the Event of Death	At Annuitization/ Accumulation(1)	In the Event of Death	At Annuitization/ Accumulation(1)
Variable Annuity Contracts	(dollars in millions)

Return of net deposits
Account value	$7,104	$57	$2,708	N/A
Net amount at risk	$3	$5	$4	N/A
Average attained age of contractholders	62 years	64 years	62 years	N/A

Minimum return or contract value
Account value	$25,984	$11,537	$12,140	$3,248
Net amount at risk	$2,026	$730	$1,207	$1
Average attained age of contractholders	64 years	59 years	64 years	59 years
Average period remaining until earliest expected annuitization	N/A	5 years	N/A	6 years

(1) Includes income and withdrawal benefits as described herein. Net amount at risk as of December 31, 2006 includes $733 million relating to GMIB and GMAB balances acquired from Allstate during 2006.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value
Market value adjusted annuities
Account value	$562	$566	$295	$299

	December 31, 2006	December 31, 2005
	In the Event of Death
Variable Life, Variable Universal Life and Universal Life Contracts	(dollars in millions)
No lapse guarantees
Separate account value	$2,070	$1,869
General account value	$782	$594
Net amount at risk	$41,160	$39,173
Average attained age of contractholders	47 years	45 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2006	December 31, 2005
	(in millions)
Equity funds	$21,073	$10,278
Bond funds	2,758	809
Balanced funds	3,998	699
Money market funds	994	272
Other	817	140
Total	$29,640	$12,198

In addition to the amounts invested in separate account investment options above, $3,448 million at December 31, 2006 and $2,650 million at December 31, 2005 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities either written directly by the Company or assumed by the Company via reinsurance for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum withdrawal benefits (“GMWB”), guaranteed minimum income and withdrawal benefits (“GMIWB”) and guaranteed minimum accumulation benefits (“GMAB”) features are considered to be derivatives under SFAS No. 133, and changes in the fair value of the derivative are recognized through “Realized investment gains (losses), net.” The liabilities for GMWB, GMIWB and GMAB are included in “Future policy benefits.” In 2006, the Company, effective with the Allstate acquisition, began assuming the rights and obligations of Allstate’s GMWB and GMAB features with certain variable annuity products. The Company also assumes risk for the GMWB feature, retroactive to October 2003, via an automatic coinsurance agreement executed in 2004 with the American Skandia Life Assurance Corporation (“ASLAC”), an affiliated company. In 2005, the Company began offering the GMIWB feature with certain variable annuity products. The majority of the risk related to this feature offered by the Company has been ceded, via automatic coinsurance agreements with Pruco Re Ltd. of Bermuda, an affiliated company. In addition, the Company also assumes the risk for the GMIWB feature via an automatic coinsurance agreement with ASLAC, for certain contracts written by that company.

	GMDB	GMIB	GMWB/ GMIWB/ GMAB
	(in millions)
Balance at January 1, 2004	$47	$2	$—
Incurred guarantee benefits (1)	22	5	—
Paid guarantee benefits and other	(23)	—	—
Balance at December 31, 2004	46	7	—
Incurred guarantee benefits (1)	25	5	—
Paid guarantee benefits and other	(17)	—	—
Balance at December 31, 2005	54	12	—
Acquisition	—	—	2
Incurred guarantee benefits (1)	34	12	(11)
Paid guarantee benefits and other	(16)	—	—
Balance at December 31, 2006	$72	$24	$(9)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

(1)

Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates effecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue, (or, in the case of acquired Allstate contracts, at the acquisition date), the present value of expected death benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with a related charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The present value of death benefits in excess of the projected account balance and the present value of total expected assessments for GMDB’s were determined over a reasonable range of stochastically generated scenarios. For variable annuities and variable universal life, 5,000 scenarios were stochastically generated and, from these, 200 scenarios were selected using a sampling technique. For variable life, various scenarios covering a reasonable range were weighted based on a statistical lognormal model. For universal life, 1,000 scenarios were stochastically generated and selected.

The GMAB feature guarantees a maturity value. The rider allows the policyholder to select a maturity period ranging from 8 to 20 years. For longer maturity periods, policyholders are given a stronger accumulation benefit. Two options are provided; each has a different asset allocation requirement. Guaranteed maturity values range from 100% to 250% of the initial premium. The guaranteed amount is determined based on the maturity period and which of the two asset allocation models are selected.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative premiums when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater.

The GMIWB features predominantly present a benefit that provides a contractholder two optional methods to receive guaranteed minimum payments over time- a “withdrawal” option or an “income” option. The withdrawal option guarantees that, upon the election of such benefit, a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of: (1) the account value on the date of first withdrawal; (2) cumulative premiums when withdrawals commence, less cumulative withdrawals plus a minimum return; or (3) the highest contract value on a specified date minus any withdrawals. The income option guarantees that a contract holder can, upon the election of this benefit, withdraw a lesser amount based on the total guaranteed balance each year for the annuitant’s life. The withdrawal or income benefit can be elected by the contract holder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Other assets.” The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit, (2) additional interest credits after a certain number of years a contract is held and (3) enhanced interest crediting rates that are higher than the normal general account interest rate credited in certain product lines. Changes in deferred sales inducements are as follows:

Sales Inducements
(in millions)
Balance at January 1, 2004	$86
Capitalization	48
Amortization	(14)
Balance at December 31, 2004	120
Capitalization	52
Amortization	(18)
Balance at December 31, 2005	154
Capitalization	65
Amortization	(16)
Balance at December 31, 2006	$203

10.	CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the U.S. The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. The Closed Block forms the principal component of the Closed Block Business.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The excess of Closed Block Liabilities over Closed Block Assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in “Accumulated other comprehensive income (loss)”) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company recognized a policyholder dividend obligation of $483 million and $326 million at December 31, 2006 and 2005, respectively, to Closed Block policyholders for the excess of actual cumulative earnings over the expected cumulative earnings. Additionally, net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block were reflected as a policyholder dividend obligation of $1.865 billion and $2.302 billion at December 31, 2006 and 2005, respectively, to be paid to Closed Block policyholders unless otherwise offset by future experience, with an offsetting amount reported in “Accumulated other comprehensive income (loss).”

On December 14, 2004, Prudential Insurance’s Board of Directors acted to reduce dividends, effective January 1, 2005 on Closed Block policies to reflect changes in the economic environment, primarily the persistent low levels of fixed income interest rates experienced in recent years, as well as poor equity returns. These actions resulted in a $91 million reduction of the liability for policyholder dividends recognized in the year ended December 31, 2004. There was no change to the dividend scale for 2006 or 2007.

Closed Block Liabilities and Assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

	2006	2005
	(in millions)
Closed Block Liabilities
Future policy benefits	$50,705	$50,112
Policyholders’ dividends payable	1,108	1,089
Policyholder dividend obligation	2,348	2,628
Policyholders’ account balances	5,562	5,568
Other Closed Block liabilities	10,800	9,676

Total Closed Block Liabilities	70,523	69,073

Closed Block Assets
Fixed maturities, available for sale, at fair value	46,707	45,403
Equity securities, available for sale, at fair value	3,684	3,128
Commercial loans	6,794	6,750
Policy loans	5,415	5,403
Other long-term investments	922	923
Short-term investments	1,765	1,340
Total investments	65,287	62,947
Cash and cash equivalents	1,275	2,167
Accrued investment income	662	658
Other Closed Block assets	277	286

Total Closed Block Assets	67,501	66,058

Excess of reported Closed Block Liabilities over Closed Block Assets	3,022	3,015
Portion of above representing accumulated other comprehensive income:
Net unrealized investment gains	1,844	2,402
Allocated to policyholder dividend obligation	(1,865)	(2,302)

Future earnings to be recognized from Closed Block Assets and Closed Block Liabilities	$3,001	$3,115

Information regarding the policyholder dividend obligation is as follows:

	2006	2005
	(in millions)
Balance, January 1	$2,628	$3,141
Impact on income before gains allocable to policyholder dividend obligation	157	326
Change in unrealized investment gains	(437)	(839)
Balance, December 31	$2,348	$2,628

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Closed Block revenues and benefits and expenses for the years ended December 31, 2006, 2005 and 2004 were as follows:

	2006	2005	2004
	(in millions)
Revenues
Premiums	$3,599	$3,619	$3,776
Net investment income	3,401	3,447	3,392
Realized investment gains (losses), net	490	624	709
Other income	50	50	59

Total Closed Block revenues	7,540	7,740	7,936

Benefits and Expenses
Policyholders’ benefits	3,967	3,993	4,056
Interest credited to policyholders’ account balances	139	137	137
Dividends to policyholders	2,518	2,653	2,364
General and administrative expenses	725	717	710

Total Closed Block benefits and expenses	7,349	7,500	7,267

Closed Block revenues, net of Closed Block benefits and expenses, before income taxes	191	240	669

Income tax expense	77	35	19

Closed Block revenues, net of Closed Block benefits and expenses and income taxes	$114	$205	$650

11.	REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. On June 1, 2006, the Company acquired the variable annuity business of Allstate through a reinsurance transaction. The reinsurance arrangements with Allstate include a coinsurance arrangement and a modified coinsurance arrangement which are more fully described in Note 4. The acquisition of the retirement business of CIGNA on April 1, 2004, required the Company through its wholly owned subsidiary, PRIAC, to enter into certain reinsurance arrangements with CIGNA to effect the transfer of the retirement business included in the transaction. These reinsurance arrangements are more fully described in Note 4.

Life and disability reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, per person excess and coinsurance. In addition, the Company entered into reinsurance agreements covering 90% of the Closed Block policies, including 17% with an affiliate. The Company accounts for these modified coinsurance arrangements under the deposit method of accounting. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short-and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The Company also participates in reinsurance of Liabilities for Guaranteed Benefits, which are more fully disclosed in Note 9.

The Company participates in reinsurance transactions with the following subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Pramerica Life S.p.A., Prudential Seguros, S.A., Pramerica Zycie Towarzystwo Ubezpieczen i Reasekuracji S.A., Prudential Holdings of Japan, Inc., Pruco Reinsurance Ltd., American Skandia Life Assurance Corporation and Prudential Seguros Mexico, S.A.

The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

	2006	2005	2004
	(in millions)
Direct premiums	$9,204	$8,675	$8,042
Reinsurance assumed	732	660	394
Reinsurance ceded	(1,456)	(1,206)	(1,076)

Premiums	$8,480	$8,129	$7,360

Policyholders’ benefits ceded	$(1,373)	$(1,135)	$(952)

“Premiums” includes affiliated reinsurance assumed of $674 million, $586 million and $317 million and affiliated reinsurance ceded of $(177) million, $(164) million and $(246) million for the years ended December 31, 2006, 2005 and 2004, respectively. “Other income” includes affiliated reinsurance assumed of $54 million, $(6) million and $9 million for the years ended December 31, 2006, 2005 and 2004, respectively.

Affiliated policyholders’ benefits assumed were $81 million, $70 million and $73 million for the years ended December 31, 2006, 2005 and 2004, respectively. Affiliated policyholders’ benefits ceded were $(61) million, $(48) million and $(66) million for the years ended December 31, 2006, 2005, and 2004, respectively. Changes in reserves due to affiliated reinsurance for the years ended December 31, 2006, 2005 and 2004, were $400 million, $325 million and $29 million, respectively.

“General and administrative expenses” include affiliated assumed expenses of $74 million, $69 million and $110 million for the years ended December 31, 2006, 2005 and 2004, respectively.

Reinsurance recoverables at December 31, are as follows:

	2006	2005
	(in millions)
Individual and group annuities (1)	$1,276	$2,913
Life insurance	1,163	1,039
Other reinsurance	139	135

Total reinsurance recoverable	$2,578	$4,087

(1)

Primarily represents reinsurance recoverables established under the reinsurance arrangements associated with the acquisition of the retirement business of CIGNA. The Company has recorded related reinsurance payables of $1,282 million and $2,910 million at December 31, 2006 and 2005, respectively.

“Reinsurance recoverables” includes affiliated receivables of $710 million and $626 million at December 31, 2006 and 2005, respectively. Excluding both the reinsurance recoverable associated with the acquisition of the retirement business of CIGNA and affiliated reinsurance recoverables, three major reinsurance companies account for approximately 64% of the reinsurance recoverable at December 31, 2006. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

“Reinsurance payables” includes affiliated payables of $1,075 million and $671 million at December 31, 2006 and 2005, respectively.

Additionally, “Due from parent and affiliates” includes $66 million and $61 million of affiliated receivables at December 31, 2006 and 2005, respectively and “Due to parent and affiliates” includes $1,821 million and $505 million of affiliated payables at December 31, 2006 and 2005, respectively, for an affiliated reinsurance agreement accounted for under the deposit method of accounting.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

12.	SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

Description	2006	2005
	(in millions)
Commercial paper	$7,254	$6,797
Notes payable (1)	599	88
Current portion of long-term debt	253	63

Total short-term debt	$8,106	$6,948

(1)

Notes payable includes notes due to related parties of $555 million at December 31, 2006. Of these notes, $450 million matured on January 4, 2007 and bore an interest rate of 5.2%. The remaining notes are floating rate notes of $65 million and $40 million, maturing March 31, 2007 and December 19, 2007, respectively. Payments on these loans are based on the performance of certain separate accounts held by a subsidiary of the Company, resulting in effective interest rates on these loans to range from 7.5% to 26.0% in 2006.

The weighted average interest rate on outstanding short-term debt, excluding the current portion of long-term debt, was approximately 5.5% and 4.2% at December 31, 2006 and 2005, respectively.

At December 31, 2006, the Company had $2,575 million in committed lines of credit from numerous financial institutions, all of which were unused. These lines of credit generally have terms ranging from three to five years.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, to meet working capital needs and to take advantage of current investment opportunities. At December 31, 2006 and 2005, a portion of commercial paper borrowings were supported by $2,500 million and $2,000 million of the Company’s existing lines of credit, respectively. At December 31, 2006 and 2005, the weighted average maturity of commercial paper outstanding for both years was 17 days.

Long-term Debt

Long-term debt at December 31, is as follows:

Description	Maturity Dates	Rate	2006	2005
			(in millions)
Fixed rate notes:
Fixed rate note subject to set-off arrangements	2009-2011	4.45%-5.11%	$1,692	$957
Surplus notes (1)	2007-2036	4.75%-8.30%	2,436	1,789
Other fixed rate notes	2008-2023	5.50%-7.30%	853	827
Floating rate notes:
Surplus notes (2)	2016	5.36%	600	—

Sub-total			5,581	3,573
Less assets under set-off arrangements (3)			1,468	822

Total long-term debt			$4,113	$2,751

(1)

Fixed rate surplus notes at December 31, 2006 and 2005 includes $1,992 million and $1,095 million, respectively, due to a related party. Maturities of these notes range from 2014 through 2036. The interest rates ranged from 4.75% to 5.7% in 2006 and 4.75% to 5.1% in 2005.

(2)

During 2006, floating rate surplus notes of $300 million were issued to a related party with maturities in 2016. These notes were prepaid prior to December 31, 2006. The interest rate on these notes ranged from 5.72% to 5.88% in 2006.

(3)

Assets under set-off arrangements represent a reduction in the amount of fixed rate notes included in long-term debt, relating to an arrangement where valid rights of set-off exist and it is the intent of both parties to settle on a net basis under legally enforceable arrangements.

Several long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2006 and 2005, the Company was in compliance with all debt covenants.

The fixed rate surplus notes issued by Prudential Insurance are subordinated to other Prudential Insurance borrowings and policyholder obligations, and the payment of interest and principal may only be made with the prior approval of the Commissioner of Banking and Insurance of the State of New Jersey (the “Commissioner”). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

31, 2006, the Company met these statutory capital requirements. At December 31, 2006 and 2005, $693 million of fixed rate surplus notes were outstanding, of which $250 million is reflected as short-term debt at December 31, 2006.

The floating rate surplus notes were issued by a subsidiary of Prudential Insurance under a Surplus Note Purchase Agreement that provides for the issuance of up to $3 billion of ten-year surplus notes. Concurrent with the issuance of each surplus note, Prudential Financial enters into arrangements with the buyer, which are accounted for as derivative instruments, that may result in payments by, or to, Prudential Financial over the term of the surplus notes, to the extent there are significant changes in the value of the surplus notes. Surplus notes issued under this facility are subordinated to policyholder obligations, and the payment of interest and principal on them may only be made by the issuer with the prior approval of the Arizona Department of Insurance. The derivative instruments discussed above also provide that in the event approval is not obtained to make interest or principal payments, the holder of the surplus notes may have the right to sell the surplus notes to Prudential Financial. As of December 31, 2006, these derivative instruments had no value.

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The impact of these instruments that qualify for hedge accounting treatment, which is not reflected in the rates presented in the table above, were decreases in interest expense of $29 million and $28 million for the years ended December 31, 2006 and 2005, respectively. See Note 19 for additional information on the Company’s use of derivative instruments.

Interest expense for short-term and long-term debt, including interest on affiliated debt, was $597 million, $366 million and $202 million, for the years ended December 31, 2006, 2005 and 2004, respectively. Interest expense related to affiliated debt was $74 million for the year ended December 31, 2006. “Due to parent and affiliates” included $18 million associated with the affiliated long-term interest payable at December 31, 2006.

Included in “Policyholders’ account balances” are additional debt obligations of the Company. See Note 8 for further discussion.

13.	STOCK-BASED COMPENSATION

In 2006 and prior, Prudential Financial issued stock-based compensation including stock options.

Employee Stock Options

As discussed in Note 2, Prudential Financial adopted SFAS No. 123(R) on January 1, 2006 and revised its approach to the recognition of compensation costs for awards granted to retirement-eligible employees to apply the non-substantive vesting period approach. Prudential Financial had previously adopted the fair value recognition provisions of SFAS No. 123 prospectively for all new awards granted to employees on or after January 1, 2003. Prior to January 1, 2003, Prudential Financial accounted for employee stock options using the intrinsic value method of Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees,” and related interpretations. Under this method, neither Prudential Financial nor the Company recognized any stock-based compensation expense for employee stock options as all options granted had an exercise price equal to the market value of the underlying Common Stock on the date of grant. The results of operations of the Company for the years ended December 31, 2006, 2005 and 2004, include costs of $21 million, $18 million and $11 million, respectively, associated with employee stock options issued by Prudential Financial to certain employees of the Company.

14.	EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded non-contributory defined benefit pension plans, which cover substantially all of its employees as well as employees of certain destacked subsidiaries. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and earnings during their career.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company provides certain health care and life insurance benefits for its retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents (“other postretirement benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees may become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

As discussed in Note 2, in September 2006 the FASB issued SFAS No. 158. This statement requires an employer on a prospective basis to recognize the overfunded or underfunded status of its defined benefit pension and postretirement plans as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. The Company adopted this requirement, along with the required disclosures, on December 31, 2006. See below for the effects of the adoption as well as the related disclosure requirements.

On December 8, 2003, President Bush signed the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 (“the Act”) into law. The Act introduces a prescription drug benefit under Medicare (Medicare Part D) beginning in 2006. Under the Act, employers who sponsor postretirement plans that provide prescription drug benefits that are actuarially equivalent to Medicare qualify to receive subsidy payments. On May 19, 2004, the FASB issued FSP 106-2, “Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement, and Modernization Act of 2003.” In accordance with FSP 106-2, the Company remeasured its plan assets and Accumulated Postretirement Benefit Obligation (“APBO”) as of January 1, 2004 to account for the subsidy and other effects of the Act. This remeasurement resulted in a $39 million reduction in postretirement benefit costs in 2004. The $39 million reduction in postretirement benefit costs reflects $33 million as a result of the subsidy and is comprised of an $18 million reduction in the amortization of actuarial loss, a $15 million reduction in interest costs, and no reduction in service cost. The reduction in the APBO for the subsidy related to past service was $337 million.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Prepaid benefits costs and accrued benefit liabilities are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2006	2005	2006	2005
	(in millions)
Change in benefit obligation
Benefit obligation at the beginning of period	$(7,251)	$(6,790)	$(2,420)	$(2,685)
Service cost	(123)	(135)	(10)	(11)
Interest cost	(389)	(387)	(128)	(142)
Plan participants’ contributions	—	—	(17)	(17)
Medicare Part D subsidy receipts	—	—	(11)	—
Amendments	(86)	—	(61)	48
Annuity purchase	4	—	—	—
Actuarial gains/(losses), net	311	(396)	(47)	162
Curtailments	—	—	—	—
Settlements	—	—	—	7
Contractual termination benefits	—	—	—	—
Special termination benefits	(3)	(10)	—	—
Transfers from destacked subsidiaries	—	—	—	—
Transfers to destacked subsidiaries	—	11	—	—
Benefits paid	468	456	235	219
Foreign currency changes	—	—	—	(1)

Benefit obligation at end of period	$(7,069)	$(7,251)	$(2,459)	$(2,420)

Change in plan assets
Fair value of plan assets at beginning of period	$9,816	$9,117	$996	$1,056
Actual return on plan assets	826	1,118	117	115
Annuity purchase	(4)	—	—	—
Employer contributions	37	37	135	27
Plan participants’ contributions	—	—	17	17
Benefits paid	(468)	(456)	(235)	(219)

Fair value of plan assets at end of period	$10,207	$9,816	$1,030	$996

Funded status
Funded status at end of period	$3,138	$2,565	$(1,429)	$(1,424)
Unrecognized transition obligation (1)	—	—	—	4
Unrecognized prior service costs (1)	—	125	—	(96)
Unrecognized actuarial losses, net (1)	—	934	—	421
Effects of fourth quarter activity	10	9	31	33

Net amount recognized	$3,148	$3,633	$(1,398)	$(1,062)

Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$3,784	$3,987	$—	$—
Accrued benefit liability	(636)	(556)	(1,398)	(1,062)
Intangible asset (1)	—	—	—	—
Additional minimum liability (1)	—	202	—	—

Net amount recognized	$3,148	$3,633	$(1,398)	$(1,062)

Items recorded in “Accumulated other comprehensive income” not yet recognized as a component of net periodic (benefit) cost:
Transition obligation	$—		$3
Prior service cost	191		(25)
Net actuarial loss	491		422
Net amount not recognized	$682		$400

Accumulated benefit obligation	$(6,800)	$(7,007)	$(2,459)	$(2,420)

(1)	As a result of the adoption of SFAS 158 on December 31, 2006, these items are no longer applicable.

The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $646 million, $570 million and zero million, respectively, at September 30, 2006 and $633 million, $565 million and zero million, respectively, at September 30, 2005.

In 2006 and 2005, the pension plan purchased annuity contracts from Prudential Insurance for $4 million and zero million, respectively. The approximate future annual benefit payment for all annuity contracts was $24 million and $23 million in 2006 and 2005, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The benefit obligation for pension benefits increased by $86 million in 2006 related to plan amendments. There was an increase of $75 million for a cost of living adjustment for retirees and an increase of $11 million for changes as a result of the Pension Protection Act of 2006. There were no material pension amendments in 2005. There were postretirement amendments in both 2006 and 2005. The benefit obligation for other postretirement benefits increased by $61 million for 2006. There was an increase for $62 million related to the impact of implementing a Retiree Medical Savings Account, which provides an account at retirement that may be used toward the cost of coverage for medical and dental benefits, and a decrease of $1 million related to cost sharing changes for certain retirees for dental benefits. The benefit obligation for other postretirement benefits decreased by $48 million in 2005, reflecting a decrease of $44 million related to cost sharing changes for certain retirees for medical and dental benefits and a decrease of $4 million related to changes in plan co-payment and coinsurance levels for certain retirees for medical benefits.

The incremental effects of applying SFAS No. 158 on individual line items in the Consolidated Statement of Financial Position on December 31, 2006 was as follows:

	Pre-SFAS No. 158	Incremental effect of adopting SFAS No. 158	Post-SFAS No. 158
	(in millions)
Other assets	$7,841	$(443)	$7,398
Total assets	345,365	(443)	344,922

Income taxes	$2,355	$(397)	$1,958
Other liabilities	5,420	476	5,896
Total liabilities	328,323	79	328,402

Accumulated other comprehensive income (loss)	$457	$(522)	$(65)
Total stockholder’s equity	17,042	(522)	16,520

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2006	2005	2004	2006	2005	2004
	(in millions)
Components of net periodic (benefit) cost
Service cost	$123	$135	$118	$10	$11	$10
Interest cost	389	387	389	128	142	147
Expected return on plan assets	(731)	(788)	(824)	(89)	(80)	(81)
Amortization of transition obligation	—	—	(23)	1	1	1
Amortization of prior service cost	19	19	19	(10)	(5)	(7)
Amortization of actuarial (gain) loss, net	38	18	18	19	36	28
Settlements	—	—	—	—	2	—
Curtailments	—	—	—	—	—	—
Contractual termination benefits	—	—	—	—	—	—
Special termination benefits	3	10	—	—	—	—

Net periodic (benefit) cost	$(159)	$(219)	$(303)	$59	$107	$98

Certain employees in 2006 and 2005 were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination.

The amounts included in “Accumulated other comprehensive income” expected to be recognized as components of net periodic (benefit) cost in 2007 are as follows:

	Pension Benefits	Other Postretirement Benefits
	(in millions)
Amortization of transition obligation	$—	$1
Amortization of prior service cost	28	(6)
Amortization of actuarial (gain) loss, net	18	15
Total	$46	$10

The pre-tax change in the additional minimum liability included in “Accumulated other comprehensive income” as of September 30, 2006 and September 30, 2005 is as follows:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Pension Benefits		Other Postretirement Benefits
	2006	2005	2006	2005
	(in millions)
Increase (decrease) in minimum liability included in other comprehensive income	$(38)	$76	$—	$—
Impact of adopting SFAS No. 158	(164)	—	—	—
Total	$(202)	$76	$—	$—

The assumptions as of September 30, used by the Company to calculate the domestic benefit obligations as of that date and to determine the benefit cost in the year are as follows:

	Pension Benefits			Other Postretirement Benefits
	2006	2005	2004	2006	2005	2004
Weighted-average assumptions
Discount rate (beginning of period)	5.50%	5.75%	5.75%	5.50%	5.50%	5.75%
Discount rate (end of period)	5.75%	5.50%	5.75%	5.75%	5.50%	5.50%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Expected return on plan assets (beginning of period)	8.00%	8.50%	8.75%	9.25%	8.25%	7.75%
Health care cost trend rates (beginning of period)	—	—	—	5.09–9.06%	5.44–10.00%	6.05–10.00%
Health care cost trend rates (end of period)	—	—	—	5.00–8.75%	5.09–9.06%	5.44–10.00%
For 2006, 2005 and 2004, the ultimate health care cost trend rate after gradual decrease until: 2009, 2009, 2007 (beginning of period)	—	—	—	5.00%	5.00%	5.00%
For 2006, 2005 and 2004, the ultimate health care cost trend rate after gradual decrease until: 2009, 2009, 2007 (end of period)	—	—	—	5.00%	5.00%	5.00%

The domestic discount rate used to value the pension and postretirement benefit obligations is based upon rates commensurate with current yields on high quality corporate bonds. The first step in determining the discount rate is the compilation of approximately 550 to 600 Aa-rated bonds across the full range of maturities. Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated. This refinement process generally results in having a distribution from the 10th to 90th percentile. A spot yield curve is developed from this data that is then used to determine the present value of the expected disbursements associated with the pension and postretirement obligations, respectively. This results in the present value for each respective benefit obligation. A single discount rate is calculated that results in the same present value. The rate is then rounded to the nearest 25 basis points.

The pension and postretirement expected long-term rates of return on plan assets for 2006 were determined based upon an approach that considered an expectation of the allocation of plan assets during the measurement period of 2006. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. The expected returns by asset class contemplate the risk free interest rate environment as of the measurement date and then add a risk premium. The risk premium is a range of percentages and is based upon historical information and other factors such as expected reinvestment returns and asset manager performance.

The Company applied the same approach to the determination of the expected long-term rate of return on plan assets in 2007. The expected long-term rate of return for 2007 is 8.00% and 9.25%, respectively, for the pension and postretirement plans.

The Company, with respect to pension benefits, uses market related value to determine the components of net periodic benefit cost. Market related value is a measure of asset value that reflects the difference between actual and expected return on assets over a five-year period.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits
2006
(in millions)
One percentage point increase
Increase in total service and interest costs	$10
Increase in postretirement benefit obligation	166

One percentage point decrease
Decrease in total service and interest costs	$9
Decrease in postretirement benefit obligation	143

Pension and postretirement plan asset allocation as of September 30, 2006 and September 30, 2005, are as follows:

	Pension Percentage of Plan Assets as of September 30		Postretirement Percentage of Plan Assets as of September 30
	2006	2005	2006	2005
Asset category
U.S. Stocks	27%	29%	77%	79%
International Stocks	6%	7%	10%	10%
Bonds	52%	51%	9%	7%
Short-term Investments	0%	0%	2%	3%
Real Estate	6%	6%	2%	1%
Other	9%	7%	0%	0%

Total	100%	100%	100%	100%

The Company, for its domestic pension and postretirement plans, has developed guidelines for asset allocations. As of the September 30, 2006 measurement date the range of target percentages are as follows:

	Pension Investment Policy Guidelines as of September 30, 2006		Postretirement Investment Policy Guidelines as of September 30, 2006
	Minimum	Maximum	Minimum	Maximum
Asset category
U.S. Stocks	18%	33%	54%	99%
International Stocks	2%	7%	1%	13%
Bonds	45%	63%	0%	22%
Short-term Investments	0%	16%	0%	20%
Real Estate	0%	15%	0%	12%
Other	0%	15%	0%	0%

Management reviews its investment strategy on an annual basis.

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and real estate, while meeting the cash requirements for a pension obligation that includes a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks and, to a lesser extent, bonds, real estate and short-term investments, while meeting the cash requirements for the postretirement obligations that includes a medical benefit including prescription drugs, a dental benefit and a life benefit. Stocks are used to provide expected growth in assets deposited into the plan assets. Bonds provide liquidity and income. Real estate provides for capital growth and income. Short-term investments provide liquidity and allow for defensive asset mixes. The postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity, and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

There were no investments in Prudential Financial Common Stock as of September 30, 2006 or 2005 for either the pension or postretirement plans. Pension plan assets of $8,162 million and $8,201 million are included in separate account assets and liabilities as of September 30, 2006 and 2005, respectively.

The expected benefit payments for the Company’s pension and postretirement plans for the years indicated are as follows:

	Pension	Other Postretirement Benefits	Other Postretirement Benefits – Medicare Part D Subsidy Receipts
	(in millions)
2007	$469	$217	$18
2008	461	221	19
2009	465	219	20
2010	439	216	20
2011	476	220	21
2012-2015	2,538	1,006	111

Total	$4,848	$2,099	$209

The Company anticipates that it will make cash contributions in 2007 of approximately $40 million to the pension plans and approximately $160 million to the postretirement plans.

Postemployment Benefits

The Company accrues postemployment benefits primarily for health and life benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2006 and 2005 was $44 million and $55 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $44 million, $44 million and $52 million for the years ended December 31, 2006, 2005 and 2004, respectively.

15.	INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2006	2005	2004
	(in millions)
Current tax expense (benefit)
U.S.	$293	$(88)	$517
State and local	1	(16)	(12)
Foreign	32	19	9

Total	326	(85)	514

Deferred tax expense (benefit)
U.S.	265	236	284
State and local	(1)	18	(3)
Foreign	(19)	—	—

Total	245	254	281

Total income tax expense	$571	$169	$795

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company’s actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

	2006	200	2004
	(in millions)
Expected federal income tax expense	$803	$873	$953
Completion of Internal Revenue Service examination for the years 1997 to 2001	—	(550)	—
Non-taxable investment income	(194)	(160)	(131)
Repatriation of foreign earnings	(18)	69	—
Change in valuation allowance	(1)	(22)	—
Other	(19)	(41)	(27)

Total income tax expense	$571	$169	$795

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2006	2005
	(in millions)
Deferred tax assets
Insurance reserves	$867	$1,007
Policyholder dividends	871	1,212
Other	706	476

Deferred tax assets before valuation allowance	2,444	2,695
Valuation allowance	(1)	(2)

Deferred tax assets after valuation allowance	2,443	2,693

Deferred tax liabilities
Net unrealized investment gains	1489	1,840
Deferred policy acquisition costs	1276	1,173
Employee benefits	292	600
Other	391	346

Deferred tax liabilities	3448	3,959

Net deferred tax liability	$(1,005)	$(1,266)

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. A valuation allowance has been recorded primarily related to tax benefits associated with federal net operating losses and state and local deferred tax assets. At December 31, 2006 and 2005, respectively, the Company had federal net operating and capital loss carryforwards of $149 million and $130 million, which expire between 2010 and 2021. At December 31, 2006, the Company did not have any state operating or capital loss carryforwards for tax purposes. At December 31, 2005, the Company had state operating and capital loss carryforwards for tax purposes approximating $22 million, which will expire by the end of 2007.

The Company previously had not provided U.S. income taxes on unremitted foreign earnings of its non-U.S. operations because such earnings had been considered to be permanently reinvested in such operations. During 2005, the Company determined that historical earnings of its Canadian operations were no longer considered permanently reinvested and will be available for repatriation to the U.S. The U.S. income tax expense of $69 million associated with the repatriation of the Canadian operations’ earnings was recognized in 2005. During 2006, the Company no longer had unrepatriated capital in its Canadian operations and it determined that earnings from its Taiwan investment management subsidiary will be repatriated to the U.S. Accordingly, earnings from its Taiwan investment management subsidiary are no longer considered permanently reinvested. A U.S. income tax benefit of $18 million associated with the assumed repatriation of the 2006 earnings and the change of the repatriation assumption for the Taiwan investment management subsidiary was recognized in 2006. The Company had undistributed earnings of its Taiwan investment management subsidiary of $32 million at December 31, 2005 for which deferred taxes had not been provided.

The amount of income taxes the Company pays is subject to ongoing audits in various jurisdictions. The Company reserves for its best estimate of potential payments/settlements to be made to the Internal Revenue Service (the “Service”), and other taxing jurisdictions for audits ongoing or not yet commenced. In 2006, the Service completed all fieldwork with regards to its examination of the consolidated federal income tax returns for tax years 2002-2003. The Company anticipates the final report to be submitted to the Joint Committee on Taxation for their review during the first quarter of 2007. The statute of limitations

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

for the 2002-2003 tax years expires in 2008. In addition, in January 2007, the Service began an examination of tax years 2004 through 2006.

The Company's liability for income taxes includes management’s best estimate of potential payments and settlements for audit periods still subject to review by the Service or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to our liability for income taxes. Any such adjustment could be material to our results of operations for any given quarterly or annual period based, in part, upon the results of operations for the given period.

On January 26, 2006, the Service officially closed the audit of the Company’s consolidated federal income tax returns for the 1997 to 2001 periods. As a result of certain favorable resolutions, the Company’s consolidated statement of operations for the year ended December 31, 2005 includes an income tax benefit of $550 million, reflecting a reduction in the Company’s liability for income taxes.

For tax year 2007, the Company has chosen to participate in the Service’s new Compliance Assurance Program (the “CAP”). Under CAP, the Service assigns an examination team to review completed transactions contemporaneously during the 2007 tax year in order to reach agreement with the Company on how they should be reported in the tax return. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed. It is management’s expectation this new program will significantly shorten the time period between when the Company files its federal income tax return and when the Service completes its examination of the return.

16.	STOCKHOLDER’S EQUITY

Comprehensive Income

The components of comprehensive income for the years ended December 31, are as follows:

	2006	2005	2004
	(in millions)
Net income	$1,797	$2,320	$1,896
Other comprehensive income (loss), net of tax:
Change in foreign currency translation adjustments	17	13	2
Change in net unrealized investments gains (losses)(1)	(189)	(967)	(712)
Additional minimum pension liability adjustment	24	(50)	(12)
Cumulative effect of accounting change	—	—	69
Other comprehensive loss, net of tax benefit of $97, $487, $419	(148)	(1,004)	(653)
Comprehensive income	$1,649	$1,316	$1,243

(1)	Includes cash flow hedges. See Note 19 for information on cash flow hedges.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The balance of and changes in each component of “Accumulated other comprehensive income (loss)” for the years ended December 31, are as follows (net of taxes):

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains (Losses)(1)	Additional Minimum Pension Liability Adjustment	Pension and Postretirement Unrecognized Net Periodic Benefit (Cost)	Total Accumulated Other Comprehensive Income (Loss)
	(in millions)
Balance, December 31, 2003	$52	$2,282	$(69)	$—	$2,265
Change in component during year (2)	2	(647)	(12)	—	(657)
Balance, December 31, 2004	54	1,635	(81)	—	1,608
Change in component during year	13	(966)	(50)	—	(1,003)
Balance, December 31, 2005 (3)	67	669	(131)	—	605
Change in component during year	17	(189)	24	—	(148)
Impact of adoption of SFAS 158 (4)	—	—	107	(629)	(522)
Balance, December 31, 2006	$84	$480	$—	$(629)	$(65)

(1)	Includes cash flow hedges. See Note 19 for information on cash flow hedges.
(2)	Net unrealized investment gains (losses) for 2004 includes the impact of cumulative effect of accounting change of $69 million and sale of fixed maturities to an affiliate of $4 million.
(3)	Net unrealized investment gains (losses) for 2005 include the purchase of fixed maturities from an affiliate of $1 million.
(4)	See Note 14 for additional information on the adoption of SFAS 158.

Dividend Restrictions

New Jersey insurance law provides that dividends or distributions may be declared or paid by Prudential Insurance without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized investment gains and revaluation of assets. Unassigned surplus of Prudential Insurance was $2,825 million at December 31, 2006. There were applicable adjustments for unrealized gains of $1,239 million at December 31, 2006. In addition, Prudential Insurance must obtain non-disapproval from the New Jersey insurance regulator before paying a dividend if the dividend, together with other dividends or distributions made within the preceding twelve months, would exceed the greater of 10% of Prudential Insurance’s surplus as of the preceding December 31 ($5,973 million as of December 31, 2006) or its statutory net gain from operations for the twelve month period ending on the preceding December 31, excluding realized investment gains and losses ($263 million for the year ended December 31, 2006). The laws regulating dividends of Prudential Insurance’s other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s.

Statutory Net Income and Surplus

Prudential Insurance is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income of Prudential Insurance amounted to $444 million, $2,170 million and $1,878 million for the years ended December 31, 2006, 2005 and 2004, respectively. Statutory capital and surplus of Prudential Insurance amounted to $5,973 million and $7,065 million at December 31, 2006 and 2005, respectively.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

17.	RELATED PARTY TRANSACTIONS

Service Agreements – Services Provided

The Company has service agreements with Prudential Financial and certain of its subsidiaries. These companies, along with their subsidiaries, include, PRUCO, Inc. (includes Prudential Securities Group, Inc. and Prudential P&C Holdings, Inc.), Prudential Asset Management Holding Company, Prudential International Insurance Holdings, Ltd., Prudential International

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Insurance Service Company, LLC, Prudential IBH Holdco, Inc., Prudential Real Estate and Relocation Services, Inc., Prudential International Investments Corporation, Prudential International Investments, LLC, Skandia U.S., Inc. and Prudential Japan Holdings, LLC. Under these agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $446 million, $466 million and $430 million for the years ended December 31, 2006, 2005, and 2004, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

The Company also engages in other transactions with affiliates in the normal course of business. Affiliated revenues in “Other income” were $71 million, $64 million and $82 million for the years ended December 31, 2006, 2005 and 2004, respectively, related primarily to royalties and compensation for the sale of affiliates’ products through the Company’s distribution network.

The amounts due to the Company under all service agreements were $243 million and $245 million at December 31, 2006 and 2005, respectively, and are included in “Due from parent and affiliates.”

Service Agreements – Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company primarily receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries, distribution services from Prudential Securities Group, Inc. and consulting services from Pramerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $239 million, $235 million and $220 million in “Net investment income” and $195 million, $114 million and $127 million in “General and administrative expenses” for the years ended December 31, 2006, 2005 and 2004, respectively. “Due to parent and affiliates” also includes $42 million and $47 million at December 31, 2006 and 2005, respectively, due primarily to these agreements.

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in “Due from parent and affiliates” at December 31, are as follows:

Description	Maturity Dates	Rate	2006	2005
			(in millions)
U.S. Dollar floating rate notes (1)	2006-2008	2.78% - 5.77%	$105	$135
U.S. Dollar fixed rate note (2)	2007-2010	5.04% - 5.37%	293	125
Japanese Yen fixed rate note	2008-2015	0.09% - 2.17%	698	705
Total long-term notes receivable – affiliated (3)			1,096	965
Short-term notes receivable – affiliated (4)			2,120	1,748
Total notes receivable - affiliated			$3,216	$2,713

(1)	Included within floating rate notes is the current portion of the long-term notes receivable, which was $75 million and $30 million at December 31, 2006 and 2005, respectively.
(2)	Included within fixed rate notes is the current portion of the long-term notes receivable, which was $169 million at December 31, 2006.
(3)

All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances, with the exception of the Prudential Financial notes described in (1) above.

(4)	Short-term notes receivable have variable rates, which averaged 5.39% at December 31, 2006 and 4.52% at December 31, 2005. Short-term notes receivable are payable on demand.

Accrued interest receivable related to these loans was $12 million and $4 million at December 31, 2006 and 2005, respectively, and is included in “Due from parent and affiliates.” Revenues related to these loans were $144 million, $75 million and $67 million for the years ended December 31, 2006, 2005 and 2004, respectively, and is included in “Other income.”

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” included $302 million and $366 million, associated with these transactions at December 31, 2006 and 2005, respectively.

Revenues related to this lending activity were $18 million, $9 million and $2 million for the years ended December 31, 2006, 2005 and 2004, respectively, and is included in “Net investment income.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Sales of Fixed Maturities between Affiliates

In July and October 2005, the Company purchased fixed maturity investments from an affiliate for a total of $23 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the investments at the historic amortized cost of the affiliate. The difference of $1 million between the historic amortized cost and the fair value, net of taxes, was recorded as a reduction to additional paid-in capital. The fixed maturity investments are categorized in the Company’s consolidated statement of financial position as available-for-sale debt securities, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

Derivatives

Prudential Global Funding, Inc., an indirect, wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Other trading account assets” were $556 million and $673 million at December 31, 2006 and 2005, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $683 million and $473 million at December 31, 2006 and 2005, respectively.

Retail Medium Term Notes Program

During 2004, the Company began selling funding agreements (“agreements”) to Prudential Financial. As discussed in Note 8, “Policyholders’ account balances” include $1,902 million and $1,075 million related to these agreements at December 31, 2006 and 2005, respectively. The affiliated interest credited on these agreements is included in “Interest credited to policyholders’ account balances” and was $77 million, $41 million and $9 million for the years ended December 31, 2006, 2005 and 2004, respectively.

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. “Other long term investments” includes $45 million at December 31, 2006. “Net investment income” includes $3 million for the year ended December 31, 2006 related to these ventures.

Reinsurance

As discussed in Note 11, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

Short-term and Long-term Debt

As discussed in Note 12, the Company participates in debt transactions with certain subsidiaries of Prudential Financial.

18.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments. See Note 19 for a discussion of derivative instruments.

Commercial Loans

The fair value of commercial loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality loans.

 Policy Loans

The fair value of insurance policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns. For group corporate- and trust-owned life insurance contracts and group universal life contracts, the fair value of the policy loans is the amount due on demand as of the reporting date.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Notes Receivable - Affiliated

The fair value of affiliated notes receivable is derived by using a discounted cash flow model, which relies upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions and takes into account, among other things, the credit quality of the issuer and the reduced liquidity associated with private placements.

Investment Contracts

For guaranteed investment contracts, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, carrying value approximates fair value. Investment contracts are reflected within “Policyholders’ account balances.”

Debt

The fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities.

The carrying amount approximates or equals fair value for the following instruments: fixed maturities classified as available for sale, equity securities, short-term investments, cash and cash equivalents, restricted cash and securities, separate account assets and liabilities, trading account assets supporting insurance liabilities, other trading account assets, broker-dealer related receivables, securities purchased under agreements to resell, securities sold under agreements to repurchase, cash collateral for loaned securities, and securities sold but not yet purchased. The following table discloses the Company’s financial instruments where the carrying amounts and fair values differ at December 31,

	2006		2005
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(in millions)
Commercial loans	$22,445	$22,855	$20,761	$21,377
Policy loans	7,601	8,438	7,227	8,181
Notes receivable – affiliated	3,216	3,216	2,713	2,741
Investment contracts	57,792	57,900	54,521	54,563
Short-term and long-term debt	12,219	12,366	9,699	9,902

19.	DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies used in a non-dealer capacity

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be specifically attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures and options are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Futures typically are used to hedge duration mismatches between assets and liabilities. Futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk.

Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. The Company also uses currency forwards to hedge the currency risk associated with net investments in foreign operations.

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With single name credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates, at the time the agreement is executed. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. See Note 20 for a discussion of guarantees related to these credit derivatives. In addition to selling credit protection, in limited instances the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in our investment portfolio.

Forward contracts are used by the Company to manage market risks relating to interest rates. The Company also uses “to be announced” (“TBA”) forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company to achieve better diversification and to enhance the return on its investment portfolio. TBAs provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

When the Company has cash flows that it has allocated for investment in equity securities or plans to sell investments in equity securities, it may enter into equity derivatives as a temporary hedge against an increase or decrease in the price of the securities it intends to purchase or sell. These hedges are intended to permit such investment transactions to be executed with less adverse market impacts. The Company also uses equity-based derivatives to hedge the equity risks embedded in some of its annuity products.

As further described in Note 9, the Company sells variable annuity products which contain embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees which are determined using pricing models.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

Cash Flow, Fair Value and Net Investment Hedges

The primary derivative instruments used by the Company in its fair value, cash flow, and net investment hedge accounting relationships are interest rate swaps, currency swaps and currency forwards. As noted above, these instruments are only

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit or equity derivatives in any of its fair value, cash flow or net investment hedge accounting relationships.

The ineffective portion of derivatives accounted for using hedge accounting in the years ended December 31, 2006, 2005 and 2004 was not material to the results of operations of the Company. In addition, there were no material amounts reclassified into earnings relating to discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by SFAS No. 133.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in millions)
Balance, December 31, 2003	$(67)

Net deferred losses on cash flow hedges from January 1 to December 31, 2004	(140)
Amount reclassified into current period earnings	42

Balance, December 31, 2004	(165)

Net deferred gains on cash flow hedges from January 1 to December 31, 2005	120
Amount reclassified into current period earnings	(32)

Balance, December 31, 2005	(77)

Net deferred losses on cash flow hedges from January 1 to December 31, 2006	(57)
Amount reclassified into current period earnings	(19)

Balance, December 31, 2006	$(153)

It is anticipated that a pre-tax loss of approximately $34 million will be reclassified from “Accumulated other comprehensive income (loss)” to earnings during the year ended December 31, 2007, offset by amounts pertaining to the hedged items. As of December 31, 2006, the Company does not have any cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 17 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Stockholder’s Equity.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss)” were gains of $54 million in 2006, gains of $10 million in 2005 and losses of $24 million in 2004.

For the years ended December 31, 2006, 2005 and 2004, there were no derivative reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company’s over-the-counter derivative transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are settled on a daily basis, the Company has reduced exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company manages credit risk by entering into derivative transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter derivative transactions pursuant to master agreements that provide for a netting of payments and receipts with a single counterparty as well as periodic collateral posting. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and these positions are settled on a daily basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

20.	COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments and Guarantees

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense, net of sub-lease income, incurred for the years ended December 31, 2006, 2005 and 2004 was $62 million, $76 million and $73 million, respectively.

The following table presents, at December 31, 2006, the Company’s contractual maturities on long-term debt, as more fully described in Note 12, and future minimum lease payments under non-cancelable operating leases along with associated sub-lease income:

	Long-term Debt	Operating Leases	Sub-lease Income
	(in millions)
2007	$—	$100	$(27)
2008	604	70	(22)
2009	5	55	(21)
2010	5	36	(9)
2011	6	27	(4)
2012 and thereafter	3,493	66	(12)

Total	$4,113	$354	$(95)

For business reasons, the Company exits certain non-cancelable leases prior to their expiration. In these instances, the Company’s policy is to accrue, at the time it ceases to use the property being leased, the future rental expense and any sub-lease income immediately and release the reserve over the remaining commitment in the year that it is due. Of the $354 million in total non-cancelable operating leases and $95 million in total sub-lease income, $61 million and $69 million, respectively, has been accrued at December 31, 2006.

In connection with the Company’s commercial mortgage operations, it originates commercial mortgage loans. At December 31, 2006, the Company had outstanding commercial mortgage loan commitments with borrowers of $1,358 million.

The Company also has other commitments, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparty. These other commitments amounted to $7,596 million at December 31, 2006 principally reflecting commitments to purchase or fund investments, including $5,823 million that the Company anticipates will be funded from the assets of its separate accounts.

In the course of the Company’s business, it provides certain guarantees and indemnities to third parties pursuant to which it may be contingently required to make payments now or in the future.

A number of guarantees provided by the Company relate to real estate investments, in which the investor has borrowed funds, and the Company has guaranteed their obligation to their lender. In some cases, the investor is an affiliate, and in other cases the unaffiliated investor purchases the real estate investment from the Company. The Company provides these guarantees to assist them in obtaining financing for the transaction on more beneficial terms. The Company’s maximum potential exposure under these guarantees was $1,815 million at December 31, 2006. Any payments that may become required of the Company under these guarantees would either first be reduced by proceeds received by the creditor on a sale of the assets, or would provide the Company with rights to obtain the assets. These guarantees generally expire at various times over the next 10 years. At December 31, 2006, no amounts were accrued as a result of the Company’s assessment that it is unlikely payments will be required.

As discussed in Note 19, the Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company’s maximum amount at risk under these credit derivatives, assuming the value of the underlying securities become worthless, is $1,618 million at December 31, 2006. These credit derivatives generally have maturities of five years or less.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Certain contracts underwritten by the Retirement segment include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives, at fair value, in accordance with SFAS No. 133. At December 31, 2006, such contracts in force carried a total guaranteed value of $1,890 million.

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to acquisitions, dispositions, investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. At December 31, 2006, the Company has accrued liabilities of $5 million associated with all other financial guarantees and indemnity arrangements, which does not include retained liabilities associated with sold businesses.

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to the Company and proceedings that are typical of the businesses in which the Company operates, including in both cases businesses that have either been divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

In August 2000, plaintiffs filed a purported national class action in the District Court of Valencia County, New Mexico, Azar, et al. v. Prudential Insurance, based upon the alleged failure to adequately disclose the increased costs associated with payment of life insurance premiums on a “modal” basis, i.e., more frequently than once a year. Similar actions have been filed in New Mexico against over a dozen other insurance companies. The complaint asserts claims for breach of the common law duty to disclose material information, breach of the implied covenant of good faith and fair dealing, breach of fiduciary duty, unjust enrichment and fraudulent concealment and seeks injunctive relief, compensatory and punitive damages, both in unspecified amounts, restitution, treble damages, interest, costs and attorneys’ fees. In March 2001, the court entered an order granting partial summary judgment to plaintiffs as to liability. In January 2003, the New Mexico Court of Appeals reversed this finding and dismissed the claims for breach of the covenant of good faith and fair dealing and breach of fiduciary duty. The case was remanded to the trial court and in November 2004, it held that, as to the named plaintiffs, the non-disclosure was material. In July 2005, the court certified a class of New Mexico only policyholders denying plaintiffs’ motion to include purchasers from 35 additional states. In September 2005, plaintiffs sought to amend the court’s order on class certification with respect to eight additional states. In March 2006, the court reiterated its denial of a multi-state class and maintained the certification of a class of New Mexico resident purchasers of Prudential life insurance. The court also indicated it would enter judgment on liability against Prudential for the New Mexico class.

From November 2002 to March 2005, eleven separate complaints were filed against Prudential Financial and the law firm of Leeds Morelli & Brown in New Jersey state court. The cases were consolidated for pre-trial proceedings in New Jersey Superior Court, Essex County and captioned Lederman v. Prudential Financial, Inc., et al. The complaints allege that an

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

alternative dispute resolution agreement entered into among the Company, over 350 claimants who are current and former Prudential Insurance employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that the Company conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate federal racketeering laws by advancing legal fees to the law firm with the purpose of limited Prudential’s liability to the claimants. In 2004, the Superior Court sealed these lawsuits and compelled them to arbitration. In May 2006, the Appellate Division reversed the trial court’s decisions, held that the cases were improperly sealed, and should be heard in court rather than arbitrated. In November 2006, plaintiffs filed a motion seeking to permit over 200 individuals to join the cases as additional plaintiffs, to authorize a joint trial on liability issues for all plaintiffs, and to add a claim under the New Jersey discrimination law. The motion is pending decision.

The Company, along with a number of other insurance companies, received formal requests for information from the State of New York Attorney General’s Office (NYAG), the Securities and Exchange Commission (SEC), the Connecticut Attorney General’s Office, the Massachusetts Office of the Attorney General, the Department of Labor, the United States Attorney for the Southern District of California, the District Attorney of the County of San Diego, and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. Prudential Insurance may receive additional requests from these and other regulators and governmental authorities concerning these and related subjects. The Company is cooperating with these inquiries and has had discussions with certain authorities, including the NYAG, in an effort to resolve the inquiries into this matter. In December 2006, the Company reached a resolution of the NYAG investigation. Under the terms of the settlement, the Company paid a $2.5 million penalty and established a $16.5 million fund for policyholders, adopted business reforms and agreed, among other things, to continue to cooperate with the NYAG in any litigation, ongoing investigations or other proceedings. The Company also settled the litigation brought by the California Department of Insurance and agreed to business reforms and disclosures as to group insurance contracts insuring customers or residents in California and to pay certain costs of investigation. These matters are also the subject of litigation brought by private plaintiffs, including purported class actions that have been consolidated in the multidistrict litigation in the United States District Court for the District of New Jersey, In re Employee Benefit Insurance Brokerage Antitrust Litigation, and two shareholder derivative actions, Gillespie v. Ryan and Kahn v. Agnew. Both derivative actions were dismissed without prejudice. In Gillespie, the plaintiff entered into a tolling agreement to permit a Special Evaluation Committee of Prudential Financial’s Board of Directors to investigate and evaluate his demand that Prudential Financial take action regarding these matters. The Committee has completed its investigation and has informed counsel for Mr. Gillespie that it has determined to refuse his demand. The regulatory settlement may adversely affect the existing litigation or cause additional litigation and result in adverse publicity and other potentially adverse impacts to the Company’s business.

In April 2005, the Company voluntarily commenced a review of the accounting for its reinsurance arrangements to confirm that it complied with applicable accounting rules. This review included an inventory and examination of current and past arrangements, including those relating to discontinued operations. Subsequent to commencing this voluntary review, the Company received a formal request from the Connecticut Attorney General for information regarding its participation in reinsurance transactions generally and a formal request from the SEC for information regarding certain reinsurance contracts entered into with a single counterparty since 1997 as well as specific contracts entered into with that counterparty in the years 1997 through 2002 relating to the Company’s property and casualty insurance operations that were sold in 2003. These investigations are ongoing and not yet complete and it is possible that the Company may receive additional requests from regulators relating to reinsurance arrangements. The Company intends to cooperate with all such requests.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that the Company failed to pay overtime to insurance agents who were registered representatives in violation of federal and state law, and that improper deductions were made from these agents’ wages in violation of state law. The complaints seek back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees.

In November 2003, an action was commenced in the United States Bankruptcy Court for the Southern District of New York, Enron Corp. v. J.P. Morgan Securities, Inc., et al., against approximately 100 defendants, including the Company and related entities, which invested in Enron’s commercial paper. The complaint alleges that Enron’s October 2001 prepayment of its commercial paper is a voidable preference under the bankruptcy laws and constitutes a fraudulent conveyance and that Prudential Insurance and related entities received prepayment of $125 million. A motion by all defendants to dismiss the complaint was denied in June 2005. Defendants’ motions for leave to appeal are pending.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In August 1999, a Company employee and several Company retirees filed an action in the United States District Court for the Southern District of Florida, Dupree, et al., v. Prudential Insurance, et al., against the Company and its Board of Directors in connection with a group annuity contract entered into in 1989 between the Prudential Retirement Plan and the Company. The suit alleged that the annuitization of certain retirement benefits violated ERISA and that, in the event of demutualization, the Company would retain shares distributed under the annuity contract in violation of ERISA’s fiduciary duty requirements. In July 2001, plaintiffs filed an amended complaint dropping three counts, and we filed an answer denying the essential allegations of the complaint. The amended complaint seeks injunctive and monetary relief, including the return of what are claimed to be excess investment and advisory fees paid by the Retirement Plan to Prudential. In March 2002, the court dismissed certain of the claims against the individual defendants. A non-jury trial was concluded in January 2005. The court has not yet issued its decision.

In November 1996, plaintiffs filed a purported class action lawsuit against the Company, the Prudential Home Mortgage Company, Inc. and several other subsidiaries in the Superior Court of New Jersey, Essex County, Capitol Life Insurance Company v. Prudential Insurance, et al., in connection with the sale of certain subordinated mortgage securities sold by a subsidiary of Prudential Home Mortgage. In February 1999, the court entered an order dismissing all counts without prejudice with leave to refile after limited discovery. In May 2000, plaintiffs filed a second amended complaint that alleges violations of the New Jersey securities and RICO statutes, fraud, conspiracy and negligent misrepresentation, and seeks compensatory as well as treble and punitive damages. In 2002, class certification was denied. In August 2005, the court dismissed the New Jersey Securities Act and RICO claims and the negligent misrepresentation claims. In February 2007, the matter settled in principle.

In October 2002, Stewart v. Prudential, et al. was brought in the Circuit Court of the First Judicial District of Hinds County, Mississippi by the beneficiaries of an alleged life insurance policy against the Company and Pruco Life Insurance Company. The complaint alleges that the Prudential defendants acted in bad faith when they failed to pay a death benefit on an alleged contract of insurance that was never delivered. On February 15, 2006, the jury awarded the plaintiffs $1.4 million in compensatory damages and $35 million in punitive damages. Motions for a new trial, judgment notwithstanding the verdict and remittitur were denied in June 2006. The Company’s appeal to the Mississippi Supreme Court is pending.

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Report of Independent Auditors

To the Board of Directors and Stockholder of

The Prudential Insurance Company of America:

In our opinion, the accompanying consolidated statements of financial position and related consolidated statements of operations, of stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America (a wholly owned subsidiary of Prudential Holdings, LLC, which is a wholly owned subsidiary of Prudential Financial, Inc.), and its subsidiaries (collectively, the “Company”) at December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the consolidated financial statements, the Company changed its method of accounting for defined benefit pension and other postretirement plans on December 31, 2006 and for certain nontraditional long duration contract and separate accounts on January 1, 2007.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York

February 28, 2007

PART C:

OTHER INFORMATION

Item 26. EXHIBITS

Exhibit number	Description of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Contract Account GI-2. (Note 2)
(ii)	Amendment to the Resolution proposing investment in unaffiliated mutual funds for the Prudential Variable Contract Account GI-2. (Note 3)

(b)	Not Applicable.

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Prudential Investment Management Services LLC and The Prudential Insurance Company of America. (Note 4)
(ii)	Proposed form of Agreement between Prudential Investment Management Services LLC and independent brokers with respect to the Sale of the Group Contracts and Certificates. (Note 3)
(iii)	Schedules of Commissions. (Note 3)

(d)	Contracts:
(i)	Group Contract. (Note 4)
(ii)	Individual Certificate. (Note 4)

(e)	Applications:
(i)	Application Form for Group Contract. (Note 2)
(ii)	Enrollment Form for Certificate. (Note 3)
(iii)	Form of Investment Division Allocation Supplement. (Note 3)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Charter of The Prudential Insurance Company of America, as amended July 19, 2004. (Note 9)
(ii)	By-laws of The Prudential Insurance Company of America, as amended September 10, 2002. (Note 8)

(g)	Reinsurance Contracts:
(i)	Form of Group Life and AD&D Catastrophe Excess of Loss Reinsurance Contract. (Note 10)
(ii)	Form of Accidental Death & Dismemberment Excess of Loss Reinsurance Agreement AR 15845. (Note 10)

(h)	Participation Agreements:
(i)	Representative Fund Participation Agreements. (Note 5)
(ii)	Form of 22c-2 Agreement (Note 1)

(i)	Not Applicable.

(j)	Powers of Attorney (Note 1):
F. Becker, G. Bethune, W. Caperton, III, R. Carbone,

G. Casellas, J. Cullen, W. Gray, III, J. Hanson,

C. Horner, K. Krapek, C. Poon, A. Ryan, P. Sayre, J. Unruh

(k)	Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of the securities being registered. (Note 11)

(l)	Not Applicable.

(m)	Not Applicable

(n)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)

(o)	None.

(p)	Not applicable.

(q)	Redeemability Exemption:

Memorandum describing Prudential’s issuance, transfer, and redemption procedures for the Certificates pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 6)

---------------------------------------------------------

(Note	1)	Filed herewith.
(Note	2)	Incorporated by reference to Registrant’s Form S-6, filed February 16, 1996.
(Note	3)	Incorporated by reference to Pre-Effective Amendment No. 2 to this Registration Statement, filed January 27, 1997 on behalf of The Prudential Variable Contract Account GI-2.
(Note	4)	Incorporated by reference to Pre-Effective Amendment No. 3 to this Registration Statement, filed April 29, 1997 on behalf of The Prudential Variable Contract Account GI-2.
(Note	5)	Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement, filed May 14, 1997 on behalf of The Prudential Variable Contract Account GI-2.
(Note	6)	Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, filed August 22, 1996, on behalf of The Prudential Variable Contract Account GI-2.
(Note	7)	Incorporated by reference to Post-Effective Amendment No. 19 to Form S-1, Registration No. 33-20083-01, filed April 19, 2006 on behalf of The Prudential Variable Contract Real Property Account.
(Note	8)	Incorporated by reference to Post-Effective Amendment No. 29 to Form N-6, Registration No. 33-20000, filed April 21, 2006 on behalf of The Prudential Variable Appreciable Account.
(Note	9)	Incorporated by reference to Post-Effective Amendment No. 18 to Form S-1, Registration No. 33-20083-01, filed April 14, 2005 on behalf of The Prudential Variable Contract Real Property Account.
(Note	10)	Incorporated by reference to Post-Effective Amendment No. 12 to this Registration Statement, filed April 28, 2006 on behalf of The Prudential Variable Contract Account GI-2.
(Note	11)	Incorporated by reference to Post-Effective Amendment No. 11 to this Registration Statement, filed April 28, 2005 on behalf of The Prudential Variable Contract Account GI-2.

Item 27.	Directors and Major Officers of Prudential

The directors and major officers of Prudential, listed with their principal occupations, are shown below. The Principal business address of the directors and officers listed below is 751 Broad Street, Newark, New Jersey 07102.

DIRECTORS OF PRUDENTIAL

FREDERIC K. BECKER--Director (current term expires June, 2007). Chairman, Audit Committee; Member, Executive Committee. President, Wilentz Goldman & Spitzer, P.A. (law firm).

GORDON M. BETHUNE -- Director (current term expires June 2007). Member, Compensation Committee. Member, Corporate Governance and Business Ethics Committee. Former Chairman and Chief Executive Officer Continental Airlines, Inc., Retired. Mr. Bethune is also a director of Aloha Airlines, Honeywell International, Inc., Sprint Nextel Corporation, and Willis Group Holdings Limited.

W. GASTON CAPERTON, III -- Director (current term expires June, 2007). Member, Finance and Dividends Committee. Member, Investment Committee. President, The College Board. Governor Caperton is also a director of Energy Corporation of America, Owens Corning, United Bankshares, Inc., and West Virginia Media.

GILBERT F. CASELLAS--Director (current term expires June, 2007). Member, Audit Committee. Counsel for Mintz Levin Cohn Ferris Glovsky, and Popeo, P.C. (law firm). Mr. Casellas is also a director of The Swarthmore Group, Inc.

JAMES G. CULLEN--Director (current term expires June, 2007). Chairman, Compensation Committee; Member, Audit Committee; Member, Executive Committee. Retired President and Chief Operating Officer Bell Atlantic Corporation. Mr. Cullen is also a director of Agilient Technologies, Inc., Johnson & Johnson, and NeuStar, Inc.

WILLIAM H. GRAY, III--Director (current term expires June, 2007). Chairman, Corporate Governance and Business Ethics Committee; Member, Executive Committee. Retired. Mr. Gray is the Chairman of The Amani Group, LLC. Mr. Gray is also a director of Dell Computer Corporation, JP Morgan Chase & Co., Pfizer, Inc., and Visteon Corporation.

JON F. HANSON--Director (current term expires June, 2007). Chairman, Executive Committee; Chairman, Finance and Dividends Committee; Chairman, Investment Committee. Chairman of The Hampshire Companies. Mr. Hanson is also a director of CD&L, Inc., HealthSouth Corp., James E. Hanson Management Company, Pascack Community Bank, and Yankee Global Enterprises.

CONSTANCE J. HORNER--Director (current term expires June, 2007). Member, Compensation Committee; Member, Corporate Governance and Business Ethics Committee. Former Assistant to the President of the United States. Ms. Horner is also a director of Ingersoll-Rand Company, Ltd., and Pfizer, Inc.

KARL J. KRAPEK--Director (current term expires June, 2007). Member, Finance and Dividends Committee. Member, Investment Committee. Retired President and Chief Operating Officer, United Technologies Corporation. Mr. Krapek is also a director of Connecticut Bank and Trust Company, Delta Airlines, Inc., Lucent Technologies, Inc., and Visteon Corporation.

CHRISTINE A. POON--Director (current term expires June, 2007). Vice Chairman, Board of Directors and Worldwide Chairman, Medicines and Nutritionals Johnson & Johnson. Board Member, Johnson & Johnson.

ARTHUR F. RYAN--Chairman of the Board (current term expires June, 2007). Member, Executive Committee. Mr. Ryan is also a director of Regeneron Pharmaceuticals, Inc.

JAMES A. UNRUH--Director (current term expires June, 2007). Member, Audit Committee. Founding Principal, Alerion Capital Group, LLC. Mr. Unruh is also a director of Tenet Healthcare Corporation, CSG Systems International, Inc. ("CSG"), and Qwest Communications, Inc. ("Qwest").

PRINCIPAL OFFICERS

SUSAN L. BLOUNT--Senior Vice President and General Counsel, Prudential.

RICHARD J. CARBONE--Senior Vice President and Chief Financial Officer, Prudential.

BERNARD J. JACOB--Senior Vice President and Treasurer, Prudential.

KATHLEEN M. GIBSON--Vice President, Secretary and Corporate Governance Officer, Prudential.

ROBERT C. GOLDEN--Executive Vice President, Prudential.

MARK B. GRIER--Vice Chairman, Financial Management, Prudential.

ARTHUR F. RYAN--Chief Executive Officer and President, Prudential.

JOHN STRANGFELD--Vice Chairman, Investment Division, Prudential.

PETER B. SAYRE--Senior Vice President and Controller, Prudential.

SHARON C. TAYLOR--Senior Vice President, Prudential.

Item 28.	Persons Controlled by or Under Common Control with the Depositor or the Registrant

See Annual Report on Form 10-K of Prudential Financial, Inc., File No. 001-16707, filed February 28, 2007.

Item 29.	Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

New Jersey, being the state of organization of Prudential, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to exhibit Item 26 (f)(ii) of

Post-Effective Amendment No. 29 to Form N-6, Registration No. 33-20000, filed April 21, 2006 on behalf of The Prudential Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriters

(a)	Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for Cash Accumulation Trust, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Blend Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden National Municipals Fund, Inc., Jennison Natural Resources Fund, Inc., Dryden Global Real Estate Fund, Jennison Sector Funds, Inc., Dryden Short-Term Corporate Bond Fund, Inc., Jennison Small Company Fund, Inc., Dryden Tax-Free Money Fund, Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison Mid-Cap Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Target Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Series Fund and Advanced Series Trust.

PIMS is also distributor of the following other investment companies: Separate Accounts: Prudential's Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account, The Prudential Qualified Individual Variable Contract Account, PRIAC Variable Contract Account A, and The Prudential Discovery Premier Group Variable Contract Account.

Information concerning the officers and directors of PIMS is set forth below.

                                                        POSITIONS AND OFFICES                  POSITIONS AND OFFICES
                           NAME                           WITH UNDERWRITER                        WITH REGISTRANT

                 Robert F. Gunia (1)        President                                                  None

                 Mark R. Hastings (1)       Senior Vice President & Chief Compliance                   None
                                            Officer

                 David Odenath (2)          Executive Vice President                                   None

                 Scott Sleyster (3)         Executive Vice President                                   None

                 Stephen Pelletier (1)      Executive Vice President                                   None

                 Bernard B. Winograd (1)    Executive Vice President and Treasurer                     None

                 Edward P. Baird (4)        Executive Vice President                                   None

                 Mark I. Salvacion (1)      Secretary and Chief  Legal Officer                         None

                 Michael J. McQuade (1)     Senior Vice President, Comptroller and Chief               None
                                            Financial Officer

                 Noreen M. Fierro (1)       Anti-Money Laundering Officer                              None

                 Peter J. Boland (1)        Senior Vice President and Director of                      None
                                            Operations

                     (1)      Three Gateway Center, Newark, New Jersey 07102-4061.
                     (2)      751 Broad Street, Newark, New Jersey 07102.
                     (3)      280 Trumbull Street, Hartford, Connecticut 06103
                     (4)      290 W. Mount Pleasant Avenue, Livingston, New Jersey 07039

The address of each person named is Three Gateway Center, Newark, NJ 07102-4061, unless otherwise noted.

PIMS serves as a principal underwriter of the Group Contracts and Certificate. PIMS received Net Underwriting Discounts and Commissions for the Group Contracts of $9,776 in 2006, $8,891 in 2005, and $13,564 in 2004. The Group Contracts and Certificates are offered on a continuous basis.

Item 31.	Location of Accounts and Records

The Depositor, The Prudential Insurance Company of America, is located at 751 Broad Street, Newark, New Jersey 07102.

The Principal Underwriter, Prudential Investment Management Services, L.L.C. (“PIMS”) is located at Three Gateway Center, Newark, NJ 07102.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder.

Item 32.	Management Services

Not Applicable.

Item 33.	Representation of Reasonableness of Fees

The Prudential Insurance Company of America (“Prudential Insurance”) represents that the fees and charges deducted under the Group Variable Universal Life Insurance contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential Insurance.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, The Prudential Variable Contract Account GI-2, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus, and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 23rd day of April, 2007.

(Seal)	The Prudential Variable Contract Account GI-2
(Registrant)

By: The Prudential Insurance Company of America
(Depositor)

Attest:      /s/  Christopher C. Sprague                 By:    /s/ Scott D. Kaplan
                  Christopher C. Sprague                                  Scott D. Kaplan
                  Corporate Counsel                                       Vice President, Finance

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 13 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 23rd day of April, 2007.

               Signature and Title

/s/ *
Arthur F. Ryan
Chairman of the Board, President, and
Chief Executive Officer

/s/ *
Peter B. Sayre
Senior Vice President and Corporate Controller                        *By:   /s/ Christopher C. Sprague
                                                                                Christopher C. Sprague
                                                                                (Attorney-in-Fact)
/s/*
Richard J. Carbone
Senior Vice President and Chief Financial Officer

/s/
Frederic K. Becker
Director

/s/
Gordon M. Bethune
Director

/s/
W. Gaston Caperton, III
Director

/s/
Gilbert F. Casellas
Director

/s/
James G. Cullen
Director

/s/
William H. Gray, III
Director

/s/
Jon F. Hanson
Director

/s/
Constance J. Horner
Director

/s/
Karl J. Krapek
Director                                                               *By:   /s/ Christopher C. Sprague
                                                                                 Christopher C. Sprague
                                                                                 (Attorney-in-Fact)

/s/
Christine A. Poon
Director

/s/
James A. Unruh
Director

EXHIBIT INDEX

Item 26.

(h)	(i) Form of 22c-2 Agreement	C-

(j) Powers of Attorney:	F. Becker, G. Bethune, W. Caperton, III, R. Carbone, G. Casellas, J. Cullen, W. Gray, III, J. Hanson, C. Horner, K. Krapek, C. Poon, A. Ryan, P. Sayre, J. Unruh	C-

(n) Auditor Consent:	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.	C-